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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza,

Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor

11 Greenway Plaza,

Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 08/31/13

Item 1. Report to Stockholders.

Annual Report to Shareholders	August 31, 2013

Invesco American Franchise Fund

Nasdaq:
A: VAFAX ¡ B: VAFBX ¡ C: VAFCX ¡ R: VAFRX ¡ Y: VAFIX ¡ R5: VAFNX ¡ R6: VAFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

    Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1   Source: Reuters

2                          Invesco American Franchise Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

    The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

    The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

    As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Invesco American Franchise Fund, at net asset value (NAV), had positive returns and outperformed its style-specific benchmark, the Russell 1000 Growth Index. Outperformance was driven primarily by stock selection in several sectors, including the information technology (IT), consumer discretionary, health care and telecommunication services sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.89%
Class B Shares	18.90
Class C Shares	17.93
Class R Shares	18.58
Class Y Shares	19.13
Class R5 Shares	19.22
Class R6 Shares*	19.40
S&P 500 Index‚ (Broad Market Index)	18.70
Russell 1000 Growth Index■ (Style-Specific Index)	16.43
Lipper Large-Cap Growth Funds Index¿ (Peer Group Index)	17.56

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.
*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of US issuers at the time of investment.

    We believe a growth investment strategy is an essential component of a diversified portfolio.

    Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.

    To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis.

At the end of this distillation process, we have a set of stocks to analyze in greater depth.

    Our fundamental analysis focuses on identifying companies with strong drivers of growth. We conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.

    Risk management plays an important role in portfolio construction as we attempt to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.
■	There is deterioration in fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The fiscal year ended August 31, 2013, began with some downward volatility in US equity markets. Starting in the fall of 2012, markets began an upward trend that continued through much of the reporting period. In early fall, the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing (QE), or fiscal stimulus, which caused consumer sentiment to improve. Uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013, however, made many businesses hesitant to spend during the first quarter of the year. However, for the first time in years, markets appeared willing to look past headline events.

    From late May through June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing QE. Since December 2012, the Fed has purchased $85 billion1 of US Treasuries and mortage-backed

Portfolio Composition
By sector
Information Technology	32.4%
Consumer Discretionary	22.8
Health Care	14.0
Industrials	10.5
Financials	6.7
Energy	6.2
Consumer Staples	4.3
Telecommunication Services	2.1
Money Market Funds
Plus Other Assets Less Liabilities	1.0

Top 10 Equity Holdings
1. Apple Inc.	6.0%
2. Facebook Inc.-Class A	5.9
3. DISH Network Corp.-Class A	4.2
4. Gilead Sciences, Inc.	4.1
5. Google Inc.-Class A	3.6
6. QUALCOMM, Inc.	2.9
7. Lowe’s Cos., Inc.	2.8
8. Celgene Corp.	2.7
9. Priceline.com Inc.	2.3
10. Mondelez International Inc.-Class A	2.3

Total Net Assets	$6.3 billion

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                          Invesco American Franchise Fund

securities each month to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off, which caused bonds, stocks and commodities to decline. Precious metals were particularly hard hit, and fixed-income investors scrambled to sell bonds in anticipation of higher yields. The markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued to rise.

    During the reporting period, the Fund, at NAV, had double-digit positive returns and outperformed the Russell 1000 Growth Index due primarily to positive stock selection in several sectors. The Fund outperformed its style-specific index by the widest margins in the IT, consumer discretionary, health care and telecommunication services sectors. Some of this outperformance was offset by negative stock selection in the industrials sector.

    The IT sector was the leading contributor to relative Fund performance, driven primarily by strong stock selection. The largest individual stock contributor was social networking company Facebook. The company benefited from an increase in ad revenue due primarily to progress made in promotions on smartphones and tablets. Additional IT contributors included Internet search giant Google and credit card company Visa.

    Strong stock selection also drove the Fund’s outperformance versus the Russell 1000 Growth Index in the consumer discretionary sector. One of the leading contributors for the Fund was Dish Network, a leading provider of satellite cable television. The stock benefited from significant discussions about strategic corporate partnerships resulting from its valuable broadband spectrum assets. Another contributor to Fund performance was Priceline.com, an online travel company. The company benefited from a merger with online services provider Kayak Software (not a Fund holding) during the reporting period.

    Strong stock selection in the health care sector also contributed to the Fund’s positive performance. One of the strongest contributors to Fund performance was biopharmaceutical company Gilead Sciences. The company is a leader in the treatment of HIV; however, the stock benefited most from news that tests for a new drug to treat hepatitis C were successful. Additionally, it announced that development of a potential cancer treatment was progressing more quickly than had been anticipated. Another strong contributor in the health care sector was Celgene, a biotechnology company with a growing leadership in cancer drugs. During the reporting period, Celgene successfully introduced several additional products to diversify its business and drive growth.

    The telecommunication services sector was the strongest performing sector for the Fund on an absolute basis during the reporting period. Wireless communications company Sprint Corp. was a strong contributor to performance as it entertained several offers for a strategic partnership, resulting in a higher stock price before the company finally agreed to a merger during the reporting period.

    Some of the Fund’s outperformance was offset by underperformance in the industrials sector, driven primarily by weak stock selection. Despite posting strong positive returns in this sector, the Fund underperformed its style-specific benchmark due to not owning several of the strongest performing names that were part of the Russell 1000 Growth Index during the reporting period, including Honeywell International and 3M.

    As we’ve discussed, the stock market experienced volatile performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco American Franchise Fund.

1   Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, portfolio manager, is lead manager of Invesco American Franchise Fund. He joined
Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Cohen earned a
BS in economics from The Wharton School of the University of Pennsylvania.

5                          Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 6/23/05; index data from 6/30/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco American Franchise Fund

Average Annual Total Returns

As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	5.96%
5 Years	7.44
1 Year	12.31

Class B Shares
Inception (6/23/05)	6.09%
5 Years	7.91
1 Year	13.90

Class C Shares
Inception (6/23/05)	5.92%
5 Years	7.91
1 Year	16.93

Class R Shares
Inception	6.42%
5 Years	8.40
1 Year	18.58

Class Y Shares
Inception (6/23/05)	6.93%
5 Years	8.92
1 Year	19.13

Class R5 Shares
Inception	6.82%
5 Years	8.89
1 Year	19.22

Class R6 Shares
Inception	6.74%
5 Years	8.77
1 Year	19.40

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns

As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	5.10%
5 Years	7.14
1 Year	7.63

Class B Shares
Inception (6/23/05)	5.23%
5 Years	7.56
1 Year	8.83

Class C Shares
Inception (6/23/05)	5.09%
5 Years	7.63
1 Year	12.16

Class R Shares
Inception	5.58%
5 Years	8.09
1 Year	13.62

Class Y Shares
Inception (6/23/05)	6.08%
5 Years	8.62
1 Year	14.24

Class R5 Shares
Inception	5.97%
5 Years	8.57
1 Year	14.31

Class R6 Shares
Inception	5.89%
5 Years	8.43
1 Year	14.25

    Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.18%, 1.18%, 1.93%, 1.43%, 0.93%, 0.69% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses on Class B shares in the past, performance would have been lower.

7                          Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign risk. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium-sized companies risk. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VAFAX
Class B Shares	VAFBX
Class C Shares	VAFCX
Class R Shares	VAFRX
Class Y Shares	VAFIX
Class R5 Shares	VAFNX
Class R6 Shares	VAFFX

8                          Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.94%
Aerospace & Defense–3.48%
Boeing Co. (The)	1,033,122	$107,362,038
Honeywell International Inc.	397,153	31,601,464
United Technologies Corp.	800,763	80,156,377
		219,119,879

Apparel Retail–1.06%
Gap, Inc. (The)	1,656,232	66,978,022

Apparel, Accessories & Luxury Goods–2.04%
Michael Kors Holdings Ltd.(b)	983,544	72,870,775
Prada S.p.A. (Italy)	2,772,992	27,179,656
PVH Corp.	223,118	28,726,443
		128,776,874

Application Software–2.47%
Citrix Systems, Inc.(b)	754,834	53,419,602
Salesforce.com, Inc.(b)	2,077,616	102,073,274
		155,492,876

Asset Management & Custody Banks–1.03%
BlackRock, Inc.	249,376	64,917,560

Automobile Manufacturers–1.69%
General Motors Co.(b)	3,121,246	106,372,064

Biotechnology–8.83%
Amgen Inc.	830,164	90,438,066
Biogen Idec Inc.(b)	207,605	44,224,017
Celgene Corp.(b)	1,193,206	167,024,976
Gilead Sciences, Inc.(b)	4,233,225	255,136,471
		556,823,530

Brewers–1.13%
Anheuser-Busch InBev N.V.–ADR (Belgium)	762,068	71,139,048

Broadcasting–1.07%
CBS Corp.–Class B	1,317,347	67,316,432

Cable & Satellite–7.37%
Comcast Corp.–Class A	1,149,359	48,376,520
DIRECTV(b)	1,160,092	67,494,153
DISH Network Corp.–Class A	5,928,615	266,550,530
Sirius XM Radio Inc.	9,570,372	34,261,932
Time Warner Cable Inc.	448,086	48,102,032
		464,785,167

Casinos & Gaming–0.90%
Las Vegas Sands Corp.	1,009,049	56,859,911

Communications Equipment–4.34%
F5 Networks, Inc.(b)	662,254	55,218,739
QUALCOMM, Inc.	2,714,299	179,903,738
Telefonaktiebolaget LM Ericsson–ADR (Sweden)	3,249,766	38,282,243
		273,404,720

	Shares	Value
Computer Hardware–5.99%
Apple Inc.	775,969	$377,935,701

Computer Storage & Peripherals–1.22%
EMC Corp.	2,995,031	77,211,899

Construction & Engineering–1.51%
Foster Wheeler AG (Switzerland)(b)	2,246,169	52,066,198
Jacobs Engineering Group, Inc.(b)	739,101	43,074,806
		95,141,004

Construction & Farm Machinery & Heavy Trucks–0.51%
Cummins Inc.	260,516	32,095,571

Data Processing & Outsourced Services–2.26%
MasterCard, Inc.–Class A	151,759	91,978,094
Visa Inc.–Class A	288,702	50,355,403
		142,333,497

Electrical Components & Equipment–0.75%
Roper Industries, Inc.	380,939	47,122,154

General Merchandise Stores–0.88%
Dollar General Corp.(b)	1,024,756	55,306,081

Health Care Equipment–0.49%
Abbott Laboratories	936,336	31,208,079

Health Care Facilities–0.49%
HCA Holdings, Inc.	817,219	31,209,594

Health Care Services–0.70%
Express Scripts Holding Co.(b)	691,562	44,176,981

Home Improvement Retail–2.83%
Lowe’s Cos., Inc.	3,894,352	178,439,209

Industrial Conglomerates–2.42%
Danaher Corp.	999,850	65,510,172
General Electric Co.	3,760,622	87,020,793
		152,530,965

Industrial Machinery–1.08%
Flowserve Corp.	225,806	12,597,717
Ingersoll-Rand PLC	941,704	55,692,374
		68,290,091

Insurance Brokers–0.93%
Aon PLC	886,801	58,865,850

Internet Retail–4.19%
Amazon.com, Inc.(b)	430,643	121,002,070
Priceline.com Inc.(b)	152,594	143,214,047
		264,216,117

Internet Software & Services–11.69%
Baidu, Inc.–ADR (China)(b)	174,095	23,595,095
eBay Inc.(b)	1,804,742	90,219,053
Facebook Inc.–Class A(b)	9,008,298	371,862,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Franchise Fund

	Shares	Value
Internet Software & Services–(continued)
Google Inc.–Class A(b)	270,677	$229,236,351
LinkedIn Corp.–Class A(b)	91,102	21,868,124
		736,781,165

Investment Banking & Brokerage–0.80%
Goldman Sachs Group, Inc. (The)	331,017	50,357,616

Life Sciences Tools & Services–0.66%
Thermo Fisher Scientific, Inc.	466,579	41,446,213

Managed Health Care–0.52%
UnitedHealth Group Inc.	461,001	33,072,212

Movies & Entertainment–0.53%
Walt Disney Co. (The)	549,870	33,448,592

Oil & Gas Equipment & Services–3.85%
Schlumberger Ltd.	1,411,470	114,244,382
Weatherford International Ltd.(b)	8,600,688	128,236,258
		242,480,640

Oil & Gas Exploration & Production–2.38%
Anadarko Petroleum Corp.	1,049,785	95,971,345
EOG Resources, Inc.	345,032	54,187,275
		150,158,620

Other Diversified Financial Services–2.11%
Citigroup Inc.	2,758,337	133,310,427

Packaged Foods & Meats–2.26%
Mondelez International Inc.–Class A	4,641,402	142,351,799

Pharmaceuticals–2.29%
Actavis Inc.(b)	168,120	22,726,461
Johnson & Johnson	342,732	29,615,472
Pfizer Inc.	2,226,727	62,815,969
Zoetis Inc.	1,007,191	29,359,618
		144,517,520

	Shares	Value
Restaurants–0.30%
McDonald’s Corp.	197,908	$18,674,599

Semiconductor Equipment–0.93%
Applied Materials, Inc.	3,918,013	58,809,375

Semiconductors–0.92%
Altera Corp.	1,646,546	57,909,023

Specialized Finance–0.59%
CME Group Inc.–Class A	519,396	36,934,250

Specialized REIT’s–1.20%
American Tower Corp.	1,093,080	75,958,129

Systems Software–2.57%
Microsoft Corp.	4,237,785	141,542,019
Symantec Corp.	788,141	20,184,291
		161,726,310

Tobacco–0.88%
Philip Morris International Inc.	666,374	55,602,246

Trucking–0.73%
J.B. Hunt Transport Services, Inc.	642,447	46,256,184

Wireless Telecommunication Services–2.07%
Sprint Corp.(b)	19,408,172	130,228,835
Total Common Stocks & Other Equity Interests (Cost $4,769,383,324)		6,238,092,631

Money Market Funds–1.02%
Liquid Assets Portfolio– Institutional Class(c)	32,101,841	32,101,841
Premier Portfolio– Institutional Class(c)	32,101,840	32,101,840
Total Money Market Funds (Cost $64,203,681)		64,203,681
TOTAL INVESTMENTS–99.96% (Cost $4,833,587,005)		6,302,296,312
OTHER ASSETS LESS LIABILITIES–0.04%		2,265,645
NET ASSETS–100.00%		$6,304,561,957

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $4,769,383,324)	$6,238,092,631
Investments in affiliated money market funds, at value and cost	64,203,681
Total investments, at value (Cost $4,833,587,005)	6,302,296,312
Receivable for:
Investments sold	59,955,363
Fund shares sold	1,152,790
Dividends	6,938,265
Fund expenses absorbed	7,824
Investment for trustee deferred compensation and retirement plans	243,211
Other assets	54,474
Total assets	6,370,648,239

Liabilities:
Payable for:
Investments purchased	55,119,055
Fund shares reacquired	4,725,199
Amount due custodian	134,105
Accrued fees to affiliates	4,600,555
Accrued trustees’ and officers’ fees and benefits	14,372
Accrued other operating expenses	556,475
Trustee deferred compensation and retirement plans	936,521
Total liabilities	66,086,282
Net assets applicable to shares outstanding	$6,304,561,957

Net assets consist of:
Shares of beneficial interest	$4,617,671,048
Undistributed net investment income	8,309,634
Undistributed net realized gain	209,870,543
Net unrealized appreciation	1,468,710,732
$6,304,561,957

Net Assets:
Class A	$5,428,321,205
Class B	$226,796,467
Class C	$271,960,186
Class R	$19,575,720
Class Y	$92,418,194
Class R5	$151,534,704
Class R6	$113,955,481

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	366,234,326
Class B	15,639,791
Class C	18,962,077
Class R	1,328,082
Class Y	6,188,475
Class R5	10,167,466
Class R6	7,640,198
Class A:
Net asset value per share	$14.82
Maximum offering price per share
(Net asset value of $14.82 ÷ 94.50%)	$15.68
Class B:
Net asset value and offering price per share	$14.50
Class C:
Net asset value and offering price per share	$14.34
Class R:
Net asset value and offering price per share	$14.74
Class Y:
Net asset value and offering price per share	$14.93
Class R5:
Net asset value and offering price per share	$14.90
Class R6:
Net asset value and offering price per share	$14.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $455,575)	$69,460,859
Dividends from affiliated money market funds (includes securities lending income of $486,545)	580,257
Total investment income	70,041,116

Expenses:
Advisory fees	34,867,835
Administrative services fees	651,042
Custodian fees	167,795
Distribution fees:
Class A	12,089,599
Class B	613,844
Class C	2,512,202
Class R	92,939
Transfer agent fees — A, B, C, R and Y	13,249,273
Transfer agent fees — R5	166,300
Transfer agent fees — R6	2,027
Trustees’ and officers’ fees and benefits	206,751
Other	1,166,045
Total expenses	65,785,652
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(4,287,998)
Net expenses	61,497,654
Net investment income	8,543,462

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $10,239,424)	787,955,978
Foreign currencies	(1,434)
787,954,544
Change in net unrealized appreciation of:
Investment securities	189,233,144
Foreign currencies	1,317
189,234,461
Net realized and unrealized gain	977,189,005
Net increase in net assets resulting from operations	$985,732,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$8,543,462	$(3,482,880)
Net realized gain	787,954,544	5,600,794
Change in net unrealized appreciation	189,234,461	422,392,232
Net increase in net assets resulting from operations	985,732,467	424,510,146

Distributions to shareholders from net investment income:
Class A	(1,680,357)	—
Class B	(88,298)	—
Class Y	(269,635)	—
Class R5	(655,036)	—
Class R6	(545,579)	—
Total distributions from net investment income	(3,238,905)	—

Distributions to shareholders from net realized gains:
Class A	—	(49,936,307)
Class B	—	(3,657,657)
Class C	—	(2,792,450)
Class R	—	(188,148)
Class Y	—	(1,138,913)
Class R5	—	(2,112,110)
Total distributions from net realized gains	—	(59,825,585)

Share transactions–net:
Class A	(135,809,151)	(464,391,426)
Class B	(87,558,797)	(119,780,165)
Class C	(22,109,739)	(28,808,170)
Class R	(2,317,486)	(165,660)
Class Y	(22,131,891)	(23,439,291)
Class R5	(181,966,427)	79,335,971
Class R6	99,950,199	—
Net increase (decrease) in net assets resulting from share transactions	(351,943,292)	(557,248,741)
Net increase (decrease) in net assets	630,550,270	(192,564,180)

Net assets:
Beginning of year	5,674,011,687	5,866,575,867
End of year (includes undistributed net investment income of $8,309,634 and $2,859,270, respectively)	$6,304,561,957	$5,674,011,687

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B

13                         Invesco American Franchise Fund

shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

14                         Invesco American Franchise Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts

15                         Invesco American Franchise Fund

are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2013, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75% (after 12b-1 fee waivers), 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.22% (after 12b-1fee waivers), 1.80%, 1.30%, 0.80%, 0.80% and 0.80%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

The Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $130,280 and reimbursed class level expenses of $3,670,025, $186,344, $190,656, $14,107 and $67,208 of Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

IDI had contractually agreed to limit Rule 12b-1 plan fees on Class B shares to 0.42% of average daily net assets, through June 30, 2013. The Distributor did not waive fees during the period under this expense limitation.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

16                         Invesco American Franchise Fund

proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $334,787 in front-end sales commissions from the sale of Class A shares and $1,438, $156,132 and $13,502 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2013, the Fund incurred $127,319 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$6,275,116,656	$27,179,656	$—	$6,302,296,312

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2013, the Fund engaged in securities purchases of $13,131,857 and securities sales of $48,113,780, which resulted in net realized gains of $10,239,424.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $29,378.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco American Franchise Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$3,238,905	$—
Long-term capital gain	—	59,825,585
Total distributions	$3,238,905	$59,825,585

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$9,212,385
Undistributed long-term gain	277,018,328
Net unrealized appreciation — investments	1,453,560,022
Net unrealized appreciation — other investments	1,425
Temporary book/tax differences	(902,751)
Capital loss carryforward	(51,998,500)
Shares of beneficial interest	4,617,671,048
Total net assets	$6,304,561,957

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $345,814,377 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2015	$2,422,410	$—	$2,422,410
August 31, 2016	49,576,090	—	49,576,090
	$51,998,500	$—	$51,998,500

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund and as of July 15, 2013, the date of the reorganization of Invesco Leisure Fund into the Fund and realized on securities held in each fund at such date of the reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $4,452,496,044 and $4,961,303,704, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,500,932,731
Aggregate unrealized (depreciation) of investment securities	(47,372,709)
Net unrealized appreciation of investment securities	$1,453,560,022

Cost of investments for tax purposes is $4,848,736,290.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlements, on August 31, 2013, undistributed net investment income was increased by $257,428 and undistributed net realized gain was decreased by $257,428.

Further, as a result of tax deferrals acquired in the reorganization of Invesco Leisure Fund into the Fund, undistributed net investment income was decreased by $111,621, undistributed net realized gain was decreased by $798,578 and shares of beneficial interest was increased by $910,199. These reclassifications had no effect on the net assets of the Fund.

18                         Invesco American Franchise Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	9,792,627	$131,507,521	14,165,188	$170,566,557
Class B	136,087	1,766,668	226,851	2,659,926
Class C	1,034,373	13,366,766	1,717,250	19,978,836
Class R	251,276	3,336,107	402,087	4,755,689
Class Y	1,654,188	22,565,414	2,652,299	31,747,725
Class R5	1,428,763	19,009,427	11,756,254	134,787,606
Class R6(b)	13,767,716	181,744,390	—	—

Issued as reinvestment of dividends:
Class A	120,687	1,561,209	4,169,056	47,193,711
Class B	6,819	86,110	322,943	3,578,212
Class C	—	—	231,774	2,572,693
Class R	—	—	16,635	188,148
Class Y	18,246	230,140	86,240	982,277
Class R5	52,093	654,994	185,905	2,111,886
Class R6	43,407	545,579	—	—

Issued in connection with acquisitions:(c)
Class A	28,493,895	414,344,182	—	—
Class B	240,442	3,419,085	—	—
Class C	1,148,422	16,170,371	—	—
Class R	100,907	1,459,285	—	—
Class Y	801,793	11,737,602	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	4,333,763	57,758,261	6,324,818	75,981,272
Class B	(4,429,532)	(57,758,261)	(6,303,285)	(75,981,272)

Reacquired:
Class A	(55,559,122)	(740,980,324)	(63,303,335)	(758,132,966)
Class B	(2,697,669)	(35,072,399)	(4,407,859)	(50,037,031)
Class C	(4,005,957)	(51,646,876)	(4,365,929)	(51,359,699)
Class R	(532,067)	(7,112,878)	(422,570)	(5,109,497)
Class Y	(4,221,766)	(56,665,047)	(4,776,818)	(56,169,293)
Class R5	(15,318,838)	(201,630,848)	(4,716,593)	(57,563,521)
Class R6	(6,170,925)	(82,339,770)	—	—
Net increase (decrease) in share activity	(29,510,372)	$(351,943,292)	(46,039,089)	$(557,248,741)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on July 15, 2013, the Fund acquired all the net assets of Invesco Leisure Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund and by the shareholders of the Target Fund on April 24, 2013. The acquisition was accomplished by a tax-free exchange of 30,785,459 shares of the Fund for 10,245,465 shares outstanding of the Target Fund as of the close of business on July 12, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, July 12, 2013. The Target Fund’s net assets as of the close of business on July 12, 2013 of $447,130,525, including $168,476,621 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,828,287,238 and $6,275,415,763 immediately after the acquisition.
The pro forma results of operations for the year ended August 31, 2013 assuming the reorganization had been completed on September 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$8,281,484
Net realized/unrealized gains	1,210,553,562
Change in net assets resulting from operations	$1,218,835,046

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since July 15, 2013.

19                         Invesco American Franchise Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 08/31/13	$12.47	$0.02	$2.33	$2.35	$(0.00)	$—	$(0.00)	$14.82	18.89	%(c)	$5,428,321	1.06	%(d)	1.14	%(d)	0.17	%(d)	80%
Year ended 08/31/12	11.72	(0.01)	0.88	0.87	—	(0.12)	(0.12)	12.47	7.55	(c)	4,728,364	1.05		1.18		(0.05)		96
Year ended 08/31/11	9.79	(0.05)	1.98	1.93	—	—	—	11.72	19.71	(c)	4,894,163	1.06		1.17		(0.43)		179
Year ended 08/31/10	8.87	0.01	1.03	1.04	(0.12)	—	(0.12)	9.79	11.75	(c)	168,731	1.30		1.30		0.11		101
Year ended 08/31/09	10.23	0.13	(1.33)	(1.20)	(0.16)	(0.00)	(0.16)	8.87	(11.40	)(e)	200,127	1.35		1.41		1.60		105
Class B
Year ended 08/31/13	12.20	0.02	2.28	2.30	(0.00)	—	(0.00)	14.50	18.90	(c)(f)	226,796	1.06	(d)(f)	1.14	(d)(f)	0.17	(d)(f)	80
Year ended 08/31/12	11.47	(0.01)	0.86	0.85	—	(0.12)	(0.12)	12.20	7.54	(c)(f)	273,177	1.05	(f)	1.18	(f)	(0.05	)(f)	96
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	—	—	—	11.47	18.98	(c)(f)	373,157	1.28	(f)	1.65	(f)	(0.64	)(f)	179
Year ended 08/31/10	8.75	(0.06)	1.01	0.95	(0.06)	—	(0.06)	9.64	10.89	(c)	22,332	2.05		2.05		(0.64)		101
Year ended 08/31/09	10.08	0.07	(1.31)	(1.24)	(0.09)	(0.00)	(0.09)	8.75	(12.09	)(g)	23,466	2.10		2.16		0.86		105
Class C
Year ended 08/31/13	12.16	(0.08)	2.26	2.18	—	—	—	14.34	17.93	(c)	271,960	1.81	(d)	1.89	(d)	(0.58	)(d)	80
Year ended 08/31/12	11.51	(0.09)	0.86	0.77	—	(0.12)	(0.12)	12.16	6.82	(c)	252,685	1.80		1.93		(0.80)		96
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	—	—	—	11.51	18.90	(c)(h)	266,990	1.60	(h)	1.71	(h)	(0.97	)(h)	179
Year ended 08/31/10	8.76	(0.05)	1.03	0.98	(0.06)	—	(0.06)	9.68	11.14	(c)(h)	23,718	1.93	(h)	1.93	(h)	(0.52	)(h)	101
Year ended 08/31/09	10.10	0.06	(1.30)	(1.24)	(0.10)	(0.00)	(0.10)	8.76	(12.11	)(i)	25,063	2.16		2.22		0.78		105
Class R
Year ended 08/31/13	12.43	(0.01)	2.32	2.31	—	—	—	14.74	18.58	(c)	19,576	1.31	(d)	1.39	(d)	(0.08	)(d)	80
Year ended 08/31/12	11.71	(0.04)	0.88	0.84	—	(0.12)	(0.12)	12.43	7.30	(c)	18,746	1.30		1.43		(0.30)		96
Year ended 08/31/11(j)	12.81	(0.02)	(1.08)	(1.10)	—	—	—	11.71	(8.59	)(c)	17,698	1.30	(k)	1.42	(k)	(0.66	)(k)	179
Class Y
Year ended 08/31/13	12.57	0.06	2.34	2.40	(0.04)	—	(0.04)	14.93	19.13	(c)	92,418	0.81	(d)	0.89	(d)	0.42	(d)	80
Year ended 08/31/12	11.78	0.02	0.89	0.91	—	(0.12)	(0.12)	12.57	7.86	(c)	99,758	0.80		0.93		0.20		96
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	—	—	—	11.78	19.84	(c)	117,471	0.81		0.92		(0.18)		179
Year ended 08/31/10	8.91	0.04	1.02	1.06	(0.14)	—	(0.14)	9.83	11.95	(c)	2,592	1.05		1.05		0.35		101
Year ended 08/31/09	10.27	0.14	(1.31)	(1.17)	(0.19)	(0.00)	(0.19)	8.91	(11.07	)(l)	1,451	1.10		1.18		1.77		105
Class R5
Year ended 08/31/13	12.55	0.06	2.34	2.40	(0.05)	—	(0.05)	14.90	19.22	(c)	151,535	0.75	(d)	0.75	(d)	0.48	(d)	80
Year ended 08/31/12	11.75	0.04	0.88	0.92	—	(0.12)	(0.12)	12.55	7.96	(c)	301,283	0.69		0.69		0.31		96
Year ended 08/31/11(j)	12.07	(0.00)	(0.32)	(0.32)	—	—	—	11.75	(2.65	)(c)	197,097	0.66	(k)	0.66	(k)	(0.03	)(k)	179
Class R6
Year ended 08/31/13(j)	13.03	0.07	1.87	1.94	(0.05)	—	(0.05)	14.92	14.98	(c)	113,955	0.65	(d)(k)	0.65	(d)(k)	0.58	(d)(k)	80

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $4,947,460,310 and sold of $2,251,028,915 in the effort to realign the fund’s portfolio holdings after the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund. For the year ended August 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $279,161,573 and sales of $299,305,234 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leisure Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,835,840, $245,538, $251,220, $18,588, $88,557, $169,515 and $109,547 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25% and 0.47% for the years ended August 31, 2013, 2012 and 2011, respectively.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% and 0.88% for the years ended August 31, 2011 and 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Commencement date of May 23, 2011 for Class R shares, December 22, 2010 for Class R5 shares and September 24, 2012 for Class R6 shares.
(k)	Annualized.
(l)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

NOTE 13—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Constellation Fund (the “Target Fund”) in exchange for shares of the Fund (the “Reorganization”).

The Agreement was approved by the Target Fund’s shareholders on August 27, 2013 and the Reorganization was consummated on September 16, 2013. Upon the closing of the Reorganization, shareholders of the Target Fund received a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund liquidated and ceased operations.

20                         Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended August 31, 2009 was audited by another independent registered public accounting firm whose report dated October 26, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

21                         Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2,3]	Ending Account Value (08/31/13)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,130.60	$5.80	$1,019.76	$5.50	1.08%
B	1,000.00	1,131.20	5.80	1,019.76	5.50	1.08
C	1,000.00	1,126.50	9.81	1,015.98	9.30	1.83
R	1,000.00	1,129.50	7.14	1,018.50	6.77	1.33
Y	1,000.00	1,132.10	4.46	1,021.02	4.23	0.83
R5	1,000.00	1,132.40	4.03	1,021.42	3.82	0.75
R6	1,000.00	1,133.90	3.50	1,021.93	3.31	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective July 1, 2013, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75% (after 12b-1 fee waivers), 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.13%, 1.13%, 1.88%, 1.38%, 0.88%, 0.75% and 0.65% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.07, $6.07, $10.08, $7.41, $4.73, $4.03 and $3.50 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.75, $5.75, $9.55, $7.02, $4.48, $3.82 and $3.31 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

22                         Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco American Franchise Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund

23                         Invesco American Franchise Fund

was in the fourth quintile of the performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers noted that abrupt market changes have created a challenging environment for the trend driven process employed by the portfolio management team leading to a high probability of relative underperformance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of the two mutual funds advised by Invesco Advisers with comparable investment strategies. The Board also noted that Invesco Advisers sub-advises two other mutual funds with investment strategies comparable to those of the Fund and that the sub-advisory effective fee rate was below the advisory effective fee rate of the Fund.

Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Franchise Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 VK-AMFR-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders August 31, 2013

Invesco California Tax-Free Income Fund

Nasdaq:
A: CLFAX ■ B: CLFBX ■ C: CLFCX ■ Y: CLFDX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
16	Financial Statements
18	Notes to Financial Statements
24	Financial Highlights
25	Auditor's Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts
29	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Phillip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2                Invesco California Tax-Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco California Tax-Free Income Fund posted negative returns for the fiscal year ended August 31, 2013. The Fund underperformed its broad market/style-specific benchmark, the Barclays California Municipal Index. The Fund’s overweight allocation to, and security selection in, the long end of the municipal yield curve were the main contributors to its relative performance versus its broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.06%
Class B Shares	-5.11
Class C Shares	-5.57
Class Y Shares	-4.88
Barclays California Municipal Index‚(Broad Market/Style-Specific Index)	-3.03
Lipper California Municipal Debt Funds Index■(Peer Group Index)	-4.46

Source(s): ‚Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund normally invests at least 80% of its assets in securities that pay interest exempt from federal and California state income tax. We generally invest the Fund’s assets in investment-grade California municipal obligations. These municipal obligations will have the following ratings at the time of purchase:

■	Municipal bonds – within the four highest grades by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch).
■	Municipal notes – within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody’s, S&P or Fitch.
■	Municipal commercial paper – within the highest grade by Moody’s, S&P or Fitch.

    We may also invest in unrated securities that we judge to be of comparable quality to the securities described above. Additionally, we may invest up to 5% of the Fund’s net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as we determine.

    We buy and sell California municipal securities with a view toward seeking a high level of current income exempt from federal and California income tax that we believe entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for purchase and sale, we use our research capabilities to identify and monitor investment opportunities. In conducting research and analysis, we consider a number of factors, including general market and economic conditions and credit interest rate and prepayment risk.

    We typically sell portfolio securities when our assessments of any of these factors materially change. Measures of interest rate risk that we evaluate include duration, coupon, maturity and call protection. Measures of credit risk that we evaluate include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

Market conditions and your Fund

California benefits from a large, diverse economy, high wealth levels and a moderate debt burden. As the most populous state in the union, California’s economy represents 13% of US gross domestic product (GDP).1 California’s financial performance is volatile relative to most states. Its revenue is sensitive to both GDP and equity market valuations, stemming from the high percentage of personal income taxes collected from a small population of California’s highest income earners. Passage of temporary tax increases in November 2012 improved the state’s short-term financial standing, but also increased the sensitivity of tax revenues to the economic cycle. California’s economy is improving, with a declining unemployment rate and an improving housing market.

    Throughout the Fund’s reporting period, fundamentals for municipal debt issuers improved on the whole. Quarterly state tax collections increased year-over-year for 15 consecutive quarters through the second quarter of 2013 (the most recent results available).2 Rising home prices and expanding new housing starts, which drive property tax receipts, were also supportive for municipal issuers.

    Performance for the municipal bond asset class, however, can be divided into distinct time periods. From September 2012 through April 2013, performance generally followed the improving credit trends in the municipal market. Positive returns were further bolstered by limited new issuance and continued inflows into the asset class. Municipal bond funds recorded $50 billion of net inflows in 2012 and an additional $9 billion during the first quarter of 2013.3 In fact, the quarter ending March 31, 2013, marked the ninth consecutive4 quarter of positive performance for the broad municipal bond market. April was also a strong month for the market.

    Beginning in May, market sentiment began to shift and technical market forces drove performance to diverge from issuer fundamentals. As the economy gradually improved, the market became increasingly wary over the specter of rising interest rates. In late June, fixed income investors’ concerns were further

Portfolio Composition
By security type, based on total investments

Revenue Bonds	80.2%
General Obligation Bonds	15.6
Pre-refunded Bonds	3.3
Other	0.9

Top Five Fixed Income Holdings

1. Long Beach (City of) Financing Authority; Series 1992	4.4%
2. Southern California Metropolitan Water District; Series 2009 B	2.6
3. Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1	1.6
4. San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C	1.5
5. California (State of); Series 2009	1.5

Total Net Assets	$363.2 million

Total Number of Holdings	215

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco California Tax-Free Income Fund

inflamed when the US Federal Reserve made public comments on the timing for tapering its government and mortgage bond buying program. Relatively modest outflows from municipal bond funds of more than $750 million in May turned into a deluge of redemptions in excess of $16 billion in June.3

    While nearly all fixed income asset classes sold off in June, municipal bonds were particularly hard hit. Retail investors who saw their funds’ net asset values (NAVs) drop sold shares, prompting fund managers to raise cash to meet redemptions by selling bonds. Bond selling in the unidirectional market put further pressure on NAVs, causing more investors to exit the municipal bond asset class.

    Additional concerns crept into the market in July, when the city of Detroit filed the largest municipal bankruptcy on record5 and Moody’s downgraded Chicago’s general obligation debt three notches. These idiosyncratic events were largely anticipated by professional investors. Nonetheless, municipal bond funds experienced additional volatility from the reintroduction of headline risk, notwithstanding broad based credit improvement across the municipal bond asset class. In July and August, municipal bond funds experienced net outflows of approximately $10 billion and $11.5 billion, respectively.3 For the reporting period, net outflows totaled approximately $20 billion.3

    We recognize this summer’s sell-off was painful for investors. The current environment, however, may present opportunities for long-term investors. As of the end of the fiscal year, municipal bonds were priced attractively relative to Treasuries. The muni-to-Treasury yield ratio of 121% compares to a 10-year historical average of 100%.6 A higher ratio indicates relative cheapness. Additionally, higher rates have limited, and may continue to limit, the supply of municipal refinancing deals coming to market. While redemptions remain elevated, the pace of net outflows has decreased since June. Finally, more and higher taxes, including the 3.8% Medicare tax on investment income,7 from which municipal bonds are exempt, make municipal bond yields more attractive on an after-tax basis for tax-affected investors.

    For the reporting period, rising rates during the summer sell-off had the largest negative impact on both the Fund and its broad market/style-specific index. Longer duration, interest-rate-sensitive bonds were most affected and were the largest negative contributor to absolute performance. The Fund’s longer duration bonds and overweight position in the long-end of the yield curve were also the largest source of underperformance relative to its broad market/style-specific index. Security selection in the middle of the yield curve partially offset underperformance.

    The Fund held an off-index position in Puerto Rican revenue bonds, which also contributed to underperformance. Following the Detroit bankruptcy filing and Chicago downgrades this summer, investors moved out of more volatile names like Puerto Rico. Puerto Rican debt is held in single-state municipal funds as a tool to diversify risk and because of its triple tax exempt status. While Puerto Rico negatively impacted returns from revenue bonds, security selection in general obligation bonds made a positive contribution to relative performance.

    During the reporting period, leverage made a negative contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: California Legislative Analyst’s Office
2	Source: US Census Bureau
3	Source: Morningstar
4	Source: Barclays
5	Source: Moody’s
6	Source: Thomson Municipal Market Data
7	Source: Internal Revenue Service

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined
Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5 Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Municipal securities risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate . Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The Barclays California Municipal Index is an unmanaged index considered representative of California investment grade municipal bonds.
■	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6                Invesco California Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (7/28/97)	3.86%	3.77%	3.97%
10 Years	3.44	3.37	3.64
5 Years	3.17	3.15	3.46
1 Year	-9.13	-9.13	-3.49

Class B Shares
Inception (7/11/84)	6.08%	5.97%	6.00%
10 Years	3.94	3.87	4.07
5 Years	3.73	3.71	3.93
1 Year	-9.67	-9.67	-3.74

Class C Shares
Inception (7/28/97)	3.63%	3.55%	3.71%
10 Years	3.36	3.29	3.49
5 Years	3.55	3.54	3.66
1 Year	-6.48	-6.48	-2.14

Class Y Shares
Inception (7/28/97)	4.40%	4.31%	4.47%
10 Years	4.13	4.06	4.26
5 Years	4.32	4.31	4.44
1 Year	-4.88	-4.88	-0.90

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (7/28/97)	4.11%	4.02%	4.16%
10 Years	3.43	3.36	3.60
5 Years	3.98	3.97	4.07
1 Year	-3.95	-3.95	-0.53

Class B Shares
Inception (7/11/84)	6.23%	6.12%	6.12%
10 Years	3.95	3.88	4.04
5 Years	4.56	4.55	4.55
1 Year	-4.57	-4.57	-0.81

Class C Shares
Inception (7/28/97)	3.88%	3.80%	3.90
10 Years	3.36	3.29	3.46
5 Years	4.36	4.35	4.27
1 Year	-1.19	-1.19	0.87

Class Y Shares
Inception (7/28/97)	4.65%	4.57%	4.66%
10 Years	4.13	4.07	4.22
5 Years	5.16	5.15	5.07
1 Year	0.51	0.51	2.18

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.87%, 0.88%, 1.38% and 0.63%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as
401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7                Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Credit risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

■

Interest rate risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Lease obligations risk. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

■

Private activity bonds risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause your investment in the Fund to lose value.

■

Inverse floating rate municipal obligations risk. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■

State-Specific risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco California Tax-Free Income Fund

Fund Nasdaq Symbols
Class A Shares	CLFAX
Class B Shares	CLFBX
Class C Shares	CLFCX
Class Y Shares	CLFDX

Schedule of Investments

August 31, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.37%
California–99.88%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012, Ref. RB	5.00%	07/01/32	$2,000	$1,853,600
ABAG Finance Authority for Non-profit Corps. (Sharp Healthcare); Series 2012 A, RB	5.00%	08/01/28	900	917,622
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	2,300	2,369,966
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(a)	5.00%	12/01/25	750	793,418
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/40	1,575	1,601,554
Alhambra Unified School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/20	1,925	1,501,769
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS–AGM)(a)	6.00%	09/01/16	4,000	4,453,520
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	2,500	2,642,950
Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	1,500	1,503,210
Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(a)	5.00%	09/15/32	2,215	2,236,397
Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS–AMBAC)(a)	5.25%	07/01/17	1,430	1,495,237
Bay Area Governments Association (West Sacramento); Series 2004 A, Lease RB(c)(d)	5.00%	09/01/14	2,735	2,865,924
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(e)	5.00%	04/01/39	1,250	1,268,350
Series 2008 F-1, Toll Bridge RB	5.00%	04/01/39	2,500	2,536,700
Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/26	4,685	5,191,308
Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/29	5,205	5,689,898
Series 2009 F-1, Toll Bridge RB(e)	5.13%	04/01/39	1,500	1,514,070
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/34	1,500	1,539,015
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/26	1,465	837,555
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/32	3,045	1,127,655
Bonita Unified School District (Election of 2004); Series 2004 A, Unlimited Tax GO Bonds(c)(d)	5.00%	08/01/14	1,000	1,044,200
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(a)	5.50%	08/01/18	1,850	1,857,770
California (State of) Educational Facilities Authority (California College of the Arts); Series 2005, RB	5.00%	06/01/35	2,000	1,796,660
California (State of) Educational Facilities Authority (Chapman University); Series 2011, RB	5.00%	04/01/31	1,250	1,264,100
California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB(e)	5.00%	01/01/38	2,100	2,150,799
California (State of) Educational Facilities Authority (Pitzer College);
Series 2005 A, RB	5.00%	04/01/35	2,000	2,000,220
Series 2009, RB	6.00%	04/01/40	2,000	2,144,540
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(e)	5.25%	10/01/39	1,800	1,881,072
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/39	500	510,540
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB	6.00%	07/01/39	500	534,250
Series 2011 A, RB	5.25%	03/01/41	2,500	2,465,975
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/38	2,950	2,829,345
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	2,001,100
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(c)(d)	6.50%	10/01/18	20	24,826
Series 2008, RB	6.50%	10/01/38	980	1,114,995
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/36	4,000	3,903,120
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/37	1,000	968,800
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/40	2,000	2,028,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/26	$1,000	$1,087,230
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	879,670
California (State of) Municipal Finance Authority (Caritas); Series 2012 A, Mobile Home Park RB	5.50%	08/15/47	1,500	1,429,230
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP	5.00%	02/01/20	2,385	2,513,170
Series 2007, COP	5.25%	02/01/37	500	464,085
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/30	1,000	985,360
Series 2010 A, RB	5.75%	07/01/40	1,500	1,481,685
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/33	1,315	1,396,188
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/30	1,000	1,033,620
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/27	1,000	900,710
Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/37	2,500	2,030,325
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2002 A, Ref. Solid Waste Disposal RB(f)	5.00%	01/01/22	2,000	2,007,600
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/31	2,000	2,011,080
California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	4,882,000
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/32	820	798,450
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,033,700
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/27	1,785	1,701,587
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/30	1,675	1,716,573
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (INS–FHA)(a)	6.75%	02/01/38	445	513,499
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	6.25%	11/15/19	2,000	2,218,980
Series 2009, Senior Living RB	7.25%	11/15/41	500	535,810
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/32	1,000	947,340
California (State of) Statewide Communities Development Authority (University of California—Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/38	2,000	1,960,960
California (State of);
Series 2004 A1, VRD Unlimited Tax GO Bonds (LOC-Citibank, N.A.)(h)(i)	0.04%	05/01/34	3,600	3,600,000
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	5,000	5,341,100
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/35	1,750	1,963,955
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/38	1,250	1,384,537
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/40	3,000	3,046,320
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/32	2,450	2,514,998
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	2,500	2,492,400
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/30	2,000	2,102,660
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/21	3,000	3,483,120
California Special Districts Association Finance Corp. (Special Districts Finance Program); Series 1997 DD, COP (INS–AGM)(a)	5.63%	01/01/27	1,050	1,050,473
California State University; Series 2009 A, Systemwide RB (INS–AGC)(a)	5.25%	11/01/38	1,000	1,031,190
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS–AMBAC)(a)	5.00%	11/01/33	725	729,285
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/29	735	311,302
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	2,500	2,509,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/36	$2,000	$2,081,040
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	1,000	1,007,850
El Dorado (County of) Irrigation District; Series 2009 A, COP (INS–AGC)(a)	5.75%	08/01/39	1,000	1,032,260
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	06/01/34	1,000	1,051,150
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/33	4,430	1,391,197
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/32	1,800	1,864,314
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(a)	5.38%	09/01/25	1,500	1,501,155
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/21	1,480	1,480,178
Foothill-Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road RB (INS–NATL)(a)	5.13%	01/15/19	4,000	4,002,400
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/26	960	984,240
Series 2012, Ref. Special Tax RB	5.00%	09/01/32	1,090	1,052,395
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(c)(d)	0.00%	08/01/29	615	321,307
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/29	4,735	1,953,377
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(c)(d)	0.00%	08/01/31	2,235	1,057,490
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	1,415	512,371
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/24	2,425	2,434,166
Golden State Tobacco Securitization Corp.; Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/30	2,000	1,988,620
Hanford Joint Union High School District (Election of 1998); Series 2004 C, Unlimited Tax GO Bonds (INS–NATL)(a)	5.70%	08/01/28	2,230	2,267,865
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(a)	5.25%	05/01/23	1,000	1,028,180
Irvine (City of) (Reassessment District No. 12-1); Series 2012, Limited Obligation Improvement Bonds	4.00%	09/02/22	2,150	2,170,468
Irvine (City of) (Reassessment District No. 13-1); Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/24	825	845,237
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/35	515	548,367
Kern (County of) (Capital Improvements); Series 2009 A, COP (INS–AGC)(a)	5.75%	08/01/35	1,000	1,075,650
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, COP (INS–AGC)(a)	5.00%	05/01/28	1,700	1,748,314
Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS–AGM)(a)	5.00%	10/01/37	1,000	1,005,460
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/29	2,000	2,038,820
Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(a)	6.00%	11/01/17	15,095	15,786,653
Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/40	2,500	2,376,075
Los Angeles (City of) (FHA Insured Mortgage Loans—Section 8 Assisted); Series 1997 A, Ref. Mortgage RB (INS–NATL)(a)	6.10%	07/01/25	460	460,547
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/35	2,500	2,508,300
Series 2010 B, Sub. RB	5.00%	05/15/40	1,000	1,003,320
Los Angeles (City of) Department of Water & Power;
Series 2004 C, Water System RB(c)(d)	5.00%	07/01/14	1,000	1,040,380
Series 2011 A, Power System RB(e)	5.00%	07/01/22	1,800	2,056,464
Series 2011 A, Water System RB	5.25%	07/01/39	1,500	1,560,975
SubSeries 2006 A-1, Water System RB (INS–AMBAC)(a)	5.00%	07/01/36	1,485	1,524,961
SubSeries 2007 A-1, Power System RB (INS–AMBAC)(a)	5.00%	07/01/37	1,000	1,013,540
SubSeries 2008 A-1, Power System RB	5.25%	07/01/38	2,000	2,050,180
Los Angeles (City of); Series 2012 B, Ref. Sub. Wastewater System RB	5.00%	06/01/32	3,000	3,107,340
Los Angeles (County of) Metropolitan Transportation Authority; Series 2005 A, Proposition A First Tier Sr. Sales Tax RB (INS–AMBAC)(a)	5.00%	07/01/35	1,000	1,019,100
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(e)	5.00%	08/01/33	2,000	2,017,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(a)(b)	0.00%	08/01/24	$1,265	$685,402
Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/32	1,000	1,031,920
Series 2009 I, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	01/01/34	3,000	3,023,970
Madera (County of) (Valley Children’s Hospital); Series 1995, COP (INS–NATL)(a)	6.50%	03/15/15	3,285	3,434,172
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/35	940	244,447
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	10/01/20	1,495	1,496,884
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/34	1,000	1,016,210
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	840	305,760
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(g)	6.50%	03/01/28	1,000	1,080,280
Mountain View (City of) Shoreline Regional Park Community; Series 2001 A, Tax Allocation RB (INS–NATL)(a)	5.25%	08/01/16	1,570	1,574,066
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	1,500	1,707,795
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	1,000	1,041,980
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/39	2,000	2,046,220
Panama-Buena Vista Union School District (School Construction); Series 2006, COP (INS–NATL)(a)	5.00%	09/01/30	1,045	1,049,326
Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/01/30	1,600	1,640,304
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	08/01/31	1,000	1,083,620
Pomona (City of) Public Financing Authority (Merged Redevelopment);
Series 2001 AD, Tax Allocation RB (INS–NATL)(a)	5.00%	02/01/15	2,020	2,024,343
Series 2001 AD, Tax Allocation RB (INS–NATL)(a)	5.00%	02/01/16	1,110	1,111,954
Series 2007 AW, Sub. RB	5.13%	02/01/33	1,075	933,928
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(a)	6.00%	04/01/19	1,195	1,319,519
Poway Unified School District (Election of 2008—School Facilities Improvement District No. 2007-1); Series 2009 A, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/32	6,460	2,190,005
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. Special Tax RB	5.00%	09/01/24	730	724,518
Series 2012, Ref. Special Tax RB	5.00%	09/01/27	1,000	960,100
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/34	1,000	913,770
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment); Series 2001, Tax Allocation RB (INS–NATL)(a)	5.38%	09/01/25	3,000	3,000,180
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/23	1,400	1,404,200
Regents of the University of California;
Series 2009 E, Medical Center Pooled RB	5.50%	05/15/27	2,500	2,708,225
Series 2009 O, General RB(e)	5.75%	05/15/23	705	826,309
Series 2009 O, General RB(e)	5.75%	05/15/25	1,050	1,228,794
Series 2009 Q, General RB(e)(j)	5.00%	05/15/34	920	951,252
Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(a)	5.00%	10/01/33	1,000	1,013,840
Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/28	500	519,755
Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/38	1,800	1,833,876
Riverside (County of) Transportation Commission;
Series 2010 A, Limited Sales Tax RB	5.00%	06/01/32	1,500	1,545,795
Series 2013 A, Limited Sales Tax RB	5.25%	06/01/24	1,325	1,533,409
Sacramento (City of) Municipal Utility District; Series 2011 X, Ref. Electric RB	5.00%	08/15/27	2,150	2,279,860
Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District);
Series 2006, RB (INS–NATL)(a)	5.00%	12/01/29	2,000	2,078,340
Series 2011 A, Ref. RB	5.00%	12/01/26	1,500	1,625,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/32	$1,000	$1,006,330
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/41	1,015	1,007,388
Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,200	2,102,870
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/41	2,000	2,159,000
San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS–Radian)(a)	5.25%	10/01/27	2,535	2,431,344
San Diego (City of) Public Facilities Financing Authority; SubSeries 2012 A, Ref. Water RB	5.00%	08/01/32	2,215	2,305,461
San Diego (County of) Regional Airport Authority; Series 2013 B, Sr. RB(f)	5.00%	07/01/29	1,270	1,265,784
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(e)	5.25%	08/01/33	1,500	1,628,685
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/31	2,500	2,607,800
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/39	1,000	1,128,780
Series 2011 C, Ref. Second Series RB(f)	5.00%	05/01/23	5,000	5,366,000
Series 2011 G, Second Series RB	5.25%	05/01/28	2,000	2,108,200
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); SubSeries 2011 A, Water RB	5.00%	11/01/36	4,000	4,077,640
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB	6.75%	08/01/41	1,000	1,096,290
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB	7.00%	08/01/33	500	536,640
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/33	500	476,340
San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, RB	5.00%	07/01/36	1,000	1,022,880
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/31	3,110	1,181,271
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.00%	08/01/30	1,500	1,520,505
San Mateo (City of) Community Facilities District No. 2008-1 (Bay Meadows); Series 2013, Special Tax RB	5.00%	09/01/42	1,000	930,670
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB	5.25%	05/15/36	3,000	3,113,130
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/36	1,000	991,720
Series 2013, Special Tax RB	5.63%	09/01/43	1,000	976,640
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB(c)(d)	5.00%	09/01/28	825	829,323
Series 2011 A, Ref. Special Tax RB(c)(d)	5.00%	09/01/29	715	709,559
Series 2011 A, Ref. Special Tax RB(c)(d)	5.10%	09/01/30	465	460,308
Sierra View Local Health Care District; Series 2007, RB	5.25%	07/01/32	1,500	1,410,180
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/28	3,480	1,589,942
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/30	2,765	1,073,650
Sonoma-Marin Area Rail Transit District; Series 2012 A, Measure Q Sales Tax RB	5.00%	03/01/29	2,000	2,075,740
South Gate (City of) Public Financing Authority (South Gate Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–SGI)(a)	5.75%	09/01/22	1,000	1,012,070
Southern California Metropolitan Water District;
Series 2005 A, RB (INS–AGM)(a)	5.00%	07/01/35	1,520	1,553,136
Series 2009 B, Ref. RB(e)	5.00%	07/01/27	8,585	9,342,197
Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(a)(k)	9.68%	07/01/15	3,500	3,807,020
Southern California Public Power Authority (Mead-Phoenix); Series 1994 A, RB (INS–AMBAC)(a)(k)	9.68%	07/01/15	2,500	2,720,950
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011 1, RB(e)	5.25%	07/01/29	2,100	2,202,900
Series 2011 1, RB(e)	5.25%	07/01/31	2,100	2,174,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Tejon Ranch Public Facilities Financing Authority Community Facilities District No. 2008-1 (Tejon Industrial Complex Public Improvements-East);
Series 2012 A, Ref. Special Tax RB	5.00%	09/01/32	$750	$674,280
Series 2012 B, Special Tax RB	5.00%	09/01/32	750	674,280
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(a)	5.13%	08/01/27	2,150	2,183,217
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/41	1,000	1,015,090
Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(b)	0.00%	04/01/14	1,700	1,693,404
Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(a)	5.13%	03/01/36	1,475	1,466,224
Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	2,000	2,139,320
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/35	3,000	2,953,380
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/25	2,500	1,327,250
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.63%	09/01/39	1,000	1,034,680
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/24	4,685	2,876,731
				362,750,454

Guam–1.58%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/24	1,000	1,033,840
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	660	676,163
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(f)	6.25%	10/01/34	1,000	998,770
Guam (Territory of) Power Authority; Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/25	1,500	1,604,430
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	1,500	1,427,850
				5,741,053

Puerto Rico–3.95%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB	5.00%	07/01/37	2,000	1,370,180
Series 2010 AAA, RB	5.25%	07/01/29	2,000	1,518,160
Puerto Rico (Commonwealth of) Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.38%	04/01/42	2,000	1,463,820
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, RB(c)(d)	5.45%	07/01/17	3,680	4,259,416
Puerto Rico Sales Tax Financing Corp.;
First SubSeries 2010 C, RB	5.00%	08/01/35	1,500	1,190,220
First SubSeries 2011 A-1, RB	5.00%	08/01/43	3,000	2,249,100
Series 2011 C, RB	5.00%	08/01/40	2,750	2,295,453
				14,346,349

Virgin Islands–0.96%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	1,675	1,823,087
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	1,600	1,645,088
				3,468,175
TOTAL INVESTMENTS(l)–106.37% (Cost $380,506,412)				386,306,031
FLOATING RATE NOTE OBLIGATIONS–(6.78)%
Notes with interest and fee rates ranging from 0.58% to 0.61% at 08/31/13 and contractual maturities of collateral ranging from 07/01/22 to 10/01/39 (See Note 1K)(m)				(24,620,000)
OTHER ASSETS LESS LIABILITIES–0.41%				1,483,420
NET ASSETS–100.00%				$363,169,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco California Tax-Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
CAB	– Capital Appreciation Bonds
COP	– Certificates of Participation
FHA	– Federal Housing Administration
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(f)	Security subject to the alternative minimum tax.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2013 was $4,011,315, which represented 1.10% of the Fund’s Net Assets.
(h)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2013.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(k)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $6,527,970, which represented 1.80% of the Fund’s Net Assets.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	10.7%
National Public Finance Guarantee Corp.	9.0
American Municipal Bond Assurance Corp.	8.1

(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2013. At August 31, 2013, the Fund’s investments with a value of $40,124,562 are held by Dealer Trusts and serve as collateral for the $24,620,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $380,506,412)	$386,306,031
Receivable for:
Investments sold	175,000
Fund shares sold	128,238
Interest	5,300,200
Investment for trustee deferred compensation and retirement plans	16,708
Other assets	5,160
Total assets	391,931,337

Liabilities:
Floating rate note obligations	24,620,000
Payable for:
Investments purchased	995,320
Fund shares reacquired	831,842
Amount due custodian	1,454,253
Dividends	601,939
Accrued fees to affiliates	117,108
Accrued trustees’ and officers’ fees and benefits	3,720
Accrued other operating expenses	32,304
Trustee deferred compensation and retirement plans	105,400
Total liabilities	28,761,886
Net assets applicable to shares outstanding	$363,169,451

Net assets consist of:
Shares of beneficial interest	$386,137,814
Undistributed net investment income	1,194,328
Undistributed net realized gain (loss)	(29,962,310)
Net unrealized appreciation	5,799,619
$363,169,451

Net Assets:
Class A	$165,142,254
Class B	$155,899,614
Class C	$21,558,215
Class Y	$20,569,368

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	14,746,563
Class B	13,822,368
Class C	1,912,839
Class Y	1,829,793
Class A:
Net asset value per share	$11.20
Maximum offering price per share
(Net asset value of $11.20 ÷ 95.75%)	$11.70
Class B:
Net asset value and offering price per share	$11.28
Class C:
Net asset value and offering price per share	$11.27
Class Y:
Net asset value and offering price per share	$11.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Interest	$20,374,372

Expenses:
Advisory fees	1,949,887
Administrative services fees	110,420
Custodian fees	9,490
Distribution fees:
Class A	424,724
Class B	517,730
Class C	181,540
Interest, facilities and maintenance fees	204,418
Transfer agent fees	193,465
Trustees’ and officers’ fees and benefits	41,140
Other	192,266
Total expenses	3,825,080
Less: Expense offset arrangement(s)	(141)
Net expenses	3,824,939
Net investment income	16,549,433

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	763,454
Change in net unrealized appreciation (depreciation) of investment securities	(37,091,954)
Net realized and unrealized gain (loss)	(36,328,500)
Net increase (decrease) in net assets resulting from operations	$(19,779,067)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$16,549,433	$17,900,578
Net realized gain (loss)	763,454	(930,630)
Change in net unrealized appreciation (depreciation)	(37,091,954)	32,828,385
Net increase (decrease) in net assets resulting from operations	(19,779,067)	49,798,333

Distributions to shareholders from net investment income:
Class A	(7,115,529)	(6,564,668)
Class B	(7,488,596)	(9,274,169)
Class C	(843,990)	(935,612)
Class Y	(1,028,342)	(1,087,150)
Total distributions from net investment income	(16,476,457)	(17,861,599)

Share transactions–net:
Class A	18,657,510	3,515,850
Class B	(46,199,280)	(20,479,447)
Class C	(3,584,104)	3,695,906
Class Y	(2,122,326)	(1,352,895)
Net increase (decrease) in net assets resulting from share transactions	(33,248,200)	(14,620,586)
Net increase (decrease) in net assets	(69,503,724)	17,316,148

Net assets:
Beginning of year	432,673,175	415,357,027
End of year (includes undistributed net investment income of $1,194,328 and $1,077,451, respectively)	$363,169,451	$432,673,175

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

18                         Invesco California Tax-Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

19                         Invesco California Tax-Free Income Fund

K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.00%, 2.00% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

20                         Invesco California Tax-Free Income Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares; and (3) Class C — up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $51,077 in front-end sales commissions from the sale of Class A shares and $16,582 and $1,813 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $141.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2013 were $24,635,000 and 0.83%, respectively.

21                         Invesco California Tax-Free Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$16,476,457	$17,861,599

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$857,899
Net unrealized appreciation — investments	6,049,108
Temporary book/tax differences	(103,142)
Post-October deferrals	(1,207,266)
Capital loss carryforward	(28,564,962)
Shares of beneficial interest	386,137,814
Total net assets	$363,169,451

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits and bond market discount recognition.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,970,720 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2015	$803,875	$—	$803,875
August 31, 2016	4,399,730	—	4,399,730
August 31, 2017	9,460,903	—	9,460,903
August 31, 2018	6,678,872	—	6,678,872
August 31, 2019	1,906,728	—	1,906,728
Not subject to expiration	266,902	5,047,952	5,314,854
	$23,517,010	$5,047,952	$28,564,962

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Van Kampen California Insured Tax Free Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $53,734,363 and $83,106,736, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,985,528
Aggregate unrealized (depreciation) of investment securities	(7,936,420)
Net unrealized appreciation of investment securities	$6,049,108

Cost of investments for tax purposes is $380,256,923.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income and federal income taxes paid, on August 31, 2013, undistributed net investment income was increased by $43,901 and shares of beneficial interest was decreased by $43,901. This reclassification had no effect on the net assets of the Fund.

22                         Invesco California Tax-Free Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	2,224,815	$27,215,833	1,639,489	$21,137,398
Class B	6,140	76,451	22,625	315,968
Class C	501,900	6,196,506	1,218,195	14,630,674
Class Y	333,425	4,091,272	217,431	2,652,455

Issued as reinvestment of dividends:
Class A	359,160	4,327,235	338,136	4,039,533
Class B	299,001	3,622,292	388,933	4,693,892
Class C	32,695	394,972	42,402	511,702
Class Y	36,081	434,393	42,726	513,795

Automatic conversion of Class B shares to Class A shares:
Class A	2,053,203	25,178,400	—	—
Class B	(2,038,370)	(25,178,400)	—	—

Reacquired:
Class A	(3,169,198)	(38,063,958)	(1,827,423)	(21,661,081)
Class B	(2,031,233)	(24,719,623)	(2,128,577)	(25,489,307)
Class C	(838,544)	(10,175,582)	(953,703)	(11,446,470)
Class Y	(547,077)	(6,647,991)	(378,170)	(4,519,145)
Net increase (decrease) in share activity	(2,778,002)	$(33,248,200)	(1,377,936)	$(14,620,586)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23                         Invesco California Tax-Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(a)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)(b)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/13	$12.28	$0.49	(d)	$(1.08)	$(0.59)	$(0.49)	$–	$(0.49)	$11.20	(5.06)%		$165,142	0.89	%(e)	0.89	%(e)	0.84	%(e)	4.02	%(e)	12%
Year ended 08/31/12	11.34	0.50	(d)	0.94	1.44	(0.50)	–	(0.50)	12.28	12.91		163,047	0.87		0.87		0.82		4.21		18
Year ended 08/31/11	11.75	0.52	(d)	(0.41)	0.11	(0.52)	–	(0.52)	11.34	1.13		148,884	0.90		0.90		0.85		4.66		25
Eight months ended 08/31/10	11.21	0.37		0.52	0.89	(0.35)	–	(0.35)	11.75	8.05		26,015	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.23	0.51		0.97	1.48	(0.50)	–	(0.50)	11.21	14.74		24,377	0.86		0.92		0.85		4.65		19
Year ended 12/31/08	11.83	0.49		(1.56)	(1.07)	(0.49)	(0.04)	(0.53)	10.23	(9.28)		22,799	0.86		0.90		0.86		4.33		10
Class B
Year ended 08/31/13	12.37	0.49	(d)	(1.09)	(0.60)	(0.49)	–	(0.49)	11.28	(5.11	)(g)	155,900	0.93	(e)(g)	0.93	(e)(g)	0.88	(e)(g)	3.98	(e)(g)	12
Year ended 08/31/12	11.42	0.50	(d)	0.95	1.45	(0.50)	–	(0.50)	12.37	12.93	(g)	217,489	0.88	(g)	0.88	(g)	0.83	(g)	4.20	(g)	18
Year ended 08/31/11	11.83	0.52	(d)	(0.41)	0.11	(0.52)	–	(0.52)	11.42	1.16	(g)	220,478	0.89	(g)	0.89	(g)	0.84	(g)	4.67	(g)	25
Eight months ended 08/31/10	11.28	0.37		0.53	0.90	(0.35)	–	(0.35)	11.83	8.10		254,907	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.30	0.51		0.98	1.49	(0.51)	–	(0.51)	11.28	14.68		266,270	0.85		0.94		0.84		4.66		19
Year ended 12/31/08	11.91	0.50		(1.57)	(1.07)	(0.50)	(0.04)	(0.54)	10.30	(9.23)		267,308	0.85		0.89		0.85		4.34		10
Class C
Year ended 08/31/13	12.36	0.43	(d)	(1.09)	(0.66)	(0.43)	–	(0.43)	11.27	(5.57)		21,558	1.40	(e)	1.40	(e)	1.35	(e)	3.51	(e)	12
Year ended 08/31/12	11.41	0.44	(d)	0.95	1.39	(0.44)	–	(0.44)	12.36	12.37		27,394	1.38		1.38		1.33		3.70		18
Year ended 08/31/11	11.82	0.46	(d)	(0.40)	0.06	(0.47)	–	(0.47)	11.41	0.65		21,800	1.40		1.40		1.35		4.16		25
Eight months ended 08/31/10	11.27	0.34		0.52	0.86	(0.31)	–	(0.31)	11.82	7.76		17,528	1.38	(f)	1.41	(f)	1.34	(f)	4.38	(f)	15
Year ended 12/31/09	10.29	0.46		0.97	1.43	(0.45)	–	(0.45)	11.27	14.11		17,245	1.36		1.42		1.35		4.15		19
Year ended 12/31/08	11.90	0.44		(1.57)	(1.13)	(0.44)	(0.04)	(0.48)	10.29	(9.74)		17,105	1.36		1.40		1.36		3.83		10
Class Y
Year ended 08/31/13	12.33	0.52	(d)	(1.09)	(0.57)	(0.52)	–	(0.52)	11.24	(4.88)		20,569	0.65	(e)	0.65	(e)	0.60	(e)	4.26	(e)	12
Year ended 08/31/12	11.38	0.53	(d)	0.95	1.48	(0.53)	–	(0.53)	12.33	13.24		24,742	0.63		0.63		0.58		4.45		18
Year ended 08/31/11	11.79	0.55	(d)	(0.41)	0.14	(0.55)	–	(0.55)	11.38	1.40		24,195	0.65		0.65		0.60		4.91		25
Eight months ended 08/31/10	11.25	0.39		0.52	0.91	(0.37)	–	(0.37)	11.79	8.21		26,837	0.63	(f)	0.66	(f)	0.59	(f)	5.13	(f)	15
Year ended 12/31/09	10.26	0.54		0.98	1.52	(0.53)	–	(0.53)	11.25	15.10		27,388	0.61		0.67		0.60		4.90		19
Year ended 12/31/08	11.86	0.52		(1.56)	(1.04)	(0.52)	(0.04)	(0.56)	10.26	(9.02)		28,450	0.61		0.65		0.61		4.58		10

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	For the years ended August 31, 2011 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $139,542,348 and sold of $13,399,363 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen California Insured Tax Free Income Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $177,678, $188,736, $24,205 and $24,250 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.27%, 0.25% and 0.25% for the years ended August 31, 2013, 2012 and 2011, respectively.

24                         Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

25                         Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$922.80	$4.31	$1,020.72	$4.53	0.89%
B	1,000.00	923.20	4.51	1,020.52	4.74	0.93
C	1,000.00	921.00	6.78	1,018.15	7.12	1.40
Y	1,000.00	924.20	3.15	1,021.93	3.31	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco California Tax-Free Income Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one,

27                         Invesco California Tax-Free Income Fund

three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28                         Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco California Tax-Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 MS-CTFI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2013

Invesco

Invesco Core Plus Bond Fund

Nasdaq:
A: ACPSX ■ B: CPBBX ■ C: CPCFX ■ R: CPBRX ■ Y: CPBYX ■ R5: CPIIX ■ R6: CPBFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
29	Financial Statements
31	Notes to Financial Statements
40	Financial Highlights
41	Auditor's Report
42	Fund Expenses
43	Approval of Investment Advisory and Sub-Advisory Contracts
45	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Phillip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■

Manage investments - Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■	Provide choices - We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you - We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2                Invesco Core Plus Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent

Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Invesco Core Plus Bond Fund, at net asset value, generally performed in line with its broad market/style-specific index. Sector and security selection were the major contributors to performance for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.92%
Class B Shares	-2.66
Class C Shares	-2.56
Class R Shares	-2.16
Class Y Shares	-1.58
Class R5 Shares	-1.58
Class R6 Shares*	-1.60
Barclays U.S. Aggregate Index‚(Broad Market/Style-Specific Index)	-2.47
Lipper Intermediate Investment Grade Debt Funds Index■(Peer Group Index)	-1.48

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

The Fund invests primarily in investment-grade fixed income securities generally represented by the Barclays U.S. Aggregate Index (the Fund’s broad market/ style-specific index) which includes corporate bonds, US Treasury and agency securities, mortgage-backed securities (MBS) and asset-backed securities (ABS). We seek to maintain a dollar-weighted average portfolio maturity of between three and 10 years. The Fund may invest up to 30% of its total assets in foreign debt securities, up to 20% in high yield debt securities (“junk bonds”), up to 30% in developing markets debt securities and up to 20% in securities denominated in currencies other than the US dollar.

The Fund invests from time to time in derivative instruments such as futures contracts and swap

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds and Notes	58.5%
U.S. Government Sponsored Mortgage-Backed Securities	25.2
Asset-Backed Securities	19.2
U.S. Treasury Securities	7.3
Preferred Stocks	1.8
Non-U.S. Dollar Denominated Bonds & Notes	0.4
Municipal Obligations	0.4
Common Stocks & Other Equity Interests	0.0
Money Market Funds Plus Other Assets Less Liabilities	-12.8

agreements, including interest rate futures and credit derivatives, including credit default swaps (CDS) and/ or credit default swap indexes (CDX). It also can engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of current income and capital appreciation.

Portfolio construction begins with a well-defined Fund design that establishes the target investment

Top 5 Fixed Income Issuers

1. Federal Home Loan Mortgage Corp.	12.0%
2. Federal National Mortgage Association	12.0
3. U.S. Treasury Notes	5.0
4. Sequoia Mortgage Trust	2.0
5. U.S. Treasury Bonds	1.9

Total Net Assets	$567.9 million

Total Number of Holdings*	957

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic analysis as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macroeconomic risk exposure (for example, duration, yield curve positioning and sector exposure).
■	The need to limit or reduce exposure to a particular security or issuer.
■	Degradation of an issuer’s credit quality.
■	General liquidity needs of the Fund.

Market conditions and your Fund

Accommodative central bank policies during the second half of 2012 helped support bond investors’ risk appetites early in the reporting period. The US elections and US “fiscal cliff” situation brought little surprising news and very little negative news of note appeared to weigh on investor psychology. US Treasury yields rose modestly. With short-maturity yields somewhat fixed by US Federal Reserve (the Fed) policy expectations, this increase in yields translated directly into a slightly steeper yield curve which muted otherwise healthy bond market returns. Yield premiums (“credit spreads”) demanded by bond investors for accepting credit risk were driven lower as investors’ appetite for credit risk flourished. In this environment, emerging market debt, high yield corporate bonds and other less interest-rate-sensitive bond sectors were in demand and performed well. Though economic data looked increasingly positive, notable headwinds to US economic growth endured and gross domestic product expectations remained modest.

In May and June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing the Fed’s program of quantitative easing (QE). Under the program, the Fed has purchased $85 billion1 of US Treasuries and mortgage backed securities each month since December 2012 to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off,

4                Invesco Core Plus Bond Fund

which caused bonds, stocks and commodities to decline. The markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued to rise.

The volatility experienced during the second half of the reporting period caused most taxable US bond market sectors to turn negative for the full fiscal year, with the notable exception of high yield corporate bonds.

Given this economic and market environment, the Fund generated negative returns for the reporting period, as did its broad market/style-specific benchmark, the Barclays U.S. Aggregate Index. Sustained overweight risk weightings across various non-government bond sectors and security selection across the portfolio contributed to the Fund’s performance.

Sector allocation decisions emphasized non-government market exposure throughout the fiscal year. Despite the bond market volatility during the second half of the reporting period, the Fund’s sustained overweight positions in financials and commercial mortgage-backed securities (CMBS) developed into principal drivers of our performance, along with our strategic out-of-index “plus” sector allocation to high yield securities. Conversely, the Fund’s short average life collateralized mortgage obligations and marginal holdings in high quality credit card and auto loan ABS were peripheral drags on performance versus the benchmark.

Security selection overall contributed to the Fund’s relative performance for the reporting period. This was particularly true in the financials, consumer cyclical, telecommunications, media and technology sub-sectors.

The Fund also benefited from incremental income earned by engaging in mortgage dollar roll activity, which involves the Fund selling an MBS to a financial institution with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return for the Fund.

The Fund also may use active duration and yield curve positioning for risk management and for generating alpha versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk/return expectations. The contribution to Fund performance from duration and yield curve positioning versus the benchmark was mixed over the reporting period but, overall, detracted from relative return. We maintained the portfolio’s duration slightly longer than that of its broad market/style-specific benchmark on average during a period of volatile interest rates, and the timing of changes and the degree of variance from the benchmark during the reporting period detracted from relative returns. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of our strategy to manage credit and currency risk in the portfolio during the reporting period entailed buying and selling credit protection through credit derivatives and hedging currency risk associated with non-US dollar-denominated bonds. We hedged credit market risk by purchasing protection through CDX and used CDS for select banking sector names. The currency hedging activity was carried out on an as-needed basis for select non-US dollar-denominated securities and was effective in managing unwanted currency risk of non-US dollar-denominated holdings.

Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge

Portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Darren Hughes

Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Michael Hyman

Portfolio manager, is manager of Invesco Core Plus Bond Fund. He began managing the Fund in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts

Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner

Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

Effective September 18, 2013, after the close of the reporting period, Eric Lindenbaum left the management team and Jack Deino and Joseph Portera joined the management team.

5                Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 6/3/09; index data from 5/31/09

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■

Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.
■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment-grade debt funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.25%
1 Year	-6.12

Class B Shares
Inception (6/3/09)	4.12%
1 Year	-7.41

Class C Shares
Inception (6/3/09)	4.53%
1 Year	-3.52

Class R Shares
Inception (6/3/09)	5.05%
1 Year	-2.16

Class Y Shares
Inception (6/3/09)	5.60%
1 Year	-1.58

Class R5 Shares
Inception (6/3/09)	5.57%
1 Year	-1.58

Class R6 Shares
Inception	5.39%
1 Year	-1.60

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.75%, 1.50% 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.61%
1 Year	-3.36

Class B Shares
Inception (6/3/09)	4.51%
1 Year	-4.70

Class C Shares
Inception (6/3/09)	4.91%
1 Year	-0.88

Class R Shares
Inception (6/3/09)	5.44%
1 Year	0.59

Class Y Shares
Inception (6/3/09)	5.99%
1 Year	1.10

Class R5 Shares
Inception (6/3/09)	5.96%
1 Year	1.10

Class R6 Shares
Inception	5.77%
1 Year	1.13

of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.76%, 1.26%, 0.76%, 0.56% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses on Class A, Class B, Class C, Class R and Class Y shares, performance would have been lower. Had the adviser not waived fees and/or reimbursed expenses on Class R5 shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2013. See current prospectus for more information.

7                Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities continued on page 6

Fund Nasdaq Symbols

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.	Class A Shares	ACPSX
	Class B Shares	CPBBX
	Class C Shares	CPCFX
	Class R Shares	CPBRX
	Class Y Shares	CPBYX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	Class R5 Shares	CPIIX
	Class R6 Shares	CPBFX

8                Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–58.49%
Advertising–0.16%
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	$550,000	$530,583
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	365,000	390,275
		920,858

Aerospace & Defense–0.16%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	90,000	89,550
Bombardier Inc. (Canada),
Sr. Unsec. Notes, 5.75%, 03/15/22(b)	115,000	112,412
6.13%, 01/15/23(b)	23,000	22,598
7.75%, 03/15/20(b)	70,000	77,700
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	85,000	80,112
GenCorp Inc., Sr. Sec. Gtd. Notes, 7.13%, 03/15/21(b)	177,000	186,735
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/18	60,000	65,025
Kratos Defense & Security Solutions Inc., Sr. Sec. Gtd. Global Notes, 10.00%, 06/01/17	99,000	107,415
Sequa Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/17(b)	70,000	70,088
TransDigm Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	45,000	43,875
Sr. Unsec. Gtd. Sub. Notes, 7.50%, 07/15/21(b)	50,000	52,750
		908,260

Agricultural Products–0.32%
Ingredion Inc., Sr. Unsec. Global Notes, 1.80%, 09/25/17	1,030,000	1,009,016
Sr. Unsec. Notes, 3.20%, 11/01/15	75,000	78,060
6.63%, 04/15/37	635,000	722,984
		1,810,060

Airlines–1.73%
Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	35,000	33,950
American Airlines Pass Through Trust, Series 2011-1, Class A, Sr. Sec. Pass Through Ctfs., 5.25%, 01/31/21	989,077	1,044,095
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	322,681	333,975
Series 2013-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 01/15/23(b)	880,000	877,800

	Principal Amount	Value
Airlines–(continued)
Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	$5,638	$5,740
Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	1,131,965	1,293,270
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	3,339	3,658
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	22,335	22,774
Series 2012-1, Class A, Sec. Pass Through Ctfs., 4.15%, 04/11/24	500,000	494,062
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	120,000	121,950
Delta Air Lines Pass Through Trust, Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	457,103	531,954
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 05/07/20	1,287,330	1,365,374
Hawaiian Airlines, Series 2013-1, Class A, Sr. Sec. Gtd. Pass Through Ctfs., 3.90%, 01/15/26	2,045,000	1,885,234
Series 2013-1, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 4.95%, 01/15/22	995,000	925,350
United Airlines Pass Through Trust, Series 2013-1, Class A, Sr. Sec. Pass Through Ctfs., 4.30%, 08/15/25	675,000	662,766
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	145,000	146,813
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	18,860	18,601
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 10/01/24	9,982	10,500
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	9,993	10,842
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	9,992	10,492
		9,799,200

Alternative Carriers–0.08%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	30,000	32,925
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	30,000	32,025
11.88%, 02/01/19	30,000	34,425
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	60,000	60,750
8.13%, 07/01/19	110,000	116,325
8.63%, 07/15/20	15,000	16,087
9.38%, 04/01/19	160,000	175,200
		467,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Apparel Retail–0.03%
L Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	$5,000	$5,963
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	170,000	181,050
		187,013

Apparel, Accessories & Luxury Goods–0.12%
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	252,000	258,300
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	151,000	161,570
7.63%, 05/15/20	100,000	108,000
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	120,000	112,050
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	16,000	16,120
		656,040

Application Software–0.01%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	85,000	81,388

Asset Management & Custody Banks–0.99%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	120,000	119,100
Bank of New York Mellon (The), Series D, Jr. Unsec. Sub. Global Notes, 4.50%(c)	2,025,000	1,812,375
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.25%, 08/15/42(b)	1,070,000	1,119,637
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	1,430,000	1,325,825
Prospect Capital Corp., Sr. Unsec. Global Notes, 5.88%, 03/15/23	1,280,000	1,219,147
		5,596,084

Auto Parts & Equipment–0.05%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	146,000	155,490
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	120,000	122,700
6.63%, 10/15/22	25,000	25,688
		303,878

Automobile Manufacturers–1.57%
Chrysler Group LLC/CG Co-Issuer Inc., Sr. Sec. Gtd. Global Notes, 8.00%, 06/15/19	200,000	218,000
Ford Motor Co., Sr. Unsec. Global Notes, 4.75%, 01/15/43	600,000	530,609

	Principal Amount	Value
Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.38%, 08/06/23	$1,820,000	$1,776,790
Sr. Unsec. Notes, 3.98%, 06/15/16	2,300,000	2,404,791
4.25%, 09/20/22	2,700,000	2,628,476
Hyundai Capital America (South Korea), Sr. Unsec. Notes, 2.88%, 08/09/18(b)	1,349,000	1,336,475
		8,895,141

Automotive–0.01%
Goodyear Tire & Rubber Co., 6.50%, 03/01/21	50,000	50,625

Biotechnology–0.59%
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/23	3,375,000	3,327,639

Brewers–0.26%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 5.38%, 11/15/14	125,000	132,084
Heineken NV (Netherlands), Sr. Unsec. Notes, 1.40%, 10/01/17(b)	1,360,000	1,325,497
		1,457,581

Broadcasting–0.78%
Clear Channel Worldwide Holdings Inc., Series A, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	15,000	14,925
Series A Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	8,000	7,960
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	40,000	40,100
Series B Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	185,000	186,388
COX Communications Inc., Sr. Unsec. Notes, 4.50%, 06/30/43(b)	1,470,000	1,163,009
8.38%, 03/01/39(b)	1,220,000	1,457,392
9.38%, 01/15/19(b)	25,000	31,869
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	1,275,000	1,407,938
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	105,000	105,525
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	5,000	4,916
		4,420,022

Building Products–0.18%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	215,000	213,925
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	180,000	182,250
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	211,000	229,462
10.00%, 12/01/18	125,000	137,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Building Products–(continued)
USG Corp., Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	$60,000	$66,300
Sr. Unsec. Notes, 9.75%, 01/15/18	155,000	179,413
		1,008,850

Cable & Satellite–1.32%
British Sky Broadcasting Group PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.50%, 11/15/18(b)	25,000	32,380
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	100,000	95,250
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 6.50%, 01/15/15	20,000	21,578
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	80,000	95,403
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	620,000	615,239
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/23	135,000	125,550
5.13%, 05/01/20	90,000	87,525
5.88%, 07/15/22	90,000	88,537
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	31,000	32,782
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	26,000	28,080
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	30,000	32,175
7.50%, 04/01/21	115,000	124,775
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	190,000	190,475
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(b)	70,000	72,450
8.13%, 06/01/23(b)	60,000	63,000
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	200,000	206,500
NBC Universal Media LLC, Sr. Unsec. Gtd. Global Notes, 2.10%, 04/01/14	775,000	782,847
5.15%, 04/30/20	350,000	394,313
5.95%, 04/01/41	740,000	836,942
Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	680,000	687,640
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	210,000	221,025
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	200,000	199,849
6.50%, 01/15/18	2,155,000	2,265,918
Sr. Sec. Gtd. Notes, 5.38%, 04/15/21(b)	200,000	196,500
		7,496,733

	Principal Amount	Value
Casinos & Gaming–0.25%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	$155,000	$167,012
9.13%, 12/01/18	20,000	21,900
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/15	25,000	21,688
Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	70,000	67,550
CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. Global PIK Notes, 10.75%, 01/15/17	111,816	121,181
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	10,000	5,150
MCE Finance Ltd. (China), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	200,000	185,500
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	245,000	249,900
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	223,000	238,610
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	85,000	91,588
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	99,000	105,682
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	55,000	53,934
7.75%, 08/15/20	85,000	95,200
		1,424,895

Catalog Retail–0.73%
QVC Inc., Sr. Sec. Notes, 7.50%, 10/01/19(b)	3,825,000	4,150,125

Coal & Consumable Fuels–0.08%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	145,000	154,062
Peabody Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	86,000	85,785
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	200,000	199,500
		439,347

Commercial Printing–0.02%
RR Donnelley & Sons Co., Sr. Unsec. Global Notes, 7.88%, 03/15/21	90,000	96,525

Communications Equipment–0.04%
Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	40,000	30,800
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	135,000	123,694
9.00%, 04/01/19(b)	74,000	71,040
		225,534

Computer & Electronics Retail–0.03%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	150,000	157,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Computer Storage & Peripherals–0.05%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	$242,000	$262,570

Construction & Engineering–0.23%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	105,000	111,038
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	125,000	130,625
URS Corp., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/22(b)	1,050,000	1,071,498
		1,313,161

Construction & Farm Machinery & Heavy Trucks–0.22%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	40,000	46,100
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	94,000	94,235
John Deere Capital Corp., Sr. Unsec. Global Notes, 0.88%, 04/17/15	670,000	672,906
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	90,000	89,325
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	100,000	111,250
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	128,000	128,000
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	70,000	70,700
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	25,000	26,063
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	14,000	14,875
		1,253,454

Construction Materials–0.08%
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec. Gtd. Notes, 6.75%, 10/01/22(b)	200,000	194,824
Ply Gem Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	15,000	15,863
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	230,000	252,425
		463,112

Consumer Finance–0.25%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	200,000	226,000
8.00%, 03/15/20	160,000	185,200
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	355,000	379,356
Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	615,000	615,071
		1,405,627

Containers & Glass Products–0.04%
Reynolds Group Holdings Inc., Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	215,000	213,925

	Principal Amount	Value
Data Processing & Outsourced Services–0.29%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	$760,000	$743,223
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	228,000	244,530
First Data Corp.,
Sec. Gtd. Notes, 8.25%, 01/15/21(b)	399,000	409,972
Sr. Sec. Gtd. Notes, 6.75%, 11/01/20(b)	79,000	80,778
7.38%, 06/15/19(b)	44,000	45,760
Sr. Unsec. Gtd. Sub. Global Notes, 11.25%, 03/31/16	53,000	52,868
Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(b)	30,000	28,200
WEX Inc., Sr. Unsec. Gtd. Notes, 4.75%, 02/01/23(b)	50,000	45,625
		1,650,956

Distillers & Vintners–0.03%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 10.00%, 04/30/18(d)	41,281	37,526
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	68,550
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	35,000	37,012
		143,088

Diversified Banks–4.87%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	420,000	430,375
Access Finance B.V. (Nigeria), Sr. Unsec. Gtd. Notes, 7.25%, 07/25/17(b)	200,000	197,664
Akbank TAS (Turkey), Sr. Unsec. Notes, 5.13%, 07/22/15(b)	100,000	101,110
6.50%, 03/09/18(b)	200,000	208,683
Alfa Bank OJSC Via Alfa Bond Issuance PLC (Russia), Sr. Unsec. Loan Participation Notes, 7.75%, 04/28/21(b)	200,000	210,985
Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	415,000	427,145
Unsec. Sub. Notes, 5.75%, 03/01/22(b)	200,000	185,881
Banco Davivienda S.A. (Colombia), Sr. Unsec. Notes, 2.95%, 01/29/18(b)	200,000	186,752
Unsec. Sub. Notes, 5.88%, 07/09/22(b)	200,000	189,221
Banco de Credito e Inversiones (Chile), Sr. Unsec. Notes, 3.00%, 09/13/17(b)	200,000	196,067
4.00%, 02/11/23(b)	500,000	452,759
Bancolombia S.A. (Colombia), Unsec. Sub. Global Notes, 5.13%, 09/11/22	340,000	301,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Bangkok Bank PCL (Thailand), Sr. Unsec. Notes, 4.80%, 10/18/20(b)	$100,000	$102,704
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	1,330,000	1,329,145
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/20	810,000	840,380
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/22(b)	400,000	416,887
Caixa Economica Federal (Brazil), Sr. Unsec. Notes, 3.50%, 11/07/22(b)	400,000	321,060
DBS Bank Ltd. (Singapore), Unsec. Sub. Notes, 3.63%, 09/21/22(b)	200,000	204,277
Eurasian Development Bank (Supranational), Sr. Unsec. Notes, 4.77%, 09/20/22(b)	200,000	187,445
Grupo Aval Ltd. (Colombia), Sr. Unsec. Gtd. Notes, 4.75%, 09/26/22(b)	400,000	351,792
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	700,000	736,032
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,360,000	1,486,831
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	1,050,000	1,058,221
Industrial Senior Trust (Guatemala), Sr. Unsec. Gtd. Notes, 5.50%, 11/01/22(b)	100,000	90,221
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	255,000	261,708
3.75%, 03/07/17(b)	330,000	342,048
Itau Unibanco Holding S.A. (Brazil), Unsec. Sub. Notes, 5.13%, 05/13/23(b)	600,000	529,554
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 3.50%, 08/22/17	730,000	755,410
Lloyds TSB Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	955,000	1,035,063
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(b)	575,000	619,025
PNC Bank, N.A., Unsec. Sub. Global Notes, 3.80%, 07/25/23	1,255,000	1,215,026
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(c)	11,000	9,267
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	95,000	91,371
Russian Agricultural Bank OSJC via RSHB Capital SA (Russia), Sr. Unsec. Notes, 5.10%, 07/25/18(b)	250,000	249,660
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	700,000	698,807

	Principal Amount	Value
Diversified Banks–(continued)
Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	$1,460,000	$1,557,494
Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,940,000	1,945,543
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes, 3.85%, 04/27/15(b)	775,000	807,687
5.50%, 11/18/14(b)	1,880,000	1,977,373
Turkiye Halk Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 02/05/20(b)	600,000	515,107
4.88%, 07/19/17(b)	200,000	194,345
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	890,000	818,795
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	1,400,000	1,459,833
VTB Bank OJSC Via VTB Capital S.A.(Russia), Sr. Unsec. Loan Participation Notes, 6.32%, 02/22/18(b)	1,415,000	1,484,180
6.55%, 10/13/20(b)	660,000	680,324
Sr. Unsec. Notes, 6.00%, 04/12/17(b)	200,000	209,115
		27,669,527

Diversified Capital Markets–0.87%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(b)	4,085,000	4,109,510
UBS AG (Switzerland), Sr. Unsec. Global Bank Notes, 5.88%, 12/20/17	200,000	230,342
Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	560,000	583,262
		4,923,114

Diversified Chemicals–0.33%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 3.00%, 11/15/22	2,030,000	1,867,153
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	10,000	9,500
		1,876,653

Diversified Metals & Mining–1.31%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	170,000	210,355
Corporacion Nacional del Cobre de Chile (Chile), Sr. Unsec. Notes, 3.00%, 07/17/22(b)	200,000	177,120
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(b)	160,000	170,400
Freeport-McMoran Copper & Gold Inc., Sr. Unsec. Notes, 3.88%, 03/15/23(b)	2,000,000	1,788,442
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	565,000	688,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	$1,700,000	$1,613,323
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	1,720,000	1,338,345
5.38%, 04/16/20	150,000	157,486
6.75%, 04/16/40	725,000	677,342
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	104,376
Walter Energy Inc., Sr. Unsec. Gtd. Notes, 8.50%, 04/15/21(b)	41,000	32,595
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 5.55%, 10/25/42(b)	550,000	460,230
		7,418,928

Diversified REIT’s–0.22%
Qatari Diar Finance Co. (Qatar), Sr. Unsec. Gtd. Notes, 5.00%, 07/21/20(b)	1,175,000	1,272,416

Drug Retail–0.29%
CVS Caremark Corp., Sr. Unsec. Global Notes, 2.75%, 12/01/22	1,555,000	1,436,386
CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	200,830	220,474
		1,656,860

Electric Utilities–1.01%
Comision Federal de Electricidad (Mexico), Sr. Unsec. Notes, 5.75%, 02/14/42(b)	500,000	449,669
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(e)	5,000	0
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/20(b)	200,000	212,000
Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	100,000	105,666
Mississippi Power Co., Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	767,000	678,675
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Notes, 1.20%, 06/01/15	300,000	301,213
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,370,000	2,654,711
Saudi Electricity Global Sukuk Co. 2 (Saudi Arabia), Sr. Unsec. Bonds, 3.47%, 04/08/23(b)	200,000	184,796
5.06%, 04/08/43(b)	200,000	169,449
System Energy Resources Inc., Sec. First Mortgage Bonds, 4.10%, 04/01/23	1,000,000	988,015
		5,744,194

Electrical Components & Equipment–0.02%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	75,000	73,125

	Principal Amount	Value
Electrical Components & Equipment–(continued)
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	$55,000	$58,575
		131,700

Electronic Components–0.20%
Corning, Inc., Sr. Unsec. Notes, 4.75%, 03/15/42	1,155,000	1,136,703

Electronic Manufacturing Services–0.02%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	132,000	138,930

Environmental & Facilities Services–0.19%
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	15,000	14,662
5.25%, 08/01/20	10,000	9,925
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	1,050,000	1,074,384
		1,098,971

Food Retail–0.54%
Kroger Co. (The), Sr. Unsec. Global Notes, 3.85%, 08/01/23	1,340,000	1,313,606
5.15%, 08/01/43	1,820,000	1,780,999
		3,094,605

Forest Products–0.01%
Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	40,000	41,500
Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	24,000	24,900
		66,400

Gas Utilities–0.05%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	55,000	58,300
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	73,000	73,365
Suburban Propane Partners, L.P./ Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	54,000	57,105
Sr. Unsec. Notes, 7.38%, 03/15/20	110,000	117,425
		306,195

General Merchandise Stores–0.47%
Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/18	1,660,000	1,596,835
3.25%, 04/15/23	1,210,000	1,101,553
		2,698,388

Gold–1.06%
AngloGold Ashanti Holdings PLC (South Africa), Sr. Unsec. Gtd. Global Notes, 5.13%, 08/01/22	610,000	520,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Gold–(continued)
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	$1,210,000	$1,218,212
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	600,000	510,629
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	30,000	28,800
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	2,435,000	1,938,755
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/41	1,365,000	1,180,482
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	815,000	628,919
		6,026,203

Health Care Equipment–0.40%
Biomet Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	70,000	70,175
Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	25,000	25,750
Boston Scientific Corp., Sr. Unsec. Global Notes, 4.13%, 10/01/23	2,053,000	2,013,254
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	54,000	53,392
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	21,000	21,263
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	90,000	94,050
		2,277,884

Health Care Facilities–0.09%
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	100,000	100,750
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	130,000	134,875
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	105,000	103,163
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 4.75%, 06/01/20	5,000	4,756
Sr. Unsec. Global Notes, 6.75%, 02/01/20	40,000	39,600
8.00%, 08/01/20	107,000	111,547
		494,691

Health Care Services–0.16%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 08/15/22	25,000	24,875
Express Scripts Holding Co., Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	190,000	198,119
Medco Health Solutions Inc., Sr. Unsec. Gtd. Notes, 2.75%, 09/15/15	585,000	604,125

	Principal Amount	Value
Health Care Services–(continued)
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	$85,000	$89,463
		916,582

Home Improvement Retail–0.04%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	200,000	215,500

Homebuilding–0.20%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 02/01/23	79,000	79,790
Sr. Unsec. Gtd. Notes, 9.13%, 06/15/18	70,000	73,937
DR Horton Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 02/15/23	110,000	100,650
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	60,000	63,750
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	100,000	103,250
Sr. Unsec. Gtd. Notes, 7.50%, 05/15/16	115,000	121,756
11.88%, 10/15/15	10,000	11,400
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/22	20,000	20,950
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	87,000	94,721
Sr. Unsec. Gtd. Notes, 4.75%, 11/15/22(b)	145,000	133,581
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	65,000	69,713
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	55,000	59,400
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	65,000	60,369
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	100,000	110,000
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	18,000	18,315
		1,121,582

Hotels, Resorts & Cruise Lines–0.59%
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 1.88%, 12/15/17	1,045,000	1,014,810
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	605,000	592,900
7.25%, 03/15/18	25,000	28,938
7.50%, 10/15/27	70,000	75,950
Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.63%, 03/01/21	1,530,000	1,639,061
		3,351,659

Household Products–0.10%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	35,000	33,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Household Products–(continued)
Controladora Mabe S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 7.88%, 10/28/19(b)	$500,000	$542,837
		576,743

Housewares & Specialties–0.01%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	45,000	44,213

Hypermarkets & Super Centers–0.10%
Cencosud S.A. (Chile), Sr. Unsec. Gtd. Notes, 4.88%, 01/20/23(b)	600,000	548,056

Independent Power Producers & Energy Traders–0.02%
AES Corp. (The), Sr. Unsec. Global Notes, 7.38%, 07/01/21	50,000	54,875
8.00%, 10/15/17	8,000	9,250
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 03/15/23	15,000	14,962
7.63%, 01/15/18	9,000	10,013
		89,100

Industrial Conglomerates–0.70%
General Electric Capital Corp., Sr. Unsec. Notes, 2.25%, 11/09/15	65,000	66,547
Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 5.75%, 09/11/19(b)	1,000,000	1,120,972
7.63%, 04/09/19(b)	925,000	1,119,784
Unsec. Gtd. Sub. Notes, 6.00%(b)(c)	200,000	211,000
Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.63%, 04/14/18(b)	1,350,000	1,457,480
		3,975,783

Industrial Machinery–0.70%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	50,000	50,375
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 1.35%, 12/01/15	2,700,000	2,715,662
3.15%, 09/15/22	1,355,000	1,231,198
		3,997,235

Industrial REIT’s–0.24%
ProLogis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	1,415,000	1,390,932

Integrated Oil & Gas–0.72%
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 4.95%, 05/23/16(b)	200,000	210,250
KazMunayGaz National Co. JSC (Kazakhstan), Sr. Unsec. Gtd. Notes, 7.00%, 05/05/20(b)	210,000	232,202
Sr. Unsec. Notes, 5.75%, 04/30/43(b)	240,000	194,963

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 7.25%, 11/05/19(b)	$100,000	$111,427
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/19	200,000	184,455
4.38%, 05/20/23	200,000	175,910
Petroleos de Venezuela S.A. (Venezuela), Sr. Unsec. Gtd. Notes, 8.50%, 11/02/17(b)	200,000	179,606
REGS, Sr. Unsec. Gtd. Euro Notes, 8.50%, 11/02/17(b)	110,000	98,560
Rosneft Oil Co. via Rosneft International Finance Ltd. (Russia), Sr. Unsec. Bonds, 3.15%, 03/06/17(b)	500,000	491,792
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.40%, 08/12/23	2,053,000	2,022,049
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec. Euro Notes, 5.45%, 02/09/17	200,000	209,500
		4,110,714

Integrated Telecommunication Services–0.68%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	13,000	17,983
AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	905,000	934,358
2.95%, 05/15/16	160,000	167,138
Globo Comunicacao e Participacoes S.A. (Brazil), Sr. Sec. Euro Notes, 9.38%(b)(c)(d)	100,000	104,974
Qtel International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.88%, 01/31/28(b)	200,000	173,034
Sr. Unsec. Gtd. Notes, 3.25%, 02/21/23(b)	1,950,000	1,755,342
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	415,000	423,775
Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	265,000	266,595
		3,843,199

Internet Software & Services–0.07%
Bankrate Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/18(b)	35,000	34,913
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	125,000	126,562
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/23	145,000	138,837
7.00%, 07/15/21	100,000	107,500
		407,812

Investment Banking & Brokerage–2.10%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(c)	2,400,000	2,604,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/21	$1,110,000	$1,185,932
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	505,000	530,877
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	450,000	470,583
6.00%, 05/13/14	955,000	987,009
Sr. Unsec. Notes, 3.45%, 11/02/15	2,010,000	2,085,031
5.75%, 01/25/21	985,000	1,086,245
Unsec. Sub. Medium-Term Notes, 4.10%, 05/22/23	3,040,000	2,791,359
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	170,000	179,055
		11,920,091

Leisure Facilities–0.02%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	75,000	71,625
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	50,000	53,125
		124,750

Life & Health Insurance–1.31%
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	50,000	56,380
MetLife Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/42	2,200,000	1,949,180
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	735,000	786,803
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	425,000	472,681
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	1,640,000	1,980,300
Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	130,000	159,885
Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	550,000	591,816
Series D, Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	1,405,000	1,462,950
		7,459,995

Lodging & Casinos–0.01%
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20	50,000	48,250

Managed Health Care–0.32%
Cigna Corp., Sr. Unsec. Global Notes, 5.38%, 02/15/42	725,000	764,522
Sr. Unsec. Notes, 4.50%, 03/15/21	180,000	191,044

	Principal Amount	Value
Managed Health Care–(continued)
Humana Inc., Sr. Unsec. Global Notes, 4.63%, 12/01/42	$950,000	$845,730
		1,801,296

Marine–0.00%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	22,000	22,935

Movies & Entertainment–1.33%
Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 12/15/22	94,000	88,360
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	80,000	82,800
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	180,000	188,100
Outerwall Inc., Sr. Unsec. Gtd. Notes, 6.00%, 03/15/19(b)	125,000	125,313
Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	285,000	322,784
Viacom Inc., Sr. Unsec. Global Notes, 4.25%, 09/01/23	2,940,000	2,903,769
5.85%, 09/01/43	3,800,000	3,852,114
		7,563,240

Multi-Line Insurance–1.07%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	10,000	12,866
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	3,000	3,064
Genworth Holdings Inc., Sr. Unsec. Gtd. Global Notes, 4.90%, 08/15/23	1,428,000	1,410,971
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	73,000	83,220
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	100,000	113,500
Sr. Unsec. Gtd. Notes, 4.25%, 06/15/23(b)	1,920,000	1,853,030
Trinity Acquisition PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/43	2,634,000	2,574,723
		6,051,374

Multi-Sector Holdings–0.25%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Notes, 3.85%, 09/01/23	1,430,000	1,419,031

Office REIT’s–0.12%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	675,000	709,405

Office Services & Supplies–0.00%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	5,000	5,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Drilling–0.21%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	$46,000	$49,393
Parker Drilling Co., Sr. Unsec. Gtd. Notes, 7.50%, 08/01/20(b)	58,000	57,565
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	95,000	99,987
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	930,000	998,467
		1,205,412

Oil & Gas Equipment & Services–0.15%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	35,000	36,487
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	200,000	202,500
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/21(b)	30,000	29,063
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	152,000	154,660
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	18,000	17,865
TMK OAO Via TMK Capital S.A. (Russia), Sr. Unsec. Notes, 6.75%, 04/03/20(b)	400,000	384,235
		824,810

Oil & Gas Exploration & Production–1.97%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 07/15/22	5,000	5,163
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	50,000	51,816
Apache Corp., Sr. Unsec. Global Notes, 4.75%, 04/15/43	1,325,000	1,269,484
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	25,000	25,000
6.75%, 11/01/20	80,000	82,400
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	118,000	120,655
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	105,000	106,575
8.25%, 09/01/21	75,000	78,938
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	27,188
Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	40,000	41,800
6.63%, 08/15/20	96,000	103,320
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	155,000	158,100
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec. Bonds, 5.50%, 12/15/21(b)	600,000	642,477
Endeavor Energy Resources, L.P./EER Finance, Inc., Sr. Unsec. Notes, 7.00%, 08/15/21(b)	121,000	119,790

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	$92,000	$92,460
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	81,000	79,785
GeoPark Latin America Ltd. Agencia en Chile (Chile), Sr. Sec. Gtd. Notes, 7.50%, 02/11/20(b)	350,000	349,363
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	225,000	226,125
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/01/22(b)	23,000	22,885
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	7,000	7,455
Legacy Reserves L.P./Legacy Reserves Finance Corp., Sr. Unsec. Gtd. Notes, 6.63%, 12/01/21(b)	33,000	31,680
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.38%, 01/30/23(b)	49,000	49,123
6.50%, 03/15/21(b)	75,000	76,875
Memorial Production Partners L.P./Memorial Production Finance Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/01/21	94,000	91,180
Pemex Project Funding Master Trust (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	340,000	349,079
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Euro Notes, 4.88%, 05/03/22(b)	450,000	392,625
Sr. Unsec. Notes, 4.30%, 05/20/23(b)	200,000	163,686
4.88%, 05/03/22(b)	200,000	175,115
5.63%, 05/20/43(b)	200,000	143,481
6.00%, 05/03/42(b)	200,000	154,525
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.50%, 02/06/17	1,495,000	1,493,652
5.38%, 01/27/21	210,000	205,992
5.75%, 01/20/20	645,000	657,498
6.88%, 01/20/40	625,000	592,413
Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	1,930,000	1,963,872
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 5.50%, 06/27/44	200,000	173,125
Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	20,000	21,138
6.50%, 06/02/41	100,000	100,373
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	25,000	23,625
Sr. Unsec. Notes, 5.38%, 10/01/22	48,000	46,320
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	25,000	24,531
5.75%, 06/01/21	160,000	169,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	$132,000	$132,000
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	125,000	132,500
6.63%, 02/15/19	110,000	115,225
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	105,000	105,525
		11,195,537

Oil & Gas Refining & Marketing–0.18%
Crosstex Energy L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 06/01/22	45,000	46,463
CVR Refining LLC/Coffeyville Finance Inc., Sec. Gtd. Notes, 6.50%, 11/01/22(b)	153,000	148,027
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	55,000	61,187
Valero Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/37	680,000	740,392
		996,069

Oil & Gas Storage & Transportation–2.60%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	88,000	90,640
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 08/01/23(b)	75,000	70,687
6.63%, 10/01/20(b)	75,000	75,750
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 06/01/19	66,000	66,495
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	820,000	724,862
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	82,000	89,585
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	1,005,000	1,167,820
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	420,000	494,613
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	83,000	82,792
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Notes, 4.15%, 02/01/24	1,368,000	1,350,513
5.00%, 03/01/43	8,735,000	8,169,852
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	200,000	197,500
6.50%, 08/15/21	84,000	89,775
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Notes, 6.50%, 05/15/21(b)	54,000	51,030

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	$11,000	$11,440
6.88%, 02/01/21	205,000	218,325
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	35,000	37,975
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	95,000	95,237
6.13%, 10/15/21(b)	28,000	28,070
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	255,000	306,512
Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	1,305,000	1,358,131
		14,777,604

Other Diversified Financial Services–3.45%
Bank of America Corp., Sr. Unsec. Global Notes, 3.70%, 09/01/15	700,000	731,191
4.10%, 07/24/23	3,805,000	3,733,136
4.50%, 04/01/15	40,000	41,979
6.50%, 08/01/16	10,000	11,279
Citigroup Inc., Sr. Unsec. Global Notes, 6.01%, 01/15/15	2,145,000	2,287,184
Sr. Unsec. Notes, 4.75%, 05/19/15	25,000	26,528
Series A, Jr. Unsec. Sub. Global Notes, 5.95%(c)	1,640,000	1,570,300
General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	25,000	25,955
Class C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	2,500,000	2,316,250
ING US Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/53	3,335,000	3,068,200
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 5.60%, 07/15/41	825,000	894,053
6.30%, 04/23/19	190,000	220,407
Series Q, Jr. Unsec. Sub. Global Notes, 5.15%(c)	1,940,000	1,731,450
Series R, Jr. Unsec. Sub. Global Notes, 6.00%(c)	2,980,000	2,845,900
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	75,000	77,250
		19,581,062

Packaged Foods & Meats–0.32%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.50%, 01/25/22(b)	250,000	250,462
4.88%, 06/30/20(b)	1,065,000	1,107,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Mondelez International Inc., Sr. Unsec. Global Notes, 7.00%, 08/11/37	$70,000	$85,886
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	145,000	153,700
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	80,000	85,800
Sun Merger Sub, Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	24,000	24,120
5.88%, 08/01/21(b)	24,000	24,000
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(b)	65,000	67,275
		1,798,534

Paper Packaging–0.14%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	40,000	42,500
Rock-Tenn Co., Sr. Unsec. Gtd. Global Notes, 4.00%, 03/01/23	800,000	769,177
		811,677

Paper Products–0.10%
International Paper Co., Sr. Unsec. Global Notes, 4.75%, 02/15/22	265,000	278,084
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	19,000	18,145
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	115,000	115,288
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	170,000	171,062
		582,579

Personal Products–0.56%
Avon Products Inc., Sr. Unsec. Global Notes, 5.00%, 03/15/23	2,005,000	1,998,449
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	1,340,000	1,159,063
First Quality Finance Co. Inc., Sr. Unsec. Notes, 4.63%, 05/15/21(b)	12,000	11,130
Revlon Consumer Products Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	15,000	14,438
		3,183,080

Pharmaceuticals–1.41%
AbbVie Inc., Sr. Unsec. Global Notes, 4.40%, 11/06/42	7,266,000	6,765,466
Actavis Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	1,000,000	984,358
Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 6.38%, 10/15/20(b)	150,000	153,000
VPII Escrow Corp., Sr. Unsec. Notes, 6.75%, 08/15/18(b)	50,000	53,000
7.50%, 07/15/21(b)	50,000	53,875
		8,009,699

	Principal Amount	Value
Property & Casualty Insurance–0.62%
Allstate Corp., Unsec. Sub. Global Notes, 5.75%, 08/15/53	$3,520,000	$3,484,800
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	20,000	22,670
		3,507,470

Railroads–0.23%
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	130,000	148,368
Sr. Unsec. Notes, 5.50%, 04/15/41	900,000	959,483
Georgian Railway JSC (Georgia), Sr. Unsec. Notes, 7.75%, 07/11/22(b)	200,000	216,720
		1,324,571

Real Estate Development–0.03%
Country Garden Holdings Co. Ltd. (China), Sr. Unsec. Gtd. Notes, 7.50%, 01/10/23(b)	200,000	184,075

Real Estate Services–0.01%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	28,000	29,820

Regional Banks–0.66%
Banco Internacional del Peru SAA (Peru), Sr. Unsec. Bonds, 5.75%, 10/07/20(b)	400,000	399,773
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	1,550,000	1,516,235
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	650,000	746,113
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	465,000	519,827
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	215,000	230,969
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	60,000	69,450
Unsec. Sub. Global Notes, 5.13%, 06/15/17	185,000	189,163
Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(c)	120,000	105,900
		3,777,430

Research & Consulting Services–0.02%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	102,000	108,375

Residential REIT’s–0.36%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	2,135,000	2,020,760

Retail REIT’s–0.52%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	2,115,000	2,051,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Retail REIT’s–(continued)
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	$610,000	$583,105
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	250,000	297,421
		2,931,773

Semiconductor Equipment–0.05%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	180,000	177,975
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	112,000	118,160
		296,135

Semiconductors–0.08%
Freescale Semiconductor Inc., Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	170,000	177,225
10.75%, 08/01/20	60,000	66,300
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	200,000	201,000
		444,525

Soft Drinks–0.36%
Dr. Pepper Snapple Group Inc., Sr. Unsec. Gtd. Global Notes, 2.00%, 01/15/20	750,000	697,597
Fomento Economico Mexicano S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 2.88%, 05/10/23	200,000	180,501
4.38%, 05/10/43	1,345,000	1,150,783
		2,028,881

Sovereign Debt–4.23%
Argentina Boden Bonds (Argentina), Sr. Unsec. Bonds, 7.00%, 10/03/15	400,000	359,489
Bolivian Government International Bond (Bolivia), Sr. Unsec. Notes, 4.88%, 10/29/22(b)	600,000	546,000
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 2.25%, 10/30/22	200,000	174,880
3.25%, 09/14/21	1,390,000	1,346,910
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 4.38%, 07/12/21	320,000	327,200
6.13%, 01/18/41	520,000	549,250
Costa Rica Government International Bond (Costa Rica), Sr. Unsec. Notes, 4.25%, 01/26/23(b)	400,000	364,000
4.38%, 04/30/25(b)	200,000	178,000
Croatia Government International Bond (Croatia), Sr. Unsec. Notes, 5.50%, 04/04/23(b)	200,000	192,000
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 7.50%, 05/06/21(b)	100,000	107,500
Sr. Unsec. Notes, 9.04%, 01/23/18(b)	403,308	442,631

	Principal Amount	Value
Sovereign Debt–(continued)
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(f)	$520,000	$653,900
REGS, Sr. Unsec. Euro Bonds, 8.13%, 10/06/19(b)(f)	90,000	113,175
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 4.13%, 02/19/18	300,000	290,817
4.75%, 02/03/15	60,000	61,725
5.38%, 02/21/23	400,000	377,366
Indonesia Government International Bond (Indonesia), Sr. Unsec. Bonds, 6.63%, 02/17/37(b)	300,000	281,250
Sr. Unsec. Notes, 3.38%, 04/15/23(b)	300,000	241,500
3.75%, 04/25/22(b)	300,000	254,250
Ivory Coast Government International Bond (Ivory Coast), REGS, Sr. Unsec. Euro Bonds, 7.10%, 12/31/32(b)(d)	330,000	282,150
Lithuania Government International Bond (Lithuania), Sr. Unsec. Notes, 6.13%, 03/09/21(b)	200,000	223,000
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	2,150,000	2,092,549
Sr. Unsec. Medium-Term Global Notes, 4.75%, 03/08/44	310,000	271,715
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	300,000	317,250
Namibia International Bonds (Namibia), Sr. Unsec. Notes, 5.50%, 11/03/21(b)	200,000	203,000
Nigeria Government International Bond (Nigeria), Sr. Unsec. Bonds, 5.13%, 07/12/18(b)	200,000	202,000
6.38%, 07/12/23(b)	200,000	202,250
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 5.20%, 01/30/20	1,250,000	1,356,250
Perusahaan Penerbit SBSN (Indonesia), Sr. Unsec. Notes, 4.00%, 11/21/18(b)	200,000	188,000
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	436,000	606,040
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 5.00%, 01/13/37	300,000	312,180
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 5.00%, 03/23/22	60,000	62,910
5.13%, 04/21/21	220,000	233,475
Provincia de Buenos Aires (Argentina), Sr.Unsec. Notes, 11.75%, 10/05/15(b)	300,000	265,500
Qatar Government International Bond (Qatar), Sr. Unsec. Notes, 6.40%, 01/20/40(b)	1,100,000	1,226,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Republic of Angola Via Northern Lights III BV (Angola), REGS, Sr. Unsec. Euro Notes, 7.00%, 08/16/19(b)	$450,000	$478,687
Republic of Paraguay (Paraguay), Sr. Unsec. Bonds, 4.63%, 01/25/23(b)	400,000	368,000
Republic of Serbia (Serbia), Sr. Unsec. Bonds, 4.88%, 02/25/20(b)	200,000	182,040
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.38%, 08/22/23(b)	230,000	216,057
6.75%, 02/07/22(b)	110,000	122,535
Russian Foreign Bond (Russia), Sr. Unsec. Euro Notes, 3.63%, 04/29/15(b)	1,700,000	1,772,250
5.00%, 04/29/20(b)	600,000	633,600
South Africa Government International Bond (South Africa), Sr. Unsec. Global Notes, 5.88%, 05/30/22	100,000	104,063
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Notes, 6.25%, 10/04/20(b)	150,000	143,625
REGS, Unsec. Euro Notes, 7.40%, 01/22/15(b)	150,000	157,125
Turkey Government International Bond (Turkey), Sr. Unsec. Global Bonds, 5.63%, 03/30/21	150,000	151,163
Sr. Unsec. Global Notes, 6.75%, 05/30/40	100,000	98,750
8.00%, 02/14/34	325,000	368,144
Unsec. Global Notes, 4.88%, 04/16/43	200,000	156,550
5.13%, 03/25/22	200,000	192,550
6.00%, 01/14/41	200,000	179,500
Ukraine Government International Bond (Ukraine), Sr. Unsec. Bonds, 7.50%, 04/17/23(b)	750,000	644,062
Sr. Unsec. Notes, 6.75%, 11/14/17(b)	150,000	134,063
Uruguay Government International Bond (Uruguay), Unsec. Global Notes, 8.00%, 11/18/22	763,519	942,946
Venezuela Government International Bond (Venezuela), Sr. Unsec. Global Bonds., 9.25%, 09/15/27	195,000	158,632
REGS, Sr. Unsec. Euro Bonds, 11.75%, 10/21/26(b)	700,000	637,000
REGS, Sr. Unsec. Euro Notes, 12.75%, 08/23/22(b)	700,000	696,500
Vietnam Government International Bond (Vietnam), Sr. Unsec. Bonds, 6.75%, 01/29/20(b)	100,000	105,316
Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec. Notes, 6.03%, 07/05/22(b)	200,000	202,400

	Principal Amount	Value
Sovereign Debt–(continued)
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec. Bonds, 2.99%, 07/06/16(b)	$250,000	$259,884
		24,012,054

Specialized Finance–2.20%
Air Lease Corp., Sr. Unsec. Global Notes, 5.63%, 04/01/17	115,000	123,510
Sr. Unsec. Gtd. Global Notes, 4.75%, 03/01/20	77,000	76,808
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	10,000	10,475
6.75%, 04/15/17	110,000	116,875
7.63%, 04/15/20	195,000	216,937
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	125,000	118,437
5.25%, 03/15/18	90,000	93,150
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	205,000	211,150
International Lease Finance Corp., Sr. Sec. Gtd. Notes, 6.50%, 09/01/14(b)	1,915,000	1,997,584
Sr. Unsec. Global Notes, 4.63%, 04/15/21	65,000	59,963
4.88%, 04/01/15	1,050,000	1,080,844
5.75%, 05/15/16	400,000	420,500
5.88%, 04/01/19	20,000	20,338
5.88%, 08/15/22	155,000	151,222
8.75%, 03/15/17	85,000	96,177
Sr. Unsec. Notes, 8.25%, 12/15/20	155,000	173,212
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/24	4,595,000	4,543,608
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	2,920,463
Waha Aerospace B.V. (United Arab Emirates), Sr. Unsec. Gtd. Bonds, 3.93%, 07/28/20(b)	70,000	73,444
		12,504,697

Specialized REIT’s–1.63%
American Tower Corp., Sr. Unsec. Global Notes, 3.50%, 01/31/23	1,250,000	1,123,297
4.63%, 04/01/15	430,000	450,009
Sr. Unsec. Notes, 4.50%, 01/15/18	100,000	105,544
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	3,880,000	4,374,522
Geo Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.13%, 04/01/23(b)	50,000	46,250
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	65,000	69,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Specialized REIT’s–(continued)
RHP Hotel Properties L.P./RHP Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 04/15/21(b)	$115,000	$107,525
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,495,000	1,549,194
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 2.00%, 02/15/18	1,500,000	1,454,499
		9,280,065

Specialty Chemicals–0.07%
Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	51,000	50,745
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	63,000	67,252
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	45,000	43,200
PolyOne Corp., Sr. Unsec. Notes, 5.25%, 03/15/23(b)	220,000	212,300
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	35,000	37,013
		410,510

Steel–0.86%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 4.25%, 08/05/15	30,000	30,933
5.00%, 02/25/17	400,000	412,717
6.13%, 06/01/18	845,000	873,358
6.75%, 02/25/22	20,000	20,437
7.25%, 03/01/41	1,280,000	1,160,475
Commercial Metals Co., Sr. Unsec. Notes, 4.88%, 05/15/23	20,000	18,000
OJSC Novolipetsk Steel via Steel Funding Ltd. (Russia), Unsec. Bonds, 4.45%, 02/19/18(b)	500,000	484,520
Samarco Mineracao S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 11/01/22(b)	300,000	254,903
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	60,000	62,850
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	138,000	143,865
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	160,000	160,800
Sr. Unsec. Notes, 7.00%, 02/01/18	50,000	52,875
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	730,000	728,327
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	600,000	502,660
		4,906,720

	Principal Amount	Value
Technology Distributors–0.01%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	$50,000	$51,875

Tires & Rubber–0.04%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	45,000	47,025
Gajah Tunggal Tbk PT (Indonesia), Sr. Sec. Gtd. Notes, 7.75%, 02/06/18(b)	200,000	194,111
		241,136

Tobacco–0.34%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	1,845,000	1,952,560

Trading Companies & Distributors–0.02%
United Rentals North America Inc., Sr. Sec. Gtd. Global Notes, 5.75%, 07/15/18	5,000	5,363
Sr. Unsec. Global Notes, 8.25%, 02/01/21	65,000	71,987
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	25,000	24,563
		101,913

Trucking–0.23%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	120,000	131,250
9.75%, 03/15/20	15,000	17,269
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/20	100,000	102,750
6.75%, 04/15/19	120,000	128,550
7.38%, 01/15/21	25,000	27,094
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	860,000	886,205
		1,293,118

Wireless Telecommunication Services–1.32%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	200,000	157,417
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	1,115,000	1,156,585
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.13%, 03/11/23(b)	400,000	334,000
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	317,000	361,776
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(b)	25,000	25,745
4.88%, 08/15/20(b)	1,835,000	1,910,690
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	200,000	198,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.25%, 04/01/21(b)	$75,000	$75,187
6.63%, 11/15/20	255,000	266,475
6.63%, 04/01/23(b)	75,000	74,812
7.88%, 09/01/18	20,000	21,750
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	695,000	606,584
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19	55,000	54,313
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	320,000	290,400
6.90%, 05/01/19	107,000	110,745
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	95,000	89,062
7.00%, 08/15/20	74,000	76,775
11.50%, 11/15/21	15,000	19,725
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	105,000	113,400
9.00%, 11/15/18(b)	40,000	47,000
VimpelCom Holdings B.V. (Russia), Sr. Unsec. Gtd. Notes, 5.20%, 02/13/19(b)	300,000	292,129
5.95%, 02/13/23(b)	300,000	268,568
7.50%, 03/01/22(b)	600,000	609,000
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	300,000	315,000
		7,475,638
Total U.S. Dollar Denominated Bonds and Notes (Cost $335,615,310)		332,184,488

U.S. Government Sponsored Mortgage-Backed Securities–25.17%
Collateralized Mortgage Obligations–0.28%
Fannie Mae REMICs, 0.95%, 06/25/37(g)	991,579	1,008,149
Fannie Mae REMICs, IO, 7.00%, 05/25/33	28,337	6,807
Fannie Mae REMICS, IO, 6.00%, 07/25/33	29,054	5,994
Federal Deposit Insurance Co., Series 2010-S1, Class 1A, Gtd. Notes, 0.73%, 02/25/48 (Acquired 03/05/10; Cost $580,935)(b)(g)	580,935	581,813
Freddie Mac REMICS, 5.00%, 11/15/17	12,293	12,351
		1,615,114

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–12.03%
Federal Home Loan Mortgage Corp.,
Pass Through Ctfs.,
6.00%, 08/01/14 to 02/01/34	$700,748	$767,507
5.50%, 05/01/16 to 07/01/40	8,626,377	9,438,831
6.50%, 05/01/16 to 09/01/36	1,569,931	1,761,607
7.00%, 06/01/16 to 10/01/34	2,758,985	3,114,563
7.50%, 04/01/17 to 05/01/35	1,183,435	1,403,583
3.50%, 08/01/26	2,432,503	2,550,191
8.50%, 08/01/31	106,928	129,858
8.00%, 08/01/32	90,606	108,648
5.00%, 07/01/34 to 06/01/40	9,062,711	9,829,493
4.50%, 06/01/41	5,813,839	6,134,864
Pass Through Ctfs., TBA,
3.50%, 09/01/43(h)	17,500,000	17,447,363
4.00%, 09/01/43(h)	10,100,000	10,415,625
Pass Through Ctfs., ARM,
2.85%, 12/01/36(g)	251,426	267,339
3.00%, 02/01/37(g)	79,578	84,914
2.63%, 05/01/37(g)	502,926	533,293
2.37%, 06/01/43(g)	4,446,433	4,336,414
		68,324,093

Federal National Mortgage Association (FNMA)–11.97%
Federal National Mortgage Association,
Pass Through Ctfs.,
7.50%, 11/01/15 to 08/01/37	1,520,780	1,764,024
7.00%, 12/01/15 to 02/01/34	1,404,049	1,589,573
6.50%, 05/01/16 to 01/01/37	480,104	531,777
6.00%, 05/01/17 to 10/01/39	255,140	278,467
5.00%, 03/01/18 to 12/01/39	2,888,840	3,127,819
5.50%, 11/01/18 to 06/01/40	4,246,131	4,637,722
8.00%, 08/01/21 to 04/01/33	207,982	246,604
9.50%, 04/01/30	48,245	57,263
8.50%, 10/01/32	166,695	205,030
Pass Through Ctfs., ARM,
2.34%, 05/01/35(g)	778,789	825,578
2.53%, 01/01/37(g)	374,575	397,193
2.61%, 03/01/38(g)	198,205	209,630
Pass Through Ctfs., TBA,
3.00%, 09/01/28 to 10/01/43(h)	14,200,000	13,819,886
3.50%, 09/01/43(h)	4,100,000	4,100,000
4.50%, 09/01/43(h)	21,600,000	22,822,595
4.00%, 10/01/43(h)	12,960,000	13,352,851
		67,966,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–0.89%
Government National Mortgage Association, Pass Through Ctfs.,
7.50%, 06/15/23 to 05/15/32	$52,455	$58,533
9.00%, 09/15/24 to 10/15/24	23,127	23,369
8.50%, 02/15/25	7,521	7,652
8.00%, 08/15/25 to 09/15/26	89,546	100,400
6.56%, 01/15/27	168,587	192,684
7.00%, 04/15/28 to 09/15/32	463,129	535,495
6.00%, 11/15/28 to 02/15/33	155,394	173,056
6.50%, 01/15/29 to 09/15/34	343,256	383,708
5.50%, 06/15/35	255,761	279,599
5.00%, 07/15/35 to 08/15/35	76,008	82,210
Pass Through Ctfs., ARM,
2.00%, 01/20/25 to 05/20/25(g)	92,599	96,323
3.00%, 06/20/25(g)	11,032	11,433
Pass Through Ctfs., TBA,
4.00%, 09/01/43(h)	3,000,000	3,123,750
		5,068,212
Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $141,759,365)		142,973,431

Asset-Backed Securities–19.22%
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class D, Pass Through Ctfs., 4.00%, 05/08/17	3,135,000	3,255,470
Banc of America Mortgage Securities Inc., Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.08%, 01/25/36(g)	666,559	585,128
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.31%, 08/25/33(g)	763,361	751,655
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A4, Variable Rate Pass Through Ctfs., 4.93%, 02/13/42(g)	43,431	45,365
Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.61%, 03/11/39(g)	17,258	17,506
CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class B, Floating Rate Pass Through Ctfs., 1.99%, 05/15/30(b)(g)	2,570,000	2,576,235
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.30%, 08/25/34(g)	2,359,224	2,358,899
COMM Mortgage Trust, Series 2013-CCRE9, Class C, Variable Rate Pass Through Ctfs., 4.40%, 07/10/45(b)(g)	3,990,000	3,631,074
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.24%, 06/08/30(b)(g)	2,875,000	2,872,082
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 0.86%, 06/25/33(g)	178,442	170,526

	Principal Amount	Value
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/37	$1,236,960	$1,109,653
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.63%, 09/26/34(b)(g)	696,960	700,880
Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 03/01/10; Cost $292,406)(b)	283,890	297,641
First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/20	435,733	446,668
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/36	515,733	434,640
Fontainebleau Miami Beach Trust, Series 2012, Class B, Pass Through Ctfs., 3.88%, 05/05/27(b)	3,000,000	3,080,921
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	2,760,000	2,882,167
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(b)	1,500,000	1,490,782
GS Mortgage Securities Trust, Series 2013-GC14, Class B, Floating Rate Pass Through Ctfs., 4.94%, 08/10/46(b)(g)	4,000,000	4,060,260
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.63%, 06/20/35(g)	49,351	42,613
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/47(b)(g)	5,000,000	4,720,205
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	900,000	987,823
Series 2013-C13, Class C, Variable Rate Pass Through Ctfs., 4.19%, 01/15/46(g)	5,631,000	5,072,864
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A, Variable Rate Pass Through Ctfs., 4.22%, 07/15/45(g)	546,292	492,292
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, Pass Through Ctfs., 4.74%, 02/15/30	780,000	809,872
Series 2006-C1, Class A4, Pass Through Ctfs., 5.16%, 02/15/31	845,000	908,225
Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/38	300,000	330,290
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/36	793,551	781,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Plus Bond Fund

	Principal Amount	Value
MBNA Credit Card Master Note Trust, Series 2004-B1, Pass Through Ctfs., 4.45%, 08/15/16	$4,200,000	$4,284,481
Morgan Stanley Capital I Trust, Series 2005-HQ5, Class A3, Pass Through Ctfs., 5.01%, 01/14/42	1,987	1,995
Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(g)	35,000	37,293
Series 2005-HQ7, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(g)	2,615,000	2,728,499
Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	2,638,000	2,785,554
Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.72%, 08/25/31(g)	359,860	247,248
RBSCF Trust, Series 2010-RR3, Class MS4A, Variable Rate Pass Through Ctfs., 4.97%, 04/16/40(b)(g)	2,947,893	3,010,816
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	1,545,000	1,587,631
Series 2012-6, Class A2, Pass Through Ctfs., 0.47%, 09/15/15	1,654,572	1,654,121
Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/43(g)	3,092,520	2,715,498
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/43(g)	2,879,969	2,783,763
Series 2013-6, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 05/25/43(g)	3,841,897	3,681,947
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/43(g)	2,499,851	2,345,242
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Floating Rate Pass Through Ctfs., 3.75%, 07/25/43(b)(g)	4,787,044	4,609,866
Sierra Timeshare Receivables Funding LLC, Series 2013-2, Class 2A, Pass Through Ctfs., 2.28%, 11/20/25(b)	2,438,422	2,433,376
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 0.72%, 05/25/35(g)	41,645	38,069
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 4A2, Floating Rate Pass Through Ctfs., 5.04%, 04/25/47(g)	1,064,316	699,778
Structured Asset Investment Loan Trust, Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 0.92%, 11/25/33(g)	27,024	25,895
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/35	810,858	736,011

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	$3,670,000	$3,855,952
Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(g)	1,312,600	1,400,824
Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(g)	1,515,000	1,596,306
Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(g)	1,680,000	1,785,911
Series 2005-C22, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 12/15/44(g)	2,000,000	2,141,362
WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.45%, 08/25/33(g)	1,688,370	1,691,264
Series 2005-AR10, Class 1A3, Floating Rate Pass Through Ctfs., 2.44%, 09/25/35(g)	525,000	473,196
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.62%, 07/25/34(g)	1,463,091	1,448,139
Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.62%, 12/25/34(g)	1,872,329	1,873,456
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.82%, 11/15/44(b)(g)	5,000,000	5,469,183
Series 2013-C12, Class A2, Pass Throught Ctfs., 2.07%, 03/15/48	2,415,000	2,387,257
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.64%, 08/15/46(g)	3,800,000	3,737,425
Total Asset-Backed Securities (Cost $107,046,046)		109,180,409

U.S. Treasury Securities–7.26%
U.S. Treasury Bills–0.32%
0.08%, 05/01/14(i)(j)	1,050,000	1,049,509
0.09%, 05/01/14(i)(j)	275,000	274,872
0.10%, 05/01/14(i)(j)	100,000	99,953
0.11%, 05/01/14(i)(j)	400,000	399,813
		1,824,147

U.S. Treasury Notes–5.00%
1.38%, 06/30/18	3,875,000	3,839,118
1.38%, 07/31/18	13,260,000	13,118,590
2.50%, 08/15/23	11,689,000	11,410,224
		28,367,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Plus Bond Fund

	Principal Amount		Value
U.S. Treasury Bonds–1.94%
2.88%, 05/15/43		$13,033,000	$ 11,027,706
Total U.S. Treasury Securities (Cost $40,956,846)			41,219,785

	Shares
Preferred Stocks–1.75%
Consumer Finance–0.00%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		4	3,743

Diversified Banks–0.93%
CoBank ACB, Series F, 6.25% Pfd.(b)		20,000	2,044,376
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.		3,910	89,695
Wells Fargo & Co., 5.85% Pfd.		130,000	3,140,800
			5,274,871

Investment Banking & Brokerage–0.54%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.		135,000	3,057,750

Multi-Line Insurance–0.02%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.		4,070	113,268

Office REIT’s–0.00%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		200	4,854

Regional Banks–0.13%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		27,000	688,770
Zions Bancorp., Series H, 5.75% Pfd.		2,000	43,860
			732,630

Reinsurance–0.13%
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.		30,000	721,800

Tires & Rubber–0.00%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		165	9,686
Total Preferred Stocks (Cost $10,292,054)			9,918,602

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.44%(k)
Broadcasting–0.03%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	100,000	140,090

Casinos & Gaming–0.02%
Codere Finance Luxembourg S.A. (Spain), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	50,000	33,409

	Principal Amount		Value
Casinos & Gaming–(continued)
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	75,000	$72,807
			106,216

Diversified Banks–0.03%
Export-Import Bank of Korea (South Korea), Sr. Unsec. Notes, 4.00%, 11/26/15(b)	PHP	3,300,000	75,829
Itau Unibanco Holding S.A. (Brazil), Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	150,000	60,973
			136,802

Electric Utilities–0.04%
RusHydro JSC via RusHydro Finance Ltd. (Russia), Sr. Unsec. Medium-Term Euro Loan Participation Notes, 7.88%, 10/28/15	RUB	8,000,000	238,260

Food Distributors–0.03%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	100,000	162,331

Independent Power Producers & Energy Traders–0.03%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	100,000	161,169

Investment Banking & Brokerage–0.02%
Morgan Stanley (United States), Sr. Unsec. Notes, 10.09%, 05/03/17(b)	BRL	340,000	134,287

Leisure Facilities–0.02%
Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	100,000	134,803

Other Diversified Financial Services–0.06%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	100,000	175,116
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	100,000	175,116
			350,232

Sovereign Debt–0.14%
Mexican Bonos (Mexico), Series M, Bonds, 7.75%, 05/29/31	MXN	4,500,000	357,317
Series M20, Bonds, 10.00%, 12/05/24	MXN	1,300,000	125,621
Peruvian Government International Bond (Peru), Sr. Unsec. Notes, 8.60%, 08/12/17(b)	PEN	210,000	84,635
Republic of Costa Rica (Costa Rica), Unsec. Bonds, 11.50%, 12/21/22(b)	CRC	90,000,000	216,094
			783,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Core Plus Bond Fund

	Principal Amount		Value
Wireless Telecommunication Services–0.02%
Mobile Challenger Intermediate Group S.A. (Switzerland), Sr. Sec. PIK Notes, 8.75%, 03/15/19(b)	EUR	100,000	$131,830
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,692,709)			2,479,687

Municipal Obligations–0.43%
Florida Hurricane Catastrophe Fund Finance Corp. Series 2013 A, RB, 3.00%, 07/01/20		$1,450,000	1,340,902
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J);
Series 2010, Build America RB, 6.66%, 04/01/57		550,000	571,879
Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		500,000	522,915
Total Municipal Obligations (Cost $2,500,000)			2,435,696

	Shares	Value
Common Stocks–0.00%
Paper Products–0.00%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $34,248)(b)(l)	160	$12,800

Money Market Funds–0.76%
Liquid Assets Portfolio– Institutional Class(m)	2,155,565	2,155,565
Premier Portfolio– Institutional Class(m)	2,155,566	2,155,566
Total Money Market Funds (Cost $4,311,131)		4,311,131
TOTAL INVESTMENTS–113.52% (Cost $645,207,709)		644,716,029
OTHER ASSETS LESS LIABILITIES–(13.52)%		(76,783,819)
NET ASSETS–100.00%		$567,932,210

Investment Abbreviations:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CAD	— Canadian Dollar
Conv.	— Convertible
CRC	— Costa Rican Colon
Ctfs.	— Certificates
Deb.	— Debentures
Disc.	— Discounted
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
Gtd.	— Guaranteed
Jr.	— Junior

MXN	— Mexican Peso
PEN	— Peru Nuevo Sol
Pfd.	— Preferred
PHP	— Philippine Peso
PIK	— Payment in Kind
RB	— Revenue Bonds
REGS	— Regulation S
REIT	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduits
RUB	— Russian Rouble
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
TBA	— To Be Announced
Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2013 was $135,686,539, which represented 23.89% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2013 represented less than 1% of the Fund’s Net Assets.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2013.
(h)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	Foreign denominated security. Principal amount is denominated in currency indicated.
(l)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $640,896,578)	$640,404,898
Investments in affiliated money market funds, at value and cost	4,311,131
Total investments, at value (Cost $645,207,709)	644,716,029
Cash	2,178,467
Foreign currencies, at value (Cost $2,560,591)	2,559,682
Receivable for:
Investments sold	56,426,124
Fund shares sold	879,941
Dividends and interest	5,344,990
Fund expenses absorbed	102,928
Principal paydowns	26,140
Premiums paid on swap agreements	328,984
Investment for trustee deferred compensation and retirement plans	46,457
Other assets	40,137
Total assets	712,649,879

Liabilities:
Payable for:
Investments purchased	142,393,307
Fund shares reacquired	1,216,703
Dividends	134,982
Foreign currency contracts outstanding	5,260
Swap agreements	10,639
Variation margin	13,750
Accrued fees to affiliates	286,719
Accrued trustees’ and officers’ fees and benefits	4,052
Accrued other operating expenses	180,290
Trustee deferred compensation and retirement plans	105,553
Unrealized depreciation on swap agreements	366,414
Total liabilities	144,717,669
Net assets applicable to shares outstanding	$567,932,210

Net assets consist of:
Shares of beneficial interest	$654,294,820
Undistributed net investment income	943,304
Undistributed net realized gain (loss)	(85,841,332)
Net unrealized appreciation (depreciation)	(1,464,582)
$567,932,210

Net Assets:
Class A	$324,536,681
Class B	$15,875,602
Class C	$35,770,282
Class R	$2,820,488
Class Y	$1,456,099
Class R5	$1,960,199
Class R6	$185,512,859

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	31,170,457
Class B	1,525,130
Class C	3,436,863
Class R	270,971
Class Y	139,763
Class R5	188,395
Class R6	17,829,093
Class A:
Net asset value per share	$10.41
Maximum offering price per share
(Net asset value of $10.41 ÷ 95.75%)	$10.87
Class B:
Net asset value and offering price per share	$10.41
Class C:
Net asset value and offering price per share	$10.41
Class R:
Net asset value and offering price per share	$10.41
Class Y:
Net asset value and offering price per share	$10.42
Class R5:
Net asset value and offering price per share	$10.40
Class R6:
Net asset value and offering price per share	$10.41

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Interest (net of foreign withholding taxes of $ 765)	$20,390,162
Dividends	285,955
Dividends from affiliated money market funds	77,875
Total investment income	20,753,992

Expenses:
Advisory fees	2,584,084
Administrative services fees	162,765
Custodian fees	39,447
Distribution fees:
Class A	825,243
Class B	204,154
Class C	404,158
Class R	16,623
Transfer agent fees — A, B, C, R and Y	779,091
Transfer agent fees — R5	2,230
Transfer agent fees — R6	427
Trustees’ and officers’ fees and benefits	41,358
Other	303,620
Total expenses	5,363,200
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,132,431)
Net expenses	4,230,769
Net investment income	16,523,223

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,902,294
Foreign currencies	(16,607)
Foreign currency contracts	(25,999)
Futures contracts	1,824,954
Swap agreements	(477,323)
5,207,319
Change in net unrealized appreciation (depreciation) of:
Investment securities	(33,388,070)
Foreign currencies	(2,255)
Foreign currency contracts	2,000
Futures contracts	(453,802)
Swap agreements	(29,987)
(33,872,114)
Net realized and unrealized gain (loss)	(28,664,795)
Net increase (decrease) in net assets resulting from operations	$(12,141,572)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$16,523,223	$16,609,289
Net realized gain	5,207,319	11,951,519
Change in net unrealized appreciation (depreciation)	(33,872,114)	8,386,426
Net increase (decrease) in net assets resulting from operations	(12,141,572)	36,947,234

Distributions to shareholders from net investment income:
Class A	(10,265,479)	(10,466,088)
Class B	(483,301)	(808,278)
Class C	(953,544)	(1,160,409)
Class R	(95,262)	(104,533)
Class Y	(141,229)	(238,402)
Class R5	(498,139)	(7,232,345)
Class R6	(5,578,061)	—
Total distributions from net investment income	(18,015,015)	(20,010,055)

Distributions to shareholders from net realized gains:
Class A	—	(418,836)
Class B	—	(43,158)
Class C	—	(58,620)
Class R	—	(4,312)
Class Y	—	(9,454)
Class R5	—	(289,097)
Total distributions from net realized gains	—	(823,477)

Share transactions–net:
Class A	46,603,321	61,184,360
Class B	(5,686,495)	(2,679,847)
Class C	(32,154)	3,325,390
Class R	(335,712)	918,843
Class Y	(4,179,243)	341,572
Class R5	(167,831,897)	(2,421,580)
Class R6	195,283,747	—
Net increase in net assets resulting from share transactions	63,821,567	60,668,738
Net increase in net assets	33,664,980	76,782,440

Net assets:
Beginning of year	534,267,230	457,484,790
End of year (includes undistributed net investment income of $943,304 and $(605,532), respectively)	$567,932,210	$534,267,230

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent

31                         Invesco Core Plus Bond Fund

deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

32                         Invesco Core Plus Bond Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

33                         Invesco Core Plus Bond Fund

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment

34                         Invesco Core Plus Bond Fund

stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
O.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2013.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $350,683 and reimbursed Class specific expenses of $644,364, $39,852, $78,893, $6,490, $8,071, $2,230 and $427 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”)

35                         Invesco Core Plus Bond Fund

impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $187,648 in front-end sales commissions from the sale of Class A shares and $3,695, $22,904 and $4,909 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$12,181,614	$2,060,919	$—	$14,242,533
U.S. Treasury Securities	—	41,219,785	—	41,219,785
U.S. Government Sponsored Agency Securities	—	142,973,431	—	142,973,431
Corporate Debt Securities	—	308,172,434	0	308,172,434
Asset-Backed Securities	—	109,180,409	—	109,180,409
Municipal Obligations	—	2,435,696	—	2,435,696
Foreign Securities Debt	—	2,479,687	—	2,479,687
Foreign Sovereign Debt	—	24,012,054	—	24,012,054
	$12,181,614	$632,534,415	$0	$644,716,029
Foreign Currency Contracts*	—	(5,260)	—	(5,260)
Futures*	(599,399)	—	—	(599,399)
Swap Agreements*	—	(366,414)	—	(366,414)
Total Investments	$11,582,215	$632,162,741	$0	$643,744,956

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$—	$(366,414)
Currency risk
Foreign currency contracts(a)	1,606	(6,866)
Interest rate risk
Futures contracts(a)	—	(599,399)
Total	$1,606	$(972,679)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin payable is reported within the Statement of Assets and Liabilities.

36                         Invesco Core Plus Bond Fund

Effect of Derivative Investments for the year ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$—	$(477,323)
Currency risk	—	(25,999)	—
Interest rate risk	1,824,954	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(29,987)
Currency risk	—	2,000	—
Interest rate risk	(453,802)	—	—
Total	$1,371,152	$(23,999)	$(507,310)

*	The average notional value of futures contracts, foreign currency contracts and swap agreements outstanding during the period was $24,704,707, $933,781 and $6,875,000, respectively.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/09/13	Morgan Stanley & Co., Inc.	EUR	365,000	USD	484,191	$482,585	$1,606
12/09/13	RBC Capital Markets Corp.	GBP	416,000	USD	637,312	644,178	(6,866)
							$(5,260)
Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Short Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Ultra Bond	119	December-2013	$(16,883,125)	$(193,836)
U.S. 10 Year Treasury Notes	845	December-2013	(105,017,656)	(405,563)
Total				$(599,399)

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.82%	$5,500,000	$328,984	$(366,414)

(a)	Implied credit spreads represent the current level as of August 31, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,421.

37                         Invesco Core Plus Bond Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$18,015,015	$20,605,590
Long-term capital gain	—	227,942
Total distributions	$18,015,015	$20,833,532

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,742,403
Net unrealized appreciation (depreciation) — investments	(1,437,695)
Net unrealized appreciation (depreciation) — other investments	(368,242)
Temporary book/tax differences	(143,065)
Post-October deferrals	(5,061,906)
Capital loss carryforward	(81,094,105)
Shares of beneficial interest	654,294,820
Total net assets	$567,932,210

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and mortgage-backed dollar rolls.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $6,843,187 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$81,094,105	$—	$81,094,105

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganizations of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund, are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

38                         Invesco Core Plus Bond Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $1,505,868,252 and $1,356,754,778, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $113,655,502 and $142,680,980, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,058,950
Aggregate unrealized (depreciation) of investment securities	(16,496,645)
Net unrealized appreciation (depreciation) of investment securities	$(1,437,695)

Cost of investments for tax purposes is $646,153,724.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of mortgage-backed dollar rolls, paydown gains and bond premium amortization, on August 31, 2013, undistributed net investment income was increased by $3,040,628, undistributed net realized gain (loss) was decreased by $3,160,360 and shares of beneficial interest was increased by $119,732. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	11,443,179	$124,770,153	9,948,952	$106,394,842
Class B	259,725	2,842,268	484,939	5,170,584
Class C	1,644,469	17,949,741	1,374,205	14,701,103
Class R	97,728	1,065,927	128,962	1,380,248
Class Y	342,319	3,760,180	65,961	707,807
Class R5	302,401	3,240,211	1,896,102	20,306,223
Class R6(b)	17,635,417	193,142,924	—	—

Issued as reinvestment of dividends:
Class A	816,836	8,849,484	894,234	9,577,150
Class B	37,163	403,488	66,220	707,879
Class C	74,719	809,654	98,725	1,056,143
Class R	8,695	94,324	10,094	108,082
Class Y	4,187	45,485	5,812	62,515
Class R5	8,502	92,331	703,096	7,518,852
Class R6	515,819	5,577,578	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	311,678	3,391,634	368,284	3,989,575
Class B	(311,701)	(3,391,634)	(369,811)	(3,989,575)

Reacquired:
Class A	(8,373,749)	(90,407,950)	(5,503,380)	(58,777,207)
Class B	(512,456)	(5,540,617)	(431,301)	(4,568,735)
Class C	(1,749,709)	(18,791,549)	(1,164,354)	(12,431,856)
Class R	(138,164)	(1,495,963)	(53,449)	(569,487)
Class Y	(731,992)	(7,984,908)	(40,125)	(428,750)
Class R5	(15,607,029)	(171,164,439)	(2,841,591)	(30,246,655)
Class R6	(322,143)	(3,436,755)	—	—
Net increase in share activity	5,755,894	$63,821,567	5,641,575	$60,668,738

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 33% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Commencement date of September 24, 2012.

39                         Invesco Core Plus Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/13	$10.95	$0.31	$(0.51)	$(0.20)	$(0.34)	$—	$(0.34)	$10.41	(1.92)%	$324,537	0.73	%(d)	0.99	%(d)	2.86	%(d)	252%
Year ended 08/31/12	10.60	0.37	0.44	0.81	(0.44)	(0.02)	(0.46)	10.95	7.86	295,311	0.74		1.01		3.44		297
Year ended 08/31/11	10.75	0.35	(0.03)	0.32	(0.32)	(0.15)	(0.47)	10.60	3.10	225,417	0.75		1.20		3.27		138
Year ended 08/31/10	10.29	0.37	0.65	1.02	(0.49)	(0.07)	(0.56)	10.75	10.26	7,219	0.87		5.61		3.55		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.58	2,882	0.84	(f)	12.89	(f)	3.47	(f)	43
Class B
Year ended 08/31/13	10.95	0.23	(0.51)	(0.28)	(0.26)	—	(0.26)	10.41	(2.66)	15,876	1.48	(d)	1.74	(d)	2.11	(d)	252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.36)	(0.02)	(0.38)	10.95	7.06	22,465	1.49		1.76		2.69		297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	205	1.59	(f)	13.64	(f)	2.72	(f)	43
Class C
Year ended 08/31/13	10.94	0.23	(0.50)	(0.27)	(0.26)	—	(0.26)	10.41	(2.56)	35,770	1.48	(d)	1.74	(d)	2.11	(d)	252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.37)	(0.02)	(0.39)	10.94	6.96	37,950	1.49		1.76		2.69		297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	223	1.59	(f)	13.64	(f)	2.72	(f)	43
Class R
Year ended 08/31/13	10.95	0.28	(0.51)	(0.23)	(0.31)	—	(0.31)	10.41	(2.16)	2,820	0.98	(d)	1.24	(d)	2.61	(d)	252
Year ended 08/31/12	10.60	0.34	0.44	0.78	(0.41)	(0.02)	(0.43)	10.95	7.59	3,313	0.99		1.26		3.19		297
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00		1.45		3.02		138
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12		5.86		3.30		78
Year ended 08/31/09(e)	10.00	0.08	0.27	0.35	(0.06)	—	(0.06)	10.29	3.51	105	1.09	(f)	13.14	(f)	3.22	(f)	43
Class Y
Year ended 08/31/13	10.95	0.34	(0.50)	(0.16)	(0.37)	—	(0.37)	10.42	(1.58)	1,456	0.48	(d)	0.74	(d)	3.11	(d)	252
Year ended 08/31/12	10.60	0.39	0.45	0.84	(0.47)	(0.02)	(0.49)	10.95	8.12	5,753	0.49		0.76		3.69		297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50		0.95		3.52		138
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62		5.36		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	126	0.59	(f)	12.64	(f)	3.72	(f)	43
Class R5
Year ended 08/31/13	10.94	0.34	(0.51)	(0.17)	(0.37)	—	(0.37)	10.40	(1.68)	1,960	0.48	(d)	0.56	(d)	3.11	(d)	252
Year ended 08/31/12	10.60	0.39	0.44	0.83	(0.47)	(0.02)	(0.49)	10.94	8.03	169,474	0.49		0.56		3.69		297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50		0.66		3.52		138
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62		5.29		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	104	0.59	(f)	12.68	(f)	3.72	(f)	43
Class R6
Year ended 08/31/13(e)	10.97	0.32	(0.54)	(0.22)	(0.34)	—	(0.34)	10.41	(2.07)	185,513	0.48	(d)(f)	0.54	(d)(f)	3.11	(d)(f)	252

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganizations of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $330,097, $20,415, $40,416, $3,325, $4,135, $13,934 and $177,470 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of June 3, 2009 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6 shares.
(f)	Annualized.

40                         Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

41                         Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
Class A	$1,000.00	$966.50	$3.62	$1,021.53	$3.72	0.73%
Class B	1,000.00	962.80	7.32	1,017.74	7.53	1.48
Class C	1,000.00	962.80	7.32	1,017.74	7.53	1.48
Class R	1,000.00	965.30	4.85	1,020.27	4.99	0.98
Class Y	1,000.00	968.60	2.38	1,022.79	2.45	0.48
Class R5	1,000.00	968.60	2.38	1,022.79	2.45	0.48
Class R6	1,000.00	968.60	2.38	1,022.79	2.45	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

42                         Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Core Plus Bond Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that only three calendar years of comparative performance data was

43                         Invesco Core Plus Bond Fund

available for the Fund. The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Lipper performance universe and against the Lipper Intermediate Investment Grade Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds in a manner substantially similar to the management of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board noted that Invesco Advisers has contractually agreed to limit expenses of the Fund through at least December 31, 2013 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

44                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	1.31%
Corporate Dividends Received Deduction*	1.42%
U.S. Treasury Obligations*	6.50%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45                         Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Core Plus Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 CPB-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2013

Invesco Equally-Weighted S&P 500 Fund

Nasdaq:
A: VADAX ■ B: VADBX ■ C: VADCX ■ R: VADRX ■ Y: VADDX ■ R6: VADFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
26	Financial Highlights
27	Auditor's Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2                Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Invesco Equally-Weighted S&P 500 Fund, at net asset value, underperformed the S&P 500 Equal Weight Index but outperformed the Lipper Multi-Cap Core Funds Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The consumer discretionary and financials sectors contributed the most to the Fund’s overall positive performance for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.83%
Class B Shares	23.90
Class C Shares	23.88
Class R Shares	24.48
Class Y Shares	25.16
Class R6 Shares*	25.16
S&P 500 Index‚ (Broad Market Index)	18.70
S&P 500 Equal Weight Index‚ (Style-Specific Index)	25.58
Lipper Multi-Cap Core Funds Index■ (Peer Group Index)	21.50
Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;■Lipper Inc. * Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in approximately equal proportions. This approach differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value, or market capitalization. For example, the 50 largest companies in the S&P 500 Index represent approximately 50% of the S&P 500 Index’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500 Index, including American Depositary Receipts. The sale of a security by the Fund is a function of Standard & Poor’s either adding a stock to the S&P 500 Index or deleting a stock from the index. Securities that are added to or deleted from the Fund are driven by changes to the S&P 500 Index, not by a stock selection model.

Market conditions and your Fund

The fiscal year ended August 31, 2013, began with some downward volatility in US equity markets. Starting in the fall of 2012, markets began an upward trend that continued through much of the reporting period. In early fall, the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing (QE), or fiscal stimulus, which caused consumer sentiment to improve. Uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013, however, made many businesses hesitant to spend during the first quarter of the year. However, for the first time in years, markets appeared willing to look past headline events.

    From late May through June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing QE. Since December 2012, the Fed has purchased $85 billion1 of US Treasuries and mortgage-backed securities each month to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off, which caused bonds, stocks and commodities to decline. Precious metals were particularly hard hit, and fixed-income investors scrambled to sell bonds in anticipation of higher yields. The markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued to rise.

    The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500 Index. On an absolute basis, all sectors posted positive returns for the reporting period. Sectors that contributed most to overall Fund performance were the consumer discretionary, financials, health care, information technology (IT) and industrials sectors. The telecommunication services sector contributed the least to the Fund’s overall positive performance.

    The consumer discretionary sector delivered the strongest performance during the fiscal year. Three of the top contributors to Fund performance, Netflix, GameStop and Best Buy, are in the consumer discretionary sector. During the fiscal year, Netflix and Time Warner’s Warner Bros. Television Group (not a

Portfolio Composition
By sector

Consumer Discretionary	17.0%
Financials	15.6
Information Technology	13.9
Industrials	12.2
Health Care	10.7
Energy	8.6
Consumer Staples	7.7
Materials	6.0
Utilities	6.0
Telecommunication Services	1.1
Money Market Funds Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings

1.Best Buy Co., Inc.	0.3%
2.Netflix Inc.	0.3
3.Goodyear Tire & Rubber Co. (The)	0.3
4.Salesforce.com, Inc.	0.3
5.GameStop Corp.-Class A	0.3
6.FLIR Systems, Inc.	0.3
7.Chesapeake Energy Corp.	0.2
8.Harman International Industries, Inc.	0.2
9.E*TRADE Financial Corp.	0.2
10.Electronic Arts Inc.	0.2

Total Net Assets	$1.7 billion

Total Number of Holdings*	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Equally-Weighted S&P 500 Fund

Fund holding) announced a licensing agreement giving Netflix exclusive rights to stream eight shows’ 2012-2013 seasons just months after their original air dates – including Revolution, Fringe, The Following, Political Animals and Long-mire.2 Netflix also will be able to stream older episodes of Chuck, Fringe, The West Wing and 666 Park Avenue.

    Also contributing to the Fund’s positive performance was financial security company Genworth Financial.

    During the reporting period, several Fund holdings in the materials sector struggled. These included Cliffs Natural Resources and Newmont Mining.

    The largest detractor from Fund performance for the reporting period was J.C. Penney. During the reporting period, the company’s chief executive was ousted after he failed in his attempt to turn around the struggling retailer.

    During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts added to the Fund’s performance.

    We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco Equally-Weighted S&P 500 Fund.

1	Source: US Federal Reserve
2	Source: Wired

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund.

He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund.

He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund.
He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merri-mack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund.
He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988.
Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5                Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	7.50%
10 Years	8.33
5 Years	8.44
1 Year	17.98

Class B Shares
Inception (12/1/87)	10.92%
10 Years	8.29
5 Years	8.56
1 Year	18.90

Class C Shares
Inception (7/28/97)	7.08%
10 Years	8.14
5 Years	8.85
1 Year	22.88

Class R Shares
Inception (3/31/08)	8.58%
5 Years	9.40
1 Year	24.48

Class Y Shares
Inception (7/28/97)	8.14%
10 Years	9.22
5 Years	9.94
1 Year	25.16

Class R6 Shares
10 Years	8.98%
5 Years	9.73
1 Year	25.16

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end,including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	7.42%
10 Years	8.80
5 Years	8.43
1 Year	18.78

Class B Shares
Inception (12/1/87)	10.89%
10 Years	8.76
5 Years	8.56
1 Year	19.75

Class C Shares
Inception (7/28/97)	7.01%
10 Years	8.62
5 Years	8.84
1 Year	23.72

Class R Shares
Inception (3/31/08)	8.38%
5 Years	9.39
1 Year	25.36

Class Y Shares
Inception (7/28/97)	8.06%
10 Years	9.69
5 Years	9.93
1 Year	25.99

Class R6 Shares
10 Years	9.45%
5 Years	9.72
1 Year	25.97

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R6 shares was 0.60%, 1.35%, 1.35%, 0.85%, 0.35% and 0.22%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors.

Principal risks of investing in the Fund

■

Common stocks risk. In general, common stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligations to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.
■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VADAX
Class B Shares	VADBX
Class C Shares	VADCX
Class R Shares	VADRX
Class Y Shares	VADDX
Class R6 Shares	VADFX

8                Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.83%
Advertising–0.40%
Interpublic Group of Cos., Inc. (The)	225,262	$3,541,119
Omnicom Group Inc.	52,080	3,158,652
		6,699,771

Aerospace & Defense–2.27%
Boeing Co. (The)	32,097	3,335,520
General Dynamics Corp.	41,903	3,488,425
Honeywell International Inc.	41,807	3,326,583
L-3 Communications Holdings, Inc.	37,988	3,431,456
Lockheed Martin Corp.	30,348	3,715,202
Northrop Grumman Corp.	39,436	3,638,760
Precision Castparts Corp.	14,861	3,139,238
Raytheon Co.	48,486	3,656,329
Rockwell Collins, Inc.	50,691	3,587,402
Textron Inc.	123,341	3,322,807
United Technologies Corp.	34,763	3,479,776
		38,121,498

Agricultural Products–0.21%
Archer-Daniels-Midland Co.	98,806	3,478,959

Air Freight & Logistics–0.81%
C.H. Robinson Worldwide, Inc.	57,850	3,289,929
Expeditors International of Washington, Inc.	85,385	3,463,216
FedEx Corp.	32,975	3,540,196
United Parcel Service, Inc.–Class B	38,045	3,255,891
		13,549,232

Airlines–0.18%
Southwest Airlines Co.	235,656	3,018,753

Aluminum–0.19%
Alcoa Inc.	402,532	3,099,496

Apparel Retail–1.16%
Abercrombie & Fitch Co.–Class A	67,033	2,366,935
Gap, Inc. (The)	78,798	3,186,591
L Brands, Inc.	64,354	3,691,346
Ross Stores, Inc.	50,394	3,389,500
TJX Cos., Inc. (The)	64,826	3,417,627
Urban Outfitters, Inc.(b)	79,954	3,352,471
		19,404,470

Apparel, Accessories & Luxury Goods–0.98%
Coach, Inc.	55,853	2,949,597
Fossil Group, Inc.(b)	31,301	3,635,298
PVH Corp.	26,512	3,413,420
Ralph Lauren Corp.	18,876	3,122,279
VF Corp.	17,465	3,269,623
		16,390,217

Application Software–1.11%
Adobe Systems Inc.(b)	76,296	3,490,542
Autodesk, Inc.(b)	93,147	3,423,152

	Shares	Value
Application Software–(continued)
Citrix Systems, Inc. (b)	53,381	$3,777,774
Intuit Inc.	56,844	3,611,299
Salesforce.com, Inc.(b)	87,021	4,275,342
		18,578,109

Asset Management & Custody Banks–1.72%
Ameriprise Financial, Inc.	39,927	3,439,711
Bank of New York Mellon Corp. (The)	112,205	3,336,977
BlackRock, Inc.	12,117	3,154,297
Franklin Resources, Inc.	66,646	3,076,379
Invesco Ltd.(c)	97,509	2,960,373
Legg Mason, Inc.	100,201	3,258,537
Northern Trust Corp.	57,222	3,139,771
State Street Corp.	49,477	3,301,106
T. Rowe Price Group Inc.	44,529	3,123,264
		28,790,415

Auto Parts & Equipment–0.64%
BorgWarner, Inc.	38,662	3,733,976
Delphi Automotive PLC (United Kingdom)	63,813	3,510,991
Johnson Controls, Inc.	86,998	3,526,029
		10,770,996

Automobile Manufacturers–0.40%
Ford Motor Co.	212,658	3,442,933
General Motors Co.(b)	95,320	3,248,506
		6,691,439

Automotive Retail–0.81%
AutoNation, Inc.(b)	74,167	3,466,566
AutoZone, Inc.(b)	7,720	3,241,937
CarMax, Inc.(b)	70,427	3,349,508
O’Reilly Automotive, Inc.(b)	29,298	3,595,157
		13,653,168

Biotechnology–1.30%
Alexion Pharmaceuticals, Inc.(b)	35,442	3,819,230
Amgen Inc.	33,550	3,654,937
Biogen Idec Inc.(b)	15,418	3,284,342
Celgene Corp.(b)	27,383	3,833,072
Gilead Sciences, Inc.(b)	62,579	3,771,636
Regeneron Pharmaceuticals, Inc.(b)	13,795	3,342,667
		21,705,884

Brewers–0.19%
Molson Coors Brewing Co.–Class B	65,911	3,215,798

Broadcasting–0.62%
CBS Corp.–Class B	68,494	3,500,043
Discovery Communications, Inc.– Class A(b)	42,792	3,316,808
Scripps Networks Interactive Inc.–Class A	49,113	3,611,279
		10,428,130

Building Products–0.18%
Masco Corp.	157,218	2,974,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Cable & Satellite–0.83%
Cablevision Systems Corp.–Class A	222,653	$3,947,638
Comcast Corp.–Class A	82,206	3,460,051
DIRECTV(b)	52,718	3,067,133
Time Warner Cable Inc.	31,449	3,376,050
		13,850,872

Casinos & Gaming–0.42%
International Game Technology	189,481	3,579,296
Wynn Resorts Ltd.	24,186	3,411,194
		6,990,490

Coal & Consumable Fuels–0.39%
CONSOL Energy Inc.	102,302	3,194,891
Peabody Energy Corp.	194,788	3,350,354
		6,545,245

Commodity Chemicals–0.20%
LyondellBasell Industries N.V.–Class A	48,479	3,400,802

Communications Equipment–1.40%
Cisco Systems, Inc.	135,680	3,162,701
F5 Networks, Inc.(b)	44,174	3,683,228
Harris Corp.	65,607	3,715,325
JDS Uniphase Corp.(b)	230,667	2,959,458
Juniper Networks, Inc.(b)	171,577	3,242,805
Motorola Solutions, Inc.	57,413	3,215,702
QUALCOMM, Inc.	53,251	3,529,476
		23,508,695

Computer & Electronics Retail–0.51%
Best Buy Co., Inc.	121,643	4,379,148
GameStop Corp.–Class A	83,787	4,206,945
		8,586,093

Computer Hardware–0.60%
Apple Inc.	7,600	3,701,580
Dell Inc.	244,104	3,361,312
Hewlett-Packard Co.	132,115	2,951,449
		10,014,341

Computer Storage & Peripherals–0.96%
EMC Corp.	132,009	3,403,192
NetApp, Inc.	86,263	3,583,365
SanDisk Corp.	55,578	3,066,794
Seagate Technology PLC	74,760	2,864,803
Western Digital Corp.	51,167	3,172,354
		16,090,508

Construction & Engineering–0.60%
Fluor Corp.	53,582	3,398,706
Jacobs Engineering Group, Inc.(b)	58,544	3,411,945
Quanta Services, Inc.(b)	124,421	3,252,365
		10,063,016

Construction & Farm Machinery & Heavy Trucks–0.97%
Caterpillar Inc.	38,971	3,216,666
Cummins Inc.	28,145	3,467,464
Deere & Co.	38,507	3,220,726

	Shares	Value
Construction & Farm Machinery & Heavy Trucks–(continued)
Joy Global Inc.	61,834	$3,037,286
PACCAR Inc.	61,415	3,292,458
		16,234,600

Construction Materials–0.17%
Vulcan Materials Co.	60,878	2,909,968

Consumer Electronics–0.48%
Garmin Ltd.(d)	96,931	3,951,877
Harman International Industries, Inc.	63,294	4,052,082
		8,003,959

Consumer Finance–0.80%
American Express Co.	44,792	3,220,993
Capital One Financial Corp.	53,574	3,458,202
Discover Financial Services	69,044	3,262,329
SLM Corp.	142,234	3,412,193
		13,353,717

Data Processing & Outsourced Services–1.87%
Automatic Data Processing, Inc.	48,059	3,419,878
Computer Sciences Corp.	72,861	3,653,979
Fidelity National Information Services, Inc.	74,897	3,329,921
Fiserv, Inc.(b)	37,577	3,617,538
MasterCard, Inc.–Class A	5,722	3,467,990
Paychex, Inc.	88,005	3,404,033
Total System Services, Inc.	139,324	3,855,095
Visa Inc.–Class A	18,064	3,150,723
Western Union Co. (The)	192,041	3,366,479
		31,265,636

Department Stores–0.70%
JC Penney Co., Inc.(b)(d)	188,064	2,347,039
Kohl’s Corp.	62,675	3,215,854
Macy’s, Inc.	67,420	2,995,471
Nordstrom, Inc.	55,455	3,090,507
		11,648,871

Distillers & Vintners–0.58%
Beam Inc.	50,015	3,133,440
Brown-Forman Corp.–Class B	46,732	3,130,576
Constellation Brands, Inc.–Class A(b)	62,832	3,408,636
		9,672,652

Distributors–0.19%
Genuine Parts Co.	41,562	3,200,690

Diversified Banks–0.61%
Comerica Inc.	87,511	3,573,949
U.S. Bancorp	93,360	3,373,097
Wells Fargo & Co.	81,387	3,343,378
		10,290,424

Diversified Chemicals–1.04%
Dow Chemical Co. (The)	96,105	3,594,327
E. I. du Pont de Nemours & Co.	62,045	3,512,988
Eastman Chemical Co.	46,022	3,497,672
FMC Corp.	52,238	3,479,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Chemicals–(continued)
PPG Industries, Inc.	21,247	$3,318,994
		17,403,554

Diversified Metals & Mining–0.20%
Freeport-McMoRan Copper & Gold Inc.	110,536	3,340,398

Diversified REIT’s–0.19%
Vornado Realty Trust	39,450	3,207,285

Diversified Support Services–0.38%
Cintas Corp.	71,725	3,425,586
Iron Mountain Inc.	112,981	2,914,910
		6,340,496

Drug Retail–0.38%
CVS Caremark Corp.	55,371	3,214,287
Walgreen Co.	65,136	3,131,087
		6,345,374

Electric Utilities–2.45%
American Electric Power Co., Inc.	71,820	3,073,896
Duke Energy Corp.	48,322	3,169,923
Edison International	69,322	3,181,187
Entergy Corp.	47,736	3,018,347
Exelon Corp.	106,711	3,253,618
FirstEnergy Corp.	85,273	3,195,179
NextEra Energy, Inc.	40,994	3,294,278
Northeast Utilities	77,582	3,178,535
Pepco Holdings, Inc.	161,171	3,052,579
Pinnacle West Capital Corp.	56,795	3,082,265
PPL Corp.	112,205	3,444,693
Southern Co. (The)	73,466	3,057,655
Xcel Energy, Inc.	111,099	3,101,884
		41,104,039

Electrical Components & Equipment–0.82%
Eaton Corp. PLC	50,612	3,204,752
Emerson Electric Co.	58,221	3,514,802
Rockwell Automation, Inc.	37,703	3,665,862
Roper Industries, Inc.	27,131	3,356,105
		13,741,521

Electronic Components–0.38%
Amphenol Corp.–Class A	42,893	3,250,002
Corning Inc.	219,072	3,075,771
		6,325,773

Electronic Equipment & Instruments–0.25%
FLIR Systems, Inc.	133,737	4,183,293

Electronic Manufacturing Services–0.63%
Jabil Circuit, Inc.	168,308	3,840,789
Molex Inc.	110,498	3,206,652
TE Connectivity Ltd. (Switzerland)	71,962	3,526,138
		10,573,579

Environmental & Facilities Services–0.59%
Republic Services, Inc.	95,964	3,119,789
Stericycle, Inc.(b)	30,716	3,457,393

	Shares	Value
Environmental & Facilities Services–(continued)
Waste Management, Inc.	82,372	$3,331,124
		9,908,306

Fertilizers & Agricultural Chemicals–0.52%
CF Industries Holdings, Inc.	17,709	3,370,731
Monsanto Co.	30,942	3,028,912
Mosaic Co. (The)	56,490	2,352,809
		8,752,452

Food Distributors–0.18%
Sysco Corp.	94,822	3,036,200

Food Retail–0.61%
Kroger Co. (The)	93,950	3,438,570
Safeway Inc.(d)	134,176	3,475,159
Whole Foods Market, Inc.	63,615	3,355,691
		10,269,420

Footwear–0.20%
NIKE, Inc.–Class B	52,812	3,317,650

Gas Utilities–0.43%
AGL Resources Inc.	76,048	3,342,310
ONEOK, Inc.	73,715	3,791,899
		7,134,209

General Merchandise Stores–0.81%
Dollar General Corp.(b)	63,863	3,446,686
Dollar Tree, Inc.(b)	66,542	3,506,763
Family Dollar Stores, Inc.	51,693	3,680,025
Target Corp.	47,348	2,997,602
		13,631,076

Gold–0.19%
Newmont Mining Corp.	98,479	3,128,678

Health Care Distributors–0.82%
AmerisourceBergen Corp.	59,504	3,386,968
Cardinal Health, Inc.	68,336	3,435,934
McKesson Corp.	28,598	3,472,083
Patterson Cos. Inc.	84,327	3,362,961
		13,657,946

Health Care Equipment–2.71%
Abbott Laboratories	88,794	2,959,504
Baxter International Inc.	46,296	3,220,350
Becton, Dickinson & Co.	33,135	3,226,686
Boston Scientific Corp.(b)	343,696	3,636,304
C.R. Bard, Inc.	29,435	3,381,198
CareFusion Corp.(b)	86,469	3,099,914
Covidien PLC	54,509	3,237,835
Edwards Lifesciences Corp.(b)	46,692	3,286,183
Intuitive Surgical, Inc.(b)	6,559	2,535,185
Medtronic, Inc.	61,764	3,196,287
St. Jude Medical, Inc.	72,537	3,656,590
Stryker Corp.	48,631	3,252,927
Varian Medical Systems, Inc.(b)	47,452	3,342,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Zimmer Holdings, Inc.	41,979	$3,320,119
		45,352,075

Health Care Facilities–0.16%
Tenet Healthcare Corp.(b)	70,035	2,734,867

Health Care Services–0.73%
DaVita HealthCare Partners Inc.(b)	25,370	2,727,529
Express Scripts Holding Co.(b)	52,769	3,370,884
Laboratory Corp. of America Holdings(b)	32,685	3,128,608
Quest Diagnostics Inc.	52,196	3,059,729
		12,286,750

Health Care Supplies–0.20%
DENTSPLY International Inc.	79,701	3,346,645

Health Care Technology–0.18%
Cerner Corp.(b)	66,555	3,065,523

Home Entertainment Software–0.24%
Electronic Arts Inc.(b)	149,864	3,992,377

Home Furnishings–0.17%
Leggett & Platt, Inc.	101,256	2,928,324

Home Improvement Retail–0.41%
Home Depot, Inc. (The)	42,675	3,178,861
Lowe’s Cos., Inc.	79,410	3,638,566
		6,817,427

Homebuilding–0.45%
D.R. Horton, Inc.	136,816	2,442,165
Lennar Corp.–Class A	83,744	2,663,897
PulteGroup Inc.	156,690	2,411,459
		7,517,521

Homefurnishing Retail–0.20%
Bed Bath & Beyond Inc.(b)	45,989	3,391,229

Hotels, Resorts & Cruise Lines–0.78%
Carnival Corp.	96,587	3,485,825
Marriott International Inc.–Class A	80,170	3,205,998
Starwood Hotels & Resorts Worldwide, Inc.	49,254	3,149,301
Wyndham Worldwide Corp.	55,597	3,300,238
		13,141,362

Household Appliances–0.19%
Whirlpool Corp.	25,290	3,253,558

Household Products–0.76%
Clorox Co. (The)	38,277	3,165,508
Colgate-Palmolive Co.	55,568	3,210,163
Kimberly-Clark Corp.	33,399	3,122,139
Procter & Gamble Co. (The)	41,887	3,262,578
		12,760,388

Housewares & Specialties–0.18%
Newell Rubbermaid Inc.	120,300	3,043,590

Human Resource & Employment Services–0.20%
Robert Half International, Inc.	97,306	3,431,983

	Shares	Value
Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	29,445	$3,294,012
Wal-Mart Stores, Inc.	43,655	3,185,942
		6,479,954

Independent Power Producers & Energy Traders–0.39%
AES Corp. (The)	264,446	3,361,109
NRG Energy, Inc.	121,057	3,177,746
		6,538,855

Industrial Conglomerates–0.60%
3M Co.	29,437	3,343,454
Danaher Corp.	52,280	3,425,386
General Electric Co.	138,968	3,215,720
		9,984,560

Industrial Gases–0.61%
Air Products & Chemicals, Inc.	33,923	3,464,895
Airgas, Inc.	34,068	3,463,012
Praxair, Inc.	27,720	3,254,328
		10,182,235

Industrial Machinery–1.99%
Dover Corp.	41,583	3,536,634
Flowserve Corp.	59,195	3,302,489
Illinois Tool Works Inc.	46,533	3,325,714
Ingersoll-Rand PLC	57,922	3,425,507
Pall Corp.	47,869	3,309,663
Parker Hannifin Corp.	33,554	3,353,722
Pentair Ltd.	54,731	3,289,881
Snap-on Inc.	35,897	3,359,959
Stanley Black & Decker Inc.	41,154	3,508,790
Xylem, Inc.	120,521	2,986,510
		33,398,869

Industrial REIT’s–0.18%
Prologis, Inc.	84,941	2,993,321

Insurance Brokers–0.40%
Aon PLC	50,370	3,343,561
Marsh & McLennan Cos., Inc.	81,815	3,373,232
		6,716,793

Integrated Oil & Gas–1.00%
Chevron Corp.	27,174	3,272,565
Exxon Mobil Corp.	36,084	3,145,081
Hess Corp.	49,545	3,708,443
Murphy Oil Corp.	51,832	3,494,513
Occidental Petroleum Corp.	35,569	3,137,542
		16,758,144

Integrated Telecommunication Services–0.93%
AT&T Inc.	91,020	3,079,207
CenturyLink Inc.	90,691	3,003,686
Frontier Communications Corp.(d)	772,710	3,345,834
Verizon Communications Inc.	64,001	3,032,367
Windstream Corp.(d)	393,328	3,174,157
		15,635,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Internet Retail–1.07%
Amazon.com, Inc.(b)	11,929	$3,351,810
Expedia, Inc.	56,344	2,634,646
Netflix Inc.(b)	15,276	4,337,009
Priceline.com Inc.(b)	4,006	3,759,751
TripAdvisor Inc.(b)	51,271	3,792,516
		17,875,732

Internet Software & Services–1.00%
Akamai Technologies, Inc.(b)	76,798	3,531,172
eBay Inc.(b)	63,726	3,185,663
Google Inc.–Class A(b)	3,735	3,163,171
VeriSign, Inc.(b)	72,585	3,483,354
Yahoo! Inc.(b)	124,374	3,373,023
		16,736,383

Investment Banking & Brokerage–0.82%
Charles Schwab Corp. (The)	165,832	3,462,572
E*TRADE Financial Corp.(b)	285,713	4,011,411
Goldman Sachs Group, Inc. (The)	20,061	3,051,880
Morgan Stanley	126,540	3,259,670
		13,785,533

IT Consulting & Other Services–1.00%
Accenture PLC–Class A	40,577	2,931,688
Cognizant Technology Solutions Corp.–Class A(b)	51,898	3,804,124
International Business Machines Corp.	16,164	2,946,212
SAIC, Inc.	239,630	3,611,224
Teradata Corp.(b)	58,283	3,413,053
		16,706,301

Leisure Products–0.38%
Hasbro, Inc.(d)	74,133	3,378,982
Mattel, Inc.	73,105	2,960,753
		6,339,735

Life & Health Insurance–1.47%
Aflac, Inc.	56,834	3,284,437
Lincoln National Corp.	94,657	3,979,380
MetLife, Inc.	74,335	3,433,534
Principal Financial Group, Inc.	85,923	3,515,969
Prudential Financial, Inc.	46,374	3,472,485
Torchmark Corp.(d)	50,550	3,482,389
Unum Group	117,743	3,476,951
		24,645,145

Life Sciences Tools & Services–1.01%
Agilent Technologies, Inc.	74,285	3,464,653
Life Technologies Corp.(b)	44,073	3,279,472
PerkinElmer, Inc.	98,926	3,558,368
Thermo Fisher Scientific, Inc.	38,398	3,410,894
Waters Corp.(b)	33,149	3,276,779
		16,990,166

Managed Health Care–1.08%
Aetna Inc.	53,999	3,422,997
Cigna Corp.	47,953	3,773,422

	Shares	Value
Managed Health Care–(continued)
Humana Inc.	40,386	$3,718,743
UnitedHealth Group Inc.	51,231	3,675,312
WellPoint, Inc.	41,818	3,560,384
		18,150,858

Metal & Glass Containers–0.40%
Ball Corp.	75,416	3,349,979
Owens-Illinois, Inc.(b)	117,700	3,341,503
		6,691,482

Motorcycle Manufacturers–0.22%
Harley-Davidson, Inc.	61,519	3,689,910

Movies & Entertainment–0.85%
Time Warner Inc.	56,874	3,442,583
Twenty-First Century Fox, Inc.	118,345	3,707,749
Viacom Inc.–Class B	48,951	3,894,541
Walt Disney Co. (The)	51,231	3,116,382
		14,161,255

Multi-Line Insurance–1.01%
American International Group, Inc.	72,026	3,346,328
Assurant, Inc.	64,646	3,428,824
Genworth Financial Inc.–Class A(b)	297,141	3,506,264
Hartford Financial Services Group, Inc. (The)	111,936	3,313,305
Loews Corp.	73,318	3,259,718
		16,854,439

Multi-Sector Holdings–0.18%
Leucadia National Corp.	117,743	2,935,333

Multi-Utilities–2.69%
Ameren Corp.	95,851	3,240,722
CenterPoint Energy, Inc.	137,855	3,161,015
CMS Energy Corp.	119,290	3,164,764
Consolidated Edison, Inc.	56,529	3,178,626
Dominion Resources, Inc.	58,325	3,403,264
DTE Energy Co.	48,878	3,268,472
Integrys Energy Group, Inc.	56,854	3,179,276
NiSource Inc.	112,283	3,285,400
PG&E Corp.	72,360	2,992,810
Public Service Enterprise Group Inc.	100,170	3,247,511
SCANA Corp.	66,084	3,179,962
Sempra Energy	40,678	3,434,037
TECO Energy, Inc.	188,606	3,117,657
Wisconsin Energy Corp.	79,372	3,257,427
		45,110,943

Office Electronics–0.21%
Xerox Corp.	359,182	3,584,636

Office REIT’s–0.18%
Boston Properties, Inc.	29,689	3,043,122

Office Services & Supplies–0.22%
Pitney Bowes Inc.(d)	224,027	3,656,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Drilling–1.16%
Diamond Offshore Drilling, Inc.(d)	48,667	$3,116,148
Ensco PLC–Class A	56,276	3,126,694
Helmerich & Payne, Inc.	53,741	3,387,833
Nabors Industries Ltd.	205,570	3,165,778
Noble Corp.	87,044	3,238,037
Rowan Cos. PLC–Class A(b)	97,743	3,462,057
		19,496,547

Oil & Gas Equipment & Services–1.21%
Baker Hughes Inc.	71,009	3,301,209
Cameron International Corp.(b)	52,633	2,989,028
FMC Technologies, Inc.(b)	58,765	3,151,567
Halliburton Co.	76,136	3,654,528
National Oilwell Varco Inc.	46,974	3,490,168
Schlumberger Ltd.	45,649	3,694,830
		20,281,330

Oil & Gas Exploration & Production–3.53%
Anadarko Petroleum Corp.	37,957	3,470,029
Apache Corp.	38,502	3,298,851
Cabot Oil & Gas Corp.	94,004	3,678,377
Chesapeake Energy Corp.	158,054	4,079,374
ConocoPhillips	53,556	3,550,763
Denbury Resources Inc.(b)	183,420	3,171,332
Devon Energy Corp.	60,172	3,435,219
EOG Resources, Inc.	24,810	3,896,410
EQT Corp.	41,015	3,515,806
Marathon Oil Corp.	95,070	3,273,260
Newfield Exploration Co.(b)	145,268	3,460,284
Noble Energy, Inc.	56,442	3,467,232
Pioneer Natural Resources Co.	22,292	3,900,431
QEP Resources Inc.	111,669	3,050,797
Range Resources Corp.	44,548	3,340,209
Southwestern Energy Co.(b)	89,450	3,416,990
WPX Energy Inc.(b)	172,029	3,210,061
		59,215,425

Oil & Gas Refining & Marketing–0.69%
Marathon Petroleum Corp.	41,056	2,976,971
Phillips 66	51,223	2,924,833
Tesoro Corp.	57,182	2,635,518
Valero Energy Corp.	85,991	3,055,260
		11,592,582

Oil & Gas Storage & Transportation–0.59%
Kinder Morgan Inc.	85,073	3,226,819
Spectra Energy Corp.	95,181	3,151,443
Williams Cos., Inc. (The)	98,124	3,556,014
		9,934,276

Other Diversified Financial Services–0.59%
Bank of America Corp.	250,080	3,531,130
Citigroup Inc.	66,406	3,209,402
JPMorgan Chase & Co.	61,519	3,108,555
		9,849,087

	Shares	Value
Packaged Foods & Meats–2.33%
Campbell Soup Co.	72,974	$3,151,017
ConAgra Foods, Inc.	95,879	3,242,628
General Mills, Inc.	66,312	3,270,508
Hershey Co. (The)	36,662	3,371,071
Hormel Foods Corp.	81,448	3,374,391
JM Smucker Co. (The)	31,729	3,367,716
Kellogg Co.	50,880	3,088,925
Kraft Foods Group, Inc.	58,702	3,039,002
McCormick & Co., Inc.	45,238	3,060,351
Mead Johnson Nutrition Co.	40,178	3,014,555
Mondelez International Inc.–Class A	109,646	3,362,843
Tyson Foods, Inc.–Class A	127,877	3,702,039
		39,045,046

Paper Packaging–0.81%
Avery Dennison Corp.	75,941	3,247,237
Bemis Co., Inc.	82,894	3,298,352
MeadWestvaco Corp.	91,504	3,280,419
Sealed Air Corp.	136,873	3,887,193
		13,713,201

Paper Products–0.20%
International Paper Co.	72,073	3,402,566

Personal Products–0.36%
Avon Products, Inc.	142,981	2,826,734
Estee Lauder Cos. Inc. (The)–Class A	47,778	3,122,770
		5,949,504

Pharmaceuticals–2.53%
AbbVie Inc.	75,643	3,223,148
Actavis Inc.(b)	25,848	3,494,133
Allergan, Inc.	32,316	2,856,088
Bristol-Myers Squibb Co.	69,840	2,911,630
Eli Lilly & Co.	62,796	3,227,714
Forest Laboratories, Inc.(b)	79,565	3,383,900
Hospira, Inc.(b)	90,191	3,520,155
Johnson & Johnson	38,493	3,326,180
Merck & Co., Inc.	68,165	3,223,523
Mylan Inc.(b)	103,174	3,646,169
Perrigo Co.	27,559	3,349,796
Pfizer Inc.	112,360	3,169,676
Zoetis Inc.	106,122	3,093,456
		42,425,568

Property & Casualty Insurance–1.54%
ACE Ltd.	36,911	3,237,833
Allstate Corp. (The)	69,736	3,341,749
Berkshire Hathaway Inc.–Class B(b)	28,630	3,184,229
Chubb Corp. (The)	37,873	3,149,897
Cincinnati Financial Corp.	70,778	3,233,139
Progressive Corp. (The)	132,329	3,317,488
Travelers Cos., Inc. (The)	39,786	3,178,901
XL Group PLC	105,233	3,110,688
		25,753,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Publishing–0.58%
Gannett Co., Inc.	130,794	$3,150,827
News Corp.–Class A(b)	179,835	2,823,410
Washington Post Co. (The)–Class B	6,747	3,805,308
		9,779,545

Railroads–0.75%
CSX Corp.	131,056	3,225,288
Kansas City Southern	29,552	3,115,372
Norfolk Southern Corp.	42,910	3,096,386
Union Pacific Corp.	20,815	3,195,935
		12,632,981

Real Estate Services–0.19%
CBRE Group, Inc.–Class A(b)	144,179	3,153,195

Regional Banks–1.85%
BB&T Corp.	99,711	3,386,186
Fifth Third Bancorp	178,512	3,264,984
Huntington Bancshares Inc.	434,071	3,576,745
KeyCorp	313,982	3,664,170
M&T Bank Corp.(d)	31,884	3,613,732
PNC Financial Services Group, Inc.	46,035	3,326,949
Regions Financial Corp.	363,982	3,421,431
SunTrust Banks, Inc.	105,132	3,366,327
Zions Bancorp.	121,237	3,390,999
		31,011,523

Research & Consulting Services–0.57%
Dun & Bradstreet Corp. (The)(d)	33,095	3,292,291
Equifax Inc.	53,759	3,176,619
Nielsen Holdings N.V.	89,940	3,102,930
		9,571,840

Residential REIT’s–0.54%
Apartment Investment & Management Co.–Class A	112,981	3,110,367
AvalonBay Communities, Inc.	24,284	3,008,788
Equity Residential	58,014	3,010,346
		9,129,501

Restaurants–0.98%
Chipotle Mexican Grill, Inc.(b)	8,878	3,623,733
Darden Restaurants, Inc.	62,210	2,874,724
McDonald’s Corp.	33,209	3,133,601
Starbucks Corp.	49,824	3,513,589
Yum! Brands, Inc.	45,964	3,218,399
		16,364,046

Retail REIT’s–0.52%
Kimco Realty Corp.	148,502	2,974,495
Macerich Co. (The)	52,507	2,955,094
Simon Property Group, Inc.	19,683	2,866,435
		8,796,024

Security & Alarm Services–0.39%
ADT Corp. (The)	82,936	3,303,341
Tyco International Ltd.	98,124	3,242,017
		6,545,358

	Shares	Value
Semiconductor Equipment–0.75%
Applied Materials, Inc.	212,106	$3,183,711
KLA-Tencor Corp.	58,681	3,236,257
Lam Research Corp.(b)	69,425	3,240,065
Teradyne, Inc.(b)(d)	188,497	2,893,429
		12,553,462

Semiconductors–2.50%
Advanced Micro Devices, Inc.(b)(d)	829,584	2,712,740
Altera Corp.	101,225	3,560,083
Analog Devices, Inc.	72,715	3,365,250
Broadcom Corp.–Class A	96,730	2,443,400
First Solar, Inc.(b)	73,105	2,684,416
Intel Corp.(e)	131,161	2,882,919
Linear Technology Corp.	89,819	3,442,762
LSI Corp.	447,135	3,313,270
Microchip Technology Inc.(d)	88,243	3,424,711
Micron Technology, Inc.(b)	256,157	3,476,050
NVIDIA Corp.	227,774	3,359,666
Texas Instruments Inc.	92,123	3,519,099
Xilinx, Inc.	84,067	3,650,189
		41,834,555

Soft Drinks–0.95%
Coca-Cola Co. (The)	81,024	3,093,496
Coca-Cola Enterprises, Inc.	90,440	3,382,456
Dr. Pepper Snapple Group, Inc.	69,647	3,117,400
Monster Beverage Corp.(b)	55,156	3,165,403
PepsiCo, Inc.	39,796	3,172,935
		15,931,690

Specialized Consumer Services–0.19%
H&R Block, Inc.	114,165	3,186,345

Specialized Finance–1.18%
CME Group Inc.	43,996	3,128,556
IntercontinentalExchange Inc.(b)	18,876	3,392,961
McGraw Hill Financial, Inc.	59,721	3,485,915
Moody’s Corp.	52,549	3,340,014
NASDAQ OMX Group, Inc. (The)	100,262	2,993,823
NYSE Euronext	80,744	3,375,099
		19,716,368

Specialized REIT’s–1.46%
American Tower Corp.	42,266	2,937,064
HCP, Inc.	71,132	2,897,206
Health Care REIT, Inc.	48,515	2,980,762
Host Hotels & Resorts Inc.	189,811	3,232,481
Plum Creek Timber Co., Inc.	69,131	3,063,195
Public Storage	21,531	3,287,138
Ventas, Inc.	46,407	2,889,300
Weyerhaeuser Co.	115,537	3,163,403
		24,450,549

Specialty Chemicals–0.79%
Ecolab Inc.	38,896	3,553,150
International Flavors & Fragrances Inc.	41,652	3,290,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Specialty Chemicals–(continued)
Sherwin-Williams Co. (The)	17,851	$3,077,512
Sigma-Aldrich Corp.	40,114	3,308,202
		13,229,788

Specialty Stores–0.57%
PetSmart, Inc.	47,212	3,325,141
Staples, Inc.	203,775	2,834,511
Tiffany & Co.	43,302	3,339,017
		9,498,669

Steel–0.81%
Allegheny Technologies, Inc.	118,211	3,157,416
Cliffs Natural Resources Inc.(d)	184,247	3,845,235
Nucor Corp.	73,121	3,326,274
United States Steel Corp.(d)	182,702	3,270,366
		13,599,291

Systems Software–1.21%
BMC Software, Inc.(b)	72,457	3,333,022
CA, Inc.	115,660	3,383,055
Microsoft Corp.	95,015	3,173,501
Oracle Corp.	96,788	3,083,666
Red Hat, Inc.(b)	71,350	3,604,602
Symantec Corp.	146,178	3,743,618
		20,321,464

Thrifts & Mortgage Finance–0.42%
Hudson City Bancorp, Inc.	394,277	3,623,405
People’s United Financial Inc.	237,540	3,377,819
		7,001,224

Tires & Rubber–0.26%
Goodyear Tire & Rubber Co. (The)(b)	213,491	4,295,439

Tobacco–0.74%
Altria Group, Inc.	91,864	3,112,352
Lorillard, Inc.	74,471	3,150,123

	Shares	Value
Tobacco–(continued)
Philip Morris International Inc.	35,480	$2,960,451
Reynolds American Inc.	67,504	3,215,216
		12,438,142

Trading Companies & Distributors–0.37%
Fastenal Co.	68,537	3,014,942
W.W. Grainger, Inc.	12,848	3,177,953
		6,192,895

Trucking–0.17%
Ryder System, Inc.	52,642	2,927,422

Wireless Telecommunication Services–0.19%
Crown Castle International Corp.(b)	46,467	3,225,739
Total Common Stocks & Other Equity Interests (Cost $901,847,446)		1,656,357,534

Money Market Funds–0.95%
Liquid Assets Portfolio–Institutional Class(f)	7,909,518	7,909,518
Premier Portfolio–Institutional Class(f)	7,909,518	7,909,518
Total Money Market Funds (Cost $15,819,036)		15,819,036
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.78% (Cost $917,666,482)		1,672,176,570

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.13%
Liquid Assets Portfolio–Institutional Class (Cost $35,775,853)(f)(g)	35,775,853	35,775,853
TOTAL INVESTMENTS–101.91% (Cost $953,442,335)		1,707,952,423
OTHER ASSETS LESS LIABILITIES–(1.91)%		(32,032,740)
NET ASSETS–100.00%		$1,675,919,683

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of this security was out on loan at August 31, 2013.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $900,087,974)*	$1,653,397,161
Investments in affiliates (Cost $53,354,361)	54,555,262
Total investments, at value (Cost $953,442,335)	1,707,952,423
Receivable for:
Fund shares sold	4,503,124
Dividends	2,912,299
Investment for trustee deferred compensation and retirement plans	20,910
Other assets	63,271
Total assets	1,715,452,027

Liabilities:
Payable for:
Fund shares reacquired	2,053,069
Collateral upon return of securities loaned	35,775,853
Variation margin	57,162
Accrued fees to affiliates	1,065,747
Accrued trustees’ and officers’ fees and benefits	6,673
Accrued other operating expenses	416,064
Trustee deferred compensation and retirement plans	157,776
Total liabilities	39,532,344
Net assets applicable to shares outstanding	$1,675,919,683

Net assets consist of:
Shares of beneficial interest	$905,498,872
Undistributed net investment income	12,133,943
Undistributed net realized gain	3,959,571
Unrealized appreciation	754,327,297
$1,675,919,683

Net Assets:
Class A	$999,729,543
Class B	$22,925,067
Class C	$141,985,524
Class R	$29,320,354
Class Y	$481,947,644
Class R6	$11,551

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,950,478
Class B	573,014
Class C	3,663,836
Class R	733,914
Class Y	11,936,607
Class R6	286
Class A:
Net asset value per share	$40.07
Maximum offering price per share
(Net asset value of $40.07 ÷ 94.50%)	$42.40
Class B:
Net asset value and offering price per share	$40.01
Class C:
Net asset value and offering price per share	$38.75
Class R:
Net asset value and offering price per share	$39.95
Class Y:
Net asset value and offering price per share	$40.38
Class R6:
Net asset value and offering price per share	$40.39

*	At August 31, 2013, securities with an aggregate value of $34,911,554 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $22,753)	$28,162,533
Dividends from affiliates (includes securities lending income of $282,124)	376,811
Total investment income	28,539,344

Expenses:
Advisory fees	1,671,960
Administrative services fees	345,144
Custodian fees	70,040
Distribution fees:
Class A	2,130,182
Class B	322,824
Class C	1,011,042
Class R	89,896
Transfer agent fees — A,B,C,R, & Y	1,647,447
Transfer agent fees — R6	8
Trustees’ and officers’ fees and benefits	69,807
Other	663,510
Total expenses	8,021,860
Less: Fees waived and expense offset arrangement(s)	(26,440)
Net expenses	7,995,420
Net investment income	20,543,924

Realized and unrealized gain from:
Net realized gain from:
Investment securities	38,566,055
Futures contracts	2,623,651
41,189,706
Change in net unrealized appreciation (depreciation) of:
Investment securities	233,280,176
Futures contracts	(338,758)
232,941,418
Net realized and unrealized gain	274,131,124
Net increase in net assets resulting from operations	$294,675,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$20,543,924	$13,805,766
Net realized gain	41,189,706	51,147,573
Change in net unrealized appreciation	232,941,418	71,326,622
Net increase in net assets resulting from operations	294,675,048	136,279,961

Distributions to shareholders from net investment income:
Class A	(11,160,240)	(11,216,679)
Class B	(254,363)	(345,338)
Class C	(631,218)	(365,417)
Class R	(152,295)	(19,599)
Class Y	(5,410,532)	(4,510,536)
Class R6	(170)	—
Total distributions from net investment income	(17,608,818)	(16,457,569)

Distributions to shareholders from net realized gains:
Class A	(18,393,200)	—
Class B	(869,049)	—
Class C	(2,156,598)	—
Class R	(301,636)	—
Class Y	(7,685,801)	—
Class R6	(240)	—
Total distributions from net realized gains	(29,406,524)	—

Share transactions–net:
Class A	115,974,489	15,259,422
Class B	(25,161,061)	(42,838,095)
Class C	47,119,734	1,457,548
Class R	17,285,208	7,253,744
Class Y	103,991,172	103,884,907
Class R6	9,805	—
Net increase in net assets resulting from share transactions	259,219,347	85,017,526
Net increase in net assets	506,879,053	204,839,918

Net assets:
Beginning of year	1,169,040,630	964,200,712
End of year (includes undistributed net investment income of $12,133,943 and $9,153,063, respectively)	$1,675,919,683	$1,169,040,630

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R6. On September 24, 2012, the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they

19                         Invesco Equally-Weighted S&P 500 Fund

convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

20                         Invesco Equally-Weighted S&P 500 Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

21                         Invesco Equally-Weighted S&P 500 Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $25,711.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $158,939 in front-end sales commissions from the sale of Class A shares and $165, $11,655 and $7,608 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

22                         Invesco Equally-Weighted S&P 500 Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,707,952,423	$—	$—	$1,707,952,423
Futures*	(182,791)	—	—	(182,791)
Total Investments	$1,707,769,632	$—	$—	$1,707,769,632

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market Risk
Futures contracts(a)	$—	$(182,791)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain
Equity risk	$2,623,651
Change in Unrealized Appreciation (Depreciation)
Equity risk	$(338,758)
Total	$2,284,893

*	The average notional value of futures contracts outstanding during the period was $17,233,268.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	227	September-2013	$18,515,255	$(182,791)

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended August 31, 2013.

	Value 08/31/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 08/31/13	Dividend Income
Invesco Ltd.	$2,262,766	$503,603	$(461,159)	$603,167	$51,996	$2,960,373	$77,526

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $729.

23                         Invesco Equally-Weighted S&P 500 Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$19,912,458	$16,457,569
Long-term capital gain	27,102,884	—
Total distributions	$47,015,342	$16,457,569

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$24,128,031
Undistributed long-term gain	24,099,712
Net unrealized appreciation — investments	722,347,979
Temporary book/tax differences	(154,911)
Shares of beneficial interest	905,498,872
Total net assets	$1,675,919,683

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2013.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $485,411,369 and $252,836,288, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$733,436,127
Aggregate unrealized (depreciation) of investment securities	(11,088,148)
Net unrealized appreciation of investment securities	$722,347,979

Cost of investments for tax purposes is $985,604,444.

24                         Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts distributions, on August 31, 2013, undistributed net investment income was increased by $45,774, undistributed net realized gain was decrease by $45,774. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	6,938,918	$263,020,016	3,958,683	$123,974,664
Class B	65,896	2,465,090	39,680	1,248,979
Class C	1,723,158	63,962,776	525,225	16,022,658
Class R	629,268	23,479,568	247,288	7,832,303
Class Y	4,878,656	185,994,372	4,809,146	151,977,766
Class R6(b)	286	9,805	—	—

Issued as reinvestment of dividends:
Class A	788,153	26,190,326	326,598	9,824,076
Class B	30,790	1,027,145	10,380	313,479
Class C	75,170	2,568,785	11,417	334,292
Class R	13,660	453,388	648	19,471
Class Y	353,324	11,808,079	133,786	4,047,035

Automatic conversion of Class B shares to Class A shares:
Class A	639,095	23,292,837	1,024,779	32,654,725
Class B	(638,871)	(23,292,837)	(1,025,555)	(32,654,725)

Reacquired:
Class A	(5,290,801)	(196,528,690)	(4,830,637)	(151,194,043)
Class B	(148,389)	(5,360,459)	(376,796)	(11,745,828)
Class C	(537,590)	(19,411,827)	(486,834)	(14,899,402)
Class R	(176,971)	(6,647,748)	(19,491)	(598,030)
Class Y	(2,498,828)	(93,811,279)	(1,648,309)	(52,139,894)
Net increase in share activity	6,844,924	$259,219,347	2,700,008	$85,017,526

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

25                         Invesco Equally-Weighted S&P 500 Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/13	$33.40	$0.55	$7.47	$8.02	$(0.51)	$(0.84)	$(1.35)	$40.07	24.83%	$999,730	0.57	%(d)	0.57	%(d)	1.48	%(d)	18%
Year ended 08/31/12	29.89	0.42	3.61	4.03	(0.52)	—	(0.52)	33.40	13.66	730,648	0.60		0.60		1.34		27
Year ended 08/31/11	25.26	0.39	4.65	5.04	(0.41)	—	(0.41)	29.89	19.91	639,478	0.56		0.56		1.26		22
Two months ended 08/31/10	24.74	0.08	0.44	0.52	—	—	—	25.26	2.10	556,910	0.65	(e)	0.65	(e)	1.81	(e)	0
Year ended 06/30/10	20.14	0.30	4.56	4.86	(0.26)	—	(0.26)	24.74	24.08	552,673	0.64		0.64		1.17		24
Year ended 06/30/09	33.39	0.37	(9.39)	(9.02)	(0.46)	(3.77)	(4.23)	20.14	(24.61)	486,937	0.75	(f)	0.75	(f)	1.62	(f)	39
Class B
Year ended 08/31/13	33.34	0.27	7.49	7.76	(0.25)	(0.84)	(1.09)	40.01	23.90	22,925	1.32	(d)	1.32	(d)	0.73	(d)	18
Year ended 08/31/12	29.70	0.18	3.61	3.79	(0.15)	—	(0.15)	33.34	12.82	42,131	1.35		1.35		0.59		27
Year ended 08/31/11	25.05	0.16	4.60	4.76	(0.11)	—	(0.11)	29.70	18.98	77,702	1.31		1.31		0.51		22
Two months ended 08/31/10	24.56	0.05	0.44	0.49	—	—	—	25.05	2.00	110,367	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	20.08	0.10	4.54	4.64	(0.16)	—	(0.16)	24.56	23.09	118,559	1.39		1.39		0.42		24
Year ended 06/30/09	33.02	0.20	(9.22)	(9.02)	(0.15)	(3.77)	(3.92)	20.08	(25.14)	155,328	1.50	(f)	1.50	(f)	0.87	(f)	39
Class C
Year ended 08/31/13	32.33	0.26	7.24	7.50	(0.24)	(0.84)	(1.08)	38.75	23.88	141,986	1.32	(d)	1.32	(d)	0.73	(d)	18
Year ended 08/31/12	28.81	0.18	3.49	3.67	(0.15)	—	(0.15)	32.33	12.80	77,691	1.35		1.35		0.59		27
Year ended 08/31/11	24.29	0.16	4.47	4.63	(0.11)	—	(0.11)	28.81	19.04	67,788	1.31		1.31		0.51		22
Two months ended 08/31/10	23.82	0.04	0.43	0.47	—	—	—	24.29	1.97	55,797	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	19.49	0.10	4.42	4.52	(0.19)	—	(0.19)	23.82	23.15	56,462	1.39		1.39		0.42		24
Year ended 06/30/09	32.33	0.19	(9.06)	(8.87)	(0.20)	(3.77)	(3.97)	19.49	(25.17)	51,534	1.50	(f)	1.50	(f)	0.87	(f)	39
Class R
Year ended 08/31/13	33.31	0.46	7.44	7.90	(0.42)	(0.84)	(1.26)	39.95	24.48	29,320	0.82	(d)	0.82	(d)	1.23	(d)	18
Year ended 08/31/12	29.77	0.35	3.59	3.94	(0.40)	—	(0.40)	33.31	13.36	8,924	0.85		0.85		1.09		27
Year ended 08/31/11	25.14	0.31	4.63	4.94	(0.31)	—	(0.31)	29.77	19.62	1,176	0.81		0.81		1.01		22
Two months ended 08/31/10	24.63	0.07	0.44	0.51	—	—	—	25.14	2.07	205	0.90	(e)	0.90	(e)	1.56	(e)	0
Year ended 06/30/10	20.10	0.23	4.56	4.79	(0.26)	—	(0.26)	24.63	23.78	208	0.89		0.89		0.92		24
Year ended 06/30/09	33.36	0.30	(9.35)	(9.05)	(0.44)	(3.77)	(4.21)	20.10	(24.78)	73	1.00	(f)	1.00	(f)	1.37	(f)	39
Class Y
Year ended 08/31/13	33.64	0.65	7.52	8.17	(0.59)	(0.84)	(1.43)	40.38	25.16	481,948	0.32	(d)	0.32	(d)	1.73	(d)	18
Year ended 08/31/12	30.13	0.50	3.63	4.13	(0.62)	—	(0.62)	33.64	13.94	309,645	0.35		0.35		1.59		27
Year ended 08/31/11	25.47	0.47	4.68	5.15	(0.49)	—	(0.49)	30.13	20.19	178,056	0.31		0.31		1.51		22
Two months ended 08/31/10	24.94	0.09	0.44	0.53	—	—	—	25.47	2.12	155,551	0.40	(e)	0.40	(e)	2.06	(e)	0
Year ended 06/30/10	20.27	0.36	4.59	4.95	(0.28)	—	(0.28)	24.94	24.39	151,901	0.39		0.39		1.42		24
Year ended 06/30/09	33.62	0.43	(9.46)	(9.03)	(0.55)	(3.77)	(4.32)	20.27	(24.41)	148,051	0.50	(f)	0.50	(f)	1.87	(f)	39
Class R6
Year ended 08/31/13(g)	34.93	0.62	6.27	6.89	(0.59)	(0.84)	(1.43)	40.39	20.58	12	0.27	(d)	0.27	(d)	1.78	(d)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $856,715, $32,282, $101,104, $17,979, $385,209 and $11 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is less than 0.005%.
(g)	Commencement date of September 24, 2012.

26                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the two month period ended August 31, 2010, and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended June 30, 2009 was audited by another independent registered public accounting firm whose report dated August 24, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

27                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period [2]
A	$1,000.00	$1,102.00	$3.01	$1,022.27	$2.90	0.57%
B	1,000.00	1,098.00	6.96	1,018.50	6.70	1.32
C	1,000.00	1,097.70	6.96	1,018.50	6.70	1.32
R	1,000.00	1,100.50	4.33	1,021.01	4.17	0.82
Y	1,000.00	1,103.60	1.69	1,023.53	1.63	0.32
R6	1,000.00	1,103.50	1.43	1,023.78	1.37	0.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equally-Weighted S&P 500 Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted

29                         Invesco Equally-Weighted S&P 500 Fund

that performance of Class A shares of the Fund was in the second quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of one mutual fund with comparable investment strategies.

Other than the mutual fund described above, the Board noted that Invesco Advisers and its affiliates do not advise other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of expenses. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

30                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$27,102,884
Qualified Dividend Income*	85.55%
Corporate Dividends Received Deduction*	83.75%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equally-Weighted S&P 500 Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 MS-EWSP-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2013

Invesco Equity and Income Fund Nasdaq: A: ACEIX ■ B: ACEQX ■ C: ACERX ■ R: ACESX ■ Y: ACETX ■ R5: ACEKX ■ R6: IEIFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1   Source: Reuters

2                          Invesco Equity and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent

Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Invesco Equity and Income Fund under-performed the Russell 1000 Value Index, its broad market benchmark. As the Fund is a balanced fund, its allocation to fixed income was the primary detractor from performance versus a pure equity benchmark, in a strong equity market.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.80%
Class B Shares	16.90
Class C Shares	16.95
Class R Shares	17.57
Class Y Shares	18.10
Class R5 Shares	18.29
Class R6 Shares*	18.17
Russell 1000 Value Index‚ (Broad Market Index)	23.10
Barclays U.S. Government/Credit Index■ (Style-Specific Index)	-2.62

Source(s):	‚Invesco, Russell via FactSet Research Systems Inc.; ■Lipper Inc.
*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

As a balanced fund, the Fund incorporates both stocks and bonds within the portfolio. We call our investment philosophy within stock investing “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are undervalued, under earning, and out of favor with investors. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.

    We initially identify potential investments through a series of quantitative screens, which look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

    In short, our objective is to exploit perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

    Within bonds, the Fund invests in investment-grade corporate bonds, convertible securities and government-issued bonds. The fixed income portion of the Fund is there to help provide an income component and help mitigate volatility in an uncertain market environment.

Market conditions and your Fund

The fiscal year ended August 31, 2013, began with some downward volatility in US equity markets. Starting in the fall of 2012, markets began an upward trend that continued through much of the reporting period. In early fall, the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing (QE), or fiscal stimulus, which caused consumer sentiment to improve. Uncertainty surrounding “fiscal cliff” negotiations and sequestration spending cuts in early 2013, however, made many businesses hesitant to spend during the first quarter of the year. However, for the first time in years, markets appeared willing to look past headline events.

    From late May through June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing QE. Since December 2012, the Fed has purchased $85 billion1 of US Treasuries and mortgage-backed securities each month to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off, which caused bonds, stocks and commodities to decline. The markets stabilized in midsummer; however, August brought more selling in the equity and bond markets and yields continued to rise.

    Most US equity market indexes delivered double-digit gains and all sectors of the Russell 1000 Value Index posted positive returns, with the exception of the telecommunication services sector, which posted a slightly negative return.

Portfolio Composition
By security type
Common Stocks & Other Equity Interests	67.4%
Bonds and Notes	19.9
US Treasury Securities	6.6
Preferred Stocks	1.5
Security types each less than 1% of the portfolio	1.1
Money Market Funds
Plus Other Assets Less Liabilities	3.5

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	3.0%
2. Citigroup Inc.	2.4
3. Viacom Inc.-Class B	2.0
4. General Electric Co.	2.0
5. Avon Products, Inc.	1.7
6. Microsoft Corp.	1.5
7. Marsh & McLennan Cos., Inc.	1.5
8. PNC Financial Services Group, Inc.	1.5
9. Morgan Stanley	1.5
10. Time Warner Cable Inc.	1.4

Total Net Assets	$11.6 billion

Total Number of Holdings*	407

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                          Invesco Equity and Income Fund

    Stock selection and a material underweight position in the energy sector were large contributors to Fund performance. Chevron, an integrated energy company and Halliburton, an oil and gas services company, were among the top performing holdings for the Fund. One of the largest contributors to relative Fund performance was a material underweight to Exxon Mobil, as the stock returned low single-digit returns for the reporting period.

    Strong stock selection in the financials sector also contributed to Fund performance. Lack of exposure to real estate was one of the largest drivers of Fund performance, as the real estate industry posted negative performance for the reporting period. Within the diversified financials industry, JPMorgan Chase and Citigroup were top performers.

    Strong stock selection and an underweight position in the materials sector was another driver of relative Fund performance versus the Russell 1000 Value Index. Paint and glass company PPG Industries was a top contributor in this sector, as the company had improved earnings throughout the reporting period and acquired a coatings business investors viewed as favorable. Additionally, not owning holdings in the precious metals and minerals industry contributed to the Fund’s performance, as those stocks suffered due to a sell-off in gold and precious metals during much of 2013.

    A material underweight position in the utilities sector also contributed to Fund performance, as it was the second worst-performing sector for the broad market benchmark.

    Stock selection and an overweight position in the health care sector contributed to relative performance. Holdings like Cigna and Wellpoint were top performers. Also, a convertible bond issued by Gilead Sciences contributed on a relative and absolute basis.

    Conversely, stock selection in the information technology sector detracted from relative performance. Specifically, non-benchmark holdings such as Microsoft and Western Union (no longer held in the Fund) underperformed the style-specific benchmark and sector. Having little exposure to hardware and equipment companies also hurt relative performance, as the industry generally performed well over the reporting period.

    Even though we had an average cash position within our acceptable range during the reporting period, cash acted as a detractor in a strong equity market.

    Stock selection in the consumer discretionary sector also hurt relative performance. Strong stock selection in media was offset by the negative effects of stock selection and having little exposure to the automobiles industry, which performed well during the reporting period.

    Stock selection and an underweight position in the industrials sector also detracted from relative performance versus the Russell 1000 Value Index. Select holdings within capital goods and commercial and professional services detracted the most from performance.

    The allocation to investment grade corporate, government agency and US Treasury bonds was a valuable source of income, helping dampen overall portfolio volatility, but unfortunately still returned -1.41% for the reporting period.2 This detracted from relative performance versus the Russell 1000 Value benchmark, as bonds meaningfully underperformed equities during the reporting period. The allocation to convertible bonds provided positive absolute returns while detracting from relative performance, as convertible bonds underperformed the Russell 1000 Value benchmark.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco Equity and Income Fund.

1   Source: US Federal Reserve

2   Source: Barclays

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Equity and Income Fund. He joined
Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge Portfolio manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002.
Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Mary Jane Maly Chartered Financial Analyst, portfolio manager, is manager of Invesco Equity and Income Fund. She joined Invesco in 2010.
Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010.
Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, portfolio manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010.
Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5                          Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risk. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general or with respect to a particular industry. Thus, to the extent the Fund invests in small- and medium-sized companies, it will be subject to greater risk than that assumed through investment in the securities of larger-sized companies.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Barclays U.S. Government/ Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Equity and Income Fund

Average Annual Total Returns

As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.22%
10 Years	6.81
5 Years	6.72
1 Year	11.28

Class B Shares
Inception (5/1/92)	9.57%
10 Years	7.06
5 Years	7.37
1 Year	11.90

Class C Shares
Inception (7/6/93)	8.83%
10 Years	6.61
5 Years	7.12
1 Year	15.95

Class R Shares
Inception (10/1/02)	7.96%
10 Years	7.14
5 Years	7.66
1 Year	17.57

Class Y Shares
Inception (12/22/04)	6.40%
5 Years	8.17
1 Year	18.10

Class R5 Shares
10 Years	7.54%
5 Years	8.19
1 Year	18.29

Class R6 Shares
10 Years	7.44%
5 Years	7.99
1 Year	18.17

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1

Average Annual Total Returns

As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.22%
10 Years	6.81
5 Years	6.49
1 Year	12.76

Class B Shares
Inception (5/1/92)	9.57%
10 Years	7.07
5 Years	7.18
1 Year	13.50

Class C Shares
Inception (7/6/93)	8.84%
10 Years	6.63
5 Years	6.94
1 Year	17.55

Class R Shares
Inception (10/1/02)	7.94%
10 Years	7.15
5 Years	7.44
1 Year	18.92

Class Y Shares
Inception (12/22/04)	6.33%
5 Years	7.97
1 Year	19.59

Class R5 Shares
10 Years	7.54%
5 Years	7.94
1 Year	19.67

Class R6 Shares
10 Years	7.45%
5 Years	7.77
1 Year	19.66

fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.54%, 1.06%, 0.56%, 0.44% and 0.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses on Class B shares in the past, performance would have been lower.

7                          Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Income risk. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.
■	Call risk. If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Foreign risk. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.
■	Investing in real estate investment trust (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Value investing risk. The Fund emphasizes a value style of investing. The

Fund’s investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACEIX
Class B Shares	ACEQX
Class C Shares	ACERX
Class R Shares	ACESX
Class Y Shares	ACETX
Class R5 Shares	ACEKX
Class R6 Shares	IEIFX

8                          Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–67.38%
Aerospace & Defense–0.46%
General Dynamics Corp.	631,583	$52,579,285

Agricultural Products–0.93%
Archer-Daniels-Midland Co.	3,051,220	107,433,456

Application Software–1.09%
Adobe Systems Inc.(b)	2,761,543	126,340,592

Asset Management & Custody Banks–1.53%
Northern Trust Corp.	1,364,620	74,876,700
State Street Corp.	1,531,967	102,212,838
		177,089,538

Automobile Manufacturers–0.87%
General Motors Co.(b)	2,955,378	100,719,282

Biotechnology–1.16%
Amgen Inc.	1,230,528	134,053,720

Cable & Satellite–2.74%
Comcast Corp.–Class A	3,630,177	152,794,150
Time Warner Cable Inc.	1,520,686	163,245,642
		316,039,792

Diversified Banks–1.67%
Comerica Inc.	1,995,130	81,481,109
Wells Fargo & Co.	2,725,860	111,978,329
		193,459,438

Diversified Chemicals–1.41%
Dow Chemical Co. (The)	2,798,220	104,653,428
PPG Industries, Inc.	373,315	58,315,536
		162,968,964

Electric Utilities–1.20%
Edison International	824,720	37,846,401
FirstEnergy Corp.	727,264	27,250,582
Pinnacle West Capital Corp.	1,361,241	73,874,549
		138,971,532

Electronic Components–0.49%
Corning Inc.	4,063,922	57,057,465

Food Distributors–0.83%
Sysco Corp.	3,006,941	96,282,251

Health Care Equipment–1.06%
Medtronic, Inc.	2,364,021	122,338,087

Home Improvement Retail–0.49%
Home Depot, Inc. (The)	758,689	56,514,744

Hotels, Resorts & Cruise Lines–0.73%
Carnival Corp.	2,327,789	84,009,905

	Shares	Value
Household Products–1.06%
Procter & Gamble Co. (The)	1,575,705	$122,731,663

Industrial Conglomerates–1.95%
General Electric Co.	9,732,615	225,212,711

Industrial Machinery–0.73%
Ingersoll-Rand PLC	1,421,031	84,039,773

Insurance Brokers–2.66%
Aon PLC	1,146,398	76,097,899
Marsh & McLennan Cos., Inc.	4,261,836	175,715,499
Willis Group Holdings PLC	1,338,626	55,258,481
		307,071,879

Integrated Oil & Gas–2.51%
Chevron Corp.	1,258,234	151,529,121
Exxon Mobil Corp.	932,104	81,242,185
Occidental Petroleum Corp.	649,317	57,276,252
		290,047,558

Integrated Telecommunication Services–0.38%
Verizon Communications Inc.	918,305	43,509,291

Internet Software & Services–1.29%
eBay Inc.(b)	2,990,390	149,489,596

Investment Banking & Brokerage–3.05%
Charles Schwab Corp. (The)	5,633,081	117,618,731
Goldman Sachs Group, Inc. (The)	422,272	64,240,239
Morgan Stanley	6,616,330	170,436,661
		352,295,631

IT Consulting & Other Services–0.81%
Amdocs Ltd.	2,541,784	93,690,158

Managed Health Care–2.75%
Cigna Corp.	1,106,306	87,055,219
UnitedHealth Group Inc.	1,345,587	96,532,412
WellPoint, Inc.	1,576,738	134,243,473
		317,831,104

Movies & Entertainment–2.40%
Time Warner Inc.	834,269	50,498,303
Viacom Inc.–Class B	2,851,790	226,888,412
		277,386,715

Oil & Gas Equipment & Services–1.26%
Baker Hughes Inc.	1,623,342	75,469,170
Halliburton Co.	1,469,903	70,555,344
		146,024,514

Oil & Gas Exploration & Production–1.90%
Anadarko Petroleum Corp.	1,354,634	123,840,640
Canadian Natural Resources Ltd. (Canada)	3,136,396	95,702,808
		219,543,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equity and Income Fund

	Shares	Value
Oil & Gas Storage & Transportation–0.50%
Williams Cos., Inc. (The)	1,601,914	$58,053,363

Other Diversified Financial Services–6.24%
Bank of America Corp.	4,452,563	62,870,189
Citigroup Inc.	5,663,061	273,695,738
ING U.S. Inc.	1,485,957	42,795,562
JPMorgan Chase & Co.	6,766,241	341,898,158
		721,259,647

Packaged Foods & Meats–1.58%
Mondelez International Inc.–Class A	4,569,571	140,148,743
Unilever N.V.–New York Shares (Netherlands)	1,131,394	42,574,356
		182,723,099

Personal Products–1.68%
Avon Products, Inc.	9,826,400	194,267,928

Pharmaceuticals–5.03%
Bristol-Myers Squibb Co.	1,837,231	76,594,161
Eli Lilly & Co.	1,782,798	91,635,817
Merck & Co., Inc.	3,084,856	145,882,840
Novartis AG (Switzerland)	1,295,149	94,449,548
Novartis AG–ADR (Switzerland)	123,639	9,023,174
Pfizer Inc.	3,314,350	93,497,814
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	1,830,019	69,943,326
		581,026,680

Property & Casualty Insurance–0.55%
Chubb Corp. (The)	763,965	63,538,969

Publishing–0.35%
Thomson Reuters Corp. (Canada)	1,215,214	39,826,438

Railroads–0.56%
CSX Corp.	2,635,348	64,855,914

Regional Banks–2.87%
BB&T Corp.	2,499,917	84,897,181
Fifth Third Bancorp	4,136,996	75,665,657
PNC Financial Services Group, Inc. (The)	2,361,840	170,690,177
		331,253,015

Security & Alarm Services–1.75%
ADT Corp. (The)	1,970,797	78,496,845
Tyco International Ltd.	3,750,487	123,916,090
		202,412,935

Semiconductor Equipment–1.29%
Applied Materials, Inc.	9,951,446	149,371,205

Semiconductors–0.72%
Texas Instruments Inc.	2,161,241	82,559,406

Soft Drinks–0.64%
Coca-Cola Co. (The)	1,938,601	74,015,786

	Shares	Value
Specialized Finance–0.56%
CME Group Inc.–Class A	915,467	$65,098,858

Systems Software–2.45%
Microsoft Corp.	5,308,333	177,298,322
Symantec Corp.	4,150,210	106,286,878
		283,585,200

Wireless Telecommunication Services–1.20%
Vodafone Group PLC–ADR (United Kingdom)	4,300,211	139,111,826
Total Common Stocks & Other Equity Interests (Cost $6,025,090,564)		7,787,692,361

	Principal Amount
Bonds and Notes–19.86%
Advertising–0.06%
Interpublic Group of Cos. Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$4,145,000	4,047,378
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	3,225,000	3,448,323
		7,495,701

Aerospace & Defense–0.03%
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/23	4,150,000	3,795,014

Agricultural Products–0.04%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	3,940,000	4,485,917

Air Freight & Logistics–0.03%
United Parcel Service Inc., Sr. Unsec. Global Notes, 2.45%, 10/01/22	3,320,000	3,075,903

Airlines–0.11%
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	4,322,200	4,562,622
Series 2012-1, Class A, Sec. Pass Through Ctfs., 4.15%, 04/11/24	5,750,000	5,681,719
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	2,502,517	2,742,602
		12,986,943

Airport Services–0.05%
Heathrow Funding Ltd. (United Kingdom), Sr. Sec. Notes, 2.50%, 06/25/15(c)	6,220,000	6,302,147

Asset Management & Custody Banks–0.12%
Bank of New York Mellon (The), Series D, Jr. Unsec. Sub. Global Notes, 4.50%(d)	7,600,000	6,802,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equity and Income Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.25%, 08/15/42(c)	$1,970,000	$2,061,388
Prospect Capital Corp., Sr. Unsec. Global Notes, 5.88%, 03/15/23	4,900,000	4,667,046
		13,530,434

Automobile Manufacturers–0.19%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes,
1.88%, 09/15/14(c)	7,170,000	7,233,992
1.88%, 01/11/18(c)	5,220,000	5,104,377
Ford Motor Co., Sr. Unsec. Global Notes, 4.75%, 01/15/43	11,500,000	10,170,016
		22,508,385

Automotive Retail–0.16%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	9,195,000	9,647,812
AutoZone, Inc., Sr. Unsec. Global Notes,
2.88%, 01/15/23	3,260,000	2,951,225
6.50%, 01/15/14	5,400,000	5,510,822
		18,109,859

Biotechnology–0.57%
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/23	4,735,000	4,668,555
Dendreon Corp., Sr. Unsec. Conv. Notes, 2.88%, 01/15/16	10,221,000	6,701,143
Gilead Sciences Inc., Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	20,504,000	54,438,222
		65,807,920

Brewers–0.15%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
0.80%, 07/15/15	3,745,000	3,754,339
3.63%, 04/15/15	6,145,000	6,439,027
FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	6,965,000	7,437,925
		17,631,291

Broadcasting–0.13%
COX Communications Inc.,
Sr. Unsec. Global Notes,
5.45%, 12/15/14	128,000	135,508
Sr. Unsec. Notes,
4.70%, 12/15/42(c)	4,980,000	4,054,798
6.25%, 06/01/18(c)	3,700,000	4,173,389
7.25%, 11/15/15	5,000,000	5,560,072
8.38%, 03/01/39(c)	655,000	782,453
		14,706,220

	Principal Amount	Value
Cable & Satellite–0.54%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes,
4.25%, 01/15/33	$8,165,000	$7,767,639
5.70%, 05/15/18	4,735,000	5,488,670
Sr. Unsec. Gtd. Notes,
6.45%, 03/15/37	2,465,000	2,939,594
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Sr. Unsec. Gtd. Global Notes,
2.40%, 03/15/17	2,910,000	2,887,654
5.15%, 03/15/42	4,730,000	4,067,480
Sr. Unsec. Gtd. Notes,
1.75%, 01/15/18	4,215,000	4,022,853
NBC Universal Media LLC, Sr. Unsec. Gtd. Global Notes,
2.10%, 04/01/14	3,425,000	3,459,678
5.15%, 04/30/20	3,320,000	3,740,340
5.95%, 04/01/41	3,365,000	3,805,822
Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	7,235,000	6,489,179
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	17,130,000	18,011,684
		62,680,593

Casinos & Gaming–0.84%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	20,000,000	22,262,500
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	63,088,000	75,153,580
		97,416,080

Catalog Retail–0.07%
Liberty Interactive LLC, Sr. Unsec. Conv. Notes, 0.75%, 03/30/23(c)(e)	7,303,000	7,951,141

Communications Equipment–0.51%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(c)	29,353,000	38,892,725
JDS Uniphase Corp., Sr. Unsec. Conv. Notes, 0.63%, 08/15/18(c)(e)	19,999,000	20,011,499
		58,904,224

Computer Hardware–0.05%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	5,620,000	5,737,337

Computer Storage & Peripherals–0.76%
SanDisk Corp., Sr. Unsec. Conv. Notes, 1.50%, 08/15/17	69,333,000	87,879,577

Construction & Farm Machinery & Heavy Trucks–0.16%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	14,645,000	13,706,941
Greenbrier Cos., Inc., Sr. Unsec. Conv. Notes, 3.50%, 04/01/18	4,213,000	4,394,685
		18,101,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equity and Income Fund

	Principal Amount	Value
Construction Materials–0.61%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	$60,100,000	$70,993,125

Consumer Finance–0.14%
Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	220,000	256,032
Ford Motor Credit Co. LLC., Sr. Unsec. Global Notes, 2.50%, 01/15/16	4,970,000	5,022,271
SLM Corp., Sr. Unsec. Medium-Term Notes, 3.88%, 09/10/15	10,190,000	10,369,973
		15,648,276

Data Processing & Outsourced Services–0.04%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	4,954,000	4,844,642

Distillers & Vintners–0.03%
Brown-Forman Corp., Sr. Unsec. Notes, 2.25%, 01/15/23	3,480,000	3,121,407

Diversified Banks–1.37%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes,
2.88%, 04/25/14	2,560,000	2,580,637
Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(c)	9,000,000	9,222,330
Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	6,110,000	6,147,487
Barclays Bank PLC (United Kingdom),
Sr. Unsec. Global Notes,
2.75%, 02/23/15	2,535,000	2,599,200
6.75%, 05/22/19	8,500,000	10,086,986
Unsec. Sub. Global Notes,
5.14%, 10/14/20	5,015,000	5,203,094
BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(c)	7,025,000	7,031,277
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	9,435,000	9,920,080
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(c)	8,535,000	9,330,957
HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(c)	8,540,000	8,878,587
HSBC Finance Corp., Unsec. Sub. Global Notes, 6.68%, 01/15/21	828,000	950,776
ING Bank N.V. (Netherlands),
Sr. Unsec. Notes,
2.00%, 10/18/13(c)	4,500,000	4,506,819
3.75%, 03/07/17(c)	9,590,000	9,940,111
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	3,460,000	3,660,151

	Principal Amount	Value
Diversified Banks–(continued)
National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	$3,390,000	$3,536,550
Nordea Bank AB (Sweden),
Sr. Unsec. Notes,
4.88%, 01/27/20(c)	4,495,000	4,839,159
Series 2, Sr. Unsec. Notes,
3.70%, 11/13/14(c)	880,000	910,605
Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Global Notes, 4.75%, 01/15/20(c)	9,100,000	9,729,128
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	3,200,000	3,194,545
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(c)	11,940,000	11,974,117
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes, 3.85%, 04/27/15(c)	4,190,000	4,366,721
5.50%, 11/18/14(c)	1,140,000	1,199,045
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	8,200,000	8,550,452
Wells Fargo & Co.,
Sr. Unsec. Global Notes,
1.50%, 01/16/18	2,070,000	2,009,228
3.63%, 04/15/15	750,000	783,353
Sr. Unsec. Notes,
5.63%, 12/11/17	8,095,000	9,241,284
Unsec. Sub. Global Notes,
4.13%, 08/15/23	8,038,000	7,850,926
		158,243,605

Diversified Capital Markets–0.22%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(c)	18,085,000	18,193,509
UBS AG (Switzerland),
Sr. Unsec. Global Bank Notes,
5.88%, 12/20/17	3,022,000	3,480,465
Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	834,000	868,644
Sr. Unsec. Medium-Term Global Bank Notes, 5.75%, 04/25/18	2,414,000	2,768,740
		25,311,358

Diversified Chemicals–0.03%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 4.38%, 11/15/42	4,145,000	3,649,240

Diversified Metals & Mining–0.32%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(c)	3,185,000	3,941,060
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 1.40%, 02/13/15	5,940,000	5,946,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes,
7.13%, 07/15/28	$2,175,000	$2,652,014
9.00%, 05/01/19	5,240,000	6,721,487
Southern Copper Corp., Sr. Unsec. Global Notes,
5.25%, 11/08/42	7,260,000	5,649,061
5.38%, 04/16/20	1,170,000	1,228,394
6.75%, 04/16/40	1,695,000	1,583,580
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes,
2.05%, 10/23/15(c)	4,700,000	4,678,973
2.70%, 10/25/17(c)	4,700,000	4,580,772
		36,981,665

Diversified REIT’s–0.12%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(c)	12,535,000	13,409,956
Qatari Diar Finance Co. (Qatar), Sr. Unsec. Gtd. Notes, 5.00%, 07/21/20(c)	440,000	476,480
		13,886,436

Diversified Support Services–0.04%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	4,605,000	4,791,287

Drug Retail–0.09%
CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	8,963,587	9,840,324

Electric Utilities–0.16%
Baltimore Gas & Electric Co., Sr. Unsec. Notes, 3.35%, 07/01/23	6,220,000	6,020,121
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(c)	2,150,000	2,301,369
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(c)	600,000	615,253
Iberdrola Finance Ireland Ltd. (Spain), Sr. Unsec. Gtd. Notes, 3.80%, 09/11/14(c)	2,175,000	2,226,394
Louisville Gas & Electric Co., Sr. Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	5,525,000	5,631,841
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	1,050,000	1,176,138
PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	436,371
		18,407,487

Electrical Components & Equipment–0.07%
Eaton Corp. PLC, Sr. Unsec. Gtd. Notes, 0.95%, 11/02/15(c)	8,285,000	8,282,352

	Principal Amount	Value
Environmental & Facilities Services–0.05%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	$6,205,000	$6,349,097

Fertilizers & Agricultural Chemicals–0.03%
Monsanto Co., Sr. Unsec. Global Notes, 3.60%, 07/15/42	4,150,000	3,523,973

General Merchandise Stores–0.08%
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	9,830,000	9,528,116

Gold–0.23%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	6,045,000	6,086,026
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	4,000,000	3,404,191
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(c)	12,145,000	9,669,890
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	8,645,000	7,586,456
		26,746,563

Health Care Equipment–0.44%
Medtronic Inc., Sr. Unsec. Global Notes, 4.00%, 04/01/43	5,720,000	5,156,999
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	13,684,000	13,247,822
Volcano Corp., Sr. Unsec. Conv. Notes, 1.75%, 12/01/17	32,517,000	31,988,599
		50,393,420

Health Care Facilities–0.66%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	24,795,000	27,909,872
LifePoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	46,059,000	48,908,900
		76,818,772

Health Care Services–0.57%
Express Scripts Holding Co., Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	3,800,000	3,962,380
Medco Health Solutions Inc., Sr. Unsec. Gtd. Notes, 2.75%, 09/15/15	3,535,000	3,650,568
Omnicare Inc.,
Sr. Unsec. Gtd. Sub. Conv. Notes,
3.75%, 04/01/42	29,270,000	40,703,594
Series OCR, Sr. Unsec. Gtd. Conv. Deb., 3.25%, 12/15/15(e)	16,126,000	17,406,001
		65,722,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equity and Income Fund

	Principal Amount	Value
Homebuilding–0.08%
MDC Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	$10,130,000	$9,030,754

Hotels, Resorts & Cruise Lines–0.09%
Wyndham Worldwide Corp.,
Sr. Unsec. Notes,
2.95%, 03/01/17	1,225,000	1,242,927
5.63%, 03/01/21	8,170,000	8,752,373
		9,995,300

Housewares & Specialties–0.11%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	12,185,000	12,236,348

Hypermarkets & Super Centers–0.01%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 6.50%, 08/15/37	730,000	915,412

Industrial Conglomerates–0.04%
General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	4,445,000	5,025,347

Industrial Machinery–0.07%
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	7,940,000	8,344,714

Integrated Oil & Gas–0.14%
Chevron Corp., Sr. Unsec. Global Notes, 1.72%, 06/24/18	5,275,000	5,204,946
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/22	3,630,000	3,634,248
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.63%, 05/20/43	6,505,000	5,240,521
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	1,965,000	2,054,394
		16,134,109

Integrated Telecommunication Services–0.26%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	63,000	87,150
AT&T Inc., Sr. Unsec. Global Notes,
1.60%, 02/15/17	5,940,000	5,920,342
3.00%, 02/15/22	6,410,000	6,014,366
5.35%, 09/01/40	2,077,000	2,058,514
6.15%, 09/15/34	3,675,000	4,017,377
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	2,545,000	3,564,754
Verizon Communications, Inc.,
Sr. Unsec. Global Notes,
3.00%, 04/01/16	3,575,000	3,722,655
6.40%, 02/15/38	3,500,000	3,913,919
Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	336,000	338,022
		29,637,099

	Principal Amount	Value
Internet Software & Services–0.06%
Baidu Inc. (China), Sr. Unsec. Global Notes, 3.25%, 08/06/18	$6,700,000	$6,652,126

Investment Banking & Brokerage–1.30%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	7,880,000	8,493,150
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
5.25%, 07/27/21	5,510,000	5,886,924
6.15%, 04/01/18	10,325,000	11,688,537
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	1,350,000	1,414,700
Unsec. Sub. Global Notes,
6.75%, 10/01/37	4,585,000	4,747,482
Series C, Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/17(c)(f)	61,461,000	67,890,435
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/17(c)	6,100,000	6,570,878
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	950,000	998,680
Morgan Stanley, Sr. Unsec. Global Notes, 3.80%, 04/29/16	5,560,000	5,824,160
6.38%, 07/24/42	8,140,000	9,065,928
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	12,875,000	13,463,901
Sr. Unsec. Notes, 3.45%, 11/02/15	9,855,000	10,222,875
5.75%, 01/25/21	3,135,000	3,457,237
		149,724,887

IT Consulting & Other Services–0.00%
International Business Machines Corp., Sr. Unsec. Global Notes, 7.63%, 10/15/18	100,000	126,146

Life & Health Insurance–0.27%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	3,100,000	3,323,103
Lincoln National Corp., Sr. Unsec. Global Notes, 4.00%, 09/01/23	4,505,000	4,452,431
MetLife, Inc., Sr. Unsec. Global Notes, 4.75%, 02/08/21	3,565,000	3,865,382
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(c)	3,425,000	3,809,252
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes,
5.10%, 08/15/43	4,010,000	3,989,716
7.38%, 06/15/19	1,020,000	1,254,484
Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	5,030,000	5,412,426
Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	950,000	989,184
6.63%, 12/01/37	3,475,000	4,172,593
		31,268,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equity and Income Fund

	Principal Amount	Value
Managed Health Care–0.58%
Aetna, Inc., Sr. Unsec. Global Notes,
3.95%, 09/01/20	$9,990,000	$10,327,074
4.13%, 11/15/42	3,320,000	2,916,385
Humana Inc., Sr. Unsec. Global Notes, 4.63%, 12/01/42	3,940,000	3,507,556
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 1.63%, 03/15/19	5,805,000	5,541,583
WellPoint Inc., Sr. Unsec. Conv. Notes, 2.75%, 10/15/42(c)	34,762,000	44,712,622
		67,005,220

Movies & Entertainment–0.03%
Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	2,655,000	3,006,988

Office Electronics–0.01%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	820,000	855,162

Office REIT’s–0.05%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	5,210,000	5,475,558

Oil & Gas Drilling–0.01%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	1,150,000	1,151,832

Oil & Gas Equipment & Services–0.13%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(e)	11,911,000	15,618,299

Oil & Gas Exploration & Production–0.78%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/19	41,457,000	42,856,174
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	260,000	246,444
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes,
4.88%, 01/24/22	7,430,000	7,490,410
5.50%, 01/21/21	6,750,000	7,134,178
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	7,500,000	7,381,473
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17	24,746,000	25,148,122
XTO Energy, Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	310,000	314,692
		90,571,493

Oil & Gas Refining & Marketing–0.04%
Phillips 66, Sr. Unsec. Gtd. Global Notes, 1.95%, 03/05/15	4,760,000	4,836,812

	Principal Amount	Value
Oil & Gas Storage & Transportation–0.18%
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	$2,889,000	$3,201,977
Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	555,000	644,915
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	4,420,000	5,205,211
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	4,275,000	4,210,819
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	2,245,000	2,651,157
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	3,835,000	4,609,696
		20,523,775

Other Diversified Financial Services–1.08%
Bank of America Corp., Sr. Unsec. Global Notes,
4.10%, 07/24/23	2,450,000	2,403,727
5.75%, 12/01/17	2,825,000	3,163,681
Sr. Unsec. Medium-Term Notes, 1.25%, 01/11/16	6,465,000	6,430,614
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	10,675,000	11,917,705
Sr. Unsec. Medium-Term Notes, 7.38%, 05/15/14	315,000	329,604
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	8,140,000	9,685,462
Citigroup Inc.,
Sr. Unsec. Global Notes, 6.01%, 01/15/15	1,615,000	1,722,052
6.13%, 11/21/17	11,440,000	13,134,583
8.50%, 05/22/19	2,385,000	3,025,247
Sr. Unsec. Notes,
4.75%, 05/19/15	1,000,000	1,061,141
Unsec. Sub. Global Notes, 3.50%, 05/15/23	5,000,000	4,514,562
4.05%, 07/30/22	5,455,000	5,240,978
General Electric Capital Corp., Class C, Jr. Unsec. Sub. Global Notes, 5.25%,(d)	9,400,000	8,709,100
Series G, Sr. Unsec. Medium-Term Global Notes, 6.00%, 08/07/19	8,500,000	9,779,808
ING US Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/22	9,455,000	10,091,788
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 4.40%, 07/22/20	5,700,000	5,989,234
Sr. Unsec. Notes,
6.00%, 01/15/18	7,395,000	8,472,946
Unsec. Sub. Global Notes, 5.13%, 09/15/14	1,530,000	1,598,242
Series Q, Jr. Unsec. Sub. Global Notes, 5.15%,(d)	7,395,000	6,600,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equity and Income Fund

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	$9,445,000	$10,989,961
		124,860,472

Packaged Foods & Meats–0.13%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(c)	5,095,000	5,297,324
Mondelez International Inc., Sr. Unsec. Global Notes,
6.50%, 02/09/40	2,130,000	2,513,903
6.88%, 02/01/38	842,000	1,016,695
7.00%, 08/11/37	2,830,000	3,472,244
Sr. Unsec. Notes,
6.88%, 01/26/39	2,125,000	2,571,019
		14,871,185

Paper Products–0.03%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	2,855,000	3,104,374

Personal Products–0.01%
Avon Products Inc., Sr. Unsec. Global Notes, 2.38%, 03/15/16	1,610,000	1,625,983

Pharmaceuticals–0.59%
AbbVie Inc., Sr. Unsec. Global Notes, 1.20%, 11/06/15	18,095,000	18,193,842
Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(c)	10,574,000	11,380,267
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19	25,242,000	31,173,870
Teva Pharmaceutical Finance Co. B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.95%, 12/18/22	3,900,000	3,586,714
Zoetis Inc., Sr. Unsec. Notes, 4.70%, 02/01/43(c)	4,101,000	3,856,453
		68,191,146

Property & Casualty Insurance–0.19%
CNA Financial Corp.,
Sr. Unsec. Global Bonds, 5.88%, 08/15/20	4,915,000	5,571,254
Sr. Unsec. Notes,
7.35%, 11/15/19	425,000	516,330
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/43	4,185,000	3,937,131
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/43	6,455,000	6,389,457
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/22	5,040,000	5,172,727
		21,586,899

Railroads–0.20%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Notes, 5.15%, 09/01/43	19,380,000	19,637,795

	Principal Amount	Value
Railroads–(continued)
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	$1,750,000	$1,997,255
Sr. Unsec. Notes,
5.50%, 04/15/41	1,660,000	1,769,713
		23,404,763

Regional Banks–0.14%
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	8,845,000	9,887,895
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	5,305,000	5,886,751
		15,774,646

Retail REIT’s–0.08%
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	2,815,000	2,690,885
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(c)	5,290,000	6,293,436
		8,984,321

Semiconductor Equipment–0.53%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	33,039,000	38,263,292
Novellus Systems Inc., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 05/15/41	15,729,000	23,151,122
		61,414,414

Semiconductors–0.99%
Linear Technology Corp.,
Sr. Unsec. Conv. Notes, 3.00%, 05/01/14(c)(e)	36,420,000	38,855,587
Series A, Sr. Unsec. Conv. Global Notes, 3.00%, 05/01/14(e)	10,661,000	11,373,954
Micron Technology Inc.,
Series A, Sr. Unsec. Conv. Notes, 1.50%, 08/01/18(e)	2,977,000	4,346,420
Series E, Sr. Unsec. Conv. Notes, 1.63%, 02/15/18(c)(e)	20,548,000	28,574,563
Xilinx Inc., Jr. Unsec. Sub. Conv. Notes, 3.13%, 03/15/37(c)	20,622,000	31,036,110
		114,186,634

Soft Drinks–0.03%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 05/10/43	3,925,000	3,358,234

Sovereign Debt–0.18%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	16,505,000	18,427,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equity and Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	$1,650,000	$1,969,688
Russian Foreign Bond (Russia), Sr. Unsec. Euro Notes, 3.63%, 04/29/15(c)	800,000	834,000
		21,231,520

Specialized Finance–0.11%
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/22	3,315,000	3,234,197
Moody’s Corp., Sr. Unsec. Global Notes,, 4.50%, 09/01/22	6,835,000	6,843,289
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/22	2,550,000	2,499,004
		12,576,490

Specialized REIT’s–0.25%
American Tower Corp., Sr. Unsec. Global Notes,
3.40%, 02/15/19	7,235,000	7,238,787
4.63%, 04/01/15	2,425,000	2,537,843
Sr. Unsec. Notes,
4.50%, 01/15/18	4,620,000	4,876,144
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	6,620,000	6,859,975
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes,
2.70%, 04/01/20	4,710,000	4,452,292
4.25%, 03/01/22	2,635,000	2,634,357
		28,599,398

Specialty Properties–0.03%
EPR Properties, Sr. Unsec. Gtd. Notes, 5.25%, 07/15/23	3,800,000	3,695,940

Steel–0.46%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 10.35%, 06/01/19	7,005,000	8,308,829
Sr. Unsec. Global Notes, 4.25%, 08/05/15	8,775,000	9,048,007
6.13%, 06/01/18	390,000	403,088
7.25%, 03/01/41	2,225,000	2,017,232
United States Steel Corp., Sr. Unsec. Conv. Notes, 2.75%, 04/01/19	24,343,000	25,225,434
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes,
4.63%, 09/15/20	320,000	319,266
5.63%, 09/15/19	4,655,000	5,004,085
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	4,075,000	3,413,903
		53,739,844

Thrifts & Mortgage Finance–0.41%
MGIC Investment Corp., Sr. Unsec. Conv. Notes,
2.00%, 04/01/20	4,060,000	5,125,750
5.00%, 05/01/17	20,997,000	22,939,223

	Principal Amount	Value
Thrifts & Mortgage Finance–(continued)
Radian Group Inc., Sr. Unsec. Conv. Notes,
2.25%, 03/01/19	$4,063,000	$5,830,405
3.00%, 11/15/17	10,019,000	13,920,148
		47,815,526

Tobacco–0.01%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	715,000	759,721

Trucking–0.10%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/16(c)	7,435,000	7,564,810
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	4,030,000	4,152,802
		11,717,612

Wireless Telecommunication Services–0.20%
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes, 4.38%, 07/16/42	6,610,000	5,202,630
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/16	4,450,000	4,521,265
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes,
3.21%, 08/15/15(c)	5,095,000	5,246,855
6.11%, 01/15/20(c)	2,565,000	2,917,688
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	6,080,000	5,306,516
		23,194,954
Total Bonds and Notes (Cost $2,099,138,642)		2,295,020,028

U.S. Treasury Securities–6.56%
U.S. Treasury Bills–0.02%
0.09%, 05/01/14(g)(h)	425,000	424,801
0.10%, 05/01/14(g)(h)	200,000	199,907
0.11%, 05/01/14(g)(h)	1,500,000	1,499,299
		2,124,007

U.S. Treasury Bonds–0.61%
8.00%, 11/15/21	3,557,000	5,033,412
3.13%, 11/15/41	1,400,000	1,258,315
3.00%, 05/15/42	22,475,000	19,627,990
2.88%, 05/15/43	53,065,000	44,900,268
		70,819,985

U.S. Treasury Notes–5.93%
1.50%, 12/31/13	28,000,000	28,131,706
1.75%, 03/31/14	12,000,000	12,112,847
2.63%, 07/31/14	95,125,000	97,254,839
2.38%, 10/31/14	206,415,000	211,652,032
2.13%, 11/30/14	77,385,000	79,227,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equity and Income Fund

	Principal Amount	Value
U.S. Treasury Notes–(continued)
2.25%, 01/31/15	$19,650,000	$20,197,922
2.50%, 03/31/15	495,000	511,978
2.13%, 05/31/15	4,445,000	4,581,521
2.00%, 04/30/16	17,445,000	18,065,510
1.75%, 05/31/16	950,000	977,114
0.88%, 04/30/17	2,000,000	1,982,454
0.63%, 05/31/17	4,410,000	4,323,086
1.38%, 07/31/18	44,421,000	43,947,276
1.25%, 01/31/19	23,000,000	22,381,189
3.63%, 08/15/19	58,350,000	63,938,322
3.38%, 11/15/19	20,000,000	21,653,041
2.63%, 11/15/20	6,500,000	6,653,432
2.50%, 08/15/23	49,265,000	48,090,059
		685,682,096
Total U.S. Treasury Securities (Cost $752,013,142)		758,626,088

	Shares
Preferred Stocks–1.51%
Diversified Banks–0.10%
Wells Fargo & Co., 5.85% Pfd.	486,600	11,756,256

Health Care Facilities–0.29%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	27,000	33,588,000

Health Care Services–0.21%
Omnicare Capital Trust II, Series B, $2.00 Jr. Unsec. Sub. Gtd. Conv. Pfd.	356,855	24,144,809

Oil & Gas Storage & Transportation–0.45%
El Paso Energy Capital Trust I, $2.38, Jr. Unsec. Sub. Gtd. Conv. Pfd.	875,900	51,441,607

Regional Banks–0.46%
KeyCorp, Series A, $7.75 Conv. Pfd.	427,098	53,391,521
Total Preferred Stocks (Cost $128,532,081)		174,322,193

	Principal Amount
U.S. Government Sponsored Agency Securities–1.07%
Federal Home Loan Mortgage Corp. (FHLMC)–0.63%
Sr. Unsec. Global Notes, 3.00%, 07/28/14	$23,700,000	24,301,574
6.75%, 03/15/31	7,000,000	9,437,676
Unsec. Global Notes, 4.88%, 06/13/18	33,680,000	38,448,456
		72,187,706

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–0.44%
Sr. Unsec. Global Bonds, 6.63%, 11/15/30	$6,315,000	$8,426,230
Sr. Unsec. Global Notes, 2.88%, 12/11/13	600,000	604,456
4.38%, 10/15/15	38,850,000	42,018,868
		51,049,554
Total U.S. Government Sponsored Agency Securities (Cost $121,811,204)		123,237,260

Municipal Obligations–0.10%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J);
Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	2,600,000	2,719,158
Series 2010, Build America RB, 6.66%, 04/01/57	4,980,000	5,178,104
Texas (State of) Transportation Commission; Series 2010 B, Taxable First Tier Build America RB, 5.03%, 04/01/26	3,450,000	3,771,092
Total Municipal Obligations (Cost $11,090,528)		11,668,354

Asset-Backed Securities–0.00%
Nomura Asset Acceptance Corp., Series 2005 AR1, Floating Rate Pass Through Ctfs., 0.46%, 02/25/35 (Cost $1,315)(i)	1,315	1,319

U.S. Government Sponsored Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 6.50%, 05/01/29	3	3
5.50%, 02/01/37	204	220
		223

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 7.00%, 07/01/18 to 07/01/32	87,724	97,520
5.50%, 03/01/21	192	209
8.00%, 08/01/21	4,720	5,161
		102,890

Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs., 8.00%, 04/15/26 to 01/20/31	39,608	43,294
7.50%, 12/20/30	2,879	3,472
		46,766
Total U.S. Government Sponsored Mortgage–Backed Securities (Cost $140,153)		149,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equity and Income Fund

	Shares	Value
Money Market Funds–3.33%
Liquid Assets Portfolio–Institutional Class(j)	192,493,470	$192,493,470
Premier Portfolio–Institutional Class(j)	192,493,469	192,493,469
Total Money Market Funds (Cost $384,986,939)		384,986,939
TOTAL INVESTMENTS–99.81% (Cost $9,522,804,568)		11,535,704,421
OTHER ASSETS LESS LIABILITIES–0.19%		21,606,965
NET ASSETS–100.00%		$11,557,311,386

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2013 was $546,688,728, which represented 4.73% of the Fund’s Net Assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Each unit represents one common share and one trust share.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2013.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $9,137,817,629)	$11,150,717,482
Investments in affiliated money market funds, at value and cost	384,986,939
Total investments, at value (Cost $9,522,804,568)	11,535,704,421
Foreign currencies, at value (Cost $242,723)	242,237
Receivable for:
Variation margin	67,320
Fund shares sold	16,652,292
Dividends and interest	44,211,792
Foreign currency contracts outstanding	1,610,577
Investment for trustee deferred compensation and retirement plans	268,684
Other assets	157,391
Total assets	11,598,914,714

Liabilities:
Payable for:
Investments purchased	17,700,854
Fund shares reacquired	13,404,121
Accrued fees to affiliates	8,833,411
Accrued trustees’ and officers’ fees and benefits	31,024
Accrued other operating expenses	462,217
Trustee deferred compensation and retirement plans	1,171,701
Total liabilities	41,603,328
Net assets applicable to shares outstanding	$11,557,311,386

Net assets consist of:
Shares of beneficial interest	$9,092,298,449
Undistributed net investment income	55,604,360
Undistributed net realized gain	395,029,546
Net unrealized appreciation	2,014,379,031
$11,557,311,386

Net Assets:
Class A	$8,752,699,794
Class B	$570,145,892
Class C	$1,284,224,507
Class R	$193,609,968
Class Y	$477,206,912
Class R5	$241,539,947
Class R6	$37,884,366

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	839,508,139
Class B	55,786,627
Class C	125,078,424
Class R	18,497,544
Class Y	45,755,096
Class R5	23,147,354
Class R6	3,631,883
Class A:
Net asset value per share	$10.43
Maximum offering price per share
(Net asset value of $10.43 ÷ 94.50%)	$11.04
Class B:
Net asset value and offering price per share	$10.22
Class C:
Net asset value and offering price per share	$10.27
Class R:
Net asset value and offering price per share	$10.47
Class Y:
Net asset value and offering price per share	$10.43
Class R5:
Net asset value and offering price per share	$10.43
Class R6:
Net asset value and offering price per share	$10.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $1,092,251)	$174,072,526
Dividends from affiliated money market funds	406,892
Interest	105,038,339
Total investment income	279,517,757

Expenses:
Advisory fees	39,080,641
Administrative services fees	811,447
Custodian fees	301,810
Distribution fees:
Class A	20,729,091
Class B	6,683,845
Class C	12,030,658
Class R	910,338
Transfer agent fees — A, B, C, R and Y	17,356,933
Transfer agent fees — R5	224,915
Transfer agent fees — R6	2,191
Trustees’ and officers’ fees and benefits	378,809
Other	1,453,858
Total expenses	99,964,536
Less: Fees waived and expense offset arrangement(s)	(585,944)
Net expenses	99,378,592
Net investment income	180,139,165

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $495,804)	607,472,419
Foreign currencies	23,674
Foreign currency contracts	(2,438,507)
Futures contracts	5,576,895
Option contracts written	288,511
610,922,992
Change in net unrealized appreciation (depreciation) of:
Investment securities	980,332,001
Foreign currencies	(3,856)
Foreign currency contracts	5,263,077
Futures contracts	967,266
986,558,488
Net realized and unrealized gain	1,597,481,480
Net increase in net assets resulting from operations	$1,777,620,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$180,139,165	$209,123,341
Net realized gain	610,922,992	106,070,128
Change in net unrealized appreciation	986,558,488	934,736,730
Net increase in net assets resulting from operations	1,777,620,645	1,249,930,199

Distributions to shareholders from net investment income:
Class A	(177,192,280)	(152,150,003)
Class B	(9,850,781)	(16,509,929)
Class C	(16,986,784)	(14,510,005)
Class R	(3,445,076)	(3,178,686)
Class Y	(10,171,497)	(8,610,039)
Class R5	(5,604,640)	(4,674,921)
Class R6	(1,344,016)	—
Total distributions from net investment income	(224,595,074)	(199,633,583)

Share transactions–net:
Class A	(291,238,977)	(802,662,360)
Class B	(266,029,232)	(358,776,295)
Class C	(40,820,681)	(175,219,330)
Class R	(8,690,407)	(23,670,724)
Class Y	9,342,497	(47,889,519)
Class R5	(29,202,753)	59,177,309
Class R6	29,344,576	—
Net increase (decrease) in net assets resulting from share transactions	(597,294,977)	(1,349,040,919)
Net increase (decrease) in net assets	955,730,594	(298,744,303)

Net assets:
Beginning of year	10,601,580,792	10,900,325,095
End of year (includes undistributed net investment income of $55,604,360 and $53,000,204, respectively)	$11,557,311,386	$10,601,580,792

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

22                         Invesco Equity and Income Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

23                         Invesco Equity and Income Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss)

24                         Invesco Equity and Income Fund

on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Written — The Fund may write covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $569,348.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

25                         Invesco Equity and Income Fund

For the year ended August 31, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $1,843,457 in front-end sales commissions from the sale of Class A shares and $6,858, $376,011 and $22,214 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2013, the Fund incurred $43,912 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,313,413,493	$33,588,000	$—	$8,347,001,493
U.S. Treasury Securities	—	758,626,088	—	758,626,088
Corporate Debt Securities	—	2,273,788,508	—	2,273,788,508
U.S. Government Sponsored Securities	—	123,387,139	—	123,387,139
Asset-Backed Securities	—	1,319	—	1,319
Municipal Obligations	—	11,668,354	—	11,668,354
Foreign Government Debt Securities	—	21,231,520	—	21,231,520
	$8,313,413,493	$3,222,290,928	$—	$11,535,704,421
Foreign Currency Contracts*	—	1,610,577	—	1,610,577
Futures*	(132,057)	—	—	(132,057)
Total Investments	$8,313,281,436	$3,223,901,505	$—	$11,537,182,941

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$2,044,332	$(433,755)
Interest rate risk
Futures contracts(b)	—	(132,057)
Total	$2,044,332	$(565,812)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

26                         Invesco Equity and Income Fund

Effect of Derivative Investments for the year ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Foreign Currency Contracts*	Options*
Realized Gain (Loss)
Currency risk	$—	$(2,438,507)	$—
Equity risk	—	—	288,511
Interest rate risk	5,576,895	—	—
Change in Unrealized Appreciation
Currency risk	—	5,263,077	—
Interest rate risk	967,266	—	—
Total	$6,544,161	$2,824,570	$288,511

*	The average notional value of futures contracts, foreign currency contracts and option contracts written outstanding during the period was $287,637,319, $297,293,467 and $8,138,650, respectively.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/27/13	State Street	CAD	50,103,466	USD	47,647,250	$47,533,338	$113,912
09/27/13	Bank of New York	CAD	55,378,357	USD	52,681,587	52,537,647	143,940
09/27/13	Bank of New York	CHF	33,689,820	USD	36,713,948	36,215,924	498,024
09/27/13	State Street	CHF	40,173,270	USD	43,751,961	43,185,511	566,450
09/27/13	Bank of New York	EUR	24,898,278	USD	33,331,698	32,909,677	422,021
09/27/13	State Street	GBP	62,034,224	USD	96,410,799	96,110,814	299,985
09/27/13	State Street	ILS	189,265,918	USD	51,789,826	52,223,581	(433,755)
							$1,610,577

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling

ILS	– Israeli Shekel
USD	– U.S. Dollar

Open Futures Contracts
Short Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	841	December-2013	$(100,650,618)	$(100,321)
U.S. Treasury 10 Year Notes	648	December-2013	(80,534,250)	(31,736)
Total				$(132,057)

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	17,554	1,234,099
Closed	(2,814)	(342,794)
Expired	(14,740)	(891,305)
End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2013, the Fund engaged in securities purchases of $8,058,423 and securities sales of $1,801,148, which resulted in net realized gains of $495,804.

27                         Invesco Equity and Income Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $16,596.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$224,595,074	$199,633,583

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$102,086,238
Undistributed long-term gain	455,743,294
Net unrealized appreciation — investments	1,965,221,779
Net unrealized appreciation — other investments	658
Temporary book/tax differences	(7,039,123)
Capital loss carryforward	(50,999,909)
Shares of beneficial interest	9,092,298,449
Total net assets	$11,557,311,386

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits and deferred straddle losses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

28                         Invesco Equity and Income Fund

The Fund utilized $47,193,704 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$40,907,811	$—	$40,907,811
August 31, 2017	10,092,098	—	10,092,098
	$50,999,909	$—	$50,999,909

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $2,600,016,031 and $3,016,172,227, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $180,027,479 and $292,779,288, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,073,985,344
Aggregate unrealized (depreciation) of investment securities	(108,763,565)
Net unrealized appreciation of investment securities	$1,965,221,779

Cost of investments for tax purposes is $9,570,482,642.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums and contingent payment debt instruments, on August 31, 2013, undistributed net investment income was increased by $47,060,065, undistributed net realized gain was decreased by $46,777,314 and shares of beneficial interest was decreased by $282,751. This reclassification had no effect on the net assets of the Fund.

29                         Invesco Equity and Income Fund

NOTE 12—Share Information

	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	87,700,842	$873,364,044	76,632,228	$653,647,850
Class B	823,802	8,051,441	1,051,815	8,808,659
Class C	12,109,400	121,759,085	4,887,236	41,102,265
Class R	4,574,200	45,460,476	5,932,415	50,391,223
Class Y	16,892,433	170,702,836	14,695,711	126,331,806
Class R5	6,739,690	64,982,296	12,294,259	102,222,163
Class R6(b)	10,147,759	98,261,438	—	—

Issued as reinvestment of dividends:
Class A	17,150,441	163,264,966	16,520,442	139,372,643
Class B	995,825	9,235,728	1,873,608	15,474,345
Class C	1,579,331	14,763,683	1,539,047	12,778,414
Class R	352,640	3,369,248	375,128	3,178,004
Class Y	997,253	9,485,943	968,129	8,164,860
Class R5	540,105	5,162,156	552,439	4,674,451
Class R6	138,720	1,344,016	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	17,617,079	173,428,532	24,192,716	206,655,020
Class B	(17,961,899)	(173,428,532)	(24,426,071)	(206,655,020)

Reacquired:
Class A	(154,007,991)	(1,501,296,519)	(211,560,965)	(1,802,337,873)
Class B	(11,491,060)	(109,887,869)	(21,248,100)	(176,404,279)
Class C	(18,523,803)	(177,343,449)	(27,306,094)	(229,100,009)
Class R	(5,914,742)	(57,520,131)	(8,960,324)	(77,239,951)
Class Y	(17,512,155)	(170,846,282)	(21,766,458)	(182,386,185)
Class R5	(10,465,023)	(99,347,205)	(5,547,204)	(47,719,305)
Class R6	(6,654,596)	(70,260,878)	—	—
Net increase (decrease) in share activity	(64,171,749)	$(597,294,977)	(159,300,043)	$(1,349,040,919)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

30                         Invesco Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 08/31/13	$9.05	$0.17	$1.42	$1.59	$(0.21)	$—	$(0.21)	$10.43	17.80	%(c)	$8,752,700	0.78	%(d)	0.79	%(d)	1.74	%(d)	26%
Year ended 08/31/12	8.19	0.17	0.85	1.02	(0.16)	—	(0.16)	9.05	12.67	(c)	7,878,694	0.80		0.81		2.05		21
Year ended 08/31/11	7.53	0.15	0.66	0.81	(0.15)	—	(0.15)	8.19	10.78	(c)	7,908,623	0.81		0.81		1.74		22
Eight months ended 08/31/10	7.79	0.10	(0.28)	(0.18)	(0.08)	—	(0.08)	7.53	(2.40	)(c)	7,560,462	0.78	(e)	0.78	(e)	1.89	(e)	24
Year ended 12/31/09	6.45	0.15	1.34	1.49	(0.15)	—	(0.15)	7.79	23.51	(f)	8,395,716	0.82		0.82		2.15		78
Year ended 12/31/08	8.84	0.20	(2.36)	(2.16)	(0.22)	(0.01)	(0.23)	6.45	(24.78	)(f)	8,214,093	0.79		0.79		2.59		56
Class B
Year ended 08/31/13	8.87	0.09	1.39	1.48	(0.13)	—	(0.13)	10.22	16.90	(c)	570,146	1.53	(d)	1.54	(d)	0.99	(d)	26
Year ended 08/31/12	8.04	0.15	0.83	0.98	(0.15)	—	(0.15)	8.87	12.36	(c)	739,631	1.02		1.56		1.83		21
Year ended 08/31/11	7.39	0.14	0.65	0.79	(0.14)	—	(0.14)	8.04	10.69	(c)(g)	1,014,527	0.84	(g)	0.98	(g)	1.71	(g)	22
Eight months ended 08/31/10	7.64	0.09	(0.27)	(0.18)	(0.07)	—	(0.07)	7.39	(2.40	)(c)(g)	1,278,734	0.91	(e)(g)	0.91	(e)(g)	1.76	(e)(g)	24
Year ended 12/31/09	6.33	0.14	1.32	1.46	(0.15)	—	(0.15)	7.64	23.48	(h)(i)	1,594,135	0.82	(i)	0.82	(i)	2.16	(i)	78
Year ended 12/31/08	8.68	0.20	(2.32)	(2.12)	(0.22)	(0.01)	(0.23)	6.33	(24.78	)(h)(i)	1,693,758	0.79	(i)	0.79	(i)	2.59	(i)	56
Class C
Year ended 08/31/13	8.91	0.10	1.40	1.50	(0.14)	—	(0.14)	10.27	16.95	(c)	1,284,225	1.53	(d)	1.54	(d)	0.99	(d)	26
Year ended 08/31/12	8.07	0.11	0.83	0.94	(0.10)	—	(0.10)	8.91	11.77	(c)(j)	1,157,325	1.54	(j)	1.54	(j)	1.31	(j)	21
Year ended 08/31/11	7.42	0.09	0.65	0.74	(0.09)	—	(0.09)	8.07	9.95	(c)(j)	1,216,936	1.54	(j)	1.54	(j)	1.01	(j)	22
Eight months ended 08/31/10	7.68	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)	7.42	(2.81	)(c)(j)	1,211,089	1.52	(e)(j)	1.52	(e)(j)	1.15	(e)(j)	24
Year ended 12/31/09	6.36	0.09	1.33	1.42	(0.10)	—	(0.10)	7.68	22.63	(i)(k)	1,375,516	1.56	(i)	1.56	(i)	1.40	(i)	78
Year ended 12/31/08	8.72	0.14	(2.32)	(2.18)	(0.17)	(0.01)	(0.18)	6.36	(25.33	)(i)(k)	1,340,367	1.50	(i)	1.50	(i)	1.88	(i)	56
Class R
Year ended 08/31/13	9.08	0.15	1.43	1.58	(0.19)	—	(0.19)	10.47	17.57	(c)	193,610	1.03	(d)	1.04	(d)	1.49	(d)	26
Year ended 08/31/12	8.23	0.15	0.85	1.00	(0.15)	—	(0.15)	9.08	12.23	(c)	176,940	1.05		1.06		1.80		21
Year ended 08/31/11	7.57	0.13	0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	(c)	182,135	1.06		1.06		1.49		22
Eight months ended 08/31/10	7.83	0.09	(0.28)	(0.19)	(0.07)	—	(0.07)	7.57	(2.51	)(c)	172,143	1.03	(e)	1.03	(e)	1.64	(e)	24
Year ended 12/31/09	6.48	0.13	1.35	1.48	(0.13)	—	(0.13)	7.83	23.25	(l)	169,713	1.07		1.07		1.88		78
Year ended 12/31/08	8.87	0.18	(2.36)	(2.18)	(0.20)	(0.01)	(0.21)	6.48	(24.89	)(l)	148,399	1.04		1.04		2.35		56
Class Y(m)
Year ended 08/31/13	9.05	0.20	1.41	1.61	(0.23)	—	(0.23)	10.43	18.10	(c)	477,207	0.53	(d)	0.54	(d)	1.99	(d)	26
Year ended 08/31/12	8.20	0.20	0.84	1.04	(0.19)	—	(0.19)	9.05	12.83	(c)	410,600	0.55		0.56		2.30		21
Year ended 08/31/11	7.54	0.17	0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	(c)	422,009	0.56		0.56		1.99		22
Eight months ended 08/31/10	7.79	0.11	(0.28)	(0.17)	(0.08)	—	(0.08)	7.54	(2.15	)(c)	414,203	0.53	(e)	0.53	(e)	2.15	(e)	24
Year ended 12/31/09	6.45	0.16	1.35	1.51	(0.17)	—	(0.17)	7.79	23.82	(n)	530,010	0.57		0.57		2.34		78
Year ended 12/31/08	8.84	0.22	(2.36)	(2.14)	(0.24)	(0.01)	(0.25)	6.45	(24.60	)(n)	358,154	0.54		0.54		2.85		56
Class R5
Year ended 08/31/13	9.05	0.20	1.42	1.62	(0.24)	—	(0.24)	10.43	18.17	(c)	241,540	0.47	(d)	0.48	(d)	2.05	(d)	26
Year ended 08/31/12	8.20	0.21	0.84	1.05	(0.20)	—	(0.20)	9.05	12.96	(c)	238,392	0.44		0.44		2.41		21
Year ended 08/31/11	7.54	0.19	0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	(c)	156,096	0.39		0.39		2.16		22
Eight months ended 08/31/10(o)	7.59	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)	7.54	(0.13	)(c)	63,598	0.45	(e)	0.45	(e)	1.79	(e)	24
Class R6
Year ended 08/31/13(o)	9.27	0.21	1.14	1.35	(0.19)	—	(0.19)	10.43	14.81	(c)	37,884	0.37	(d)(e)	0.38	(d)(e)	2.15	(d)(e)	26

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011 the portfolio turnover calculation excludes the value of securities purchased of $602,192,170 and sold of $70,835,642 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced Fund and Invesco Basic Balanced into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,298,275, $668,384, $1,203,066, $182,068, $424,384, $224,911 and $61,545 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% and 0.38% for the year ended August 31, 2011 and eight months ended August 31, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.97% and 0.99% for the years ended August 31, 2012, August 31, 2011 and the eight months ended August 31, 2010, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	On June 1, 2010, Class I shares of Van Kampen Equity and Income Fund were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

31                         Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

32                         Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,078.30	$4.14	$1,021.22	$4.02	0.79%
B	1,000.00	1,073.50	8.05	1,017.44	7.83	1.54
C	1,000.00	1,074.30	8.05	1,017.44	7.83	1.54
R	1,000.00	1,076.60	5.44	1,019.96	5.30	1.04
Y	1,000.00	1,079.60	2.83	1,022.48	2.75	0.54
R5	1,000.00	1,079.90	2.52	1,022.79	2.45	0.48
R6	1,000.00	1,079.40	1.99	1,023.29	1.94	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33                         Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equity and Income Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of

34                         Invesco Equity and Income Fund

Class A shares of the Fund was in the third quintile of the performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective advisory fee rate was below the effective advisory fee rate of one mutual fund advised by Invesco Advisers and below the total account level fee of two mutual funds sub-advised by Invesco Advisers with investment strategies comparable to those of the Fund.

Other than the mutual funds described above, the Board noted that Invesco Advisers and its affiliates do not advise other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

35                         Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	74.78%
Corporate Dividends Received Deduction*	67.86%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36                         Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equity and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 VK-EQI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2013

Invesco Floating Rate Fund Nasdaq: A: AFRAX ■ C: AFRCX ■ R: AFRRX ■ Y: AFRYX ■ R5: AFRIX ■ R6: AFRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

    Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1   Source: Reuters

2                          Invesco Floating Rate Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

    The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent

Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

    The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

    The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

    As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Class A shares of Invesco Floating Rate Fund, at net asset value (NAV), returned 6.97%, outperforming the Fund’s style-specific benchmark, the Credit Suisse Leveraged Loan Index, which returned 6.66%. The Fund invests in lower rated fixed income instruments, primarily senior secured corporate loans.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.97%
Class C Shares	6.45
Class R Shares	6.57
Class Y Shares	7.10
Class R5 Shares	7.26
Class R6 Shares*	7.31
Barclays U.S. Aggregate Index ‚ (Broad Market Index)	-2.47
CS Leveraged Loan Index¡ (Style-Specific Index)	6.66
Lipper Loan Participation Funds Classification Average♦ (Peer Group)	5.98

Source(s):	‚Invesco, Barclays via FactSet Research Systems Inc.; ¡Invesco, Bloomberg L.P.;
♦Lipper Inc.
*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We seek total return, comprised of current income and capital appreciation, by investing primarily in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments. Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include direct operating experience in managing a business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include a company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.

Portfolio Composition
By credit quality†
Baa2	0.5%
Baa3	2.4
Ba1	3.7
Ba2	11.2
Ba3	24.6
B1	30.7
B2	13.2
B3	3.3
Caa1	3.1
Caa2	0.5
Caa3	0.4
Not Rated	6.0
Equity	0.4

†	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthi-ness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Not Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

Top 10 Issuers*

1. Clear Channel Communications, Inc.	1.9%
2. Asurion LLC	1.8
3. Nuveen Investments, Inc.	1.1
4. Alpha Topco Ltd.	1.1
5. Weight Watchers International, Inc.	1.1
6. Calpine Corp.	1.1
7. H.J. Heinz Co.	1.1
8. Avaya, Inc.	1.1
9. Realogy Corp.	1.0
10. First Data Corp.	1.0

Total Net Assets	$2.1 billion

Total Number of Holdings*	614

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include a firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine a firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirement of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.
■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.

    We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with firms and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

During the fiscal year covered by this report, the senior secured loan market was generally steady in terms of price volatility on both a relative and absolute level. Additionally, throughout the reporting period, prices generally rose until the preponderance of loans were trading at or near par, levels which the leveraged loan market had not seen since the first half of 2007. Furthermore, while the performance of loans continued to correlate with equities and other high risk assets, loans were meaningfully less volatile; this was particularly true during the months of May and June, when interest rates rose at the long end of the yield curve. Some of the decrease in loan volatility was a function of a generally benign credit environment and a low default rate.

4                          Invesco Floating Rate Fund

    Additionally, strong technical demand for loans dampened any downward price pressure. Demand for senior secured loans was driven chiefly by investors’ concerns about rising interest rates. This demand principally came from:

■	Collateralized loan obligation issuance, which, during the reporting period, was the strongest since 2007, with total inflows of $81.8 billion from September of 2012 through August of 2013.[1]
■	Retail inflows, which, during the same period, totaled $57.7 billion.[1]
■	Institutional demand.

    Corporate issuers in the senior secured loan market have benefited from robust capital markets since 2009, and during that time, issuers have maintained generally good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. The default rate rose slightly from the 2011 low, but at the close of the reporting period, loan defaults remained comfortably below historical averages.

    We managed the Fund with a view toward taking advantage of what appeared to be an expanding (albeit slowly) economy, fewer corporate restructurings, and strong demand for floating rate assets from investors concerned about how rising interest rates would affect the market value of longer dated fixed income investments.

    As part of the Fund’s investment strategy, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe loans are overbought and increasing risk when we believe loans are oversold. The Fund benefited from some of the newer primary deals which exhibited low volatility during the reporting period and were sold at prices that offered, in our opinion, above-market returns for the associated risk. On an industry basis, the Fund benefited from its housing and telecommunication services holdings, and our allocation to structured products also contributed positively to Fund performance.

    At the close of the reporting period, we believed fundamentals remained favorable for bank loans, with corporate balance sheets generally healthy and default rates below 2%.2 We favored B-rated loans, but as secondary prices for B-rated loans rose, we rebalanced the portfolio by increasing our allocation to BB-rated loans.3 Additionally, we slightly reduced our holdings of high yield bonds in the portfolio to a level that we believed was below that of many of our peers. At the close of the reporting period, we believed the portfolio incorporated an appropriate mix of caution and aggressiveness, given the current environment.

    As always, we appreciate your continued participation in Invesco Floating Rate Fund.

1	Source: Standard & Poor’s Financial Services LLC
2	Source: Credit Suisse
3	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Not Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Tom Ewald Portfolio manager, is lead manager of Invesco Floating Rate Fund. He joined Invesco in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Greg Stoeckle Portfolio manager and chief investment officer of Invesco’s global senior loan investments team, is manager of Invesco Floating
Rate Fund. He joined Invesco in 1999. Mr. Stoeckle earned a BS in applied math and economics from Ursinus College and an MBA in finance from Saint Joseph’s University.

5                          Invesco Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. The majority of the Fund’s assets is likely to be invested in loans and securities that are less liquid than those traded on national exchanges. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The CS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvest-ment-grade loans.
■	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Floating Rate Fund

Average Annual Total Returns

As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.21%
10 Years	4.16
5 Years	4.73
1 Year	4.28

Class C Shares
Inception (3/31/00)	3.58%
10 Years	3.95
5 Years	4.67
1 Year	5.45

Class R Shares
10Years	4.24%
5 Years	4.99
1 Year	6.57

Class Y Shares
10 Years	4.51%
5 Years	5.44
1 Year	7.10

Class R5 Shares
10 Years	4.67%
5 Years	5.59
1 Year	7.26

Class R6 Shares
10 Years	4.45%
5 Years	5.31
1 Year	7.31

On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class A shares prior to that date is that of the Closed-End Fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares. The Closed-End Fund’s B-share performance reflects any applicable fee waivers or expense reimbursements.

     On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class C shares prior to that date is that of the Closed-End Fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares. The Closed-End Fund’s C-share performance reflects any applicable fee waivers or expense reimbursements.

    Class R shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns

As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.18%
10 Years	4.12
5 Years	4.24
1 Year	5.39

Class C Shares
Inception (3/31/00)	3.55%
10 Years	3.90
5 Years	4.19
1 Year	6.48

Class R Shares
10 Years	4.22%
5 Years	4.54
1 Year	7.86

Class Y Shares
10 Years	4.48%
5 Years	4.98
1 Year	8.41

Class R5 Shares
10 Years	4.64%
5 Years	5.12
1 Year	8.57

Class R6 Shares
10 Years	4.41%
5 Years	4.83
1 Year	8.42

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.11%, 1.61%, 1.36%, 0.86%, 0.77% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                          Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a closed-end fund to an open-end fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the closed-end fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the closed-end fund.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■	Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Industry focus risk. To the extent a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AFRAX
Class C Shares	AFRCX
Class R Shares	AFRRX
Class Y Shares	AFRYX
Class R5 Shares	AFRIX
Class R6 Shares	AFRFX

8                          Invesco Floating Rate Fund

Schedule of Investments

August 31, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–90.80%(a)(b)
Aerospace & Defense–2.09%
Atlantic Aviation FBO Inc., Term Loan	3.25%	06/01/20	$2,118	$2,107,749
Aveos Fleet Performance Inc. (Canada), PIK Second Lien Term Loan(c)(d)(e)	0.00%	03/12/15	667	260,029
Booz Allen Hamilton Inc., Term Loan B	3.75%	07/31/19	6,559	6,581,246
CAMP International Holding Company, First Lien Term Loan	5.25%	05/31/19	2,678	2,709,991
DAE Aviation Holdings, Inc.,
Term Loan B-1	6.25%	10/29/18	3,200	3,240,068
Term Loan B-2	6.25%	11/02/18	1,451	1,468,831
IAP Worldwide Services, First Lien Term Loan	10.00%	12/31/15	3,985	2,191,666
Landmark U.S. Holdings LLC,
First Lien Term Loan	5.75%	10/25/19	2,255	2,274,780
Canadian Term Loan	5.75%	10/25/19	191	192,778
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18	1,897	1,888,302
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18	1,925	1,939,867
Sequa Corp., Term Loan	5.25%	06/19/17	2,859	2,880,228
Transdigm Inc., Term Loan C	3.75%	02/28/20	16,101	16,124,899
				43,860,434

Air Transport–1.56%
American Airlines, Inc., Term Loan B	4.75%	06/27/19	8,742	8,659,868
Delta Air Lines, Inc.,
Revolver Loan(f)	—	10/18/17	1,145	1,058,993
Revolver Loan(g)	0.00%	04/20/16	7,785	7,395,779
Revolver Term Loan B-1	4.00%	10/18/18	5,213	5,238,977
United Continental Holdings, Inc., Term Loan B	4.00%	04/01/19	1,846	1,853,436
US Airways, Inc., Term Loan B-2	3.50%	11/23/16	8,698	8,696,360
				32,903,413

Automotive–2.98%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/20	1,715	1,719,171
August U.S. Holding Company, Inc.,
First Lien Term Loan B-1 (Acquired 05/03/12-06/24/13; Cost $1,300,125)	5.00%	04/27/18	1,303	1,304,443
Second Lien Term Loan	10.50%	04/29/19	256	259,059
Second Lien Term Loan	10.50%	04/29/19	84	84,824
Term Loan B-1 (Acquired 05/03/12-06/24/13; Cost $1,642,845)	5.00%	04/27/18	1,644	1,645,847
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	1,815	1,751,642
BBB Industries, LLC, Term Loan	5.50%	03/27/19	2,607	2,616,580
Federal-Mogul Corp.,
Term Loan B	2.13%	12/29/14	4,770	4,663,275
Term Loan C	2.13%	12/28/15	1,109	1,084,215
Goodyear Tire & Rubber Co., Second Lien Term Loan	4.75%	04/30/19	2,569	2,588,968
Hertz Corp. (The),
LOC (Acquired 03/14/11; Cost $542,587)	3.75%	03/09/18	552	550,210
Term Loan B-1	3.75%	03/12/18	908	911,037
Term Loan B-2	3.00%	03/11/18	905	907,473
KAR Auction Services, Inc., Term Loan	3.75%	05/19/17	6,053	6,092,398
Key Safety Systems, Inc., Term Loan	4.75%	05/09/18	3,921	3,966,964
Keystone Automotive Operations, Inc., First Lien Term Loan	7.00%	08/15/19	2,225	2,235,706
Metaldyne, LLC, Term Loan	5.00%	12/18/18	3,059	3,088,341
Pinafore, LLC, Term Loan B-2	3.75%	09/29/16	44	44,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive–(continued)
Schaeffler AG (Germany), Term Loan C	4.25%	01/27/17	$8,294	$8,330,380
TI Group Automotive Systems, L.L.C., Term Loan	5.50%	03/27/19	7,823	7,862,566
Tower Automotive Holdings USA, LLC, Term Loan	4.75%	04/23/20	6,937	6,984,421
Transtar Holding Company,
First Lien Term Loan	5.50%	10/09/18	3,345	3,375,680
Second Lien Term Loan	9.75%	10/09/19	524	534,811
				62,602,349

Beverage and Tobacco–0.26%
DS Waters of America, Inc., Term Loan B	5.25%	08/30/20	2,368	2,343,986
North American Breweries Holdings, LLC, Term Loan	7.50%	12/11/18	3,151	3,182,612
				5,526,598

Building & Development–2.65%
ABC Supply Co., Inc., Term Loan B	3.50%	04/16/20	4,700	4,683,867
Building Materials Holding Corp., PIK Second Lien Term Loan(e)	8.00%	01/05/15	5,782	5,695,427
Capital Automotive L.P.,
Second Lien Term Loan	6.00%	04/30/20	2,668	2,741,610
Term Loan B-1	4.00%	04/10/19	7,190	7,238,037
CBRE Services, Inc., Term Loan B	2.94%	03/29/21	1,348	1,350,040
CPG International Inc., Term Loan	5.75%	09/18/19	436	440,573
Custom Building Products, Inc., Term Loan	6.00%	12/12/19	3,490	3,500,986
HD Supply Inc., Term Loan	4.50%	10/12/17	3,966	3,986,662
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 08/09/12; Cost $10,794)(e)(g)	0.00%	02/28/17	11	4,524
PIK Exit Revolver Loan (Acquired 05/15/12,01/29/13; Cost $133,222)(e)	4.64%	02/28/17	138	55,838
Nortek, Inc., Term Loan	5.25%	04/26/17	456	458,678
Re/Max International, Inc., Term Loan	5.25%	07/31/20	4,185	4,187,718
Realogy Corp.,
Synthetic LOC	4.45%	10/10/16	1	638
Term Loan B	4.50%	03/05/20	19,968	20,142,840
United Subcontractors, Inc., PIK Term Loan (Acquired 02/15/06-06/28/13; Cost $1,383,345)(e)	4.28%	06/30/15	127	123,415
WireCo WorldGroup Inc., Term Loan	6.00%	02/15/17	1,158	1,163,485
				55,774,338

Business Equipment & Services–5.89%
Advantage Sales & Marketing Inc.,
First Lien Term Loan	4.25%	12/18/17	1,448	1,457,667
Second Lien Term Loan	8.25%	06/18/18	273	277,832
Asurion Corp.,
Incremental Term Loan B-1	4.50%	05/24/19	15,201	15,059,356
Incremental Term Loan B-2	3.50%	07/08/20	21,806	20,953,555
Audio Visual Services Group, Inc., First Lien Term Loan (Acquired 11/09/12-01/14/13; Cost $2,647,865)	6.75%	11/09/18	2,688	2,715,079
Brock Holdings III, Inc., First Lien Term Loan	6.01%	03/16/17	232	233,228
Ceridian Corp., Term Loan	4.43%	05/09/17	715	716,335
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19	2,850	2,843,243
Second Lien Term Loan	8.75%	12/21/20	576	577,872
Duff & Phelps Corp., Term Loan	4.50%	04/23/20	2,179	2,184,682
DynCorp International Inc., Term Loan	6.25%	07/07/16	391	395,127
Emdeon Inc., Term Loan B-2	3.75%	11/02/18	1,651	1,658,306
Epiq Systems, Inc., Term Loan	4.75%	08/27/20	4,039	4,035,573
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	5,617	5,736,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
First Data Corp.,
Term Loan	4.18%	03/24/17	$2,790	$2,771,405
Term Loan	4.18%	03/23/18	13,356	13,256,464
Term Loan	4.18%	09/24/18	570	564,787
FS Funding A/S (Denmark), Term Loan B12	3.75%	04/30/18	1,307	1,310,515
Garda World Security Corp., Term Loan B	4.50%	11/13/19	863	873,054
Genesys Telecom Holdings, U.S., Inc., Term Loan	4.00%	02/07/20	801	803,094
Helios Holding, Inc., First Lien Term Loan	6.50%	07/13/18	1,998	2,009,315
ION Trading Technologies S.a.r.l. (Luxembourg), First Lien Term Loan	4.50%	05/22/20	3,207	3,214,948
Koosharem LLC,
PIK First Lien Term Loan(e)	10.25%	06/30/14	741	677,584
PIK Second Lien Term Loan(c)(e)	0.00%	12/31/14	362	45,287
Kronos Inc.,
First Lien Term Loan	4.50%	10/30/19	6,155	6,185,730
Second Lien Term Loan	9.75%	04/30/20	1,273	1,321,080
Lonestar Intermediate Super Holdings, LLC, Term Loan	11.00%	09/02/19	2,788	2,920,844
Nuance Communications, Inc., Term Loan C	2.94%	08/07/19	4,899	4,891,384
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18	1,494	1,506,861
Second Lien Term Loan	8.75%	04/30/19	355	360,173
SunGard Data Systems Inc.,
Term Loan C	3.94%	02/28/17	843	846,854
Term Loan D	4.50%	01/31/20	1,068	1,080,273
Term Loan E	4.00%	03/09/20	9,297	9,383,938
Symphony IRI Group, Inc., Term Loan	4.50%	12/01/17	908	911,690
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20	1,275	1,287,438
Second Lien Term Loan	9.00%	08/14/20	98	98,973
Trans Union LLC, Term Loan	4.25%	02/10/19	756	762,801
Valleycrest Companies LLC, Term Loan	5.50%	06/13/19	1,310	1,312,354
VNU, Inc., Term Loan E	2.94%	05/02/16	3,378	3,398,013
Wash MultiFamily Laundry Systems, LLC, Term Loan	5.25%	02/21/19	1,601	1,609,043
West Corp., Revolver Loan(g)	0.00%	01/15/16	1,748	1,642,952
				123,890,775

Cable & Satellite Television–4.52%
Atlantic Broadband Finance, LLC, Term Loan B	3.25%	12/02/19	971	964,826
Cequel Communications, LLC, Term Loan	3.50%	02/14/19	5,223	5,241,473
Charter Communications Operating LLC, Term Loan E	3.00%	07/01/20	3,414	3,386,161
CSC Holdings, LLC, Term Loan B	2.68%	04/17/20	14,851	14,705,084
Kabel Deutschland GmbH (Germany), Term Loan F1	3.25%	02/01/19	4,674	4,678,489
MCC Iowa,
Term Loan D-1	1.90%	01/30/15	1,940	1,940,588
Term Loan D-2	1.90%	01/30/15	268	268,397
Term Loan G	4.00%	01/20/20	1,000	1,004,525
Term Loan H	3.25%	01/29/21	3,310	3,283,028
Media Holdco, LP, Term Loan	7.25%	07/24/18	2,339	2,350,242
Mediacom Illinois LLC, Term Loan E	4.50%	10/23/17	1,953	1,957,826
Quebecor Media Inc. (Canada), Term Loan B-1	3.25%	08/17/20	5,540	5,543,295
Telecommunications Management, LLC, Term Loan	5.00%	04/30/20	2,697	2,702,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Cable & Satellite Television–(continued)
UPC Financing Partnership,
Term Loan AF	4.00%	01/29/21	$2,004	$2,015,998
Term Loan AH	3.25%	06/30/21	7,930	7,915,851
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/08/20	13,631	13,596,497
WaveDivision Holdings, LLC, Term Loan	4.00%	10/15/19	3,171	3,181,922
WideOpenWest Finance, LLC,
Term Loan B	4.75%	04/01/19	8,069	8,138,505
Term Loan B-1	4.25%	07/17/17	4,871	4,903,898
Yankee Cable Acquisition, LLC, Term Loan	5.25%	03/02/20	7,166	7,199,956
				94,979,355

Chemicals & Plastics–4.30%
AI Chem & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20	338	348,600
Term Loan B-1	4.50%	10/03/19	2,812	2,818,711
Term Loan B-2	4.50%	10/03/19	1,459	1,462,494
Arysta LifeScience SPC, LLC,
First Lien Term Loan	4.50%	05/29/20	9,014	9,032,377
Second Lien Term Loan	8.25%	11/30/20	1,038	1,039,858
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18	4,445	4,278,499
Aster Zweite Beteiligungs GMBH, (Germany)
Term Loan B5	6.65%	12/30/16	721	708,558
Term Loan C5	6.65%	12/30/16	738	725,516
DuPont Performance Coatings, Inc., Term Loan B	4.75%	02/03/20	14,455	14,583,142
Emerald Performance Materials, LLC, First Lien Term Loan (Acquired 05/15/12; Cost $1,161,304)	6.75%	05/18/18	1,168	1,179,763
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19	5,611	5,615,706
Huntsman International LLC, Term Loan	2.71%	04/19/17	1,307	1,310,093
Ineos Holdings Ltd., Term Loan	4.00%	05/04/18	17,306	17,199,272
MacDermid, Inc.,
First Lien Term Loan B	4.00%	06/08/20	2,897	2,906,437
Second Lien Term Loan B	7.75%	12/07/20	409	415,509
Nusil Technology LLC, Term Loan	5.25%	04/07/17	320	315,090
OMNOVA Solutions, Inc., Term Loan B-1	4.25%	05/31/18	3,717	3,747,543
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/20	4,621	4,627,212
Second Lien Term Loan	8.25%	07/15/20	1,557	1,560,106
Phillips Plastics Corp., Term Loan	4.75%	02/13/17	739	740,860
PQ Corp., Term Loan	4.50%	08/07/17	7,896	7,952,390
Taminco Global Chemical Corp., Term Loan B-2	4.25%	02/15/19	2,267	2,288,609
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20	1,639	1,641,592
Univar Inc., Term Loan B	5.00%	06/30/17	3,988	3,901,636
				90,399,573

Clothing & Textiles–0.53%
Calceus Acquisition, Inc., Term Loan	5.75%	01/31/20	1,956	1,976,760
PVH Corp., Term Loan B	3.25%	02/13/20	8,530	8,575,093
Wolverine World Wide, Inc., Term Loan B	4.16%	07/31/19	627	632,119
				11,183,972

Conglomerates–1.79%
CeramTec Acquisition Corp., Term Loan B-1(f)	—	08/31/20	2,931	2,939,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Conglomerates–(continued)
Jarden Corp.,
Term Loan A1	2.18%	03/31/16	$6,424	$6,464,042
Term Loan B	2.68%	03/30/18	2,932	2,965,331
MX Holdings US, Inc., Term Loan B-1	3.68%	08/16/20	3,385	3,404,106
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/20/20	10,446	10,354,151
RGIS Services, LLC, Term Loan C	5.50%	10/18/17	1,289	1,286,161
Spectrum Brands, Inc.,
Term Loan	4.58%	12/17/19	3,757	3,790,794
Term Loan A	3.00%	08/11/17	5,928	5,898,459
Term Loan C	3.50%	08/13/19	644	640,530
				37,743,225

Containers & Glass Products–2.62%
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19	4,343	4,359,544
Second Lien Term Loan	8.75%	04/02/20	845	851,285
Berry Plastics Group, Inc., Term Loan D	3.50%	02/07/20	14,746	14,659,179
BWAY Holding Company, Term Loan	4.50%	08/07/17	3,408	3,439,267
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19	4,459	4,553,819
Consolidated Container Company LLC, Term Loan	5.00%	07/03/19	1,378	1,391,637
Exopack, LLC, Term Loan B	5.00%	05/31/17	2,775	2,805,944
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	4,305	4,273,045
Pact Group (USA), Inc., Term Loan	3.75%	05/29/20	5,597	5,548,274
Pertus Sechzehnte GmbH, (Germany)
Term Loan B2A	4.56%	12/14/16	500	499,500
Term Loan C2A	4.81%	06/14/17	500	499,500
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19	578	581,133
Second Lien Term Loan (Acquired 04/10/13; Cost $643,639)	8.50%	04/23/20	650	667,727
Reynolds Group Holdings Inc.,
Revolver Term Loan(g)	0.00%	11/05/14	3,987	3,982,165
Term Loan	4.75%	09/28/18	1,636	1,649,672
TricorBraun Inc., Term Loan	4.00%	05/03/18	1,997	2,002,354
WNA Holdings, Inc.,
Second Lien Term Loan (Acquired 06/03/13; Cost $635,914)	8.50%	12/07/20	642	648,675
Term Loan	4.50%	06/05/20	956	961,222
Term Loan	4.50%	06/05/20	1,761	1,769,522
				55,143,464

Cosmetics & Toiletries–0.49%
Nice-Pak Products, Inc., Term Loan	7.26%	06/18/14	534	520,842
Revlon Consumer Products Corp.,
Term Loan	4.00%	11/20/17	3,297	3,308,169
Term Loan(f)	—	08/19/19	6,433	6,442,912
				10,271,923

Drugs–1.61%
Grifols, Inc., Term Loan B	4.25%	06/01/17	4,288	4,324,487
Harlan Laboratories, Inc., Term Loan	3.77%	07/11/14	2,249	1,915,615
IMS Health Incorporated, Term Loan B-1	3.75%	09/01/17	4,350	4,364,308
Medpace Intermediateco, Inc., Term Loan B (Acquired 06/21/11-04/12/13; Cost $2,494,070)	5.25%	06/16/17	2,526	2,532,181
Pharmaceutical Product Development, Inc., Term Loan	4.25%	12/05/18	661	662,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Drugs–(continued)
Quintiles Transnational Corp., Term Loan B-2	4.00%	06/08/18	$1,517	$1,525,596
RPI Finance Trust, Term Loan	3.50%	05/09/18	688	693,120
Valeant Pharmaceuticals International, Inc., Term Loan C-1	4.38%	12/11/19	11,201	11,258,830
Warner Chilcott Company, LLC,
Term Loan B-1	4.25%	03/15/18	1,011	1,014,382
Term Loan B-1	4.25%	03/15/18	2,321	2,330,176
Term Loan B-3	4.25%	03/15/18	1,829	1,836,220
Term Loan B-4	3.18%	08/20/17	1,156	1,158,655
Term Loan B-5	3.18%	08/20/17	231	231,731
				33,848,120

Ecological Services & Equipment–0.83%
ADS Waste Holdings, Inc., Term Loan B	4.25%	10/09/19	4,422	4,440,828
Sensus USA, Inc., First Lien Term Loan	4.75%	05/09/17	1,244	1,232,371
Servicemaster Company, The,
Synthetic LOC	4.55%	01/31/17	3,750	3,581,250
Term Loan B	4.44%	01/31/17	2,990	2,918,235
Term Loan C	4.25%	01/31/17	4,448	4,331,123
WCA Waste Corp., Term Loan	4.00%	03/23/18	948	950,368
				17,454,175

Electronics & Electrical–4.37%
Aeroflex Incorporated, Term Loan B-1	4.50%	11/11/19	5,996	6,054,088
Blackboard Inc.,
Second Lien Term Loan	11.50%	04/04/19	1,095	1,114,446
Term Loan B-2	6.25%	10/04/18	11,792	11,875,444
Blue Coat Systems, Inc., Term Loan	4.50%	05/31/19	1,949	1,955,404
Dealer Computer Services, Inc., Term Loan B	2.18%	04/21/16	779	783,929
DEI Sales, Inc., Term Loan	5.75%	07/13/17	2,141	2,139,174
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18	9,530	9,558,527
DG FastChannel, Inc., Term Loan	7.25%	07/26/18	4,501	4,467,232
Freescale Semiconductor, Inc., Term Loan B-4	5.00%	02/28/20	12,644	12,725,374
Infor (US), Inc.,
Term Loan B-2	5.25%	04/05/18	1,770	1,784,411
Term Loan B-3	3.75%	06/03/20	8,370	8,330,264
Microsemi Corp., Term Loan	3.75%	02/19/20	856	861,373
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18	2,781	2,780,757
Riverbed Technology, Inc., Term Loan	4.00%	12/18/19	1,767	1,785,145
RP Crown Parent, LLC,
First Lien Term Loan	6.75%	12/21/18	3,563	3,606,454
Second Lien Term Loan	11.25%	12/20/19	602	617,040
Ship Luxco 3 S.a.r.l., (Luxembourg)
Term Loan B2A-II	5.25%	11/29/19	986	992,697
Term Loan C2	4.75%	11/29/19	2,915	2,932,528
Sophia, L.P., Term Loan B	4.50%	07/19/18	6,723	6,763,508
SS&C Technologies, Inc.,
Term Loan B-1	3.50%	06/07/19	3,409	3,412,989
Term Loan B-2	3.50%	06/07/19	353	353,068
SSI Investments II Ltd., Term Loan	5.00%	05/26/17	3,425	3,463,671
StoneRiver Group, L.P., First Lien Term Loan	4.50%	11/29/19	771	771,667
Verint Systems Inc., Term Loan	4.00%	09/06/19	2,829	2,844,468
				91,973,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Equipment Leasing–0.13%
Flying Fortress Inc., Term Loan	3.50%	06/30/17	$2,738	$2,745,031

Financial Intermediaries–2.31%
Bankruptcy Management Solutions, Inc., Term Loan B	7.00%	06/27/18	23	21,062
Blackstone Perpetual BidCo B.V. (Netherlands), Term Loan B22	4.76%	02/07/20	1,340	1,334,619
GEO Group, Inc., Term Loan	3.25%	04/03/20	502	504,898
iPayment Inc., Term Loan	6.75%	05/08/17	3,978	3,878,445
LPL Holdings, Inc., Term Loan B	3.25%	03/29/19	1,468	1,462,467
MIP Delaware, LLC, Term Loan B-1	4.00%	03/09/20	1,362	1,374,066
MoneyGram International, Inc., Term Loan	4.25%	03/27/20	8,137	8,185,507
Nuveen Investments, Inc., First Lien Term Loan B	4.18%	05/15/17	22,682	22,620,478
RJO Holdings Corp., Term Loan	6.94%	12/10/15	1,642	1,428,250
TransFirst Holdings, Inc.,
First Lien Term Loan B-1	4.75%	12/27/17	5,095	5,112,083
Second Lien Term Loan	11.00%	06/27/18	2,574	2,626,928
				48,548,803

Food & Drug Retailers–0.88%
Pantry Inc., The, Term Loan	4.75%	08/02/19	2,273	2,305,357
Rite Aid Corp.,
Second Lien Term Loan 1	5.75%	08/21/20	1,353	1,391,968
Term Loan 6	4.00%	02/21/20	4,154	4,169,465
Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19	2,847	2,804,769
Sprouts Farmers Markets Holdings, LLC, Term Loan	4.00%	04/23/20	1,344	1,349,967
SuperValu Inc., Term Loan	5.00%	03/21/19	6,403	6,436,136
				18,457,662

Food Products–3.50%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17	5,924	5,992,458
Second Lien Term Loan	9.50%	10/10/17	524	534,813
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	2,846	2,735,771
CSM Bakery Supplies LLC, Term Loan	4.75%	07/03/20	5,881	5,844,200
Del Monte Corp., Term Loan	4.00%	03/08/18	6,320	6,331,641
Dole Food Company, Inc., Term Loan B	3.75%	04/01/20	13,490	13,497,187
H.J. Heinz Company,
Revolver Term Loan(f)	—	06/07/18	10,581	10,558,223
Term Loan B-2	3.50%	06/05/20	10,721	10,803,085
JBS USA, LLC, Term Loan	3.75%	05/25/18	7,857	7,881,549
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20	2,412	2,477,849
Pinnacle Foods Finance LLC, Term Loan G	3.25%	04/29/20	6,922	6,871,100
QCE LLC, Term Loan	9.00%	01/24/17	11	4,210
				73,532,086

Food Service–3.31%
Aramark Corp.,
LOC 3 Term Loan	3.68%	07/26/16	82	82,598
Term Loan B	3.78%	07/26/16	2,379	2,391,396
Term Loan C	3.78%	07/26/16	8,724	8,770,666
Term Loan D	4.00%	09/09/19	5,414	5,444,148
Burger King Corp., Term Loan B	3.75%	09/27/19	3,516	3,543,453
Dunkin’ Brands, Inc., Term Loan B-3	3.75%	02/14/20	692	693,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Service–(continued)
Focus Brands Inc., First Lien Term Loan	4.27%	02/21/18	$2,761	$2,773,300
Landry’s, Inc., Term Loan B	4.75%	04/24/18	5,912	5,964,104
OSI Restaurant Partners, LLC, Term Loan	3.50%	10/25/19	2,132	2,132,281
Restaurant Holding Company, LLC, Term Loan	9.00%	02/17/17	3,066	3,084,667
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20	1,177	1,177,591
US Foods, Inc., Term Loan	4.50%	03/29/19	10,434	10,464,589
Weight Watchers International, Inc.,
Term Loan B-1	2.94%	04/02/16	2,429	2,423,000
Term Loan B-2	3.75%	04/02/20	19,654	19,387,011
Wendy’s International, Inc., Term Loan B	3.25%	05/15/19	1,365	1,364,554
				69,696,747

Forest Products–0.17%
Xerium Technologies, Inc., Term Loan	6.25%	05/17/19	3,526	3,551,019

Healthcare–6.56%
Alere Inc.,
Incremental Term Loan B-1	4.25%	06/30/17	1,139	1,149,211
Incremental Term Loan B-2	4.25%	06/30/17	513	517,691
Term Loan B	4.25%	06/30/17	1,733	1,748,028
AMN Healthcare, Inc., Loan B	3.75%	04/05/18	858	864,215
Apria Healthcare Group Inc., Term Loan	6.75%	04/05/20	13,820	13,949,617
ATI Holdings, Inc., Term Loan	5.75%	12/20/19	1,445	1,461,655
Biomet, Inc., Term Loan B-1	3.96%	07/25/17	9,877	9,920,362
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19	12,484	12,609,092
Community Health Systems, Inc., Term Loan	3.76%	01/25/17	1,239	1,245,473
DaVita Inc.,
Term Loan A-3	2.69%	11/01/17	4,875	4,878,047
Term Loan B	4.50%	10/20/16	4,917	4,962,334
DJO Finance LLC, Term Loan B	4.75%	09/15/17	11,837	11,938,545
Drumm Investors LLC, Term Loan	5.00%	05/04/18	3,361	3,218,761
Fresenius US Finance I Inc., Term Loan B	2.25%	08/07/19	11,283	11,306,245
Genoa Healthcare Group, LLC,
First Lien Term Loan	7.25%	08/08/14	47	45,159
PIK Second Lien Term Loan(e)	14.00%	02/10/15	774	655,947
HCA, Inc.,
Term Loan B-4	2.93%	05/01/18	4,274	4,278,340
Term Loan B-5	3.03%	03/31/17	10,083	10,096,530
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	547	539,861
Health Management Associates, Inc., Term Loan B	3.50%	11/16/18	3,659	3,670,059
Hologic, Inc., Term Loan B	3.75%	08/01/19	1,864	1,875,707
Kindred Healthcare, Inc., Term Loan B-1	4.25%	06/01/18	9,419	9,410,595
Kinetic Concepts, Inc., Term Loan D-1	4.50%	05/04/18	14,591	14,645,583
Sage Products Holdings III, LLC, First Lien Term Loan	4.25%	12/13/19	1,247	1,253,932
Surgical Care Affiliates, LLC, Term Loan C	4.25%	06/29/18	2,118	2,126,363
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19	1,968	1,800,882
Term Loan	4.75%	05/02/18	5,797	5,449,613
Universal Health Services, Inc., Term Loan B-1	2.43%	11/15/16	500	503,125
Western Dental Services, Inc., Term Loan	8.25%	11/01/18	1,886	1,903,399
				138,024,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Home Furnishings–0.50%
Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19	$4,623	$4,647,943
Tempur-Pedic International Inc., Term Loan B	3.50%	03/18/20	4,801	4,768,918
Yankee Candle Company, Inc., The, Term Loan	5.25%	04/02/19	1,016	1,026,118
				10,442,979

Industrial Equipment–2.61%
Accudyne Industries LLC, Term Loan	4.00%	12/13/19	5,843	5,805,796
Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19	535	541,055
Apex Tool Group, LLC, Term Loan	4.50%	01/31/20	5,773	5,801,910
Doncasters US Finance LLC, Term Loan B	5.50%	04/09/20	6,641	6,711,945
Gardner Denver, Inc., Term Loan	4.25%	07/30/20	5,056	5,038,440
Generac Power System, Inc., Term Loan B	3.50%	05/29/20	1,887	1,882,649
Grede LLC, Term Loan B	4.50%	05/02/18	3,117	3,128,268
Husky Injection Molding Systems Ltd., Term Loan	4.25%	06/29/18	5,293	5,309,916
Manitowoc Company, Inc., Term Loan B	4.25%	11/13/17	380	382,614
MEI, Inc., Term Loan	5.00%	08/21/20	2,826	2,832,912
Milacron LLC, Term Loan	4.25%	03/30/20	3,165	3,175,120
QS0001 Corp., First Lien Term Loan	5.00%	11/09/18	4,056	4,107,059
Tank Holding Corp., Term Loan	4.25%	07/09/19	2,805	2,798,382
Terex Corp., Term Loan	4.50%	04/28/17	1,463	1,484,044
Unifrax Holding Co., Term Loan	4.25%	11/28/18	543	545,844
Wesco Distribution, Inc., Term Loan B-1	4.50%	12/12/19	5,329	5,372,759
				54,918,713

Insurance–0.32%
Compass Investors Inc., Term Loan	5.00%	12/27/19	939	944,321
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20	1,950	1,964,189
Second Lien Term Loan	8.25%	10/16/20	1,300	1,321,644
HUB International Holdings, Inc., Term Loan	3.68%	06/13/17	998	999,016
Sedgwick CMS Holdings, Inc., First Lien Term Loan B	4.25%	06/12/18	1,457	1,460,721
				6,689,891

Leisure Goods, Activities & Movies–3.80%
24 Hour Fitness Worldwide, Inc., Term Loan B	5.25%	04/22/16	4,789	4,839,024
Alpha Topco Ltd. (United Kingdom), Term Loan B	4.50%	04/30/19	22,110	22,303,638
AMC Entertainment Inc., Term Loan	3.50%	04/30/20	2,943	2,948,167
Bright Horizons Family Solutions, Inc., Term Loan B	4.00%	01/30/20	3,569	3,581,057
Cedar Fair, L.P., Term Loan	3.25%	03/06/20	4,173	4,190,324
Equinox Holdings Inc., First Lien Term Loan	4.50%	01/31/20	2,088	2,100,919
Fender Musical Instruments Corp., Term Loan	5.75%	04/03/19	590	593,721
Great Wolf Resorts, Inc., Term Loan B	4.50%	08/06/20	5,627	5,631,061
IMG Worldwide, Inc., Term Loan B	4.50%	06/16/16	4,776	4,780,014
Kasima, LLC, Term Loan	3.25%	05/17/21	3,448	3,450,109
Live Nation Entertainment, Inc., Term Loan B-1	3.50%	08/16/20	3,982	3,999,033
Otter Products, LLC, Term Loan	5.25%	04/29/19	1,149	1,155,047
Sabre Inc.,
Term Loan B	5.25%	02/19/19	4,708	4,762,283
Term Loan C	4.00%	02/19/18	2,670	2,685,570
Seaworld Parks & Entertainment, Inc., Term Loan B-2	3.00%	05/14/20	2,341	2,326,300
Six Flags Theme Parks Inc., Term Loan B	4.00%	12/20/18	585	591,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Leisure Goods, Activities & Movies–(continued)
SRAM, LLC, First Lien Term Loan	4.02%	04/10/20	$1,230	$1,223,571
Topps Company, Inc., (The), Term Loan	2.94%	10/13/14	1,542	1,534,415
US FinCo LLC, Term Loan B	4.00%	05/29/20	2,530	2,530,479
WMG Acquisition Corp., Term Loan B	3.75%	07/01/20	669	669,018
Zuffa, LLC, Term Loan	4.50%	02/25/20	4,013	4,027,749
				79,923,407

Lodging & Casinos–3.90%
Bally Technologies, Inc., Term Loan B(f)	—	08/31/20	10,446	10,448,840
Boyd Acquisition Sub, LLC, Term Loan B	4.25%	11/20/17	155	155,654
Boyd Gaming Corp., Term Loan B	4.00%	08/14/20	3,493	3,506,660
Cannery Casino Resorts, LLC,
First Lien Term Loan	6.00%	10/02/18	2,716	2,718,325
Second Lien Term Loan	10.00%	10/02/19	515	483,689
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19	2,398	2,420,876
Four Seasons Holdings Inc., (Canada)
First Lien Term Loan	4.25%	06/27/20	3,299	3,332,343
Second Lien Term Loan	6.25%	12/28/20	2,066	2,107,004
Harrah’s Operating Company, Inc.,
Term Loan B-5	4.43%	01/26/18	7,113	6,288,349
Term Loan B-6	5.43%	01/26/18	5,981	5,393,015
HLT Owned Mezz III-C LLC, Term Loan	3.68%	11/12/15	14,996	14,925,282
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan B	2.69%	11/23/16	1,337	1,337,042
MGM Resorts International, Term Loan B	3.50%	12/20/19	6,096	6,091,820
Pinnacle Entertainment, Inc.,
Term Loan B-1	3.75%	08/15/16	2,376	2,387,636
Term Loan B-2	3.75%	08/13/20	3,725	3,746,022
Scientific Games Corp., Term Loan B-1	3.19%	06/30/15	244	241,973
Seminole Tribe of Florida, Term Loan	3.00%	04/29/20	4,913	4,908,816
Station Casinos LLC, Term Loan B	5.00%	03/01/20	831	839,161
Tropicana Entertainment Inc., Term Loan	7.50%	03/16/18	1,635	1,654,973
Twin River Management Group, Inc., Term Loan	5.25%	11/09/18	6,583	6,656,705
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19	2,077	2,069,709
Second Lien Term Loan	8.75%	08/20/20	392	390,002
				82,103,896

Nonferrous Metals & Minerals–1.31%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20	5,434	5,222,759
Arch Coal, Inc., Term Loan	5.75%	05/16/18	10,538	10,256,197
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,409	3,247,497
Novelis Inc., Term Loan	3.75%	03/10/17	3,101	3,107,198
Walter Energy, Inc., Term Loan B	6.75%	04/02/18	6,050	5,789,567
				27,623,218

Oil & Gas–5.20%
Atlas Energy, L.P., Term Loan	6.50%	07/30/19	3,363	3,407,507
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/20	5,237	5,236,989
Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17	4,634	4,680,745
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17	9,045	9,246,644
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	735	743,158
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	1,304	1,327,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas–(continued)
Drillships Financing Holding Inc.,
Term Loan B-1	6.00%	03/31/21	$12,825	$12,905,126
Term Loan B-2	5.50%	07/15/16	4,443	4,487,234
EMG Utica, LLC, Term Loan	4.75%	03/27/20	2,761	2,771,751
Energy Transfer Equity, L.P., Term Loan	3.75%	03/24/17	1,125	1,133,792
Exco Resources, Inc., Term Loan	5.00%	08/19/19	5,741	5,705,283
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/11; Cost $977,057)	4.50%	05/02/16	977	981,942
HGIM Corp., Term Loan B	5.50%	06/18/20	3,215	3,234,661
Kinder Morgan, Inc., Term Loan A	4.19%	05/24/15	18,062	18,231,631
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	6,434	6,095,888
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 05/05/11; Cost $1,094,366)	7.00%	11/02/15	1,076	1,081,098
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/04/18	3,583	3,607,466
Ruby Western Pipeline Holdings, LLC, Term Loan	3.50%	03/27/20	1,879	1,876,824
Samson Investment Company, Second Lien Term Loan	6.00%	09/25/18	5,262	5,301,151
Saxon Enterprises LLC, Term Loan	5.50%	02/15/19	2,435	2,443,702
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	3,536	3,585,552
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	7,042	6,992,960
WildHorse Resources, LLC, Term Loan	7.50%	12/13/18	4,225	4,204,042
				109,282,314

Publishing–2.66%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14	470	469,903
Cenveo Corp., Term Loan B	6.25%	02/13/17	8,041	8,111,408
Endurance Business Media, Inc., Term Loan (Acquired 07/26/06; Cost $81,170)	6.50%	12/15/14	62	27,917
Getty Images, Inc.,
Revolver Loan(f)	—	10/18/17	1,478	1,380,638
Term Loan	4.75%	10/18/19	7,513	7,253,323
Harland Clarke Holdings Corp., Term Loan B-2	5.43%	06/30/17	370	365,035
Interactive Data Corp., Term Loan B	3.75%	02/11/18	898	897,709
Lamar Media Corp., Term Loan B	4.00%	12/30/16	9	9,039
Media General, Inc.,
Term Loan B(g)	0.00%	07/31/20	4,759	4,776,466
Term Loan B(f)	—	07/31/20	2,075	2,082,354
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18	3,948	3,908,995
Merrill Communications LLC, Term Loan	7.31%	03/08/18	4,984	5,040,446
MTL Publishing LLC, Term Loan B-1	4.25%	06/29/18	4,635	4,663,750
Multi Packaging Solutions, Inc., Term Loan	4.25%	08/21/20	2,268	2,267,921
Newsday, LLC, Term Loan	3.68%	10/12/16	4,819	4,825,418
ProQuest LLC, Term Loan	6.00%	04/13/18	1,792	1,807,071
Southern Graphics Inc., Term Loan	5.00%	10/17/19	3,353	3,369,427
Tribune Company, Term Loan B	4.00%	12/31/19	4,613	4,634,472
				55,891,292

Radio & Television–3.90%
Barrington Broadcasting LLC, Term Loan 2	7.50%	06/14/17	253	252,933
Clear Channel Communications, Inc.,
Term Loan B	3.83%	01/29/16	7,031	6,579,260
Term Loan D	6.93%	01/30/19	35,133	32,338,878
Entravision Communications Corp., Term Loan B	3.50%	05/29/20	7,501	7,451,761
FoxCo Acquisition Sub, LLC, Term Loan	5.50%	07/14/17	2,578	2,594,494
Gray Television, Inc., Term Loan	4.75%	10/15/19	2,224	2,245,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Radio & Television–(continued)
Lin Television Corp., Term Loan B	4.00%	12/21/18	$691	$695,706
Local TV Finance, LLC, Term Loan B-2	4.19%	05/07/15	1,172	1,175,069
Mission Broadcasting, Inc., Term Loan B	4.25%	12/03/19	138	139,194
NEP/NCP HoldCo, Inc.,
First Lien Term Loan	4.75%	01/22/20	2,486	2,500,225
Second Lien Term Loan	9.50%	07/22/20	132	135,729
Nexstar Broadcasting, Inc., Term Loan B	4.25%	12/03/19	326	329,246
Nine Entertainment Corp., Term Loan B	3.50%	02/05/20	4,589	4,569,752
Raycom TV Broadcasting, LLC, Term Loan B	4.25%	05/31/17	2,092	2,107,252
Sinclair Television Group, Inc., Term Loan B	3.00%	04/09/20	2,041	2,042,456
TWCC Holding Corp.,
Second Lien Term Loan	7.00%	06/26/20	2,023	2,083,554
Term Loan	3.50%	02/13/17	1,994	2,005,876
Univision Communications Inc.,
First Lien Term Loan	4.50%	03/02/20	7,491	7,478,140
Term Loan	4.00%	03/02/20	2,048	2,034,212
Term Loan	4.50%	03/02/20	3,194	3,192,835
				81,951,901

Retailers (except Food & Drug)–3.16%
Academy, Ltd., Term Loan	4.50%	08/03/18	2,276	2,291,593
CDW LLC, Term Loan	3.50%	04/29/20	14,581	14,450,075
Collective Brands, Inc., Term Loan	7.25%	10/09/19	4,092	4,170,824
David’s Bridal, Inc.,
Term Loan(g)	0.00%	10/11/17	1,573	1,478,320
Term Loan	5.00%	10/11/19	1,223	1,233,520
Guitar Center, Inc., Term Loan	6.28%	04/10/17	5,364	5,290,396
Michaels Stores, Inc., Term Loan B	3.75%	01/28/20	9,245	9,292,268
National Vision, Inc., Term Loan	7.00%	08/02/18	2,760	2,781,198
Neiman Marcus Group, Inc., Term Loan	4.00%	05/16/18	1,871	1,873,440
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20	4,147	4,167,993
Pep Boys—Manny, Moe & Jack, Term Loan	5.00%	10/11/18	1,478	1,488,572
Savers Inc., Term Loan	5.00%	07/09/19	4,915	4,955,036
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19	5,086	5,106,750
Toys ‘R’ US-Delaware, Inc.,
Term Loan	6.00%	09/01/16	1,018	1,003,750
Term Loan	6.00%	08/21/19	4,511	4,465,970
Term Loan B-2(f)	—	05/25/18	112	109,021
Term Loan B-3	5.25%	05/25/18	404	390,945
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	1,976	1,963,798
				66,513,469

Steel–0.63%
Ameriforge Group Inc.,
First Lien Term Loan	5.00%	12/19/19	4,347	4,363,222
Second Lien Term Loan	8.75%	12/18/20	429	434,986
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17	670	671,266
JMC Steel Group Inc., Term Loan	4.75%	04/03/17	1,087	1,089,021
Tube City IMS Corp., Term Loan	4.75%	03/20/19	3,872	3,881,368
Waupaca Foundry, Inc., Term Loan	4.50%	06/29/17	2,856	2,860,565
				13,300,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Surface Transport–0.95%
American Petroleum Tankers Parent LLC, Term Loan	4.75%	10/02/19	$2,258	$2,271,917
Avis Budget Car Rental, LLC, Term Loan B	3.00%	03/15/19	609	609,860
Ceva Group PLC, (United Kingdom)
Term Loan B	0.18%	08/31/16	216	205,423
Term Loan B	5.27%	08/31/16	1,260	1,199,391
JHCI Acquisition, Inc., First Lien Term Loan	7.00%	07/11/19	2,868	2,851,047
Kenan Advantage Group, Inc., Term Loan	3.75%	06/10/16	781	787,601
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18	4,262	4,346,827
Swift Transportation Co., LLC,
Term Loan B-1	2.93%	12/21/16	804	809,582
Term Loan B-2	4.00%	12/21/17	1,075	1,083,137
U.S. Shipping Corp, Term Loan	9.00%	04/30/18	5,603	5,728,723
				19,893,508

Telecommunications–5.95%
Arris Group, Inc., Term Loan B	3.50%	04/17/20	4,307	4,263,699
Avaya Inc.,
Term Loan B-3	4.76%	10/26/17	17,883	15,976,690
Term Loan B-5	8.00%	03/30/18	5,484	5,201,299
Cellular South, Inc., Term Loan B	3.25%	05/22/20	2,593	2,594,499
Consolidated Communications, Inc.,
Incremental Term Loan 3	5.25%	12/31/18	7,146	7,239,051
Term Loan 2	4.19%	12/31/17	995	1,003,969
Cricket Communications, Inc.,
Term Loan	4.75%	10/10/19	2,581	2,591,807
Term Loan C	4.75%	03/09/20	5,184	5,213,193
Crown Castle Operating Co., Term Loan B	3.25%	01/31/19	11,959	11,875,168
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	8,142	8,147,326
Global Tel*Link Corp., First Lien Term Loan	5.00%	05/22/20	3,725	3,664,403
Hargray Communications Group, Inc., Term Loan	4.75%	06/25/19	2,435	2,430,631
Intelsat Jackson Holdings S.A., Term Loan B-1	4.25%	04/02/18	10,802	10,902,393
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20	10,974	10,994,455
Term Loan B-II	4.75%	08/01/19	8,263	8,276,064
Term Loan B-III	4.00%	08/01/19	428	428,878
LTS Buyer LLC,
First Lien Term Loan B	4.50%	04/13/20	3,087	3,111,141
Second Lien Term Loan	8.00%	04/12/21	130	130,783
NTELOS Inc., Term Loan B	5.75%	11/08/19	4,370	4,364,200
Syniverse Holdings, Inc.,
Term Loan	4.00%	04/23/19	6,111	6,151,294
Term Loan	5.00%	04/23/19	3,443	3,462,562
Telesat LLC, Term Loan B-2	3.50%	03/28/19	1,279	1,283,141
Time Warner Telecom Holdings Inc., Term Loan B	2.69%	04/17/20	1,545	1,549,113
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17	2,273	2,274,347
Windstream Corp., Term Loan B-4	3.50%	01/23/20	2,080	2,084,798
				125,214,904

Utilities–2.56%
AES Corp., The, Term Loan	3.75%	06/01/18	1,004	1,012,086
Calpine Construction Finance Company, L.P.,
Term Loan B-1	3.00%	05/04/20	7,145	7,081,286
Term Loan B-2	3.25%	01/31/22	2,323	2,309,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities–(continued)
Calpine Corp.,
Term Loan(f)	—	04/02/18	$790	$793,223
Term Loan	4.00%	10/09/19	7,834	7,870,069
Dynegy Inc., Term Loan B-2	4.00%	04/23/20	4,228	4,222,906
EquiPower Resources Holdings, LLC,
First Lien Term Loan B	4.25%	12/21/18	6,088	6,088,428
First Lien Term Loan C	4.25%	12/31/19	2,648	2,641,306
LSP Madison Funding, LLC, Term Loan	5.50%	06/28/19	965	973,990
NRG Energy Inc., Term Loan	2.75%	07/02/18	5,828	5,799,883
NSG Holdings LLC, Term Loan	4.75%	12/11/19	608	613,850
Sapphire Power Finance LLC, Term Loan B (Acquired 07/02/13; Cost $3,128,586)	6.00%	07/10/18	3,160	3,163,670
Texas Competitive Electric Holdings,
Term Loan	3.71%	10/10/14	8,006	5,468,641
Term Loan	4.71%	10/10/17	5,010	3,398,751
USIC Holding, Inc., First Lien Term Loan	4.75%	07/10/20	2,381	2,390,616
				53,828,221
Total Variable Rate Senior Loan Interests				1,909,689,232

Bonds and Notes–3.49%
Air Transport–0.23%
Air Lease Corp.	5.63%	04/01/17	3,956	4,248,744
United Airlines, Inc.(h)	6.75%	09/15/15	460	478,400
				4,727,144

Automotive–0.20%
Gestamp Funding Luxembourg S.A. (Luxembourg)(h)	5.63%	05/31/20	1,747	1,694,590
Goodyear Tire & Rubber Co.	6.50%	03/01/21	1,418	1,435,725
Schaeffler AG (Germany)(h)	4.75%	05/15/21	1,042	988,333
				4,118,648

Business Equipment & Services–0.16%
First Data Corp.(h)	6.75%	11/01/20	3,207	3,279,158

Cable & Satellite Television–0.07%
Lynx II Corp. (United Kingdom)(h)	5.38%	04/15/21	200	196,500
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21	1,074	1,159,920
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22	173	182,193
				1,538,613

Chemicals & Plastics–0.29%
Hexion Specialty Chemicals, Inc.(h)	6.63%	04/15/20	5,355	5,314,838
Ineos Holdings Ltd.(h)	6.13%	08/15/18	200	194,000
Ineos Holdings Ltd.(h)	8.38%	02/15/19	241	265,100
Ineos Holdings Ltd.(h)	7.50%	05/01/20	157	167,990
Taminco Global Chemical Corp.(h)	9.75%	03/31/20	226	255,380
				6,197,308

Containers & Glass Products–0.63%
Ardagh Glass Finance (Ireland)(h)	7.00%	11/15/20	858	836,550
Reynolds Group Holdings Inc.	7.88%	08/15/19	1,854	2,048,670
Reynolds Group Holdings Inc.	9.88%	08/15/19	1,879	2,005,832
Reynolds Group Holdings Inc.	5.75%	10/15/20	8,318	8,276,410
				13,167,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Products–0.02%
Chiquita Brands LLC(h)	7.88%	02/01/21	$422	$444,155

Forest Products–0.08%
Verso Paper Holdings LLC	11.75%	01/15/19	1,626	1,670,715

Healthcare–0.40%
Accellent Inc.	8.38%	02/01/17	2,878	2,985,925
Biomet, Inc.	6.50%	08/01/20	469	483,070
Community Health Systems, Inc.	5.13%	08/15/18	940	965,850
DJO Finance LLC	8.75%	03/15/18	1,386	1,507,275
Kindred Healthcare, Inc.	8.25%	06/01/19	542	571,810
Kinetic Concepts, Inc.	10.50%	11/01/18	1,764	1,947,015
				8,460,945

Lodging & Casinos–0.05%
Harrah’s Operating Company, Inc.	8.50%	02/15/20	360	340,200
Harrah’s Operating Company, Inc.	9.00%	02/15/20	791	763,315
				1,103,515

Nonferrous Metals & Minerals–0.05%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17	1,000	1,028,750

Oil & Gas–0.25%
NGPL PipeCo LLC(h)	9.63%	06/01/19	472	486,927
Pacific Drilling S.A. (Luxembourg)(h)	5.38%	06/01/20	2,798	2,702,698
Tervita Corp. (Canada)(h)	8.00%	11/15/18	1,949	1,953,872
Western Refining, Inc.	6.25%	04/01/21	190	188,100
				5,331,597

Publishing–0.05%
Merrill Communications, LLC	10.00%	03/08/23	1,010	964,927

Radio & Television–0.28%
Univision Communications Inc.(h)	6.88%	05/15/19	1,000	1,057,500
Univision Communications Inc.(h)	6.75%	09/15/22	4,645	4,854,025
				5,911,525

Retailers (except Food & Drug)–0.06%
Claire’s Stores Inc.(h)	9.00%	03/15/19	1,202	1,334,220

Telecommunications–0.40%
Goodman Networks Inc.(h)	12.13%	07/01/18	2,154	2,304,780
Goodman Networks Inc.(h)	13.13%	07/01/18	2,600	2,769,000
Wind Telecomunicazioni S.p.A. (Italy)(h)	6.50%	04/30/20	256	257,280
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.25%	02/15/18	1,612	1,660,360
Windstream Corp.	7.50%	06/01/22	1,484	1,476,580
Windstream Corp.	6.38%	08/01/23	17	15,470
				8,483,470

Utilities–0.27%
Calpine Corp.(h)	7.88%	01/15/23	—	277
Calpine Corp.(h)	7.50%	02/15/21	3,185	3,383,738
NRG Energy Inc.	7.63%	05/15/19	1,366	1,458,205
NRG Energy Inc.	6.63%	03/15/23	880	877,800
				5,720,020
Total Bonds and Notes				73,482,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Structured Products–2.29%
Apidos Cinco CDO (Cayman Islands)(h)(i)	4.51%	05/14/20	$345	$320,357
Apidos CLO II (Cayman Islands)(h)(i)	5.01%	12/21/18	919	881,565
Apidos CLO IX (Cayman Islands)(h)(i)	6.77%	07/15/23	3,083	3,066,443
Apidos CLO X (Cayman Islands)(h)(i)	6.52%	10/30/22	1,367	1,336,338
Apidos CLO X (Cayman Islands)(i)	6.52%	10/30/22	1,750	1,710,748
Apidos CLO XI(h)(i)	5.52%	01/17/23	2,070	1,938,246
Apidos Quattro CDO (Cayman Islands)(h)(i)	3.87%	01/20/19	408	372,528
Ares XI CLO, Ltd.(h)(i)	3.27%	10/11/21	724	687,803
Atrium IV CDO Corp(h)	9.18%	06/08/19	205	208,040
Atrium X CDO(h)(i)	4.78%	07/16/25	3,742	3,333,354
Babson CLO Ltd.(i)	3.52%	01/18/21	1,034	924,010
Carlyle Global Market Strategies (Cayman Islands)(i)	6.14%	10/14/24	2,258	2,168,357
Columbus Nova CLO Ltd.(h)(i)	3.86%	05/16/19	429	382,899
Columbus Nova CLO Ltd.(h)(i)	3.86%	05/16/19	1,093	975,544
Flagship CLO VI(h)(i)	5.02%	06/10/21	3,254	3,057,438
Flagship CLO VI(h)(i)	5.02%	06/10/21	987	927,152
Four Corners CLO II, Ltd.(h)(i)	2.11%	01/26/20	310	288,576
Four Corners CLO II, Ltd.(h)(i)	2.11%	01/26/20	103	95,882
Gramercy Park CLO(h)(i)	5.78%	07/17/23	1,336	1,275,157
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(h)(i)	3.86%	04/24/21	917	818,220
ING IM CLO 2012-3, Ltd.(h)(i)	6.13%	10/15/22	1,243	1,221,751
ING IM CLO 2012-4, Ltd.(h)(i)	6.03%	10/15/23	1,861	1,818,492
ING IM CLO 2013-1(h)(i)	6.04%	04/15/24	4,808	4,491,208
ING Investment Management CLO III, Ltd.(h)(i)	3.77%	12/13/20	1,188	1,068,711
ING Investment Management CLO IV, Ltd. (Cayman Islands)(h)(i)	4.51%	06/14/22	293	269,020
KKR Financial CLO 2012-1(h)(i)	5.77%	12/15/24	2,100	1,979,474
KKR Financial CLO 2013-1(i)	4.75%	07/15/25	2,461	2,217,107
Madison Park Funding IV Ltd.(h)(i)	3.87%	03/22/21	1,344	1,243,399
Octagon Investment Partners XVII Ltd. (Cayman Islands)	4.87%	10/25/25	980	880,152
Pacifica CDO VI, Ltd.(h)(i)	4.01%	08/15/21	565	502,309
Sierra CLO II Ltd.(i)	3.77%	01/22/21	733	629,287
Silverado CLO 2006-II Ltd.(h)(i)	4.02%	10/16/20	886	794,610
Slater Mill Loan Fund, LP(h)(i)	5.76%	08/17/22	1,108	1,058,009
Symphony CLO IX, Ltd.(h)(i)	5.27%	04/16/22	1,901	1,766,424
Symphony CLO VIII, Ltd.(h)(i)	6.02%	01/09/23	1,035	1,002,262
Symphony CLO XI(h)(i)	5.52%	01/17/25	2,640	2,471,977
Total Structured Products				48,182,849

			Shares
Common Stocks & Other Equity Interests–0.36%
Aerospace & Defense–0.00%
ACTS Aero Technical Support & Services, Inc.(h)(j)			122,977	1,230

Automotive–0.01%
Dayco Products, LLC(h)(j)			856	33,598
Dayco Products, LLC(h)(j)			3,261	127,994
				161,592

Building & Development–0.12%
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/10-07/15/10; Cost $664,569)(h)(j)			518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/10; Cost $3,408,940)(h)(j)			4	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Floating Rate Fund

	Shares	Value
Building & Development–(continued)
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(h)(j)	17	$0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(h)(j)	24	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(h)(j)	27	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(h)(j)	30	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(h)(j)	34	0
Stile Acquisition Corp. (Canada)(h)(j)	53,093	2,601,557
United Subcontractors, Inc.(h)(j)	4,840	4,840
		2,606,397

Cable & Satellite Television–0.14%
Ion Media Networks, Inc.(h)(j)	4,471	2,816,730

Chemicals & Plastics–0.01%
Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11; Cost $0)(h)(j)	61	106,598

Financial Intermediaries–0.00%
Bankruptcy Management Solutions, Inc. (Acquired 06/27/13; Cost $15,075)(h)(k)	335	15,079
Bankruptcy Management Solutions, Inc., Class A, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0)(h)(k)	19	0
Bankruptcy Management Solutions, Inc., Class B, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0)(h)(k)	21	0
Bankruptcy Management Solutions, Inc., Class C, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0)(h)(k)	31	0
		15,079

Forest Products–0.00%
Xerium Technologies, Inc.(j)	1,766	19,073

Leisure Goods, Activities & Movies–0.00%
AMF Bowling Centers, Inc.(j)	1,665	8,130

Lodging & Casinos–0.02%
Twin River Worldwide Holdings, Inc., Class A(h)(j)	18,663	443,246

Publishing–0.04%
Endurance Business Media, Inc., Class A(h)(j)	124	0
F&W Publications, Inc.(h)(k)	288	36
F&W Publications, Inc., Wts. expiring 12/09/17(h)(k)	559	70
Merrill Communications LLC, Class A(j)	133,776	300,996
Tribune Co., Class A(k)	9,050	539,380
		840,482

Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $87,805)(h)(j)	87,805	43,929
U.S. Shipping Corp. (Acquired 09/07/28,09/30/09; Cost $0)(h)(j)	6,189	0
		43,929

Telecommunications–0.02%
FairPoint Communications, Inc.(j)	44,928	419,628

Utilities–0.00%
Bicent Power, LLC-Series A, Wts. expiring 08/21/22, (Acquired 08/21/12; Cost $0)(h)(j)	101	0
Bicent Power, LLC-Series B, Wts. expiring 08/21/22, (Acquired 08/21/12; Cost $0)(h)(j)	164	0
		0
Total Common Stocks & Other Equity Interests		7,482,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Floating Rate Fund

	Shares	Value
Preferred Stock–0.00%
Building & Development–0.00%
United Subcontractors, Inc.(k)	5	$42,596

Money Market Funds–10.54%
Liquid Assets Portfolio–Institutional Class(l)	110,798,271	110,798,271
Premier Portfolio–Institutional Class(l)	110,798,271	110,798,271
Total Money Market Funds		221,596,542
TOTAL INVESTMENTS–107.48% (Cost $2,263,846,252)		2,260,475,505
OTHER ASSETS LESS LIABILITIES–(7.48)%		(157,261,079)
NET ASSETS–100.00%		$2,103,214,426

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
LOC	– Letter of Credit
PIK	– Payment in Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	Defaulted security. Currently, the issuer is in default with respect to principal and interest payments. The aggregate value of these securities at August 31, 2013 was $305,316, which represented less than 1% of the Fund’s Net Assets.
(d)	The borrower has filed for protection in federal bankruptcy court.
(e)	All or a portion of this security is Payment-in-Kind.
(f)	This floating rate interest will settle after August 31, 2013, at which time the interest rate will be determined.
(g)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 1M and Note 7.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2013 was $84,069,879, which represented 4.00% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2013.
(j)	Non-income producing securities acquired through the restructuring of senior loans.
(k)	Non-income producing security acquired as part of a bankruptcy restructuring.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $2,042,249,710)	$2,038,878,963
Investments in affiliated money market funds, at value and cost	221,596,542
Total investments, at value (Cost $2,263,846,252)	2,260,475,505
Cash	9,210,721
Receivable for:
Investments sold	43,335,575
Interest and fees	9,627,685
Fund shares sold	26,083,567
Investments matured	6,650
Investment for trustee deferred compensation and retirement plans	42,348
Other assets	208,677
Total assets	2,348,990,728

Liabilities:
Payable for:
Investments purchased	239,447,186
Income distributions	978,372
Fund shares repurchased	4,008,796
Accrued fees to affiliates	862,206
Accrued trustees’ and officers’ fees and benefits	6,173
Accrued other operating expenses	343,426
Trustee deferred compensation and retirement plans	130,143
Total liabilities	245,776,302
Net assets applicable to shares outstanding	$2,103,214,426

Net assets consist of:
Shares of beneficial interest	$2,114,503,301
Undistributed net investment income	(321,456)
Undistributed net realized gain (loss)	(7,439,455)
Net unrealized appreciation (depreciation)	(3,527,964)
$2,103,214,426

Net Assets:
Class A	$957,441,659
Class C	$518,948,268
Class R	$3,558,817
Class Y	$550,973,711
Class R5	$9,259,915
Class R6	$63,032,056

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	120,672,220
Class C	65,700,530
Class R	447,619
Class Y	69,560,475
Class R5	1,166,454
Class R6	7,942,788
Class A:
Net asset value per share	$7.93
Maximum offering price per share
(Net asset value of $7.93÷ 97.50%)	$8.13
Class C
Net asset value and offering price per share	$7.90
Class R
Net asset value and offering price per share	$7.95
Class Y
Net asset value and offering price per share	$7.92
Class R5
Net asset value and offering price per share	$7.94
Class R6
Net asset value and offering price per share	$7.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Interest	$65,242,814
Dividends	1,145,376
Dividends from affiliated money market funds	112,485
Other income	5,473,556
Total investment income	71,974,231

Expenses:
Advisory fees	8,189,146
Administrative services fees	329,019
Custodian fees	602,154
Distribution fees:
Class A	1,565,144
Class C	2,542,936
Class R	12,120
Interest, facilities and maintenance fees	240,310
Transfer agent fees — A, C, R & Y	1,082,486
Transfer agent fees — R5	10,442
Transfer agent fees — R6	1,395
Trustees’ and officers’ fees and benefits	58,097
Other	525,585
Total expenses	15,158,834
Less: Fees waived and expense offset arrangement(s)	(167,318)
Net expenses	14,991,516
Net investment income	56,982,715

Realized and unrealized gain:
Net realized gain from investment securities	14,606,234
Change in net unrealized appreciation of investment securities	3,528,753
Net realized and unrealized gain	18,134,987
Net increase in net assets resulting from operations	$75,117,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$56,982,715	$40,368,760
Net realized gain	14,606,234	6,889,134
Change in net unrealized appreciation	3,528,753	39,591,498
Net increase in net assets resulting from operations	75,117,702	86,849,392

Distributions to shareholders from net investment income:
Class A	(27,865,428)	(19,919,096)
Class C	(13,389,847)	(11,021,656)
Class R	(102,164)	(71,261)
Class Y	(13,386,252)	(6,619,187)
Class R5	(770,560)	(2,766,115)
Class R6	(2,424,391)	—
Total distributions to shareholders from net investment income	(57,938,642)	(40,397,315)

Share transactions–net:
Class A	500,918,627	(25,517,343)
Class C	255,350,771	(23,017,848)
Class R	1,748,631	204,697
Class Y	382,712,276	33,082,924
Class R5	(49,516,697)	6,259,440
Class R6	62,452,814	—
Net increase (decrease) in net assets resulting from share transactions	1,153,666,422	(8,988,130)
Net increase in net assets	1,170,845,482	37,463,947

Net assets:
Beginning of year	932,368,944	894,904,997
End of year (includes undistributed net investment income of $(321,456) and $352,951, respectively)	$2,103,214,426	$932,368,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2013

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations	$75,117,702

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(2,153,716,155)
Proceeds from sales of investments	1,212,736,287
Amortization of loan fees	938,739
Increase in receivables and other assets	(4,243,081)
Accretion of discounts on investment securities	(5,596,860)
Increase in accrued expenses and other payables	667,703
Net realized gain from investment securities	(14,606,234)
Net change in unrealized appreciation on investment securities	(3,528,753)
Net cash provided by (used in) operating activities	(892,230,652)

Cash provided by financing activities:
Dividends paid to shareholders	(14,564,292)
Decrease in payable for amount due custodian	(777,324)
Proceeds from shares of beneficial interest sold	1,576,141,987
Disbursements from shares of beneficial interest reacquired	(484,662,092)
Net cash provided by financing activities	1,076,138,279
Net increase in cash and cash equivalents	183,907,627
Cash and cash equivalents at beginning of period	46,899,636
Cash and cash equivalents at end of period	$230,807,263

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$43,000,737

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$341,621

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

30                         Invesco Floating Rate Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

31                         Invesco Floating Rate Fund

D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

K.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
L.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
M.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

32                         Invesco Floating Rate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $166,666.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $454,497 in front-end sales commissions from the sale of Class A shares and $49,406 and $34,955 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

33                         Invesco Floating Rate Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$225,184,345	$3,728,709	$208,198	$229,121,252
Variable Rate Senior Loan Interests	—	1,851,818,947	57,870,285	1,909,689,232
Bonds and Notes	—	73,482,172	—	73,482,172
Structured Products	—	48,182,849	—	48,182,849
Total Investments	$225,184,345	$1,977,212,677	$58,078,483	$2,260,475,505

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2013:

	Beginning Balance, as of August 31, 2012	Purchases	Sales	Accrued discounts/ premiums	Net realized gain	Net change in unrealized appreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of August 31, 2013
Variable Rate Senior Loan Interests	$—	$48,433,729	$(4,228,759)	$62,752	$23,027	$577,056	$13,002,480	$—	$57,870,285
Equity	102,506	15,075	—	—	—	89,382	1,235	—	208,198
Total	$102,506	$48,448,804	$(4,228,759)	$62,752	$23,027	$666,438	$13,003,715	$—	$58,078,483

The Variable Rate Senior Loan Interests determined to be level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $652.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Borrowings

Effective July 24, 2013, the Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $300,000,000 or (2) the limits set by its prospectus for borrowings. This agreement has been renewed and will expire on July 24, 2014. Prior to July 24, 2013, the revolving line of credit was $150,000,000.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

34                         Invesco Floating Rate Fund

NOTE 7—Unfunded Loan Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2013, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,572,681	$1,478,320

As of August 31, 2013, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower		Principal Amount	Value
David’s Bridal, Inc.	Revolver Loan	$1,572,681	$1,478,320
Delta Air Lines, Inc.	Revolver Loan	7,785,030	7,395,779
Lake at Las Vegas Joint Venture, LLC	Revolver Loan	10,794	4,524
Media General, Inc.	Term Loan	4,758,668	4,776,466
Reynolds Group Holdings, Inc.	Revolver Loan	3,986,510	3,982,165
West Corp.	Revolver Loan	1,747,822	1,642,952
		$19,861,505	$19,280,206

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$57,938,642	$40,397,315

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$740,864
Net unrealized appreciation (depreciation) — investments	(5,708,604)
Net unrealized appreciation (depreciation) — investments matured	(157,217)
Temporary book/tax differences	(124,364)
Capital loss carryforward	(6,039,554)
Shares of beneficial interest	2,114,503,301
Total net assets	$2,103,214,426

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

35                         Invesco Floating Rate Fund

The Fund utilized $13,715,292 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$6,039,554	$—	$6,039,554

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $2,346,963,715 and $1,241,340,398, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$17,045,761
Aggregate unrealized (depreciation) of investment securities	(22,754,365)
Net unrealized appreciation (depreciation) of investment securities	$(5,708,604)
Cost of investments for tax purposes is $2,266,184,109.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the sale of bonds with amortization, on August 31, 2013, undistributed net investment income was increased by $281,520 and undistributed net realized gain (loss) was decreased by $281,520. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	85,809,233	$681,689,852	22,275,912	$170,426,665
Class C	39,732,283	314,470,469	5,871,052	44,618,527
Class R	282,129	2,247,568	86,374	660,015
Class Y	65,890,315	522,776,943	12,131,084	92,783,961
Class R5	1,652,090	13,075,361	1,687,281	12,812,506
Class R6(b)	7,948,789	62,499,889	—	—

Issued as reinvestment of dividends:
Class A	2,577,561	20,453,288	1,902,814	14,507,416
Class C	1,263,362	9,972,285	1,032,010	7,833,248
Class R	12,477	99,053	8,616	65,877
Class Y	1,196,684	9,480,543	509,053	3,887,695
Class R5	72,079	571,177	357,609	2,728,198
Class R6	305,796	2,424,391	—	—

Reacquired:(c)
Class A	(25,392,869)	(201,224,513)	(27,781,004)	(210,451,424)
Class C	(8,754,185)	(69,091,983)	(10,015,718)	(75,469,623)
Class R	(75,449)	(597,990)	(68,852)	(521,195)
Class Y	(18,876,729)	(149,545,210)	(8,435,063)	(63,588,732)
Class R5	(8,025,950)	(63,163,235)	(1,232,413)	(9,281,264)
Class R6	(311,797)	(2,471,466)	—	—
Net increase (decrease) in share activity	145,305,819	$1,153,666,422	(1,671,245)	$(8,988,130)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	Net of redemption fees of $21,733 allocated among the classes based on relative net assets of each class for the year ended August 31, 2012.

36                         Invesco Floating Rate Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/13	$7.77	$0.35	$0.17	$0.52	$(0.36)	$7.93	6.83%		$957,442	1.08	%(e)(f)	1.09	%(e)(f)	4.36	%(e)	97%
Year ended 08/31/12	7.36	0.37	0.41	0.78	(0.37)	7.77	10.75		448,142	1.11	(f)	1.11	(f)	4.80		82
Year ended 08/31/11	7.47	0.35	(0.11)	0.24	(0.35)	7.36	3.07		450,750	0.99	(f)	1.00	(f)	4.53		152
Year ended 08/31/10	7.09	0.40	0.39 (g)	0.79	(0.41)	7.47	11.28	(g)	359,476	1.12	(f)	1.14	(f)	5.34		106
Year ended 08/31/09	7.99	0.41	(0.89)	(0.48)	(0.42)	7.09	(4.97)		218,448	1.24	(f)	1.25	(f)	6.50		52
Class C
Year ended 08/31/13	7.73	0.31	0.18	0.49	(0.32)	7.90	6.45		518,948	1.58	(e)(f)	1.59	(e)(f)	3.86	(e)	97
Year ended 08/31/12	7.32	0.33	0.41	0.74	(0.33)	7.73	10.24		258,800	1.61	(f)	1.61	(f)	4.30		82
Year ended 08/31/11	7.44	0.31	(0.12)	0.19	(0.31)	7.32	2.41		267,796	1.49	(f)	1.50	(f)	4.03		152
Year ended 08/31/10	7.06	0.36	0.39 (g)	0.75	(0.37)	7.44	10.75	(g)	189,966	1.62	(f)	1.64	(f)	4.84		106
Year ended 08/31/09	7.97	0.38	(0.90)	(0.52)	(0.39)	7.06	(5.61)		103,975	1.74	(f)	1.75	(f)	6.00		52
Class R
Year ended 08/31/13	7.79	0.33	0.17	0.50	(0.34)	7.95	6.57		3,559	1.33	(e)(f)	1.34	(e)(f)	4.11	(e)	97
Year ended 08/31/12	7.37	0.35	0.42	0.77	(0.35)	7.79	10.61		1,779	1.36	(f)	1.36	(f)	4.55		82
Year ended 08/31/11	7.49	0.33	(0.12)	0.21	(0.33)	7.37	2.68		1,491	1.24	(f)	1.25	(f)	4.28		152
Year ended 08/31/10	7.10	0.39	0.39 (g)	0.78	(0.39)	7.49	11.15	(g)	1,080	1.37	(f)	1.39	(f)	5.09		106
Year ended 08/31/09	8.00	0.40	(0.89)	(0.49)	(0.41)	7.10	(5.19)		427	1.49	(f)	1.50	(f)	6.25		52
Class Y
Year ended 08/31/13	7.76	0.37	0.17	0.54	(0.38)	7.92	7.10		550,974	0.83	(e)(f)	0.84	(e)(f)	4.61	(e)	97
Year ended 08/31/12	7.34	0.38	0.42	0.80	(0.38)	7.76	11.19		165,609	0.86	(f)	0.86	(f)	5.05		82
Year ended 08/31/11	7.46	0.37	(0.12)	0.25	(0.37)	7.34	3.19		125,900	0.74	(f)	0.75	(f)	4.78		152
Year ended 08/31/10	7.07	0.42	0.39 (g)	0.81	(0.42)	7.46	11.72	(g)	93,479	0.87	(f)	0.89	(f)	5.59		106
Year ended 08/31/09(h)	7.29	0.41	(0.24)	0.17	(0.39)	7.07	3.48		20,176	1.00	(f)(i)	1.00	(f)(i)	6.74	(i)	52
Class R5
Year ended 08/31/13	7.77	0.37	0.18	0.55	(0.38)	7.94	7.26		9,260	0.81	(e)(f)	0.82	(e)(f)	4.63	e)	97
Year ended 08/31/12	7.36	0.39	0.41	0.80	(0.39)	7.77	11.13		58,039	0.77	(f)	0.77	(f)	5.14		82
Year ended 08/31/11	7.47	0.38	(0.12)	0.26	(0.37)	7.36	3.40		48,967	0.68	(f)	0.69	(f)	4.84		152
Year ended 08/31/10	7.09	0.42	0.39 (g)	0.81	(0.43)	7.47	11.65	(g)	37,580	0.79	(f)	0.81	(f)	5.67		106
Year ended 08/31/09	7.99	0.44	(0.89)	(0.45)	(0.45)	7.09	(4.62)		38,720	0.88	(f)	0.89	(f)	6.86		52
Class R6
Year ended 08/31/13(h)	7.84	0.35	0.11	0.46	(0.36)	7.94	6.01		63,032	0.76	(e)(f)(i)	0.77	(e)(f)(i)	4.68	(e)(i)	97

(a)	Calculated using average shares outstanding.
(b)	For the fiscal years ended August 31, 2012 and prior, amounts include redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $626,058, $339,058, $2,424, $290,403, $15,404 and $53,196 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Ratio includes line of credit expense of 0.02%, 0.03%, 0.01%, 0.02% and 0.02% for the years ended August 31, 2013, August 31, 2012, August 31, 2011, August 31, 2010, and August 31, 2009, respectively.
(g)	Includes the impact of the valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Class R5 shares, respectively, and total returns would have been lower.
(h)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y and Class R6, respectively.
(i)	Annualized.

37                         Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 29, 2013

Houston, Texas

38                         Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period [2]
A	$1,000.00	$1,021.40	$5.45	$1,019.81	$5.45	1.07%
C	1,000.00	1,018.80	7.99	1,017.29	7.98	1.57
R	1,000.00	1,020.10	6.72	1,018.55	6.72	1.32
Y	1,000.00	1,022.70	4.18	1,021.07	4.18	0.82
R5	1,000.00	1,022.70	4.28	1,020.97	4.28	0.84
R6	1,000.00	1,023.10	3.77	1,021.48	3.77	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

39                         Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Floating Rate Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Loan Participation Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the first

40                         Invesco Floating Rate Fund

quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers advises or sub-advises one closed-end fund and three off-shore funds with comparable investment strategies, two of which had higher effective advisory fee rates than the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco

Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

41                         Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	1.96%
Corporate Dividends Received Deduction*	1.95%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42                         Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Floating Rate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 FLR-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2013

Invesco Global Real Estate Income Fund

Nasdaq: A: ASRAX ¡ B: SARBX ¡ C: ASRCX ¡ Y: ASRYX ¡ R5: ASRIX ¡ R6: ASRFX

Letters to Shareholders

Phillip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US

Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2                Invesco Global Real Estate Income Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary

After generating favorable performance for much of the reporting period, prices of publicly traded real estate securities retreated following a rise in interest rates during the fiscal year ended August 31, 2013. As a result, Fund performance at net asset value was flat for the fiscal year. Additionally, Fund performance lagged relative to both its style-specific benchmark and peer group, the FTSE EPRA/NAREIT Developed Real Estate Index–Gross Return and the Lipper Global Real Estate Funds Classification Average, respectively.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.43%
Class B Shares	-0.23
Class C Shares	-0.34
Class Y Shares	0.68
Class R5 Shares	0.85
Class R6 Shares*	0.97
MSCI World Index ND‚ (Broad Market Index)	17.63
FTSE EPRA/NAREIT Developed Real Estate Index-Gross Return■ (Style-Specific Index)**	6.61
Custom Global Real Estate Income Index¿ (Former Style-Specific Index)**	1.98
Lipper Global Real Estate Funds Classification Average▲ (Peer Group)	5.74

Source(s): ‚ Invesco, MSCI via FactSet Research Systems Inc.; ■Invesco, Bloomberg L.P.;

                 ¿Invesco, Lipper Inc.; ▲Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for detailed explanation of Fund performance.
**	During the reporting period, the Fund has elected to use the FTSE EPRA/NAREIT Developed Real Estate Index-Gross Return as its style-specific index rather than the Custom Global Real Estate Income index because the FTSE EPRA/NAREIT Developed Real Estate Index-Gross Return more closely reflects the performance of the types of securities in which the Fund invests.

How we invest

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers principally engaged in the real estate industry and other real estate-related investments. Our goal is to create a global fund that will provide current income, with capital appreciation as a secondary objective. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review, to identify securities with:

■	Attractive relative yields.
■	Favorable property market outlooks.
■	Reasonable valuations relative to peer investment alternatives.

    We attempt to manage risk by allocating assets between property-related common stocks and fixed income securities, as well as diversifying by property types and geographic location, and limiting the size of any one holding.

    We will consider selling a holding when:

■	Relative yields and/or valuations fall below desired levels.
■	Risk-return relationships change significantly.

■	Company fundamentals change (property type, geography or management changes).
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

In the fiscal year ended August 31, 2013, the global macroeconomic environment continued to show progress. However, regional or country-level exceptions clearly still existed, particularly in Europe and parts of developing Asia. The effects of measures and balance sheet repair in many developed economies resulted in below-long-term-average gross domestic product growth, while uncertainties surrounding long- and short-term management of debt burdens and government spending deficits continued. The world benefited from the willingness of financial authorities to undertake unprecedented amounts of market intervention. However, a true economic recovery may occur when such abnormal levels of stimulus have been removed. The path ahead will not be without challenges.

    As developed world economies have staged a recovery, growth among the world’s emerging economies weakened somewhat. However, the long-term health of emerging economies remained highly dependent on overall global trends in trade and consumption, and they continued to benefit from long-term urbanization trends.

    In most markets across the globe, supply of newly developed real estate was low for the past six years, and absolute levels of vacancies remained well below historical highs. The lack of new construction created more orderly real estate rental markets that offered better rental growth prospects when combined with trade, employment or consumption growth.

    Performance of the real estate asset class was affected by US Federal Reserve (the Fed) Chairman Ben Bernanke’s May 2013 disclosure that the Fed plans to

Portfolio Composition
By country
United States	58.8%
Japan	7.6
United Kingdom	6.9
Australia	5.9
Canada	4.7
Singapore	3.9
France	2.4
Countries each less than 2.0% of portfolio	6.7
Money Market Funds Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*

1. AvalonBay Communities, Inc.	2.5%
2. Essex Property Trust, Inc.	2.0
3. Health Care REIT, Inc., Series I Pfd.	1.4
4. Simon Property Group, Inc.	1.2
5. Boston Properties, Inc.	1.2
6. Unibail-Rodamco S.E.	1.2
7. Land Securities Group PLC	1.1
8. British Land Co. PLC	1.1
9. Retail Opportunity Investments Corp.	1.1
10. Stockland	1.1

Total Net Assets	$1.0 billion

Total Number of Holdings*	222

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Global Real Estate Income Fund

begin reducing quantitative easing. (Quantitative easing is the purchase of US Treasuries and mortgage-backed securities to increase liquidity and ensure low long-term interest rates.) As a result, 10-year Treasury yields have increased over 100 basis points since the beginning of May 2013.1 (A basis point is one one-hundredth of a percentage point.) Real estate securities came under pressure as investors sought to sell assets associated with yield in the new rising-rate environment.

    On an absolute basis, each component of the capital structure, including real estate investment trust (REIT) common stock, REIT corporate debt and commercial mortgage-backed securities (CMBS), contributed to Fund performance during the fiscal year, with the exception of the Fund’s preferred securities. CMBS – mortgage-backed fixed income securities secured by the loan on commercial properties – contributed the most to Fund performance, followed by real estate common stock.

    Among individual equity REITs, lodging/resorts, healthcare and industrial REITs made the greatest contribution to Fund performance. Conversely, residential, retail and specialty REITs were laggards, producing losses for the Fund. From a country standpoint, the US, Japan and the UK were strong contributors, while Canada and South Africa were the largest detractors from performance.

    In light of increased interest rates and a shift in investor focus from yield to growth, we increased the Fund’s exposure to real estate common stock during the reporting period. We emphasized companies that we believed would be able to grow their underlying cash flows and increase their dividends. Additionally, we shortened the duration of the fixed income portion of the Fund, as we believed interest rates would continue to rise. For our preferred securities allocation, we remained focused on higher paying coupons with shorter dated call schedules, which we believed may be less volatile than those that have lower coupons and longer dated call schedules.

    The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from relatively better sector trends. We continue to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.

    We thank you for your continued investment in Invesco Global Real Estate Income Fund.

1	Source: US Department of the Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio manager, is lead manager of Invesco Global Real Estate Income Fund. He joined Invesco in
1990. Mr. Rodriguez earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Income Fund.
He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2001.
Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Income Fund.
He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Income Fund.
She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund has elected to use FTSE EPRA/NAREIT Developed Real Estate Index-Gross Return as its style-specific index rather than the Custom Global Real Estate Income Index because the FTSE EPRA/ NAREIT Developed Real Estate Index-Gross Return more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	8.65%
10 Years	7.95
5 Years	3.78
1 Year	-5.07

Class B Shares
10 Years	7.62%
5 Years	3.88
1 Year	-4.98

Class C Shares
10 Years	7.61%
5 Years	4.18
1 Year	-1.29

Class Y Shares
10 Years	8.67%
5 Years	5.16
1 Year	0.68

Class R5 Shares
10 Years	8.84%
5 Years	5.45
1 Year	0.85

Class R6 Shares
10 Years	8.62%
5 Years	5.08
1 Year	0.97

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares. The Closed-End Fund’s Common shares performance reflects any applicable fee waivers or expense reimbursements.

    Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	9.15%
10 Years	8.83
5 Years	4.38
1 Year	1.93

Class B Shares
10 Years	8.49%
5 Years	4.49
1 Year	1.99

Class C Shares
10 Years	8.49%
5 Years	4.82
1 Year	6.11

Class Y Shares
10 Years	9.55%
5 Years	5.77
1 Year	8.09

Class R5 Shares
10 Years	9.71%
5 Years	6.03
1 Year	8.14

Class R6 Shares
10 Years	9.49%
5 Years	5.65
1 Year	8.27

performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End

Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.32%, 2.07%, 2.07%, 1.07%, 0.99% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	On March 12, 2007, Invesco Global Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares.
■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation,

devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage-

and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	REIT risk/real estate risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a

8                Invesco Global Real Estate Income Fund

higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The MSCI World Index ND is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The FTSE EPRA/NAREIT Developed Real Estate Index-Gross Return is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the gross return which does not withhold taxes for non-resident investors.
■	The Custom Global Real Estate Income Index is created by Invesco to serve as a benchmark for Invesco Global Real Estate Income Fund, comprises the following indexes: FTSE

EPRA/NAREIT Developed Real Estate Index-Gross Return (50%) and Wachovia Hybrid and Preferred Securities REIT (50%).

■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
■	The Wachovia Hybrid and Preferred Securities REIT Index is designed to track the performance of preferred securities issued in the US market by Real Estate Investment Trusts and is composed exclusively of preferred shares and depositary shares.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ASRAX
Class B Shares	SARBX
Class C Shares	ASRCX
Class Y Shares	ASRYX
Class R5 Shares	ASRIX
Class R6 Shares	ASRFX

9                Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–57.62%
Australia–5.34%
CFS Retail Property Trust	2,499,503	$4,477,250
Dexus Property Group	8,165,043	7,437,735
Federation Centres Ltd.	3,888,116	7,842,421
Goodman Group	1,784,769	7,300,887
GPT Group	1,108,313	3,485,194
Stockland	3,292,356	10,870,835
Westfield Group	821,433	8,063,995
Westfield Retail Trust	1,918,478	4,960,414
		54,438,731

Canada–4.64%
Allied Properties REIT	277,500	8,235,688
Artis REIT	455,800	5,863,562
Calloway REIT	201,100	4,648,994
Canadian Apartment Properties REIT	343,700	6,721,940
Canadian REIT	179,800	6,966,332
Chartwell Retirement Residences	326,200	2,982,347
Cominar REIT	283,800	5,025,036
Dundee REIT–Class A	163,500	4,532,612
H&R REIT	65,443	1,274,315
RioCan REIT	47,600	1,064,255
		47,315,081

China–0.57%
Shimao Property Holdings Ltd.	1,253,500	3,177,734
SOHO China Ltd.	3,071,000	2,603,786
		5,781,520

France–2.43%
Gecina S.A.	26,017	3,094,910
ICADE	37,435	3,254,782
Mercialys S.A.	331,068	6,388,076
Unibail-Rodamco S.E.	53,574	12,020,871
		24,758,639

Germany–0.69%
Alstria Office REIT–AG	100,000	1,181,510
Deutsche Euroshop AG	110,208	4,502,069
GSW Immobilien AG	32,313	1,407,766
		7,091,345

Hong Kong–1.73%
Fortune REIT	3,243,000	2,643,114
Kerry Properties Ltd.	827,500	3,337,421
Link REIT (The)	497,500	2,270,679
Sino Land Co. Ltd.	1,883,000	2,518,807
Wharf Holdings Ltd. (The)	843,000	6,900,675
		17,670,696

	Shares	Value
Japan–7.55%
Activia Properties, Inc.	922	$6,334,686
Advance Residence Investment Corp.	2,164	4,389,674
Frontier Real Estate Investment Corp.	573	4,848,012
GLP J–REIT(a)	533	521,271
GLP J–REIT	5,578	5,455,257
Hulic Co., Ltd.	227,900	2,794,330
Industrial & Infrastructure Fund Investment Corp.(a)	46	404,516
Industrial & Infrastructure Fund Investment Corp.	898	7,896,853
Japan Prime Realty Investment Corp.	1,996	5,719,771
Japan Retail Fund Investment Corp.	2,952	5,431,247
Kenedix Realty Investment Corp.	1,316	4,953,437
Mitsui Fudosan Co., Ltd.	247,000	7,739,043
Nippon Accommodations Fund Inc.	235	1,533,299
Nippon Prologis REIT Inc.	451	3,943,073
Nomura Real Estate Office Fund, Inc.	1,290	5,516,590
Nomura Real Estate Residential Fund, Inc.	532	2,488,827
ORIX JREIT Inc.	1,841	1,943,506
Sumitomo Realty & Development Co., Ltd.	118,000	5,158,646
		77,072,038

New Zealand–0.22%
Precinct Properties New Zealand Ltd.	2,730,018	2,215,532

Singapore–3.90%
Ascendas REIT	3,273,000	5,522,605
Ascott Residence Trust	2,382,000	2,226,956
CapitaCommercial Trust	2,167,000	2,276,743
CapitaMall Trust	2,342,000	3,389,411
Frasers Centrepoint Trust	3,812,000	5,333,504
Global Logistic Properties Ltd.	1,628,000	3,432,362
Mapletree Commercial Trust	3,280,000	2,868,174
Mapletree Industrial Trust	2,007,000	2,007,996
Mapletree Logistics Trust	6,633,000	5,430,709
Starhill Global REIT	4,019,000	2,403,452
Suntec REIT	4,189,000	4,942,246
		39,834,158

South Africa–0.96%
Capital Property Fund	1,170,506	1,114,989
Fountainhead Property Trust	1,911,557	1,398,324
Growthpoint Properties Ltd.	1,441,541	3,330,376
Hyprop Investments Ltd.	278,329	1,922,292
SA Corporate Real Estate Fund	5,438,402	2,025,628
		9,791,609

Sweden–0.20%
Fabege AB	200,050	2,082,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Income Fund

	Shares	Value
United Kingdom–4.27%
Big Yellow Group PLC	1,089,476	$6,837,862
British Land Co. PLC	1,281,788	11,084,039
Hammerson PLC	582,030	4,361,034
Hansteen Holdings PLC	1,587,763	2,418,727
Intu Properties PLC	716,947	3,398,710
Land Securities Group PLC	827,106	11,317,995
Shaftesbury PLC	452,894	4,165,479
		43,583,846

United States–25.12%
Acadia Realty Trust	309,500	7,220,635
AvalonBay Communities, Inc.	206,126	25,539,011
BioMed Realty Trust, Inc.	276,500	5,090,365
Boston Properties, Inc.	118,000	12,095,000
Brookfield Office Properties, Inc.	497,334	7,956,022
CBL & Associates Properties, Inc.	508,400	9,761,280
Cohen & Steers Quality Income Realty Fund, Inc.	357,173	3,468,150
Corrections Corp. of America	226,777	7,470,034
Cousins Properties, Inc.	154,700	1,536,171
DCT Industrial Trust Inc.	725,900	4,856,271
Digital Realty Trust, Inc.	93,900	5,220,840
EastGroup Properties, Inc.	91,100	5,119,820
Essex Property Trust, Inc.	144,600	20,722,626
Extra Space Storage Inc.	99,700	4,110,631
Geo Group Inc. (The)	117,900	3,679,659
Government Properties Income Trust	255,250	5,967,745
Health Care REIT, Inc.	70,800	4,349,952
Healthcare Realty Trust, Inc.	246,400	5,541,536
Hersha Hospitality Trust	670,100	3,511,324
Highwoods Properties, Inc.	131,700	4,448,826
Hospitality Properties Trust	289,900	7,833,098
Host Hotels & Resorts Inc.	157,200	2,677,116
Kimco Realty Corp.	120,000	2,403,600
Liberty Property Trust	176,100	6,093,060
LTC Properties, Inc.	115,800	4,102,794
Mid-America Apartment Communities, Inc.	152,800	9,421,648
Pebblebrook Hotel Trust	101,600	2,600,960
Piedmont Office Realty Trust Inc.– Class A	590,200	10,139,636
Public Storage	60,577	9,248,291
Retail Opportunity Investments Corp.	854,800	11,061,112
RLJ Lodging Trust	182,100	4,184,658
Saul Centers, Inc.	81,400	3,533,574
Senior Housing Properties Trust	444,950	10,122,613
Simon Property Group, Inc.	83,300	12,130,979
Sovran Self Storage, Inc.	80,300	5,321,481
Tanger Factory Outlet Centers, Inc.	107,500	3,316,375
Urstadt Biddle Properties Inc.–Class A	99,400	1,941,282
Vornado Realty Trust	31,300	2,544,690
		256,342,865
Total Common Stocks & Other Equity Interests (Cost $618,462,000)		587,978,657

	Shares	Value
Preferred Stocks–20.61%
Australia–0.52%
Goodman PLUS Trust, 6.95% Unsec. Sub. Gtd. Floating Rate PLUS(b)	60,179	$5,291,065

United States–20.09%
Alexandria Real Estate Equities Inc., Series D, $1.75 Conv. Pfd.	425,000	10,757,813
Brandywine Realty Trust, Series E, 6.90% Pfd.	57,454	1,404,750
CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	199,700	4,938,581
CBL & Associates Properties, Inc., Series E, 6.63% Pfd.	408,000	9,343,200
Chesapeake Lodging Trust, Series A, 7.75% Pfd.	90,000	2,250,000
Coresite Realty Corp., Series A, 7.25% Pfd.	238,185	5,775,986
Corporate Office Properties Trust, Series L, 7.38% Pfd.	335,500	8,145,940
CubeSmart, Series A, 7.75% Pfd.	16,700	423,846
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	183,907	4,191,241
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	238,700	4,862,319
Duke Realty Corp., Series J, 6.63% Pfd.	163,849	3,948,761
Duke Realty Corp., Series L, 6.60% Pfd.	122,500	2,868,950
DuPont Fabros Technology, Inc., Series A, 7.88% Pfd.	159,400	3,921,240
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	205,400	4,985,058
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	14,196
EPR Properties, Series E, $2.25 Conv. Pfd.	111,000	3,214,560
EPR Properties, Series F, 6.63% Pfd.	78,000	1,716,000
Essex Property Trust, Inc., Series H, 7.13% Pfd.	201,907	5,205,162
Health Care REIT, Inc., Series I, $3.25 Conv. Pfd.	252,200	14,468,714
Health Care REIT, Inc., Series J, 6.50% Pfd.	186,678	4,433,603
Hersha Hospitality Trust, Series B, 8.00% Pfd.	176,500	4,474,275
Hersha Hospitality Trust, Series C, 6.88% Pfd.	57,907	1,325,491
Hudson Pacific Properties Inc., Series B, 8.38% Pfd.	177,816	4,536,086
Inland Real Estate Corp., Series A, 8.13% Pfd.	96,947	2,486,691
Kilroy Realty Corp., Series G, 6.88% Pfd.	274,000	6,439,000
Kilroy Realty Corp., Series H, 6.38% Pfd.	332,500	7,205,275
Kimco Realty Corp., Series K, 5.63% Pfd.	77,607	1,632,075
LaSalle Hotel Properties, Series G, 7.25% Pfd.	33,834	824,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Income Fund

	Shares	Value
United States–(continued)
LaSalle Hotel Properties, Series H, 7.50% Pfd.	153,900	$3,845,961
LaSalle Hotel Properties, Series I, 6.38% Pfd.	199,000	4,179,000
National Retail Properties Inc., Series D, 6.63% Pfd.	136,000	3,151,120
Pebblebrook Hotel Trust, Series A, 7.88% Pfd.	238,700	5,988,983
Pebblebrook Hotel Trust, Series B, 8.00% Pfd.	139,200	3,535,680
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	177,286	3,864,835
PS Business Parks, Inc., Series S, 6.45% Pfd.	120,000	2,792,400
PS Business Parks, Inc., Series U, 5.75% Pfd.	49,579	1,038,184
Public Storage, Series S, 5.90% Pfd.	40,000	913,200
Public Storage, Series T, 5.75% Pfd.	80,000	1,772,800
Regency Centers Corp., Series 6, 6.63% Pfd.	176,801	4,137,143
Regency Centers Corp., Series 7, 6.00% Pfd.	48,500	1,043,720
Saul Centers, Inc., Series C, 6.88% Pfd.	155,000	3,661,100
Senior Housing Properties Trust 5.63% Sr. Unsec. Pfd.	51,569	1,085,527
SL Green Realty Corp., Series I, 6.50% Pfd.	336,000	7,775,040
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.	160,371	3,990,030
Sun Communities, Inc., Series A, 7.13% Pfd.	9,470	231,542
Taubman Centers, Inc., Series J, 6.50% Pfd.	179,429	4,114,307
Taubman Centers, Inc., Series K, 6.25% Pfd.	316,000	6,917,240
Terreno Realty Corp., Series A, 7.75% Pfd.	71,631	1,808,683
Ventas Realty L.P./Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.	40,000	852,000
Vornado Realty Trust, Series G, 6.63% Pfd.	22,000	532,180
Vornado Realty Trust, Series I, 6.63% Pfd.	279,203	6,793,009
Weyerhaeuser Co., Series A, $3.19 Conv. Pfd.	97,000	5,158,460
		204,975,153
Total Preferred Stocks (Cost $227,236,347)		210,266,218

	Principal Amount		Value
Mortgage-Backed Securities–16.48%
Ireland–0.44%
DECO MHILL Ltd., Series 2012-MHLA, Class C, Floating Rate Pass Through Ctfs., 2.79%, 07/28/21(a)(b)(c)	GBP	1,166,667	$1,813,487
Series 2012-MHLX, Class C, Floating Rate Pass Through Ctfs., 2.78%, 07/28/21(b)(c)	GBP	1,000,000	1,554,411
Epic More London PLC, Series MLDN, Class E, Floating Rate Pass Through Ctfs., 1.36%, 07/15/17(b)(c)	GBP	750,000	1,075,764
			4,443,662

United Kingdom–2.59%
Hercules (Eclipse) PLC., Series 2006-4, Class A, Floating Rate Pass Through Ctfs., 0.75%, 10/25/18(b)(c)	GBP	1,888,246	2,714,064
Series 2006-4, Class B, Floating Rate Pass Through Ctfs., 0.86%, 10/25/18(b)(c)	GBP	3,842,446	5,057,031
LCP Proudreed PLC, Series 1, Class A, Floating Rate Pass Through Ctfs., 0.77%, 08/25/16(b)(c)	GBP	6,540,484	9,926,456
Triton European Loan Conduit PLC, Series 26X, Class C, Floating Rate Pass Through Ctfs., 0.75%, 10/25/19(b)(c)	GBP	144,136	222,251
Series 26X, Class F, Floating Rate Pass Through Ctfs., 1.01%, 10/25/19(b)(c)	GBP	64,997	99,374
Windermere XI CMBS PLC, Series X, Class A, Floating Rate Pass Through Ctfs., 0.76%, 04/24/17(b)(c)	GBP	5,528,093	8,374,130
			26,393,306

United States–13.45%
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Pass Through Ctfs., 4.95%, 11/11/41(a)		$50,000	52,905
Series 2005-PWR8, Class C, Pass Through Ctfs., 4.86%, 06/11/41		4,900,000	4,808,017
Series 2005-PWR8, Class D, Pass Through Ctfs., 4.90%, 06/11/41		11,305,000	10,240,244
Citigroup/Deutsche Commercial Mortgage Trust, Series 2005-CD1, Class E, Variable Rate Pass Through Ctfs., 5.39%, 07/15/44(b)		7,219,000	7,055,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Income Fund

	Principal Amount	Value
United States–(continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class G, Pass Through Ctfs., 4.62%, 05/15/38(a)	$25,000	$25,048
Series 2003-C5, Class G, Variable Rate Pass Through Ctfs., 5.75%, 12/15/36(a)(b)	2,350,000	2,322,814
Series 2005-C3, Class B, Pass Through Ctfs., 4.88%, 07/15/37	9,950,000	9,235,441
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C4, Class D, Variable Rate Pass Through Ctfs., 5.38%, 08/15/38(b)	2,950,000	2,893,466
Series 2005-C5, Class C, Pass Through Ctfs., 5.10%, 08/15/38	4,975,000	5,110,611
DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B4, Variable Rate Pass Through Ctfs., 7.40%, 06/10/31(a)(b)	25,693	25,727
FREMF Mortgage Trust, Series 2012-K705, Class C, Variable Rate Pass Through Ctfs., 4.31%, 09/25/44(a)(b)	5,000,000	4,754,605
Series 2012-KF01, Class C, Floating Rate Pass Through Ctfs., 4.44%, 10/25/44(a)(b)	1,278,000	1,323,582
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, Variable Rate Pass Through Ctfs., 3.55%, 12/10/27(a)(b)	1,000,000	874,394
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class G, Variable Rate Pass Through Ctfs., 3.77%, 01/10/30(a)(b)	4,000,000	3,721,556
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class F, Variable Rate Pass Through Ctfs., 5.25%, 01/15/42(a)(b)	7,950,000	7,336,439
Series 2012-PHH, Class D, Floating Rate Pass Through Ctfs., 3.45%, 10/15/25(a)(b)	3,250,000	3,280,906
Series 2012-PHH, Class E, Floating Rate Pass Through Ctfs., 3.45%, 10/15/25(a)(b)	1,250,000	1,243,648
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/46(a)	1,927,389	2,018,263
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class C, Pass Through Ctfs., 4.84%, 02/15/40	170,000	175,211
Series 2006-C4, Class AJ, Pass Through Ctfs., 6.08%, 06/15/38	4,260,000	4,365,776

	Principal Amount	Value
United States–(continued)
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class F, Variable Rate Pass Through Ctfs., 5.85%, 11/12/35(a)(b)	$937,000	$909,663
Series 2004-MKB1, Class B, Variable Rate Pass Through Ctfs., 5.28%, 02/12/42(b)	25,000	25,604
Series 2005-MCP1, Class E, Variable Rate Pass Through Ctfs., 5.13%, 06/12/43(a)(b)	4,500,000	4,380,064
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class CK, Pass Through Ctfs., 4.30%, 10/15/30(a)	3,900,000	3,228,030
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class AJ, Pass Through Ctfs., 5.38%, 11/14/42	5,360,000	5,592,640
Series 2005-IQ10, Class B, Variable Rate Pass Through Ctfs., 5.44%, 09/15/42(b)	6,475,000	6,585,551
Series 2006-HQ8, Class C, Variable Rate Pass Through Ctfs., 5.68%, 03/12/44(b)	7,819,000	7,365,099
Series 2006-HQ8, Class D, Variable Rate Pass Through Ctfs., 5.68%, 03/12/44(b)	7,400,000	6,779,688
Series 2006-HQ9, Class D, Pass Through Ctfs., 5.86%, 07/12/44	8,859,000	8,634,367
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.86%, 10/15/42(b)	270,000	249,261
Series 2007-TOP27, Class AJ, Variable Rate Pass Through Ctfs., 5.82%, 06/11/42(b)	7,400,000	7,780,216
Series 2007-TOP27, Class AM, Variable Rate Pass Through Ctfs., 5.82%, 06/11/42(b)	25,000	27,211
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class 175B, Pass Through Ctfs., 6.04%, 10/15/41(a)	2,700,000	2,689,130
Series 2004-C15, Class 175C, Pass Through Ctfs., 6.04%, 10/15/41(a)	396,000	392,500
Series 2005-C16, Class TO, Variable Rate Pass Through Ctfs., 5.62%, 10/15/41(a)(b)	430,298	431,374
Series 2005-C17, Class G, Variable Rate Pass Through Ctfs., 5.59%, 03/15/42(a)(b)	2,100,000	1,855,625
Series 2005-C19, Class F, Variable Rate Pass Through Ctfs., 5.61%, 05/15/44(a)(b)	900,000	912,997
Series 2005-C19, Class G, Variable Rate Pass Through Ctfs., 5.62%, 05/15/44(a)(b)	5,000,000	5,015,598
Series 2005-C21, Class D, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(b)	3,450,000	3,550,940
		137,269,621
Total Mortgage-Backed Securities (Cost $165,432,826)		168,106,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Income Fund

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–1.95%
Brazil–0.59%
BR Properties S.A., Sr. Unsec. Gtd. Notes, 9.00%(a)(d)	$6,200,000	$6,020,426

China–1.27%
Agile Property Holdings Ltd., Sr. Unsec. Gtd. Euro Notes, 9.88%, 03/20/17	2,500,000	2,687,500
Country Garden Holdings Co. Ltd., Sr. Unsec. Gtd. Notes, 11.13%, 02/23/18(a)	2,500,000	2,800,552
11.75%, 09/10/14(a)	1,000,000	1,086,187
Franshion Development Ltd., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/21(a)	1,000,000	1,011,356
KWG Property Holdings Ltd., Sr. Unsec. Gtd. Euro Notes, 13.25%, 03/22/17	2,500,000	2,859,630
Sr. Unsec. Gtd. Notes, 12.50%, 08/18/17(a)	2,300,000	2,547,250
		12,992,475

United States–0.09%
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	900,000	932,625
Total U.S. Dollar Denominated Bonds & Notes (Cost $19,882,949)		19,945,526

	Principal Amount	Value
Non U.S. Dollar Denominated Bonds & Notes–0.28%(c)
Australia–0.28%
General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/19 (Cost $3,248,471)	AUD 2,980,000	$2,849,005

	Shares
Money Market Funds–2.22%
Liquid Assets Portfolio–Institutional Class(e)	11,339,632	11,339,632
Premier Portfolio–Institutional Class(e)	11,339,632	11,339,632
Total Money Market Funds (Cost $22,679,264)		22,679,264
TOTAL INVESTMENTS–99.16% (Cost $1,056,941,857)		1,011,825,259
OTHER ASSETS LESS LIABILITIES–0.84%		8,571,801
NET ASSETS–100.00%		$1,020,397,060

Investment Abbreviations:

AUD	– Australian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
GBP	– British Pound
Gtd.	– Guaranteed
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
PLUS	– Perpetual Listed Unsecured Securities
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2013 was $62,999,913, which represented 6.17% of the Fund's Net Assets.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2013.
(c)	Foreign denominated security. Principal amount is denominated in currency indicated.
(d)	Perpetual bond with no specified maturity date.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $1,034,262,593)	$989,145,995
Investments in affiliated money market funds, at value and cost	22,679,264
Total investments, at value (Cost $1,056,941,857)	1,011,825,259
Foreign currencies, at value (Cost $3,390,278)	3,380,679
Receivable for:
Investments sold	197,954
Fund shares sold	5,167,244
Dividends and interest	2,769,797
Principal paydowns	312,722
Investment for trustee deferred compensation and retirement plans	39,062
Other assets	92,654
Total assets	1,023,785,371

Liabilities:
Payable for:
Fund shares reacquired	2,524,030
Accrued fees to affiliates	642,967
Accrued trustees’ and officers’ fees and benefits	5,152
Accrued other operating expenses	100,923
Trustee deferred compensation and retirement plans	115,239
Total liabilities	3,388,311
Net assets applicable to shares outstanding	$1,020,397,060

Net assets consist of:
Shares of beneficial interest	$1,050,423,809
Undistributed net investment income	3,702,802
Undistributed net realized gain	11,402,399
Net unrealized appreciation (depreciation)	(45,131,950)
$1,020,397,060

Net Assets:
Class A	$615,875,691
Class B	$1,822,166
Class C	$108,877,733
Class Y	$270,195,883
Class R5	$23,565,461
Class R6	$60,126

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	72,245,435
Class B	214,198
Class C	12,800,612
Class Y	31,782,645
Class R5	2,767,119
Class R6	7,054
Class A:
Net asset value per share	$8.52
Maximum offering price per share
(Net asset value of $8.52 ÷ 94.50%)	$9.02
Class B:
Net asset value and offering price per share	$8.51
Class C:
Net asset value and offering price per share	$8.51
Class Y:
Net asset value and offering price per share	$8.50
Class R5:
Net asset value and offering price per share	$8.52
Class R6:
Net asset value and offering price per share	$8.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $1,928,407)	$35,962,663
Dividends from affiliated money market funds	38,709
Interest (net of foreign withholding taxes of $ 14,800)	9,209,460
Total investment income	45,210,832

Expenses:
Advisory fees	6,353,758
Administrative services fees	222,509
Custodian fees	178,571
Distribution fees:
Class A	1,303,587
Class B	18,790
Class C	811,110
Transfer Agent Fees — A, B, C and Y	1,399,254
Transfer agent fees — R5	27,353
Transfer agent fees – R6	680
Trustees’ and officers’ fees and benefits	46,322
Other	531,176
Total expenses	10,893,110
Less: Fees waived and expense offset arrangement(s)	(58,380)
Net expenses	10,834,730
Net investment income	34,376,102

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	20,306,651
Foreign currencies	114,176
20,420,827
Change in net unrealized appreciation (depreciation) of:
Investment securities	(78,715,545)
Foreign currencies	(34,886)
Foreign currency contracts	(86)
(78,750,517)
Net realized and unrealized gain (loss)	(58,329,690)
Net increase (decrease) in net assets resulting from operations	$(23,953,588)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$34,376,102	$17,796,301
Net realized gain	20,420,827	5,140,914
Change in net unrealized appreciation (depreciation)	(78,750,517)	23,779,964
Net increase (decrease) in net assets resulting from operations	(23,953,588)	46,717,179

Distributions to shareholders from net investment income:
Class A	(25,666,681)	(10,974,958)
Class B	(85,901)	(66,882)
Class C	(3,226,317)	(1,252,416)
Class Y	(11,045,614)	(2,665,994)
Class R5	(1,588,351)	(1,805,834)
Class R6	(305,539)	—
Total distributions from net investment income	(41,918,403)	(16,766,084)

Share transactions–net:
Class A	336,455,070	96,606,755
Class B	313,925	(276,855)
Class C	72,059,586	15,641,770
Class Y	173,687,611	82,201,168
Class R5	(5,198,420)	(7,962,465)
Class R6	(509,175)	—
Net increase in net assets resulting from share transactions	576,808,597	186,210,373
Net increase in net assets	510,936,606	216,161,468

Net assets:
Beginning of year	509,460,454	293,298,986
End of year (includes undistributed net investment income of $3,702,802 and $3,560,721, respectively)	$1,020,397,060	$509,460,454

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on

17                         Invesco Global Real Estate Income Fund

an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

18                         Invesco Global Real Estate Income Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

19                         Invesco Global Real Estate Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursemnt (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursemnt to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $57,127.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $602,366 in front-end sales commissions from the sale of Class A shares and $85, $1,635 and $13,921 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

20                         Invesco Global Real Estate Income Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2013, there were transfers from Level 1 to Level 2 of $47,431,739 and from Level 2 to Level 1 of $28,692,392, due to foreign fair value adjustments, additionally, there were transfers from Level 2 to Level 1 of $4,137,143, due to securities trading on an exchange.

	Level 1	Level 2	Level 3	Total
Australia	$5,291,065	$57,287,736	$—	$62,578,801
Brazil	—	6,020,426	—	6,020,426
Canada	47,315,081	—	—	47,315,081
China	—	18,773,995	—	18,773,995
France	9,482,986	15,275,653	—	24,758,639
Germany	7,091,345	—	—	7,091,345
Hong Kong	2,643,114	15,027,582	—	17,670,696
Ireland	—	4,443,662	—	4,443,662
Japan	11,407,775	65,664,263	—	77,072,038
New Zealand	2,215,532	—	—	2,215,532
Singapore	—	39,834,158	—	39,834,158
South Africa	6,650,992	3,140,617	—	9,791,609
Sweden	2,082,597	—	—	2,082,597
United Kingdom	43,583,846	26,393,306	—	69,977,152
United States	473,225,273	148,974,255	—	622,199,528
Total Investments	$610,989,606	$400,835,653	$—	$1,011,825,259

NOTE 4—Derivative Investments

Effect of Derivative Investments for the year ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(86)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,253.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

21                         Invesco Global Real Estate Income Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$41,918,403	$16,766,084

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$11,020,876
Undistributed long-term gain	11,976,125
Net unrealized appreciation (depreciation) — investments	(52,898,488)
Net unrealized appreciation (depreciation) — other investments	(15,352)
Temporary book/tax differences	(109,910)
Shares of beneficial interest	1,050,423,809
Total net assets	$1,020,397,060

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $180,408 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of August 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $1,073,933,225 and $511,351,215, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$21,920,282
Aggregate unrealized (depreciation) of investment securities	(74,818,770)
Net unrealized appreciation (depreciation) of investment securities	$(52,898,488)

Cost of investments for tax purposes is $1,064,723,747.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on August 31, 2013, undistributed net investment income was increased by $7,684,382, undistributed net realized gain was decreased by $7,575,089 and shares of beneficial interest was decreased by $109,293. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Global Real Estate Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	51,782,661	$473,071,246	18,683,381	$159,199,288
Class B	92,521	840,179	46,872	393,823
Class C	9,354,648	86,167,442	2,369,846	20,158,359
Class Y	28,585,952	260,842,380	11,969,982	101,722,029
Class R5	1,792,319	16,207,911	2,439,672	20,294,421
Class R6(b)	1,058,633	9,542,340	—	—

Issued as reinvestment of dividends:
Class A	2,262,975	20,143,201	943,687	7,809,770
Class B	8,184	72,954	6,776	55,840
Class C	310,380	2,758,916	123,735	1,024,338
Class Y	1,013,301	9,002,041	246,272	2,050,366
Class R5	165,684	1,478,806	198,667	1,639,410
Class R6	34,061	305,436	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	34,937	321,041	34,166	290,854
Class B	(34,993)	(321,041)	(34,221)	(290,854)

Reacquired:
Class A	(17,336,317)	(157,080,418)	(8,381,414)	(70,693,157)
Class B	(30,996)	(278,167)	(51,839)	(435,664)
Class C	(1,869,410)	(16,866,772)	(658,315)	(5,540,927)
Class Y	(10,617,706)	(96,156,810)	(2,540,668)	(21,571,227)
Class R5	(2,548,470)	(22,885,137)	(3,552,032)	(29,896,296)
Class R6	(1,085,640)	(10,356,951)	—	—
Net increase in share activity	62,972,724	$576,808,597	21,844,567	$186,210,373

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

23                         Invesco Global Real Estate Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period		Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/13	$8.97	$0.36	$(0.31)	$0.05	$(0.50)	$8.52		0.43%	$615,876	1.26	%(d)	1.27	%(d)	4.00	%(d)	63%
Year ended 08/31/12	8.39	0.41	0.57	0.98	(0.40)	8.97	(e)	12.19	318,464	1.31		1.31		4.82		49
Year ended 08/31/11	7.77	0.32	0.61	0.93	(0.31)	8.39		12.11	203,100	1.30		1.30		3.83		101
Year ended 08/31/10	6.62	0.28	1.14	1.42	(0.27)	7.77		21.85	147,568	1.37		1.38		3.93		77
Year ended 08/31/09	8.38	0.27	(1.75)	(1.48)	(0.28)	6.62		(17.12)	94,979	1.73		1.74		4.83		59
Class B
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	8.51		(0.23)	1,822	2.01	(d)	2.02	(d)	3.25	(d)	63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	8.95	(e)	11.49	1,606	2.06		2.06		4.07		49
Year ended 08/31/11	7.75	0.26	0.59	0.85	(0.24)	8.36		11.15	1,772	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14	1.37	(0.22)	7.75		21.02	1,676	2.12		2.13		3.18		77
Year ended 08/31/09	8.37	0.23	(1.77)	(1.54)	(0.23)	6.60		(17.91)	680	2.48		2.49		4.08		59
Class C
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	8.51		(0.23)	108,878	2.01	(d)	2.02	(d)	3.25	(d)	63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	8.95	(e)	11.49	44,790	2.06		2.06		4.07		49
Year ended 08/31/11	7.75	0.26	0.59	0.85	(0.24)	8.36		11.15	26,511	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14	1.37	(0.22)	7.75		21.02	16,692	2.12		2.13		3.18		77
Year ended 08/31/09	8.38	0.23	(1.78)	(1.55)	(0.23)	6.60		(18.00)	4,296	2.48		2.49		4.08		59
Class Y
Year ended 08/31/13	8.95	0.39	(0.32)	0.07	(0.52)	8.50		0.68	270,196	1.01	(d)	1.02	(d)	4.25	(d)	63
Year ended 08/31/12	8.36	0.43	0.58	1.01	(0.42)	8.95	(e)	12.62	114,525	1.06		1.06		5.07		49
Year ended 08/31/11	7.75	0.34	0.60	0.94	(0.33)	8.36		12.28	26,139	1.05		1.05		4.08		101
Year ended 08/31/10	6.60	0.31	1.13	1.44	(0.29)	7.75		22.21	22,047	1.12		1.13		4.18		77
Year ended 08/31/09(f)	7.15	0.26	(0.63)	(0.37)	(0.18)	6.60		(4.23)	2,755	1.53	(g)	1.53	(g)	5.03	(g)	59
Class R5
Year ended 08/31/13	8.96	0.39	(0.30)	0.09	(0.53)	8.52		0.85	23,565	0.94	(d)	0.95	(d)	4.32	(d)	63
Year ended 08/31/12	8.38	0.44	0.57	1.01	(0.43)	8.96	(e)	12.63	30,076	0.98		0.98		5.15		49
Year ended 08/31/11	7.76	0.35	0.61	0.96	(0.34)	8.38		12.52	35,777	0.96		0.96		4.17		101
Year ended 08/31/10	6.62	0.32	1.13	1.45	(0.31)	7.76		22.27	37,711	0.92		0.93		4.38		77
Year ended 08/31/09	8.39	0.31	(1.77)	(1.46)	(0.31)	6.62		(16.75)	33,753	1.11		1.12		5.45		59
Class R6
Year ended 08/31/13(f)	8.98	0.38	(0.41)	(0.03)	(0.43)	8.52		(0.49)	60	0.86	(d)(g)	0.87	(d)(g)	4.40	(d)(g)	63

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $521,435, $1,879, $81,111, $223,189, $27,348 and $5,488 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(f)	Commencement date of October 3, 2008 for Class Y shares and September 24, 2012 for Class R6 shares.
(g)	Annualized.

24                         Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust) hereafter referred to as the “Fund”) at August 31, 2013 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

25                         Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$940.10	$6.16	$1,018.85	$6.41	1.26%
B	1,000.00	937.40	9.82	1,015.07	10.21	2.01
C	1,000.00	936.30	9.81	1,015.07	10.21	2.01
Y	1,000.00	941.10	4.94	1,020.11	5.14	1.01
R5	1,000.00	942.70	4.55	1,020.52	4.74	0.93
R6	1,000.00	943.10	4.07	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Real Estate Income Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Real Estate Funds Index. The Board noted

27                         Invesco Global Real Estate Income Fund

that performance of Class A shares of the Fund was in the fifth quintile of the Lipper performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective advisory fee rate was below the rate of one fund sub-advised by Invesco Advisers with investment strategies comparable to those of the Fund.

Other than the fund noted above, the Board noted that Invesco Advisers and its affiliates do not advise other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

28                         Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0.25%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 GREI-AR-1 Invesco Distributors, Inc.

Letters to Shareholders

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2	Invesco Growth and Income Fund

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Class A shares of Invesco Growth and Income Fund, at net asset value (NAV), outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. Both sector allocation and stock selection positively impacted overall performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	23.57%
Class B Shares	23.57
Class C Shares	22.63
Class R Shares	23.26
Class Y Shares	23.86
Class R5 Shares	23.96
Class R6 Shares*	24.05
S&P 500 Index‚ (Broad Market Index)	18.70
Russell 1000 Value Index■(Style-Specific Index)	23.10
Lipper Large-Cap Value Funds Index♦(Peer Group Index)	23.03

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■ Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We call our investment philosophy within stock investing “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are undervalued, under-earning relative to their potential and out of favor with investors. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.

We initially identify potential investments through a series of quantitative screens, which look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

In short, our objective is to exploit perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The fiscal year ended August 31, 2013, began with some downward volatility in US equity markets. Starting in the fall of 2012, markets began an upward trend that continued through much of the reporting period. In early fall, the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing (QE), or fiscal stimulus, which caused consumer sentiment to improve. Uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013, however, made many businesses hesitant to spend during the first quarter of the year. However, for the first time in years, markets appeared willing to look past headline events.

    From late May through June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing QE. Since December 2012, the Fed has purchased $85 billion1 of US Treasuries and mortgage-backed securities each month to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off, which caused bonds, stocks and commodities to decline. Precious metals were particularly hard hit, and fixed-income investors scrambled to sell bonds in anticipation of higher yields. The markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued to rise.

    Most US equity market indexes delivered double-digit gains and all sectors of

Portfolio Composition
By sector

Financials	27.6%
Health Care	14.3
Information Technology	11.7
Consumer Discretionary	10.9
Consumer Staples	9.8
Energy	8.9
Industrials	7.9
Telecommunication Services	2.2
Materials	2.0
Utilities	1.7
Money Market Funds
Plus Other Assets Less Liabilities	3.0

	Top 10 Equity Holdings*

1.	JPMorganChase & Co.	4.2%
2.	CitigroupInc.	3.5
3.	ViacomInc.-Class B	2.9
4.	GeneralElectric Co.	2.9
5.	AvonProducts, Inc.	2.4
6.	MicrosoftCorp.	2.2
7.	Marsh& McLennan Cos., Inc.	2.2
8.	MorganStanley	2.2
9.	PNC Financial Services Group, Inc.	2.2
10.	TimeWarner Cable Inc.	2.0

Total Net Assets	$8.2 billion

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

5	Invesco Growth and Income Fund

the Russell 1000 Value Index posted positive returns, with the exception of the telecommunication services sector, which posted a slightly negative return.

    Strong stock selection within the financials sector was a large contributor to relative Fund performance versus the style-specific benchmark. Notably, the lack of exposure to real estate was also a large driver of Fund performance, as the real estate industry posted negative performance for the reporting period. Within the diversified financials industry, JPMorgan Chase and Citigroup were top performers on a relative and absolute basis.

    Stock selection and a material underweight position in the energy sector were also large contributors to Fund performance for the reporting period. Chevron, an integrated energy company, and Halliburton, an oil and gas services company, were among the top performing holdings for the Fund. One of the largest contributors to relative Fund performance was a material underweight position in Exxon Mobil versus the Russell 1000 Value Index, as the stock delivered low single-digit returns for the reporting period, underperforming both the energy sector and the style-specific benchmark.

    Strong stock selection and an underweight position in the materials sector was another driver of relative Fund performance versus the style-specific benchmark. Notably, paint and glass company PPG Industries was a top contributor in this sector, as the company had improved earnings throughout the reporting period and acquired a coatings business that investors viewed as favorable. Additionally, not owning precious metals and minerals stocks contributed to the Fund’s performance versus the style-specific benchmark, as those stocks suffered due to a sell-off in gold and precious metals during much of 2013.

    Stock selection and an underweight position in the telecommunication services sector versus the style-specific benchmark also helped the Fund’s relative performance. Not owning AT&T was the largest driver of relative performance, as the stock posted negative returns for the reporting period.

    A material underweight position in the utilities sector was also a contributor to relative Fund performance, as it was the second-worst performing sector for the style-specific benchmark.

    Stock selection and an overweight position in the health care sector also contributed to relative performance. Health care equipment and services companies like Cigna and Wellpoint were top performers for the Fund.

    On the opposite side of the spectrum, stock selection within the information technology sector detracted from relative performance. Specifically, within the software and services industry, non-benchmark holdings such as Microsoft and Western Union (no longer held by the Fund) underperformed the style-specific benchmark and sector. Having little exposure to technology hardware and equipment companies hurt relative performance, as the industry generally performed well over the reporting period.

    The Fund attempts to remain fully invested, targeting cash below 5% under normal market environments. Even though we had an average cash position within our acceptable range during the reporting period, cash detracted from Fund performance in a strong equity market.

    Stock selection and an underweight position in the industrials sector also detracted from relative Fund performance versus the style-specific benchmark. More specifically, select holdings within capital goods and commercial and professional services detracted the most from performance.

    Stock selection in the consumer discretionary sector also hurt relative performance. Strong stock selection within the media industry was offset by the negative effects of stock selection and having little exposure to the automobiles industry, which performed well during the reporting period.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Growth and Income Fund. He joined Invesco in 2010.
Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Mary Jane Maly Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth and Income Fund. She joined Invesco in 2010.
Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a
BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010.
Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5	Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.40%
10 Years	7.21
5 Years	6.32
1 Year	16.79

Class B Shares
Inception (8/2/93)	9.42%
10 Years	7.60
5 Years	7.22
1 Year	18.57

Class C Shares
Inception (8/2/93)	8.94%
10 Years	7.02
5 Years	6.74
1 Year	21.63

Class R Shares
Inception (10/1/02)	8.64%
10 Years	7.54
5 Years	7.26
1 Year	23.26

Class Y Shares
Inception (10/19/04)	7.46%
5 Years	7.79
1 Year	23.86

Class R5 Shares
10 Years	7.95%
5 Years	7.81
1 Year	23.96

Class R6 Shares
10 Years	7.86%
5 Years	7.62
1 Year	24.05

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.40%
10 Years	7.37
5 Years	6.20
1 Year	18.40

Class B Shares
Inception (8/2/93)	9.40%
10 Years	7.75
5 Years	7.08
1 Year	20.22

Class C Shares
Inception (8/2/93)	8.93%
10 Years	7.19
5 Years	6.63
1 Year	23.34

Class R Shares
Inception (10/1/02)	8.60%
10 Years	7.70
5 Years	7.15
1 Year	24.93

Class Y Shares
Inception (10/19/04)	7.37%
5 Years	7.67
1 Year	25.57

Class R5 Shares
10 Years	8.10%
5 Years	7.67
1 Year	25.68

Class R6 Shares
10 Years	8.01%
5 Years	7.49
1 Year	25.70

fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.84%, 0.84%, 1.56%, 1.09%, 0.59%, 0.47% and 0.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is to seek income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging markets issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
■	Investing in real estate investment trust (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ACGIX
Class B Shares	ACGJX
Class C Shares	ACGKX
Class R Shares	ACGLX
Class Y Shares	ACGMX
Class R5 Shares	ACGQX
Class R6 Shares	GIFFX

8	Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–97.03%
Aerospace & Defense–0.65%
General Dynamics Corp.	639,407	$53,230,633

Agricultural Products–1.36%
Archer-Daniels-Midland Co.	3,163,128	111,373,737

Application Software–1.56%
Adobe Systems Inc.(b)	2,804,304	128,296,908

Asset Management & Custody Banks–2.23%
Northern Trust Corp.	1,413,080	77,535,700
State Street Corp.	1,586,368	105,842,473
		183,378,173

Automobile Manufacturers–1.24%
General Motors Co.(b)	2,996,457	102,119,255

Biotechnology–1.68%
Amgen Inc.	1,263,481	137,643,620

Cable & Satellite–3.96%
Comcast Corp.–Class A	3,776,736	158,962,818
Time Warner Cable Inc.	1,544,604	165,813,240
		324,776,058

Diversified Banks–2.42%
Comerica Inc.	2,065,976	84,374,460
Wells Fargo & Co.	2,775,106	114,001,354
		198,375,814

Diversified Chemicals–2.02%
Dow Chemical Co. (The)	2,842,563	106,311,856
PPG Industries, Inc.	379,036	59,209,214
		165,521,070

Electric Utilities–1.74%
Edison International	856,789	39,318,047
FirstEnergy Corp.	745,343	27,928,002
Pinnacle West Capital Corp.	1,398,696	75,907,232
		143,153,281

Electronic Components–0.71%
Corning Inc.	4,125,033	57,915,463

Food Distributors–1.22%
Sysco Corp.	3,128,744	100,182,383

Health Care Equipment–1.50%
Medtronic, Inc.	2,382,055	123,271,346

Home Improvement Retail–0.72%
Home Depot, Inc. (The)	790,542	58,887,474

Hotels, Resorts & Cruise Lines–1.04%
Carnival Corp.	2,355,098	84,995,487

	Shares	Value
Household Products–1.51%
Procter & Gamble Co. (The)	1,595,225	$124,252,075

Industrial Conglomerates–2.85%
General Electric Co.	10,095,151	233,601,794

Industrial Machinery–1.06%
Ingersoll-Rand PLC	1,475,477	87,259,710

Insurance Brokers–3.81%
Aon PLC	1,178,969	78,259,962
Marsh & McLennan Cos., Inc.	4,305,329	177,508,715
Willis Group Holdings PLC	1,373,230	56,686,934
		312,455,611

Integrated Oil & Gas–3.58%
Chevron Corp.	1,270,997	153,066,169
Exxon Mobil Corp.	955,468	83,278,591
Occidental Petroleum Corp.	653,841	57,675,314
		294,020,074

Integrated Telecommunication Services–0.53%
Verizon Communications Inc.	925,492	43,849,811

Internet Software & Services–1.89%
eBay Inc.(b)	3,104,938	155,215,851

Investment Banking & Brokerage–4.44%
Charles Schwab Corp. (The)	5,833,112	121,795,378
Goldman Sachs Group, Inc. (The)	433,953	66,017,270
Morgan Stanley	6,862,092	176,767,490
		364,580,138

IT Consulting & Other Services–1.09%
Amdocs Ltd.	2,434,385	89,731,431

Managed Health Care–3.96%
Cigna Corp.	1,119,189	88,068,982
UnitedHealth Group Inc.	1,379,016	98,930,608
WellPoint, Inc.	1,618,963	137,838,510
		324,838,100

Movies & Entertainment–3.50%
Time Warner Inc.	840,798	50,893,503
Viacom Inc.–Class B	2,966,924	236,048,473
		286,941,976

Oil & Gas Equipment & Services–1.82%
Baker Hughes Inc.	1,659,698	77,159,360
Halliburton Co.	1,503,910	72,187,680
		149,347,040

Oil & Gas Exploration & Production–2.72%
Anadarko Petroleum Corp.	1,365,103	124,797,716
Canadian Natural Resources Ltd. (Canada)	3,241,428	98,907,715
		223,705,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Growth and Income Fund

	Shares	Value
Oil & Gas Storage & Transportation–0.73%
Williams Cos., Inc. (The)	1,660,545	$60,178,151

Other Diversified Financial Services–8.92%
Bank of America Corp.	4,632,925	65,416,901
Citigroup Inc.	5,876,224	283,997,906
ING U.S. Inc.	1,304,267	37,562,890
JPMorgan Chase & Co.	6,835,291	345,387,254
		732,364,951

Packaged Foods & Meats–2.30%
Mondelez International Inc.–Class A	4,744,110	145,501,854
Unilever N.V.–New York Shares (Netherlands)	1,148,927	43,234,123
		188,735,977

Personal Products–2.44%
Avon Products, Inc.	10,142,582	200,518,846

Pharmaceuticals–7.18%
Bristol-Myers Squibb Co.	1,866,345	77,807,923
Eli Lilly & Co.	1,811,050	93,087,970
Merck & Co., Inc.	3,133,741	148,194,612
Novartis AG (Switzerland)	1,315,673	95,946,274
Novartis AG–ADR (Switzerland)	119,384	8,712,644
Pfizer Inc.	3,366,872	94,979,459
Teva Pharmaceutical Industries Ltd.– ADR (Israel)	1,857,913	71,009,435
		589,738,317

Property & Casualty Insurance–0.79%
Chubb Corp. (The)	777,703	64,681,558

Publishing–0.50%
Thomson Reuters Corp. (Canada)	1,264,444	41,439,862

Railroads–0.81%
CSX Corp.	2,697,464	66,384,589

Regional Banks–4.18%
BB&T Corp.	2,588,691	87,911,946
Fifth Third Bancorp	4,273,634	78,164,766

	Shares	Value
Regional Banks–(continued)
PNC Financial Services Group, Inc.	2,445,707	$176,751,245
		342,827,957

Security & Alarm Services–2.53%
ADT Corp. (The)	1,996,135	79,506,057
Tyco International Ltd.	3,883,770	128,319,761
		207,825,818

Semiconductor Equipment–1.87%
Applied Materials, Inc.	10,222,963	153,446,675

Semiconductors–1.02%
Texas Instruments Inc.	2,194,732	83,838,762

Soft Drinks–0.92%
Coca-Cola Co. (The)	1,989,010	75,940,402

Specialized Finance–0.81%
CME Group Inc.–Class A	938,216	66,716,540

Systems Software–3.51%
Microsoft Corp.	5,348,829	178,650,888
Symantec Corp.	4,279,226	109,590,978
		288,241,866

Wireless Telecommunication Services–1.71%
Vodafone Group PLC–ADR (United Kingdom)	4,333,866	140,200,565
Total Common Stocks & Other Equity Interests (Cost $6,025,353,935)		7,966,000,580

Money Market Funds–2.99%
Liquid Assets Portfolio–Institutional Class(c)	122,624,468	122,624,468
Premier Portfolio–Institutional Class(c)	122,624,467	122,624,467
Total Money Market Funds (Cost $245,248,935)		245,248,935
TOTAL INVESTMENTS–100.02% (Cost $6,270,602,870)		8,211,249,515
OTHER ASSETS LESS LIABILITIES–(0.02)%		(1,506,614)
NET ASSETS–100.00%		$8,209,742,901

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $6,025,353,935)	$7,966,000,580
Investments in affiliated money market funds, at value and cost	245,248,935
Total investments, at value (Cost $6,270,602,870)	8,211,249,515
Foreign currencies, at value (Cost $22)	22
Receivable for:
Fund shares sold	8,509,250
Dividends	16,452,239
Fund expenses absorbed	6,102
Foreign currency contracts outstanding	1,634,238
Investment for trustee deferred compensation and retirement plans	74,554
Other assets	77,311
Total assets	8,238,003,231

Liabilities:
Payable for:
Investments purchased	12,725,451
Fund shares reacquired	9,281,860
Accrued fees to affiliates	5,577,198
Accrued trustees’ and officers’ fees and benefits	18,898
Accrued other operating expenses	134,466
Trustee deferred compensation and retirement plans	522,457
Total liabilities	28,260,330
Net assets applicable to shares outstanding	$8,209,742,901

Net assets consist of:
Shares of beneficial interest	$6,167,962,323
Undistributed net investment income	32,190,683
Undistributed net realized gain	67,307,874
Unrealized appreciation	1,942,282,021
$8,209,742,901

Net Assets:
Class A	$4,766,859,776
Class B	$101,722,935
Class C	$289,458,048
Class R	$170,691,045
Class Y	$1,826,645,769
Class R5	$718,816,358
Class R6	$335,548,970

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	191,259,834
Class B	4,109,924
Class C	11,727,418
Class R	6,846,755
Class Y	73,229,759
Class R5	28,792,024
Class R6	13,435,696
Class A:
Net asset value per share	$24.92
Maximum offering price per share
(Net asset value of $24.92 ÷ 94.50%)	$26.37
Class B:
Net asset value and offering price per share	$24.75
Class C:
Net asset value and offering price per share	$24.68
Class R:
Net asset value and offering price per share	$24.93
Class Y:
Net asset value and offering price per share	$24.94
Class R5:
Net asset value and offering price per share	$24.97
Class R6:
Net asset value and offering price per share	$24.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $1,098,948)	$164,653,401
Dividends from affiliated money market funds	469,510
Total investment income	165,122,911

Expenses:
Advisory fees	26,869,282
Administrative services fees	706,779
Custodian fees	199,607
Distribution fees:
Class A	11,277,889
Class B	287,654
Class C	2,714,672
Class R	800,153
Transfer agent fees — A, B, C, R and Y	12,588,307
Transfer agent fees — R5	659,947
Transfer agent fees — R6	6,827
Trustees’ and officers’ fees and benefits	259,817
Other	970,469
Total expenses	57,341,403
Less: Fees waived and expense offset arrangement(s)	(661,539)
Net expenses	56,679,864
Net investment income	108,443,047

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $555,165 and net gains from a redemption-in-kind of $32,433,272)	350,816,899
Foreign currencies	(1,997)
Foreign currency contracts	(2,410,724)
Option contracts written	1,183,509
349,587,687
Change in net unrealized appreciation of:
Investment securities	1,107,519,556
Foreign currencies	1,138
Foreign currency contracts	5,255,384
1,112,776,078
Net realized and unrealized gain	1,462,363,765
Net increase in net assets resulting from operations	$1,570,806,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$108,443,047	$118,111,860
Net realized gain	349,587,687	118,506,049
Change in net unrealized appreciation	1,112,776,078	759,000,887
Net increase in net assets resulting from operations	1,570,806,812	995,618,796

Distributions to shareholders from net investment income:
Class A	(67,443,335)	(59,605,705)
Class B	(1,795,917)	(2,152,331)
Class C	(2,104,718)	(1,777,886)
Class R	(1,994,383)	(1,802,136)
Class Y	(28,763,044)	(25,675,865)
Class R5	(11,863,944)	(8,285,467)
Class R6	(2,246,832)	—
Total distributions from net investment income	(116,212,173)	(99,299,390)

Share transactions–net:
Class A	(374,596,526)	(444,348,164)
Class B	(45,861,702)	(67,147,189)
Class C	(17,556,960)	(36,595,581)
Class R	(7,843,983)	(19,883,547)
Class Y	(1,106,001)	(243,908,937)
Class R5	(101,402,342)	329,867,182
Class R6	308,180,509	—
Net increase (decrease) in net assets resulting from share transactions	(240,187,005)	(482,016,236)
Net increase in net assets	1,214,407,634	414,303,170

Net assets:
Beginning of year	6,995,335,267	6,581,032,097
End of year (includes undistributed net investment income of $32,190,683 and $39,825,760, respectively)	$8,209,742,901	$6,995,335,267

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

13                         Invesco Growth and Income Fund

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco Growth and Income Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Call Options Written — The Fund may write covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

15                         Invesco Growth and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $656,070.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $434,308 in front-end sales commissions from the sale of Class A shares and $440, $76,537 and $4,805 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2013, the Fund incurred $43,120 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

16                         Invesco Growth and Income Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,211,249,515	$—	$—	$8,211,249,515
Foreign Currency Contracts*	—	1,634,238	—	1,634,238
Total Investments	$8,211,249,515	$1,634,238	$—	$8,212,883,753

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency Risk
Foreign Currency Contracts(a)	$2,074,605	$(440,367)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Foreign Currency Contracts*	Options*
Realized Gain (Loss)
Currency risk	$(2,410,724)	$—
Equity risk	—	1,183,509
Change in Unrealized Appreciation
Currency risk	5,255,384	—
Total	$2,844,660	$1,183,509

*	The average notional value of foreign currency contracts and option contracts outstanding during the period was $300,125,315 and $13,889,917, respectively.

Open Foreign Currency Contracts at Period End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/27/13	Bank of New York Mellon (The)	CAD	57,351,805	USD	54,558,933	$54,409,863	$149,070
09/27/13	State Street Bank & Trust Co.	CAD	51,888,940	USD	49,345,195	49,227,224	117,971
09/27/13	Bank of New York Mellon (The)	CHF	34,075,828	USD	37,134,605	36,630,875	503,730
09/27/13	State Street Bank & Trust Co.	CHF	40,633,541	USD	44,253,234	43,680,294	572,940
09/27/13	Bank of New York Mellon (The)	EUR	25,284,122	USD	33,848,233	33,419,672	428,561
09/27/13	State Street Bank & Trust Co.	GBP	62,519,726	USD	97,165,345	96,863,012	302,333
09/27/13	State Street Bank & Trust Co.	ILS	192,150,799	USD	52,579,230	53,019,597	(440,367)
Total open foreign currency contracts							$1,634,238

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
ILS	– Israeli Shekel

CHF	– Swiss Franc
GBP	– British Pound Sterling
USD	– U.S. Dollar

17                         Invesco Growth and Income Fund

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	17,545	1,239,739
Closed	(2,915)	(355,097)
Expired	(14,630)	(884,642)
End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2013, the Fund engaged in securities purchases of $9,267,000 and securities sales of $1,830,371, which resulted in net realized gains of $555,165.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,469.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$116,212,173	$99,299,390

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$32,702,969
Undistributed long-term gain	78,191,768
Net unrealized appreciation — investments	1,934,942,936
Net unrealized appreciation — other investments	1,139
Temporary book/tax differences	(512,286)
Capital loss carryforward	(3,545,948)
Shares of beneficial interest	6,167,962,323
Total net assets	$8,209,742,901

18                         Invesco Growth and Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $198,421,128 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$3,545,948	$—	$3,545,948

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

On November 30, 2012, 6,703,303 Class R5 shares, valued at $139,629,805, were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $32,433,272 to the Fund for book purposes. From a Federal income tax perspective, the realized gains were not recognized.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $2,215,967,458 and $2,085,623,055, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,977,300,793
Aggregate unrealized (depreciation) of investment securities	(42,357,857)
Net unrealized appreciation of investment securities	$1,934,942,936

Cost of investments for tax purposes is $6,276,306,579.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of a redemption-in-kind transaction, on August 31, 2013, undistributed net investment income was increased by $134,049, undistributed net realized gain was decreased by $32,496,968 and shares of beneficial interest was increased by $32,362,919. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Growth and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	21,889,645	$507,265,364	39,465,171	$726,104,891
Class B	80,985	1,873,907	85,550	1,608,658
Class C	893,335	20,882,198	780,206	14,906,715
Class R	1,604,065	37,088,413	2,320,089	43,705,629
Class Y	16,183,091	373,292,940	23,801,882	455,243,761
Class R5	11,429,384	261,754,743	21,780,068	422,884,733
Class R6(b)	14,418,821	332,177,637	—	—

Issued as reinvestment of dividends:
Class A	2,888,899	63,304,665	2,974,507	56,098,194
Class B	78,113	1,692,792	107,992	2,014,736
Class C	87,511	1,872,237	85,105	1,588,011
Class R	91,211	1,994,223	95,400	1,800,651
Class Y	1,250,788	27,518,735	1,308,768	24,683,678
Class R5	539,320	11,863,653	432,771	8,285,259
Class R6	97,673	2,246,832	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	1,358,676	30,970,994	2,221,123	41,945,772
Class B	(1,368,129)	(30,970,994)	(2,219,631)	(41,945,772)

Reacquired:
Class A	(43,134,152)	(976,137,549)	(66,777,435)	(1,268,497,021)
Class B	(822,250)	(18,457,407)	(1,513,340)	(28,824,811)
Class C	(1,805,148)	(40,311,395)	(2,806,866)	(53,090,307)
Class R	(2,054,646)	(46,926,619)	(3,393,141)	(65,389,827)
Class Y	(17,592,305)	(401,917,676)	(37,428,967)	(723,836,376)
Class R5	(17,151,492)	(375,020,738)	(5,265,183)	(101,302,810)
Class R6	(1,080,798)	(26,243,960)	—	—
Net increase (decrease) in share activity	(12,117,403)	$(240,187,005)	(23,945,931)	$(482,016,236)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

20                         Invesco Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 08/31/13	$20.48	$0.31	$4.47	$4.78	$(0.34)	$—	$(0.34)	$24.92	23.57	%(c)	$4,766,860	0.81	%(d)	0.82	%(d)	1.37	%(d)	29%
Year ended 08/31/12	18.01	0.32	2.42	2.74	(0.27)	—	(0.27)	20.48	15.33	(c)	4,266,135	0.83		0.84		1.66		25
Year ended 08/31/11	16.06	0.24	1.91	2.15	(0.20)	—	(0.20)	18.01	13.37	(c)	4,149,537	0.83		0.84		1.23		23
Nine months ended 08/31/10	17.19	0.18	(1.13)	(0.95)	(0.18)	—	(0.18)	16.06	(5.60	)(c)	4,122,779	0.74	(e)	0.74	(e)	1.36	(e)	23
Year ended 11/30/09	13.87	0.23	3.34	3.57	(0.25)	—	(0.25)	17.19	26.24	(f)	4,496,159	0.88		0.88		1.58		51
Year ended 11/30/08	22.72	0.33	(7.86)	(7.53)	(0.37)	(0.95)	(1.32)	13.87	(35.05	)(f)	4,416,052	0.79		0.79		1.78		42
Class B
Year ended 08/31/13	20.34	0.31	4.44	4.75	(0.34)	—	(0.34)	24.75	23.57	(c)(g)	101,723	0.81	(d)(g)	0.82	(d)(g)	1.37	(d)(g)	29
Year ended 08/31/12	17.88	0.31	2.41	2.72	(0.26)	—	(0.26)	20.34	15.37	(c)(g)	124,930	0.81	(g)	0.82	(g)	1.68	(g)	25
Year ended 08/31/11	15.93	0.23	1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(c)(g)	173,129	0.83	(g)	0.84	(g)	1.23	(g)	23
Nine months ended 08/31/10	17.05	0.16	(1.12)	(0.96)	(0.16)	—	(0.16)	15.93	(5.69	)(c)(g)	231,193	0.89	(e)(g)	0.89	(e)(g)	1.21	(e)(g)	23
Year ended 11/30/09	13.76	0.22	3.32	3.54	(0.25)	—	(0.25)	17.05	26.32	(h)(i)	320,577	0.89	(i)	0.89	(i)	1.59	(i)	51
Year ended 11/30/08	22.57	0.32	(7.81)	(7.49)	(0.37)	(0.95)	(1.32)	13.76	(35.09	)(h)(i)	365,277	0.84	(i)	0.84	(i)	1.72	(i)	42
Class C
Year ended 08/31/13	20.29	0.14	4.42	4.56	(0.17)	—	(0.17)	24.68	22.63	(c)	289,458	1.56	(d)	1.57	(d)	0.62	(d)	29
Year ended 08/31/12	17.84	0.18	2.40	2.58	(0.13)	—	(0.13)	20.29	14.53	(c)(j)	254,679	1.55	(j)	1.56	(j)	0.94	(j)	25
Year ended 08/31/11	15.91	0.09	1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(c)(j)	258,606	1.57	(j)	1.58	(j)	0.49	(j)	23
Nine months ended 08/31/10	17.03	0.08	(1.12)	(1.04)	(0.08)	—	(0.08)	15.91	(6.13	)(c)	269,051	1.49	(e)	1.49	(e)	0.61	(e)	23
Year ended 11/30/09	13.74	0.12	3.32	3.44	(0.15)	—	(0.15)	17.03	25.36	(i)(k)	316,283	1.62	(i)	1.62	(i)	0.84	(i)	51
Year ended 11/30/08	22.53	0.20	(7.81)	(7.61)	(0.23)	(0.95)	(1.18)	13.74	(35.54	)(i)(k)	301,306	1.51	(i)	1.51	(i)	1.06	(i)	42
Class R
Year ended 08/31/13	20.49	0.25	4.47	4.72	(0.28)	—	(0.28)	24.93	23.26	(c)	170,691	1.06	(d)	1.07	(d)	1.12	(d)	29
Year ended 08/31/12	18.02	0.27	2.42	2.69	(0.22)	—	(0.22)	20.49	15.03	(c)	147,659	1.08		1.09		1.41		25
Year ended 08/31/11	16.07	0.19	1.92	2.11	(0.16)	—	(0.16)	18.02	13.08	(c)	147,453	1.08		1.09		0.98		23
Nine months ended 08/31/10	17.19	0.14	(1.11)	(0.97)	(0.15)	—	(0.15)	16.07	(5.72	)(c)	122,188	0.99	(e)	0.99	(e)	1.11	(e)	23
Year ended 11/30/09	13.87	0.18	3.35	3.53	(0.21)	—	(0.21)	17.19	26.00	(l)	107,371	1.13		1.13		1.29		51
Year ended 11/30/08	22.73	0.29	(7.88)	(7.59)	(0.32)	(0.95)	(1.27)	13.87	(35.25	)(l)	78,522	1.04		1.04		1.53		42
Class Y
Year ended 08/31/13	20.50	0.37	4.47	4.84	(0.40)	—	(0.40)	24.94	23.86	(c)	1,826,646	0.56	(d)	0.57	(d)	1.62	(d)	29
Year ended 08/31/12	18.03	0.36	2.42	2.78	(0.31)	—	(0.31)	20.50	15.60	(c)	1,504,586	0.58		0.59		1.91		25
Year ended 08/31/11	16.08	0.28	1.92	2.20	(0.25)	—	(0.25)	18.03	13.64	(c)	1,544,968	0.58		0.59		1.48		23
Nine months ended 08/31/10	17.21	0.21	(1.13)	(0.92)	(0.21)	—	(0.21)	16.08	(5.41	)(c)	1,206,652	0.49	(e)	0.49	(e)	1.61	(e)	23
Year ended 11/30/09	13.88	0.26	3.35	3.61	(0.28)	—	(0.28)	17.21	26.60	(m)	1,095,692	0.63		0.63		1.81		51
Year ended 11/30/08	22.74	0.38	(7.87)	(7.49)	(0.42)	(0.95)	(1.37)	13.88	(34.90	)(m)	844,058	0.54		0.54		2.04		42
Class R5
Year ended 08/31/13	20.53	0.39	4.47	4.86	(0.42)	—	(0.42)	24.97	23.96	(c)	718,816	0.47	(d)	0.48	(d)	1.71	(d)	29
Year ended 08/31/12	18.05	0.39	2.43	2.82	(0.34)	—	(0.34)	20.53	15.80	(c)	697,346	0.46		0.47		2.03		25
Year ended 08/31/11	16.08	0.32	1.92	2.24	(0.27)	—	(0.27)	18.05	13.87	(c)	307,338	0.39		0.40		1.67		23
Nine months ended 08/31/10(n)	16.48	0.05	(0.39)	(0.34)	(0.06)	—	(0.06)	16.08	(2.05	)(c)	41,861	0.45	(e)	0.45	(e)	1.31	(e)	23
Class R6
Year ended 08/31/13(n)	21.23	0.43	3.66	4.09	(0.35)	—	(0.35)	24.97	19.45	(c)	335,549	0.38	(d)(e)	0.39	(d)(e)	1.80	(d)(e)	29

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011, the portfolio calculation excludes the value of securities purchased of $138,016,999 and sold of $13,000,923 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Fundamental Value Fund & Invesco Large Cap Relative Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,514,767, $115,062, $271,467, $160,031, $1,672,014, $660,133 and $188,180 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.23%, 0.25% and 0.40% for the years ended August 31, 2013, 2012 and 2011 and the nine months ended August 31, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the years ended August 31, 2012 and 2011, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(n)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

21                         Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the nine month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended November 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

22                         Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,104.60	$4.19	$1,021.22	$4.02	0.79%
B	1,000.00	1,104.90	4.19	1,021.22	4.02	0.79
C	1,000.00	1,100.60	8.15	1,017.44	7.83	1.54
R	1,000.00	1,103.70	5.51	1,019.96	5.30	1.04
Y	1,000.00	1,105.90	2.87	1,022.48	2.75	0.54
R5	1,000.00	1,106.70	2.44	1,022.89	2.35	0.46
R6	1,000.00	1,106.70	1.96	1,023.34	1.89	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Growth and Income Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one year period, the third quintile for the three year period and the second quintile

24                         Invesco Growth and Income Fund

for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective advisory fee rate was below the rate of one mutual fund advised by Invesco Advisers and below the total account level fee of two mutual funds sub-advised by Invesco Advisers with investment strategies comparable to those of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to a client account with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

25                         Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Growth and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                VK-GRI-AR-1                Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2013

Invesco Low Volatility Equity Yield Fund

Effective July 31, 2013, Invesco U.S. Quantitative Core Fund was renamed Invesco Low Volatility Equity Yield Fund.

Nasdaq:

A: SCAUX  ■  B: SBCUX  ■  C: SCCUX  ■  R: SCRUX  ■  Y: SCAYX

Investor: SCNUX  ■  R5: SCIUX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

2                Invesco Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent

Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Invesco Low Volatility Equity Yield Fund underperformed the S&P 500 Index and the Lipper Large-Cap Core Funds Index, the Fund’s benchmarks that were used for the majority of the reporting period. The Fund seeks to provide income and long-term growth of capital by investing, typically, at least 80% of its assets in a diversified portfolio of securities of large-cap companies. The consumer discretionary, financials and telecommunication services sectors contributed the most to the Fund’s positive performance. The energy, health care and materials sectors detracted from overall Fund performance. During the reporting period, the Fund changed its name, benchmark, investment objectives and investment strategy. This conversion occurred on July 31, 2013.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.71%
Class B Shares	15.72
Class C Shares	15.75
Class R Shares	16.37
Class Y Shares	16.90
Investor Class Shares	16.65
Class R5 Shares	17.12
S&P 500 Index‚ (Broad Market Index, Former Style-Specific Index)*	18.70
Russell 1000 Index■ (Style-Specific Index)*	19.84
Lipper Equity Income Index¿ (Peer Group Index)**	18.23
Lipper Large-Cap Core Funds Index¿ (Former Peer Group Index)**	19.98

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.
*	During the reporting period, the Fund has elected to use the Russell 1000 Index as its style-specific index rather than the S&P 500 Index because it more appropriately reflects the Fund’s investable universe.
**	During the reporting period, the Fund has elected to use the Lipper Equity Income Index as its peer group index rather than the Lipper Large-Cap Core Funds Index because it more appropriately reflects the performance of the types of securities in which the Fund invests.

How we invest

From September 1, 2012, to July 31, 2013, we managed your Fund to provide exposure to large-cap core equity stocks. The portfolio strived to outperform the S&P 500 Index while minimizing the amount of additional risk relative to the style-specific benchmark.

During this 10-month period, each stock in the universe was evaluated on four concepts: company earnings momentum, price trend, management action and relative valuation. The scores from these four concepts were combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score was relative to other securities in the same industry. Stocks were also evaluated on a number of other factors to develop a stock-specific risk forecast and transaction cost forecast.

We continually monitored the portfolio, and the overall investment process was repeated on a monthly basis to determine which companies should be bought or sold in the portfolio.

    Beginning July 31, 2013, the investment team began utilizing a comprehensive, “total return” approach seeking the benefits of integrating the desired outcomes of price appreciation, high income and low volatility. This is achieved by using a bottom-up, disciplined investment process in which returns are driven by a successful, long-standing stock selection model based on four investment concepts:

■	Earnings momentum (are earnings improving or deteriorating?)
■	Price trend (what is the price action telling us?)
■	Management action (what is management doing?)
■	Relative value (are valuations attractive?)

    The team employed a low volatility approach to construct the portfolio by relaxing the benchmark-relative constraints, creating a wider opportunity set with the freedom to seek the highest level of return and generate income (dividend yield) for a lower level of total risk.

Market conditions and your Fund

The fiscal year ended August 31, 2013, began with some downward volatility in US equity markets. Starting in the fall of 2012, markets began an upward trend that continued through much of the reporting period. In early fall, the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing (QE), or fiscal stimulus, which caused consumer sentiment to improve. Uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013, however, made many businesses hesitant to spend during the first quarter of the year. However, for the first time in years, markets appeared willing to look past headline events.

Portfolio Composition
By sector
Information Technology	16.6%
Financials	16.4
Consumer Staples	13.2
Utilities	11.1
Health Care	10.7
Energy	10.1
Consumer Discretionary	9.0
Telecommunication Services	6.3
Industrials	4.2
U. S. Treasury Bills, Plus Money Market Funds, Plus Other Assets Less Liabilities	2.4

Top 10 Equity Holdings*

1. GameStop Corp.-Class A	2.2%
2. Microsoft Corp.	2.1
3. Merck & Co., Inc.	2.0
4. Amgen Inc.	2.0
5. Eli Lilly & Co.	2.0
6. Chevron Corp.	2.0
7. AT&T Inc.	2.0
8. CVS Caremark Corp.	1.9
9. Pfizer Inc.	1.9
10. Wal-Mart Stores, Inc.	1.9

Total Net Assets	$332.0 million

Total Number of Holdings*	118

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Low Volatility Equity Yield Fund

    From late May through June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing QE. Since December 2012, the Fed has purchased $85 billion1 of US Treasuries and mortgage-backed securities each month to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off, which caused bonds, stocks and commodities to decline. Precious metals were particularly hard hit, and fixed-income investors scrambled to sell bonds in anticipation of higher yields. The markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued to rise.

    All sectors in the Fund’s broad market index posted positive returns for the reporting period. All market capitalization-based investment styles posted positive returns, with mid- and small-cap stocks generally outperforming large-cap stocks for the reporting period.

    All sectors in the Fund, except for utilities, generated positive returns for the fiscal year. Stock selection in the consumer discretionary and financials sectors was particularly strong. Stock selection in the industrial sector was positive, but the underweight position caused a negative net total effect. Stock selection in the energy, health care and materials sectors was a drag on overall performance.

    In the consumer discretionary sector, GameStop and PulteGroup were two of the Fund’s largest contributors to performance. PulteGroup, one of the nation’s leading homebuilders, was helped during the fiscal year by a slow recovery in the housing market as well as record low mortgage rates. We sold our holdings in PulteGroup before the end of the reporting period.

    Within the financials sector, Lincoln National and Citigroup led the way and added to the Fund’s overall positive performance. We sold our holdings in Lincoln National and Citigroup before the end of the reporting period.

    While the information technology sector generated positive performance overall, several key holdings struggled during the reporting period. These included Apple, Intel and Marvell. During the reporting period, it was reported that Marvell infringed on two patents held by Carnegie Mellon University. The chipmaker was ordered to pay $1.17 billion in damages.2 We sold our holdings in Apple and Intel before the end of the reporting period.

    Also detracting from Fund performance were Apollo Group and American Eagle Outfitters. We sold our holdings in Apollo Group before the end of the reporting period.

    When looking at the stock selection model, relative value was the strongest driver of returns over the reporting period. Investors sought attractive valuation given both its upside potential and downside protection. Management action was mostly positive. Investors generally favored managements that protected their interests by buying back stock, reducing debt and paying out dividends. Momentum was the weakest concept. Generally, given the low-to-negative correlation of our momentum concepts with management action and relative value, we expect these concepts are not adding value simultaneously. During the fiscal year, price trend and momentum were not rewarded by investors mostly due to the two concepts’ higher risk profile. Price trend struggled in the first half of the reporting period but modestly improved in the second half. Earnings momentum had limited predictive ability as investors were unwilling to rely on earnings as a predictor of future returns. Despite the market’s strength, risk management was a key to successful Fund performance.

    During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts generated a positive return and contributed to Fund performance.

    We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco Low Volatility Equity Yield Fund.

1	Source: US Federal Reserve
2	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, portfolio manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charles Ko Chartered Financial Analyst, portfolio manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, portfolio manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, portfolio manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Frances Orlando Chartered Financial Analyst, portfolio manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2008.
Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund has elected to use the Russell 1000 Index as its style-specific index rather than the S&P 500 Index because it more appropriately reflects the Fund’s investable universe. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

During the reporting period, the Fund has elected to use the Lipper Equity Income Index as its peer group index rather than the Lipper Large-Cap Core Funds Index because it more appropriately reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns As of 8/31/13, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	3.12%
5 Years	4.41
1 Year	10.34

Class B Shares
Inception (3/31/06)	3.15%
5 Years	4.52
1 Year	10.72

Class C Shares
Inception (3/31/06)	3.13%
5 Years	4.81
1 Year	14.75

Class R Shares
Inception (3/31/06)	3.66%
5 Years	5.38
1 Year	16.37

Class Y Shares
Inception	4.10%
5 Years	5.90
1 Year	16.90

Investor Class Shares
Inception	3.93%
5 Years	5.63
1 Year	16.65

Class R5 Shares
Inception (3/31/06)	4.20%
5 Years	5.93
1 Year	17.12

Average Annual Total Returns As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	3.02%
5 Years	4.06
1 Year	14.51

Class B Shares
Inception (3/31/06)	3.08%
5 Years	4.16
1 Year	15.32

Class C Shares
Inception (3/31/06)	3.06%
5 Years	4.45
1 Year	19.37

Class R Shares
Inception (3/31/06)	3.59%
5 Years	5.02
1 Year	20.98

Class Y Shares
Inception	4.03%
5 Years	5.53
1 Year	21.50

Investor Class Shares
Inception	3.85%
5 Years	5.27
1 Year	21.25

Class R5 Shares
Inception (3/31/06)	4.13%
5 Years	5.57
1 Year	21.87

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares was 1.23%, 1.98%, 1.98%, 1.48%, 0.98%, 1.23% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7                Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Equity Income Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SCAUX
Class B Shares	SBCUX
Class C Shares	SCCUX
Class R Shares	SCRUX
Class Y Shares	SCAYX
Investor Class Shares	SCNUX
Class R5 Shares	SCIUX

8                Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

August 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–97.60%
Aerospace & Defense–3.11%
Lockheed Martin Corp.	23,000	$2,815,660
Northrop Grumman Corp.	23,000	2,122,210
Raytheon Co.	71,300	5,376,733
		10,314,603

Agricultural Products–0.64%
Archer-Daniels-Midland Co.	60,600	2,133,726

Apparel Retail–1.80%
American Eagle Outfitters, Inc.	55,800	807,426
Gap, Inc. (The)	127,500	5,156,100
		5,963,526

Asset Management & Custody Banks–0.32%
State Street Corp.	15,900	1,060,848

Automotive Retail–0.14%
CST Brands, Inc.(b)	15,500	457,250

Biotechnology–2.58%
Amgen Inc.	60,800	6,623,552
PDL BioPharma Inc.	171,800	1,364,092
United Therapeutics Corp.(b)	8,100	574,371
		8,562,015

Broadcasting–0.15%
CTC Media, Inc.	48,200	516,704

Cable & Satellite–0.19%
Starz–Liberty Capital–Class A(b)	25,000	624,000

Casinos & Gaming–0.27%
Wynn Resorts Ltd.	6,400	902,656

Commercial Printing–0.56%
R. R. Donnelley & Sons Co.	110,800	1,848,144

Communications Equipment–1.85%
Cisco Systems, Inc.	263,700	6,146,847

Computer & Electronics Retail–2.18%
GameStop Corp.–Class A	144,300	7,245,303

Computer Hardware–1.52%
Hewlett-Packard Co.	225,400	5,035,436

Computer Storage & Peripherals–2.98%
Lexmark International, Inc.–Class A	74,100	2,531,256
Seagate Technology PLC	123,100	4,717,192
Western Digital Corp.	42,600	2,641,200
		9,889,648

Consumer Electronics–0.19%
Garmin Ltd.	15,200	619,704

	Shares	Value
Data Processing & Outsourced Services–0.75%
Computer Sciences Corp.	15,100	$757,265
Western Union Co. (The)	98,900	1,733,717
		2,490,982

Department Stores–0.76%
Macy’s, Inc.	56,600	2,514,738

Diversified Banks–0.09%
Wells Fargo & Co.	7,100	291,668

Diversified Commercial & Professional Services–0.51%
Geo Group Inc. (The)	54,600	1,704,066

Diversified REIT’s–0.08%
Lexington Realty Trust	22,300	261,356

Drug Retail–1.94%
CVS Caremark Corp.	111,000	6,443,550

Electric Utilities–8.25%
American Electric Power Co., Inc.	109,100	4,669,480
Edison International	28,900	1,326,221
Entergy Corp.	73,000	4,615,790
FirstEnergy Corp.	59,600	2,233,212
Generac Holdings, Inc.	82,600	3,270,134
Pepco Holdings, Inc.	32,700	619,338
PPL Corp.	160,000	4,912,000
Southern Co. (The)	111,800	4,653,116
Xcel Energy, Inc.	39,000	1,088,880
		27,388,171

Gas Utilities–0.05%
WGL Holdings Inc.	3,700	154,438

Health Care Distributors–0.82%
AmerisourceBergen Corp.	47,800	2,720,776

Home Entertainment Software–1.17%
Activision Blizzard, Inc.	238,600	3,893,952

Home Improvement Retail–0.89%
Home Depot, Inc. (The)	39,700	2,957,253

Household Products–2.57%
Kimberly-Clark Corp.	36,600	3,421,368
Procter & Gamble Co. (The)	65,700	5,117,373
		8,538,741

Hypermarkets & Super Centers–1.91%
Wal-Mart Stores, Inc.	86,900	6,341,962

Integrated Oil & Gas–3.84%
Chevron Corp.	53,800	6,479,134
Exxon Mobil Corp.	72,100	6,284,236
		12,763,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Integrated Telecommunication Services–6.27%
AT&T Inc.	191,100	$6,464,913
CenturyLink Inc.	142,100	4,706,352
Verizon Communications Inc.	100,700	4,771,166
Windstream Corp.	606,000	4,890,420
		20,832,851

Internet Software & Services–0.73%
AOL Inc.(b)	73,400	2,417,062

IT Consulting & Other Services–0.15%
SAIC, Inc.	32,100	483,747

Leisure Facilities–0.35%
Six Flags Entertainment Corp.	35,600	1,175,156

Leisure Products–0.29%
Hasbro, Inc.	21,300	970,854

Life & Health Insurance–0.07%
StanCorp Financial Group, Inc.	4,500	235,440

Mortgage REIT’s–4.90%
Annaly Capital Management Inc.	422,900	4,935,243
MFA Financial, Inc.	364,800	2,626,560
Starwood Property Trust, Inc.	160,800	4,008,744
Two Harbors Investment Corp.	495,500	4,712,205
		16,282,752

Movies & Entertainment–0.16%
Regal Entertainment Group–Class A	29,300	524,177

Multi-Line Insurance–0.19%
Assurant, Inc.	11,900	631,176

Multi-Utilities–2.84%
Ameren Corp.	53,800	1,818,978
Consolidated Edison, Inc.	24,800	1,394,504
Integrys Energy Group, Inc.	4,200	234,864
Public Service Enterprise Group Inc.	148,300	4,807,886
TECO Energy, Inc.	62,900	1,039,737
Vectren Corp.	4,600	149,960
		9,445,929

Oil & Gas Drilling–2.43%
Diamond Offshore Drilling, Inc.	38,700	2,477,961
Seadrill Ltd. (Norway)	120,800	5,588,208
		8,066,169

Oil & Gas Exploration & Production–1.56%
ConocoPhillips	78,300	5,191,290

Oil & Gas Refining & Marketing–2.29%
CVR Energy, Inc.	66,900	2,864,658
HollyFrontier Corp.	13,100	582,688
Phillips 66	43,300	2,472,430
Valero Energy Corp.	21,800	774,554
Western Refining, Inc.	31,000	909,230
		7,603,560

	Shares	Value
Other Diversified Financial Services–1.86%
JPMorgan Chase & Co.	122,300	$6,179,819

Packaged Foods & Meats–1.45%
General Mills, Inc.	97,900	4,828,428

Pharmaceuticals–7.33%
Eli Lilly & Co.	127,000	6,527,800
Johnson & Johnson	54,500	4,709,345
Merck & Co., Inc.	140,800	6,658,432
Pfizer Inc.	228,100	6,434,701
		24,330,278

Property & Casualty Insurance–3.06%
Allstate Corp. (The)	93,500	4,480,520
Chubb Corp. (The)	7,900	657,043
Mercury General Corp.	3,900	171,132
Old Republic International Corp.	18,200	258,440
Travelers Cos., Inc. (The)	29,800	2,381,020
XL Group PLC	74,700	2,208,132
		10,156,287

Publishing–0.21%
News Corp.–Class A(b)	31,800	499,260
Washington Post Co. (The)–Class B	360	203,040
		702,300

Real Estate–0.24%
Potlatch Corp	20,400	786,624

Regional Banks–1.74%
Fifth Third Bancorp	211,500	3,868,335
KeyCorp	83,300	972,111
Valley National Bancorp	92,400	932,316
		5,772,762

Reinsurance–0.82%
Everest Re Group, Ltd.	5,600	766,920
PartnerRe Ltd.	16,400	1,429,260
Validus Holdings, Ltd. (Bermuda)	15,200	526,072
		2,722,252

Residential REIT’s–0.14%
Camden Property Trust	7,300	451,067

Restaurants–0.08%
Cracker Barrel Old Country Store, Inc.	2,700	265,734

Retail REIT’s–0.32%
Retail Properties of America, Inc.-Class A	80,100	1,068,534

Semiconductors–3.02%
Marvell Technology Group Ltd.	307,400	3,722,614
Microchip Technology Inc.	28,200	1,094,442
NVIDIA Corp.	352,400	5,197,900
		10,014,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Specialized Consumer Services–1.35%
H&R Block, Inc.	160,500	$4,479,555

Specialized REIT’s–0.74%
National Health Investors, Inc.	2,800	153,720
Plum Creek Timber Co., Inc.	9,800	434,238
Senior Housing Properties Trust	81,800	1,860,950
		2,448,908

Specialty Properties–0.31%
Omega Healthcare Investors, Inc.	36,200	1,028,080

Systems Software–4.40%
CA, Inc.	45,600	1,333,800
Microsoft Corp.	212,500	7,097,500
Symantec Corp.	241,900	6,195,059
		14,626,359

Thrifts & Mortgage Finance–1.53%
New York Community Bancorp, Inc.	286,300	4,194,295
People’s United Financial Inc.	61,400	873,108
		5,067,403

Tobacco–4.66%
Altria Group, Inc.	142,800	4,838,064
Lorillard, Inc.	117,500	4,970,250

	Shares	Value
Tobacco–(continued)
Philip Morris International Inc.	9,500	$792,680
Reynolds American Inc.	102,500	4,882,075
		15,483,069
Total Common Stocks & Other Equity Interests (Cost $293,835,484)		324,058,011

	Principal Amount
U.S. Treasury Bills–0.23%
0.11%, 09/12/13 (Cost $749,973)(c)(d)	$750,000	750,000

	Shares
Money Market Funds–2.06%
Liquid Assets Portfolio–Institutional Class(e)	3,426,824	3,426,824
Premier Portfolio–Institutional Class(e)	3,426,825	3,426,825
Total Money Market Funds (Cost $6,853,649)		6,853,649
TOTAL INVESTMENTS–99.89% (Cost $301,439,106)		331,661,660
OTHER ASSETS LESS LIABILITIES–0.11%		356,273
NET ASSETS–100.00%		$332,017,933

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $294,585,457)	$324,808,011
Investments in affiliated money market funds, at value and cost	6,853,649
Total investments, at value (Cost $301,439,106)	331,661,660
Receivable for:
Investments sold	9,873
Fund shares sold	144,564
Dividends	1,108,169
Investment for trustee deferred compensation and retirement plans	137,630
Other assets	39,469
Total assets	333,101,365

Liabilities:
Payable for:
Fund shares reacquired	454,393
Variation margin	23,502
Accrued fees to affiliates	265,053
Accrued trustees’ and officers’ fees and benefits	3,942
Accrued other operating expenses	94,585
Trustee deferred compensation and retirement plans	241,957
Total liabilities	1,083,432
Net assets applicable to shares outstanding	$332,017,933

Net assets consist of:
Shares of beneficial interest	$361,222,949
Undistributed net investment income	3,558,026
Undistributed net realized gain (loss)	(62,827,840)
Net unrealized appreciation	30,064,798
$332,017,933

Net Assets:
Class A	$199,635,586
Class B	$13,288,003
Class C	$37,335,489
Class R	$199,932
Class Y	$4,189,440
Investor Class	$64,369,353
Class R5	$13,000,130

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	20,005,001
Class B	1,349,794
Class C	3,800,590
Class R	20,132
Class Y	418,070
Investor Class	6,430,977
Class R5	1,295,635
Class A:
Net asset value per share	$9.98
Maximum offering price per share
(Net asset value of $9.98 ÷ 94.50%)	$10.56
Class B:
Net asset value and offering price per share	$9.84
Class C:
Net asset value and offering price per share	$9.82
Class R:
Net asset value and offering price per share	$9.93
Class Y:
Net asset value and offering price per share	$10.02
Investor Class:
Net asset value and offering price per share	$10.01
Class R5:
Net asset value and offering price per share	$10.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $7,489)	$8,351,648
Dividends from affiliated money market funds	6,162
Total investment income	8,357,810

Expenses:
Advisory fees	1,991,383
Administrative services fees	107,155
Custodian fees	11,423
Distribution fees:
Class A	499,131
Class B	151,915
Class C	390,540
Class R	2,517
Investor Class	162,030
Transfer agent fees — A, B, C, R, Y and Investor	746,403
Transfer agent fees — R5	6,825
Trustees’ and officers’ fees and benefits	33,978
Other	201,870
Total expenses	4,305,170
Less: Fees waived and expense offset arrangement(s)	(11,086)
Net expenses	4,294,084
Net investment income	4,063,726

Realized and unrealized gain from:
Net realized gain from:
Investment securities	78,767,869
Futures contracts	1,330,149
80,098,018
Change in net unrealized appreciation (depreciation) of:
Investment securities	(32,699,060)
Futures contracts	(643,052)
(33,342,112)
Net realized and unrealized gain	46,755,906
Net increase in net assets resulting from operations	$50,819,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$4,063,726	$3,268,668
Net realized gain	80,098,018	3,600,280
Change in net unrealized appreciation (depreciation)	(33,342,112)	49,879,997
Net increase in net assets resulting from operations	50,819,632	56,748,945

Distributions to shareholders from net investment income:
Class A	(2,404,575)	(930,525)
Class B	(47,545)	(41,450)
Class C	(119,396)	(95,868)
Class R	(8,911)	(5,087)
Class Y	(68,486)	(21,355)
Investor Class	(773,952)	(288,346)
Class R5	(185,733)	(71,711)
Total distributions from net investment income	(3,608,598)	(1,454,342)

Share transactions–net:
Class A	(27,233,949)	(37,945,442)
Class B	(5,795,678)	(6,796,360)
Class C	(9,320,625)	(14,199,052)
Class R	(905,829)	(405,549)
Class Y	(690,831)	(216,655)
Investor Class	(8,125,971)	(10,855,010)
Class R5	(33,993)	(2,297,972)
Net increase (decrease) in net assets resulting from share transactions	(52,106,876)	(72,716,040)
Net increase (decrease) in net assets	(4,895,842)	(17,421,437)

Net assets:
Beginning of year	336,913,775	354,335,212
End of year (includes undistributed net investment income of $3,558,026 and $3,055,760, respectively)	$332,017,933	$336,913,775

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund, formerly Invesco U.S. Quantitative Core Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular

14                         Invesco Low Volatility Equity Yield Fund

day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15                         Invesco Low Volatility Equity Yield Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B,

16                         Invesco Low Volatility Equity Yield Fund

Class C, Class R, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $8,740.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $11,188 in front-end sales commissions from the sale of Class A shares and $16,443 and $607 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$330,911,660	$—	$—	$330,911,660
U.S. Treasury Securities	—	750,000	—	750,000
	$330,911,660	$750,000	$—	$331,661,660
Futures*	(157,756)	—	—	(157,756)
Total Investments	$330,753,904	$750,000	$—	$331,503,904

*	Unrealized appreciation (depreciation).

17                         Invesco Low Volatility Equity Yield Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk
Futures contracts(a)	$—	$(157,756)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain
Market risk	$1,330,149
Change in Unrealized Appreciation (Depreciation)
Market risk	(643,052)
Total	$687,097

*	The average notional value of futures contracts outstanding during the period was $7,357,005.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E- Mini S&P 500 Index	88	September-2013	$7,177,720	$(157,756)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,346.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Low Volatility Equity Yield Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$3,608,598	$1,454,342

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$3,781,176
Undistributed long-term gain	5,332,154
Net unrealized appreciation — investments	29,316,432
Temporary book/tax differences	(223,170)
Capital loss carryforward	(67,411,608)
Shares of beneficial interest	361,222,949
Total net assets	$332,017,933

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $70,759,225 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$33,513,732	$—	$33,513,732
August 31, 2018	33,897,876	—	33,897,876
	$67,411,608	$—	$67,411,608

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Select Equity Fund and Invesco Van Kampen Premium Income Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $347,904,198 and $399,668,058, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$37,726,922
Aggregate unrealized (depreciation) of investment securities	(8,410,490)
Net unrealized appreciation of investment securities	$29,316,432

Cost of investments for tax purposes is $302,345,228.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation and capital loss carryforward, on August 31, 2013, undistributed net investment income was increased by $47,138, undistributed net realized gain (loss) was increased by $952,330 and shares of beneficial interest was decreased by $999,468. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	791,263	$7,509,498	1,233,552	$9,581,190
Class B	27,394	256,786	52,399	404,485
Class C	224,308	2,102,551	262,766	2,049,034
Class R	47,129	407,001	10,411	82,193
Class Y	124,611	1,160,536	105,238	852,079
Investor Class	598,412	5,620,041	887,672	7,116,364
Class R5	251,033	2,499,070	126,149	971,236

Issued as reinvestment of dividends:
Class A	248,581	2,142,768	110,291	819,460
Class B	4,655	39,806	4,705	34,581
Class C	10,631	90,790	9,743	71,514
Class R	1,023	8,795	494	3,648
Class Y	6,167	53,284	2,083	15,520
Investor Class	87,128	753,658	37,687	280,770
Class R5	21,468	185,483	9,615	71,634

Automatic conversion of Class B shares to Class A shares:
Class A	218,167	2,029,866	344,576	2,719,115
Class B	(220,775)	(2,029,866)	(348,922)	(2,719,115)

Reacquired:
Class A	(4,206,505)	(38,916,081)	(6,568,951)	(51,065,207)
Class B	(444,734)	(4,062,404)	(582,251)	(4,516,311)
Class C	(1,269,208)	(11,513,966)	(2,142,291)	(16,319,600)
Class R	(151,067)	(1,321,625)	(65,832)	(491,390)
Class Y	(203,050)	(1,904,651)	(138,938)	(1,084,254)
Investor Class	(1,540,011)	(14,499,670)	(2,317,894)	(18,252,144)
Class R5	(285,481)	(2,718,546)	(407,522)	(3,340,842)
Net increase (decrease) in share activity	(5,658,861)	$(52,106,876)	(9,375,220)	$(72,716,040)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/13	$8.66	$0.12	$1.31	$1.43	$(0.11)	$—	$(0.11)	$9.98	16.71%	$199,636	1.18	%(d)	1.18	%(d)	1.31	%(d)	107%
Year ended 08/31/12	7.34	0.09	1.27	1.36	(0.04)	—	(0.04)	8.66	18.54	198,831	1.03		1.23		1.10		45
Year ended 08/31/11	6.29	0.07	1.06	1.13	(0.08)	—	(0.08)	7.34	18.00	204,311	1.00		1.22		0.90		125
Year ended 08/31/10	6.47	0.06	(0.12)	(0.06)	(0.12)	—	(0.12)	6.29	(1.07)	1,265	1.00		1.31		0.93		71
Year ended 08/31/09	9.89	0.11	(2.16)	(2.05)	(0.07)	(1.30)	(1.37)	6.47	(18.66)	1,618	0.66		1.29		1.85		77
Class B
Year ended 08/31/13	8.53	0.05	1.29	1.34	(0.03)	—	(0.03)	9.84	15.72	13,288	1.93	(d)	1.93	(d)	0.56	(d)	107
Year ended 08/31/12	7.26	0.03	1.26	1.29	(0.02)	—	(0.02)	8.53	17.75	16,913	1.78		1.98		0.35		45
Year ended 08/31/11	6.22	0.01	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	211	1.41		2.04		1.10		77
Class C
Year ended 08/31/13	8.51	0.05	1.29	1.34	(0.03)	—	(0.03)	9.82	15.75	37,335	1.93	(d)	1.93	(d)	0.56	(d)	107
Year ended 08/31/12	7.25	0.03	1.25	1.28	(0.02)	—	(0.02)	8.51	17.64	41,148	1.78		1.98		0.35		45
Year ended 08/31/11	6.22	0.01	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	254	1.41		2.04		1.10		77
Class R
Year ended 08/31/13	8.61	0.10	1.30	1.40	(0.08)	—	(0.08)	9.93	16.37	200	1.43	(d)	1.43	(d)	1.06	(d)	107
Year ended 08/31/12	7.31	0.07	1.26	1.33	(0.03)	—	(0.03)	8.61	18.24	1,059	1.28		1.48		0.85		45
Year ended 08/31/11	6.27	0.05	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25		1.47		0.65		125
Year ended 08/31/10	6.45	0.05	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25		1.56		0.68		71
Year ended 08/31/09	9.86	0.10	(2.15)	(2.05)	(0.06)	(1.30)	(1.36)	6.45	(18.70)	77	0.91		1.54		1.60		77
Class Y
Year ended 08/31/13	8.71	0.15	1.30	1.45	(0.14)	—	(0.14)	10.02	16.90	4,189	0.93	(d)	0.93	(d)	1.56	(d)	107
Year ended 08/31/12	7.37	0.11	1.27	1.38	(0.04)	—	(0.04)	8.71	18.89	4,269	0.78		0.98		1.35		45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75		0.97		1.15		125
Year ended 08/31/10	6.50	0.08	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75		1.06		1.18		71
Year ended 08/31/09(e)	8.29	0.12	(0.54)	(0.42)	(0.07)	(1.30)	(1.37)	6.50	(2.50)	211	0.43	(f)	1.07	(f)	2.08	(f)	77
Investor Class
Year ended 08/31/13	8.69	0.12	1.31	1.43	(0.11)	—	(0.11)	10.01	16.65	64,369	1.18	(d)	1.18	(d)	1.31	(d)	107
Year ended 08/31/12	7.36	0.09	1.28	1.37	(0.04)	—	(0.04)	8.69	18.63	63,296	1.03		1.23		1.10		45
Year ended 08/31/11	6.32	0.07	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00		1.22		0.90		125
Year ended 08/31/10	6.50	0.06	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00		1.31		0.93		71
Year ended 08/31/09	9.90	0.12	(2.15)	(2.03)	(0.07)	(1.30)	(1.37)	6.50	(18.43)	88,674	0.66		1.29		1.85		77
Class R5
Year ended 08/31/13	8.71	0.16	1.31	1.47	(0.15)	—	(0.15)	10.03	17.12	13,000	0.76	(d)	0.76	(d)	1.73	(d)	107
Year ended 08/31/12	7.37	0.11	1.28	1.39	(0.05)	—	(0.05)	8.71	18.90	11,397	0.76		0.77		1.37		45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74		0.77		1.18		125
Year ended 08/31/10	6.50	0.08	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75		0.91		1.18		71
Year ended 08/31/09	9.91	0.13	(2.16)	(2.03)	(0.08)	(1.30)	(1.38)	6.50	(18.32)	22,128	0.41		0.89		2.10		77

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $286,080,448 and sold of $155,521,831 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $199,653, $15,192, $39,054, $503, $4,329, $64,812 and $11,915 for Class A, Class B, Class C, Class R, Class Y, Investor Class, and Class R5 shares, respectively.
(e)	Commencement date of October 03, 2008 for Class Y shares.
(f)	Annualized.

21                         Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Equity Yield Fund (formerly known as Invesco U.S. Quantitative Core Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

22                         Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,094.30	$6.18	$1,019.31	$5.96	1.17%
B	1,000.00	1,089.70	10.11	1,015.53	9.75	1.92
C	1,000.00	1,088.70	10.11	1,015.53	9.75	1.92
R	1,000.00	1,092.40	7.49	1,018.05	7.22	1.42
Y	1,000.00	1,095.10	4.86	1,020.57	4.69	0.92
Investor	1,000.00	1,094.00	6.18	1,019.31	5.96	1.17
R5	1,000.00	1,096.20	4.02	1,021.37	3.87	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Equity Yield Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Core Funds Index. The Board noted

24                         Invesco Low Volatility Equity Yield Fund

that performance of Class A shares of the Fund was in the second quintile of the performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees noted that they had approved changes to the investment objectives and strategies of the Fund in April. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and its affiliates do not advise other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

25                         Invesco Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Equity Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 LVEY-AR-1 Invesco Distributors, Inc.

Letters to Shareholders

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

¢	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
¢	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
¢	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2                 Invesco Pennsylvania Tax Free Income Fund

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Pennsylvania Tax Free Income Fund posted negative returns for the fiscal year ended August 31, 2013. The Fund underperformed its broad market benchmark, the Barclays Municipal Bond Index, and its style-specific benchmark, the Barclays Pennsylvania Municipal Index. The Fund’s overweight allocation to, and security selection in, the long end of the municipal yield curve were the main contributors to its relative performance versus its style-specific benchmark for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.24%
Class B Shares	-6.28
Class C Shares	-7.00
Class Y Shares	-6.06
Barclays Municipal Bond Index‚ (Broad Market Index)	-3.70
Barclays Pennsylvania Municipal Index■ (Style-Specific Index)	-3.21
Source(s): ‚Lipper Inc.; ■Barclays via FactSet Research Systems Inc.

How we invest

Our investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium and lower grade municipal securities.

    We invest primarily in medium grade and lower grade securities. However, at times, conditions in the Pennsylvania municipal market may be such that we elect to invest in higher grade securities. Generally, and depending on market conditions, higher grade municipal securities may better protect net asset value (NAV) against declines, but may produce lower yields than lower rated municipal securities, since yields on higher grade securities are usually lower than yields on medium grade or lower grade securities.

As a result, we may not invest in the highest-yielding Pennsylvania municipal securities permitted by our investment policies if we determine that they may subject the Fund to undue risk.

    The Fund’s investment in medium grade and lower grade securities involves special risks as compared to investing in higher grade securities. We do not purchase securities that are in default or rated in categories lower than B- by Standard & Poor’s or B3 by Moody’s Investors Service, Inc. (Moody’s) at the time of purchase or unrated securities of comparable quality.† Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

    We actively manage the Fund’s portfolio and adjust its average maturity based on our expectations about the direction of interest rates and other economic factors.

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	88.7%
General Obligation Bonds	6.0
Other	3.3
Pre-refunded Bonds	2.0

Total Net Assets	$134.1 million

Total Number of Holdings	139

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Top Five Fixed Income Holdings
1.	Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2005 C	3.5%
2.	Delaware Valley Regional Financial Authority; Series 2002	3.0
3.	Philadelphia (City of) Industrial Development Authority; Series 1990	1.9
4.	Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group); Series 2005 A	1.8
5.	Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A	1.7

We select securities that we believe offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, we use our research capabilities to assess potential investments and consider a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks.

Market conditions and your Fund

Pennsylvania has improved governance with two consecutive years of timely budgets while reducing its reliance on nonrecurring revenue sources. The commonwealth has a diverse economic base and moderate debt levels. Pennsylvania depends on income, sales, fuel and other taxes to derive over 50% of revenues, with federal aid and grants comprising 40% of receipts.1 The commonwealth’s resources are used largely for school aid and public welfare, which account for more than three-fourths of the commonwealth’s General Fund expenditures.1 The commonwealth’s economic performance is largely dependent on job growth. During the most recent recession, job losses in Pennsylvania were less than the national average. During the recovery, the commonwealth has seen gains across all sectors, with the lone exception being government employment. The service sector accounts for nearly half of non-farm employment, followed by trade (15%), government (13%), manufacturing (11%), and finance (7%).1 A potential boom for Pennsylvania exists with the Marcellus Shale natural gas reserve field, which is estimated as the second largest in the country, and is projected to provide 200,000 jobs and add more than $18 billion to gross state product by 2020.2

    Throughout the Fund’s reporting period, fundamentals for municipal debt issuers improved on the whole. Quarterly state tax collections increased year-over-year for 15 consecutive quarters through the second quarter of 2013 (the most recent results available).3 Rising home prices and expanding new housing starts, which drive property tax receipts, were also supportive for municipal issuers.

    Performance for the asset class, however, can be divided into distinct time periods. From September 2012 through April 2013, performance generally followed the improving credit trends in the municipal market. Positive returns were further bolstered by limited new issuance and continued inflows into the asset class. Municipal

4                Invesco Pennsylvania Tax Free Income Fund

bond funds recorded $50 billion of net inflows in 2012 and an additional $9 billion during the first quarter of 2013.4 In fact, the quarter ending March 31, 2013, marked the ninth consecutive5 quarter of positive performance for the broad municipal bond market. April was also a strong month for the market.

    Beginning in May, market sentiment began to shift and technical market forces drove performance to diverge from issuer fundamentals. As the economy gradually improved, the market became increasingly wary over the specter of rising interest rates. In late June, fixed income investors’ concerns were further inflamed when the US Federal Reserve made public comments on the timing for tapering its government and mortgage bond buying program. Relatively modest outflows from municipal bond funds of more than $750 million in May turned into a deluge of redemptions in excess of $16 billion in June.4

    While nearly all fixed income asset classes sold off in June, municipal bonds were particularly hard hit. Retail investors who saw their funds’ NAVs drop sold shares, prompting fund managers to raise cash to meet redemptions by selling bonds. Bond selling in the unidirectional market put further pressure on NAVs, causing more investors to exit the municipal bond asset class.

    Additional concerns crept into the market in July, when the city of Detroit filed the largest municipal bankruptcy on record6 and Moody’s downgraded Chicago’s general obligation debt three notches. These idiosyncratic events were largely anticipated by professional investors. Nonetheless, municipal bond funds experienced additional volatility from the reintroduction of headline risk, notwithstanding broad-based credit improvement across the municipal bond asset class. In July and August, municipal bond funds experienced net outflows of approximately $10 billion and $11.5 billion, respectively.4 For the reporting period, net outflows totaled approximately $20 billion.4

    We recognize this summer’s sell-off was painful for investors. The current environment, however, may present opportunities for long-term investors. As of the end of the fiscal year, municipal bonds were priced attractively relative to Treasuries. The muni-to-Treasury yield ratio of 121% compares to a 10-year historical average of 100%.7 A higher ratio indicates relative cheapness. Additionally, higher rates have limited, and may continue to limit, the supply of municipal refinancing deals coming to market.

While redemptions remain elevated, the pace of net outflows has decreased since June. Finally, more and higher taxes, including the 3.8% Medicare tax on investment income,8 from which munis are exempt, make municipal bond yields more attractive on an after-tax basis for tax-affected investors.

    For the reporting period, rising rates during the summer sell-off had the largest negative impact on both the Fund and its style-specific index. Longer duration, interest-rate-sensitive bonds were most affected and were the largest negative contributor to absolute performance. The Fund’s longer duration bonds and overweight position in the long end of the yield curve were also the largest sources of underperformance relative to its style-specific index. Security selection in the middle of the yield curve partially offset underperformance.

    The Fund held an off-index position in Puerto Rican revenue bonds which also contributed to underperformance. Following the Detroit bankruptcy filing and Chicago downgrades this summer, investors moved out of more volatile names like Puerto Rico. Puerto Rican debt is held in single-state municipal funds because of its triple tax exempt status. While Puerto Rico negatively impacted returns from revenue bonds, security selection in general obligation bonds made a positive contribution to relative performance.

    During the reporting period, leverage had a negative contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Thank you for investing in Invesco Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.

†	A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; or moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.
1	Source: Pennsylvania Office of the Budget
2	Source: The Pennsylvania Independent Oil and Gas Association
3	Source: US Census Bureau
4	Source: Morningstar
5	Source: Barclays
6	Source: Moody’s
7	Source: Thomson Municipal Market Data
8	Source: Internal Revenue Service

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010.

Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund.

He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010.

Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010.

Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

1	Source(s): Barclays via FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays Pennsylvania Municipal Index is an unmanaged index considered representative of Pennsylvania investment-grade municipal bonds.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6                 Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges

	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (5/1/87)	5.54%	5.52%	5.57%
10 Years	2.93	2.91	3.21
5 Years	3.26	3.26	3.54
1 Year	-10.24	-10.24	-4.22

Class B Shares
Inception (5/3/93)	3.92%	3.91%	4.04%
10 Years	2.94	2.92	3.14
5 Years	3.69	3.69	3.86
1 Year	-10.80	-10.80	-4.46

Class C Shares
Inception (8/13/93)	3.33%	3.32%	3.47%
10 Years	2.62	2.60	2.83
5 Years	3.37	3.37	3.47
1 Year	-7.90	-7.90	-3.15

Class Y Shares
10 Years	3.47%	3.45%	3.68%
5 Years	4.33	4.33	4.44
1 Year	-6.06	-6.06	-1.67

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (5/1/87)	5.75%	5.74%	5.73%
10 Years	3.15	3.13	3.35
5 Years	4.17	4.17	4.22
1 Year	-4.34	-4.34	-0.82

Class B Shares
Inception (5/3/93)	4.17%	4.16%	4.23%
10 Years	3.14	3.12	3.26
5 Years	4.63	4.63	4.56
1 Year	-4.82	-4.82	-1.02

Class C Shares
Inception (8/13/93)	3.59%	3.58%	3.66%
10 Years	2.83	2.81	2.97
5 Years	4.31	4.31	4.17
1 Year	-1.71	-1.71	0.39

Class Y Shares
10 Years	3.69%	3.67%	3.82%
5 Years	5.27	5.27	5.13
1 Year	0.24	0.24	1.96

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.03%, 1.03%, 1.78% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year.

The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7                Invesco Pennsylvania Tax Free Income Fund

Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incident of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payment, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. To the extent that the adviser invests in higher-grade securities at times, the amount of current income from such securities may be lower than the income from medium- and lower- grade securities.
■

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Municipal securities risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

■

State-specific risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Inverse floating rate municipal obligations risk. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short- term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 6

Fund Nasdaq Symbols
Class A Shares	VKMPX
Class B Shares	VKPAX
Class C Shares	VKPCX
Class Y Shares	VKPYX

8                Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–102.67%
Pennsylvania–93.16%
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/35	$1,000	$930,610
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/20	1,750	2,027,655
Series 2011 A, University RB	5.50%	03/01/31	550	579,326
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/38	1,000	1,000,790
Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/25	1,600	1,392,464
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/39	1,250	1,298,075
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/26	980	907,411
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,220	1,169,175
Allegheny (County of) Residential Finance Authority; Series 2006 TT, Single Family Mortgage RB (CEP–GNMA)(b)	5.00%	05/01/35	905	896,665
Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	12/01/33	500	503,635
Allegheny Valley Joint School District; Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	11/01/28	1,500	1,543,830
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 A, Ref. RB	2.15%	03/01/17	700	681,380
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR(c)	2.70%	04/02/18	230	223,972
Beaver (County of); Series 2009, Unlimited Tax GO Notes (INS–AGM)(a)	5.55%	11/15/31	1,390	1,505,898
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(b)	6.13%	11/01/34	460	399,910
Berks (County of) Municipal Authority (Albright College); Series 2004, RB	5.50%	10/01/18	1,895	1,898,847
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/40	1,000	945,990
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	01/15/26	1,000	1,055,680
Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/37	2,000	1,812,020
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/41	1,100	1,099,109
Centre (County of) Hospital Authority (Mt. Nittany Medical Center);
Series 2009, RB(c)(d)	6.13%	11/15/14	1,000	1,071,090
Series 2011, RB	6.25%	11/15/41	500	519,600
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	500	511,625
Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	900	907,866
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/45	250	210,610
Clairton (City of) Municipal Authority; Series 2012 B, RB	5.00%	12/01/42	1,000	902,140
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/40	870	873,550
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/39	750	758,677
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	1,000	947,140
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/28	1,000	1,025,620
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/36	2,215	2,318,153
Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Parking RB	6.00%	01/01/25	1,055	1,055,538
Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS–Radian)(a)	5.75%	07/01/23	220	220,136
Delaware (County of) Authority (Neumann College); Series 2008, College RB	6.25%	10/01/38	175	168,667
Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(a)(b)	5.00%	11/01/38	1,500	1,462,155
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/25	540	547,204
Series 2012, Ref. RB	5.00%	01/01/27	535	524,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/40	$1,000	$1,009,120
Delaware Valley Regional Financial Authority;
Series 2002, RB	5.75%	07/01/17	3,535	3,958,246
Series 2002, RB	5.75%	07/01/32	1,000	1,003,340
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS–AGM)(a)	5.00%	07/01/24	1,000	1,031,310
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/35	500	462,430
Series 2013, RB	5.00%	07/01/45	750	667,215
Erie (City of) Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/23	1,000	1,004,870
Series 2008, College RB	5.50%	03/15/38	500	499,985
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,000	975,590
Geisinger Authority (Geisinger Health System Foundation);
Series 2011 A1, Health System RB	5.13%	06/01/41	500	498,855
Series 2011 B, VRD RB(e)	0.03%	06/01/41	2,290	2,290,000
Series 2011 C, VRD Health System RB(e)	0.03%	06/01/41	1,500	1,500,000
Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/40	350	350,196
Lancaster (County of) Hospital Authority (Lancaster General Hospital); Series 2012, Health System RB	5.00%	07/01/42	1,000	967,320
Lancaster (County of) Hospital Authority (Masonic Homes); Series 2008 D, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(e)(f)	0.06%	07/01/34	700	700,000
Lehigh (County of) (Lehigh Valley Health Network); Series 2012, General Purpose Hospital RB	4.00%	07/01/43	1,000	753,400
Lehigh (County of) Authority; Series 2013 A, Water & Sewer RB	5.00%	12/01/38	930	900,128
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/42	825	666,410
Lehigh (County of) General Purpose Authority (KidsPeace Obligated Group); Series 1998, RB(g)	6.00%	11/01/23	1,760	673,200
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/30	750	753,810
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/39	1,250	1,263,137
Monroe (County of) Hospital Authority (Pocono Medical Center);
Series 2003, RB(c)(d)	6.00%	01/01/14	1,000	1,019,420
Series 2007, RB	5.13%	01/01/37	1,500	1,427,385
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/31	1,400	1,401,372
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB	6.25%	11/15/29	1,000	1,041,830
Series 2012, Ref. RB	5.00%	11/15/28	900	848,205
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/30	1,500	1,596,765
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB	7.00%	02/01/36	500	507,520
Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care); Series 2005, Mortgage RB	6.13%	02/01/28	1,100	1,074,755
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/33	1,000	1,048,240
Northampton (County of) General Purpose Authority (St. Luke’s Hospital);
Series 2008 A, Hospital RB	5.50%	08/15/35	1,000	988,050
Series 2010 C, Hospital RB(c)	4.50%	08/15/16	1,000	1,072,250
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/32	535	487,444
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/34	500	497,460
Pennsylvania (State of) Economic Development Financing Authority (Allegheny Energy Supply Co.); Series 2009, RB	7.00%	07/15/39	1,830	1,849,215
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB(b)	5.00%	11/01/41	1,200	1,120,980
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/32	1,000	998,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB(c)	2.55%	12/03/18	$1,500	$1,463,430
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2005 A, Solid Waste Disposal RB(b)	5.10%	10/01/27	1,300	1,283,243
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/42	535	463,658
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation);
Series 2008, RB	5.88%	07/01/38	750	712,875
Series 2010, RB	6.00%	07/01/43	500	478,585
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/42	1,180	1,056,289
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/35	1,300	1,172,847
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University);
Series 2010 A, RB	5.00%	11/01/34	500	489,735
Series 2010 A, RB	5.00%	11/01/40	500	480,580
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/42	1,170	1,168,175
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2005 C, RB(h)	5.00%	07/15/38	4,700	4,710,998
Pennsylvania (State of) Higher Educational Facilities Authority (University Properties, Inc.); Series 2010, Student Housing RB	5.00%	07/01/42	1,000	888,510
Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB	5.50%	06/01/33	1,000	1,026,750
Series 2009 C, Sub. Conv. CAB RB (INS–AGM)(a)(i)	6.25%	06/01/33	2,000	1,868,780
Series 2009 E, Sub. Conv. CAB RB(i)	6.38%	12/01/38	1,435	1,244,403
Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/38	500	496,415
Series 2010 A-2, Motor License Fund Special Conv. CAB RB(i)	5.50%	12/01/34	1,000	903,330
Series 2010 B 2, Conv. CAB RB(i)	5.00%	12/01/30	625	545,263
Series 2010 B 2, Conv. CAB RB(i)	5.13%	12/01/35	500	423,170
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia); Series 2011, RB	5.00%	07/01/41	570	558,212
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB	5.00%	05/15/40	1,500	1,440,105
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/43	585	498,420
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/42	1,000	1,006,150
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	1,235	1,105,029
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	700	715,036
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/41	750	753,382
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB(j)	6.50%	06/15/33	945	921,290
Philadelphia (City of) Industrial Development Authority (Please Touch Museum); Series 2006, RB	5.25%	09/01/31	1,250	1,014,862
Philadelphia (City of) Industrial Development Authority; Series 1990, Commercial Development RB(b)	7.75%	12/01/17	2,505	2,506,378
Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.25%	08/01/40	1,500	1,417,425
Series 2005 A, Airport RB (INS–NATL)(a)(b)	5.00%	06/15/25	1,000	1,035,300
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/24	1,000	1,075,700
Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/35	1,250	1,258,662
Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/36	500	531,020
Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/23	1,500	1,662,345
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	1,000	1,016,330
Radnor Township School District;
Series 2005 B, Unlimited Tax GO Bonds(c)(d)	5.00%	08/15/15	130	141,567
Series 2005 B, Unlimited Tax GO Bonds(c)(d)	5.00%	08/15/15	435	473,706
Series 2005 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	02/15/35	435	437,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	$1,000	$1,004,850
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB(b)	5.00%	01/01/27	750	750,503
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/41	1,000	1,104,310
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/30	500	510,105
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB(c)	5.45%	07/01/17	1,425	1,326,903
Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group);
Series 2005 A, Retirement Community RB	5.75%	01/01/26	2,500	2,474,775
Series 2005 A, Retirement Community RB	5.88%	01/01/32	900	864,801
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/31	750	752,318
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/40	850	848,682
				124,887,378

Puerto Rico–5.66%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.50%	07/01/21	1,000	915,140
Series 2008 WW, RB	5.25%	07/01/33	1,500	1,097,730
Series 2010 XX, RB	5.75%	07/01/36	1,000	768,940
Puerto Rico (Commonwealth of) Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.13%	04/01/32	500	381,930
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(a)	5.50%	07/01/27	600	480,696
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010, Conv. CAB RB(i)	6.25%	08/01/33	1,065	686,265
First Subseries 2010 A, CAB RB(k)	0.00%	08/01/34	3,500	790,545
First Subseries 2010 A, CAB RB(k)	0.00%	08/01/35	5,000	1,042,950
First Subseries 2010 A, RB	5.38%	08/01/39	470	381,109
Series 2011 C, RB	5.00%	08/01/40	1,250	1,043,387
				7,588,692

Guam–2.88%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,278,163
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/40	410	397,630
Series 2012 A, Ref. RB	5.00%	10/01/34	520	489,616
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	1,000	943,850
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	785	747,242
				3,856,501

Virgin Islands–0.97%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note—Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	750	816,308
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	500	483,350
				1,299,658
TOTAL INVESTMENTS(l)–102.67% (Cost $141,293,916)				137,632,229
FLOATING RATE NOTE OBLIGATIONS–(2.34%)
Note with an interest and fee rate of 0.59% at 08/31/13 and contractual maturity of collateral of 07/15/38 (See Note 1K)(m)				(3,135,000)
OTHER ASSETS LESS LIABILITIES–(0.33%)				(443,476)
NET ASSETS–100.00%				$134,053,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pennsylvania Tax Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2013.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2013 represented less than 1% of the Fund’s Net Assets.
(h)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (“the 1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2013 represented less than 1% of the Fund’s Net Assets.
(k)	Zero coupon bond issued at a discount.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.9%

(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2013. At August 31, 2013, the Fund’s investments with a value of $4,710,998 are held by Dealer Trusts and serve as collateral for the $3,135,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $141,293,916)	$137,632,229
Receivable for:
Fund shares sold	7,642
Interest	1,635,650
Investment for trustee deferred compensation and retirement plans	13,677
Other assets	723
Total assets	139,289,921

Liabilities:
Floating rate note obligations	3,135,000
Payable for:
Fund shares reacquired	402,094
Amount due custodian	1,401,589
Dividends	178,651
Accrued fees to affiliates	46,023
Accrued trustees’ and officers’ fees and benefits	3,408
Accrued other operating expenses	45,763
Trustee deferred compensation and retirement plans	23,640
Total liabilities	5,236,168
Net assets applicable to shares outstanding	$134,053,753

Net assets consist of:
Shares of beneficial interest	$144,599,973
Undistributed net investment income	275,396
Undistributed net realized gain (loss)	(7,159,929)
Net unrealized appreciation (depreciation)	(3,661,687)
$134,053,753

Net Assets:
Class A	$118,936,070
Class B	$1,717,449
Class C	$10,838,169
Class Y	$2,562,065

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	7,729,809
Class B	111,383
Class C	703,268
Class Y	166,374
Class A:
Net asset value per share	$15.39
Maximum offering price per share
(Net asset value of $15.39 ÷ 95.75%)	$16.07
Class B:
Net asset value and offering price per share	$15.42
Class C:
Net asset value and offering price per share	$15.41
Class Y:
Net asset value and offering price per share	$15.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Interest	$7,144,010

Expenses:
Advisory fees	901,954
Administrative services fees	50,000
Custodian fees	4,971
Distribution fees:
Class A	334,190
Class B	5,459
Class C	120,251
Interest, facilities and maintenance fees	25,984
Transfer agent fees	66,782
Trustees’ and officers’ fees and benefits	28,167
Other	94,067
Total expenses	1,631,825
Less: Expense offset arrangement(s)	(194)
Net expenses	1,631,631
Net investment income	5,512,379

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(50,752)
Change in net unrealized appreciation (depreciation) of investment securities	(14,712,745)
Net realized and unrealized gain (loss)	(14,763,497)
Net increase (decrease) in net assets resulting from operations	$(9,251,118)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$5,512,379	$6,008,281
Net realized gain (loss)	(50,752)	165,985
Change in net unrealized appreciation (depreciation)	(14,712,745)	10,524,187
Net increase (decrease) in net assets resulting from operations	(9,251,118)	16,698,453

Distributions to shareholders from net investment income:
Class A	(5,070,822)	(5,457,376)
Class B	(82,884)	(112,050)
Class C	(363,194)	(345,706)
Class Y	(89,080)	(22,316)
Total distributions from net investment income	(5,605,980)	(5,937,448)

Share transactions–net:
Class A	(5,082,518)	(2,966,173)
Class B	(517,802)	(836,452)
Class C	1,080,821	593,058
Class Y	1,535,814	1,088,270
Net increase (decrease) in net assets resulting from share transactions	(2,983,685)	(2,121,297)
Net increase (decrease) in net assets	(17,840,783)	8,639,708

Net assets:
Beginning of year	151,894,536	143,254,828
End of year (includes undistributed net investment income of $275,396 and $368,687, respectively)	$134,053,753	$151,894,536

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be

16                         Invesco Pennsylvania Tax Free Income Fund

considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

17                         Invesco Pennsylvania Tax Free Income Fund

K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.50%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

18                         Invesco Pennsylvania Tax Free Income Fund

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $13,864 in front-end sales commissions from the sale of Class A shares and $1,466 and $82 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $194.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2013 were $3,135,000 and 0.83%, respectively.

19                         Invesco Pennsylvania Tax Free Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Tax-exempt income	$5,605,980	$5,937,448

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$37,491
Net unrealized appreciation (depreciation) — investments	(3,472,231)
Temporary book/tax differences	(21,774)
Post-October deferrals	(439,674)
Capital loss carryforward	(6,650,032)
Shares of beneficial interest	144,599,973
Total net assets	$134,053,753

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $388,920 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$5,564,499	$—	$5,564,499
August 31, 2018	1,085,533	—	1,085,533
	$6,650,032	$—	$6,650,032

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $25,528,486 and $29,429,290, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,579,626
Aggregate unrealized (depreciation) of investment securities	(7,051,857)
Net unrealized appreciation (depreciation) of investment securities	$(3,472,231)

Cost of investments for tax purposes is $141,104,460.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on August 31, 2013, undistributed net investment income was increased by $310 and shares of beneficial interest was decreased by $310. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Pennsylvania Tax Free Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	450,184	$7,639,044	367,448	$6,090,660
Class B	5,503	93,969	4,343	70,764
Class C	184,917	3,140,149	56,273	928,944
Class Y	101,607	1,723,234	64,277	1,080,787

Issued as reinvestment of dividends:
Class A	180,058	3,021,259	199,465	3,302,287
Class B	2,552	43,042	3,625	60,091
Class C	14,232	238,987	13,417	222,487
Class Y	2,657	44,358	733	12,371

Automatic conversion of Class B shares to Class A shares:
Class A	22,964	390,112	31,384	516,897
Class B	(22,918)	(390,112)	(32,316)	(516,897)

Reacquired:
Class A	(964,811)	(16,132,933)	(779,352)	(12,876,017)
Class B	(15,957)	(264,701)	(26,501)	(450,410)
Class C	(141,067)	(2,298,315)	(33,582)	(558,373)
Class Y	(13,921)	(231,778)	(289)	(4,888)
Net increase (decrease) in share activity	(194,000)	$(2,983,685)	(131,075)	$(2,121,297)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Pennsylvania Tax Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental ratio: Ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)(b)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/13	$17.05	$0.63	$(1.65)	$(1.02)	$(0.64)	$—	$(0.64)	$15.39	(6.24	)%(d)	$118,936	1.03	%(e)	1.01	%(e)	3.72	%(e)	17%
Year ended 08/31/12	15.85	0.68	1.19	1.87	(0.67)	—	(0.67)	17.05	12.04	(d)	137,146	1.03		1.01		4.13		11
Year ended 08/31/11	16.29	0.70	(0.47)	0.23	(0.67)	—	(0.67)	15.85	1.58	(d)	130,344	1.02		1.00		4.47		13
Period ended 08/31/10	15.93	0.66	0.38	1.04	(0.68)	—	(0.68)	16.29	6.74	(d)	141,406	1.14	(f)	1.10	(f)	4.54	(f)	15
Year ended 09/30/09	14.76	0.73	1.18	1.91	(0.74)	—	(0.74)	15.93	13.60	(g)	141,191	1.21		1.13		5.05		17
Year ended 09/30/08	16.84	0.72	(2.03)	(1.31)	(0.73)	(0.04)	(0.77)	14.76	(8.02	)(g)	137,435	1.32		1.06		4.43		25
Class B
Year ended 08/31/13	17.09	0.63	(1.66)	(1.03)	(0.64)	—	(0.64)	15.42	(6.28	)(d)(h)	1,717	1.03	(e)(h)	1.01	(e)(h)	3.72	(e)(h)	17
Year ended 08/31/12	15.86	0.71	1.19	1.90	(0.67)	—	(0.67)	17.09	12.22	(d)	2,430	0.86		0.84		4.30		11
Year ended 08/31/11	16.23	0.70	(0.45)	0.25	(0.62)	—	(0.62)	15.86	1.68	(d)(h)	3,062	1.02	(h)	1.00	(h)	4.47	(h)	13
Period ended 08/31/10	15.89	0.59	0.38	0.97	(0.63)	—	(0.63)	16.23	6.27	(d)(h)	4,682	1.64	(f)(h)	1.60	(f)(h)	4.05	(f)(h)	15
Year ended 09/30/09	14.72	0.68	1.18	1.86	(0.69)	—	(0.69)	15.89	13.21	(i)(j)	5,364	1.57	(j)	1.49	(j)	4.70	(j)	17
Year ended 09/30/08	16.78	0.63	(2.01)	(1.38)	(0.64)	(0.04)	(0.68)	14.72	(8.46	)(i)(j)	6,161	1.81	(j)	1.55	(j)	3.94	(j)	25
Class C
Year ended 08/31/13	17.08	0.50	(1.66)	(1.16)	(0.51)	—	(0.51)	15.41	(7.00	)(d)	10,838	1.78	(e)	1.76	(e)	2.97	(e)	17
Year ended 08/31/12	15.88	0.56	1.19	1.75	(0.55)	—	(0.55)	17.08	11.19	(d)	11,020	1.78		1.76		3.38		11
Year ended 08/31/11	16.31	0.58	(0.45)	0.13	(0.56)	—	(0.56)	15.88	0.89	(d)	9,670	1.77		1.75		3.72		13
Period ended 08/31/10	15.95	0.55	0.38	0.93	(0.57)	—	(0.57)	16.31	6.01	(d)	11,083	1.89	(f)	1.85	(f)	3.79	(f)	15
Year ended 09/30/09	14.78	0.62	1.18	1.80	(0.63)	—	(0.63)	15.95	12.74	(k)	6,776	1.96		1.89		4.28		17
Year ended 09/30/08	16.86	0.59	(2.02)	(1.43)	(0.61)	(0.04)	(0.65)	14.78	(8.71	)(k)	4,546	2.07		1.81		3.68		25
Class Y
Year ended 08/31/13	17.06	0.67	(1.65)	(0.98)	(0.68)	—	(0.68)	15.40	(6.00	)(d)	2,562	0.78	(e)	0.76	(e)	3.97	(e)	17
Year ended 08/31/12	15.86	0.73	1.18	1.91	(0.71)	—	(0.71)	17.06	12.31	(d)	1,298	0.78		0.76		4.38		11
Year ended 08/31/11	16.30	0.74	(0.47)	0.27	(0.71)	—	(0.71)	15.86	1.84	(d)	179	0.77		0.75		4.72		13
Period ended 08/31/10(l)	15.94	0.19	0.36	0.55	(0.19)	—	(0.19)	16.30	3.49	(d)	167	0.85	(f)	0.81	(f)	4.75	(f)	15

(a)	Calculated using average shares outstanding.
(b)	For the years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $133,890, $2,184, $12,025 and $2,227 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25% and 0.74% for the years ended August 31, 2013 and August 31, 2011 and the period ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.

22                         Invesco Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pennsylvania Tax Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the eleven month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

23                         Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$915.60	$5.02	$1,019.96	$5.30	1.04%
B	1,000.00	915.80	5.02	1,019.96	5.30	1.04
C	1,000.00	912.20	8.63	1,016.18	9.10	1.79
Y	1,000.00	916.80	3.82	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pennsylvania Tax Free Income Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

25                         Invesco Pennsylvania Tax Free Income Fund

above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26                         Invesco Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pennsylvania Tax Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 VK-PTFI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2013

Invesco S&P 500 Index Fund

Nasdaq:
A: SPIAX ■ B: SPIBX ■ C: SPICX ■ Y: SPIDX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
26	Financial Highlights
27	Auditor's Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2                Invesco S&P 500 Index Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2013, Invesco S&P 500 Index Fund sought to provide investment results that, before expenses, corresponded to the total return of the S&P 500 Index.

The consumer discretionary, financials, health care and industrials sectors contributed the most to the Fund’s overall positive performance for the reporting period. Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.04%
Class B Shares	17.14
Class C Shares	17.14
Class Y Shares	18.33
S&P 500 Index‚ (Broad Market/Style-Specific Index)	18.70
Lipper S&P 500 Objective Funds Index■ (Peer Group Index)	18.39

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund normally invests at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Fund’s assets are managed by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents 5% of the S&P 500 Index, the Fund typically invests 5% of its assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the US. The Fund may invest in foreign companies, including those in emerging market countries, which are included in the S&P 500 Index. Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.

Market conditions and your Fund

The fiscal year ended August 31, 2013, began with some downward volatility in US equity markets. Starting in the fall of 2012, markets began an upward trend that continued through much of the reporting period. In early fall, the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing (QE), or fiscal stimulus, which caused consumer sentiment to improve. Uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013, however, made many businesses hesitant to spend during the first quarter of the year. However, for the first time in years, markets appeared willing to look past headline events.

From late May through June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing QE. Since December 2012, the Fed has purchased $85 billion1 of US Treasuries and mortgage-backed securities each month to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off, which caused bonds, stocks and commodities to decline. Precious metals were particularly hard hit, and fixed-income investors scrambled to sell bonds in anticipation of higher yields. The markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued to rise.

    The Fund stayed true to its process by maintaining the same exposure to all constituents of the S&P 500 Index as the index itself. On an absolute basis, all sectors in the Fund posted positive returns for the fiscal year. Sectors that contributed the most to overall Fund performance were the consumer discretionary, financials, health care, industrials, consumer staples and energy sectors. The telecommunication services, information technology, materials and utilities sectors contributed the least to Fund performance.

    During the reporting period, financial holdings were some of the largest contributors to the Fund’s performance. These holdings included Bank of America, JP Morgan Chase, Citigroup and Berkshire Hathaway. In July, Fund holding H.J. Heinz was acquired by an investment consortium composed of Berkshire Hathaway and 3G Capital (not a Fund holding).

    Many Fund holdings in the health care sector were also strong performers during the fiscal year. A top contributor in this sector included Johnson & Johnson. During the fiscal year, Johnson & Johnson announced it had completed the acquisition of Flexible Stenting Solutions (not a Fund holding), a developer of flexible peripheral arterial, venous and biliary stents.

Portfolio Composition
By sector

Information Technology	17.9%
Financials	16.1
Health Care	12.8
Consumer Discretionary	12.3
Energy	10.5
Consumer Staples	10.1
Industrials	10.1
Materials	3.4
Utilities	3.2
Telecommunication Services	2.5
Money Market Funds Plus Other Assets Less Liabilities	1.1

Top 10 Equity Holdings*

1. Apple Inc.	3.1%
2. Exxon Mobil Corp.	2.6
3. Microsoft Corp.	1.7
4. Johnson & Johnson	1.7
5. General Electric Co.	1.6
6. Chevron Corp.	1.6
7. Google Inc.-Class A	1.6
8. Procter & Gamble Co. (The)	1.5
9. Berkshire Hathaway Inc.-Class B	1.4
10. Wells Fargo & Co.	1.4

Total Net Assets	$592.6 million

Total Number of Holdings*	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4                Invesco S&P 500 Index Fund

    Several Fund holdings in the information technology sector struggled during the reporting period. Those holdings included mega-capitalization names such as International Business Machines, Intel and Apple.

    Detracting from Fund performance were several telecommunication services companies, including AT&T.

    During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts contributed to the Fund’s performance.

    We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco S&P 500 Index Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.
Francis Orlando Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.
Daniel Tsai Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5                Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	4.42%
10 Years	5.96
5 Years	5.62
1 Year	11.54

Class B Shares
Inception (9/26/97)	4.39%
10 Years	5.93
5 Years	5.71
1 Year	12.14

Class C Shares
Inception (9/26/97)	4.01%
10 Years	5.79
5 Years	6.05
1 Year	16.14

Class Y Shares
Inception (9/26/97)	5.04%
10 Years	6.84
5 Years	7.10
1 Year	18.33

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	4.34%
10 Years	6.14
5 Years	5.35
1 Year	13.32

Class B Shares
Inception (9/26/97)	4.31%
10 Years	6.10
5 Years	5.45
1 Year	14.02

Class C Shares
Inception (9/26/97)	3.93%
10 Years	5.96
5 Years	5.78
1 Year	18.11

Class Y Shares
Inception (9/;26/97)	4.96%
10 Years	7.01
5 Years	6.84
1 Year	20.22

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.67%, 1.42%, 1.42% and 0.42%, respectively.

The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Equity risk. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

■

Index risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries may have been characterized by greater potential loss than securities of companies located in developed countries.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500 Index® is an unmanaged index considered representative of the US stock market.
■	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	SPIAX
Class B Shares	SPIBX
Class C Shares	SPICX
Class Y Shares	SPIDX

8                Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.91%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The)	17,286	$271,736
Omnicom Group Inc.	10,431	632,640
		904,376

Aerospace & Defense–2.59%
Boeing Co. (The)	27,552	2,863,204
General Dynamics Corp.	13,395	1,115,134
Honeywell International Inc.	31,746	2,526,029
L-3 Communications Holdings, Inc.	3,595	324,736
Lockheed Martin Corp.	10,730	1,313,567
Northrop Grumman Corp.	9,444	871,398
Precision Castparts Corp.	5,904	1,247,161
Raytheon Co.	13,098	987,720
Rockwell Collins, Inc.	5,454	385,979
Textron Inc.	11,211	302,024
United Technologies Corp.	34,126	3,416,013
		15,352,965

Agricultural Products–0.16%
Archer-Daniels-Midland Co.	26,591	936,269

Air Freight & Logistics–0.75%
C.H. Robinson Worldwide, Inc.	6,453	366,982
Expeditors International of Washington, Inc.	8,298	336,567
FedEx Corp.	11,890	1,276,510
United Parcel Service, Inc.–Class B	28,669	2,453,493
		4,433,552

Airlines–0.06%
Southwest Airlines Co.	29,145	373,348

Aluminum–0.06%
Alcoa Inc.	43,151	332,263

Apparel Retail–0.58%
Abercrombie & Fitch Co.–Class A	3,189	112,604
Gap, Inc. (The)	11,699	473,107
L Brands, Inc.	9,691	555,876
Ross Stores, Inc.	8,844	594,847
TJX Cos., Inc. (The)	29,043	1,531,147
Urban Outfitters, Inc.(b)	4,486	188,098
		3,455,679

Apparel, Accessories & Luxury Goods–0.40%
Coach, Inc.	11,320	597,809
Fossil Group, Inc.(b)	2,141	248,656
PVH Corp.	3,304	425,390
Ralph Lauren Corp.	2,450	405,255
VF Corp.	3,550	664,595
		2,341,705

	Shares	Value
Application Software–0.60%
Adobe Systems Inc.(b)	20,252	$926,529
Autodesk, Inc.(b)	9,038	332,147
Citrix Systems, Inc.(b)	7,581	536,507
Intuit Inc.	11,231	713,505
Salesforce.com, Inc.(b)	21,900	1,075,947
		3,584,635

Asset Management & Custody Banks–1.23%
Ameriprise Financial, Inc.	8,175	704,276
Bank of New York Mellon Corp. (The)	46,832	1,392,784
BlackRock, Inc.	5,036	1,310,972
Franklin Resources, Inc.	16,728	772,165
Invesco Ltd.(c)	17,941	544,689
Legg Mason, Inc.	4,545	147,803
Northern Trust Corp.	8,751	480,167
State Street Corp.	18,402	1,227,781
T. Rowe Price Group Inc.	10,434	731,841
		7,312,478

Auto Parts & Equipment–0.37%
BorgWarner, Inc.	4,619	446,103
Delphi Automotive PLC (United Kingdom)	11,726	645,165
Johnson Controls, Inc.	27,640	1,120,249
		2,211,517

Automobile Manufacturers–0.61%
Ford Motor Co.	158,628	2,568,187
General Motors Co.(b)	31,062	1,058,593
		3,626,780

Automotive Retail–0.28%
AutoNation, Inc.(b)	1,564	73,101
AutoZone, Inc.(b)	1,456	611,433
CarMax, Inc.(b)	9,057	430,751
O’Reilly Automotive, Inc.(b)	4,426	543,114
		1,658,399

Biotechnology–2.19%
Alexion Pharmaceuticals, Inc.(b)	7,839	844,731
Amgen Inc.	30,261	3,296,633
Biogen Idec Inc.(b)	9,577	2,040,093
Celgene Corp.(b)	16,831	2,356,003
Gilead Sciences, Inc.(b)	61,549	3,709,558
Regeneron Pharmaceuticals, Inc.(b)	3,057	740,742
		12,987,760

Brewers–0.05%
Molson Coors Brewing Co.–Class B	6,336	309,133

Broadcasting–0.37%
CBS Corp.–Class B	23,025	1,176,578
Discovery Communications, Inc.– Class A(b)	9,873	765,256
Scripps Networks Interactive Inc.–Class A	3,438	252,796
		2,194,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco S&P 500 Index Fund

	Shares	Value
Building Products–0.05%
Masco Corp.	14,399	$272,429

Cable & Satellite–1.21%
Cablevision Systems Corp.–Class A	8,724	154,677
Comcast Corp.–Class A	106,260	4,472,483
DIRECTV(b)	22,538	1,311,261
Time Warner Cable Inc.	11,740	1,260,289
		7,198,710

Casinos & Gaming–0.11%
International Game Technology	10,506	198,458
Wynn Resorts Ltd.	3,219	454,008
		652,466

Coal & Consumable Fuels–0.08%
CONSOL Energy Inc.	9,178	286,629
Peabody Energy Corp.	10,866	186,895
		473,524

Commodity Chemicals–0.18%
LyondellBasell Industries N.V.–Class A	15,325	1,075,049

Communications Equipment–1.90%
Cisco Systems, Inc.	215,649	5,026,778
F5 Networks, Inc.(b)	3,138	261,646
Harris Corp.	4,468	253,023
JDS Uniphase Corp.(b)	9,543	122,437
Juniper Networks, Inc.(b)	20,427	386,070
Motorola Solutions, Inc.	10,961	613,926
QUALCOMM, Inc.	69,720	4,621,042
		11,284,922

Computer & Electronics Retail–0.11%
Best Buy Co., Inc.	10,833	389,988
GameStop Corp.–Class A	4,752	238,598
		628,586

Computer Hardware–3.54%
Apple Inc.	37,875	18,447,019
Dell Inc.	59,221	815,473
Hewlett-Packard Co.	77,818	1,738,454
		21,000,946

Computer Storage & Peripherals–0.74%
EMC Corp.	84,770	2,185,371
NetApp, Inc.	14,543	604,116
SanDisk Corp.	9,817	541,702
Seagate Technology PLC	12,876	493,408
Western Digital Corp.	8,575	531,650
		4,356,247

Construction & Engineering–0.16%
Fluor Corp.	6,609	419,209
Jacobs Engineering Group, Inc.(b)	5,301	308,942
Quanta Services, Inc.(b)	8,572	224,072
		952,223

	Shares	Value
Construction & Farm Machinery & Heavy Trucks–0.90%
Caterpillar Inc.	26,529	$2,189,704
Cummins Inc.	7,080	872,256
Deere & Co.	15,657	1,309,552
Joy Global Inc.	4,337	213,033
PACCAR Inc.	14,272	765,122
		5,349,667

Construction Materials–0.04%
Vulcan Materials Co.	5,199	248,512

Consumer Electronics–0.06%
Garmin Ltd.	4,428	180,530
Harman International Industries, Inc.	2,750	176,055
		356,585

Consumer Finance–0.96%
American Express Co.	38,568	2,773,425
Capital One Financial Corp.	23,571	1,521,508
Discover Financial Services	19,788	934,983
SLM Corp.	17,924	429,997
		5,659,913

Data Processing & Outsourced Services–1.68%
Automatic Data Processing, Inc.	19,578	1,393,170
Computer Sciences Corp.	6,025	302,154
Fidelity National Information Services, Inc.	11,824	525,695
Fiserv, Inc.(b)	5,380	517,933
MasterCard, Inc.–Class A	4,217	2,555,839
Paychex, Inc.	13,065	505,354
Total System Services, Inc.	6,534	180,796
Visa Inc.–Class A	20,449	3,566,715
Western Union Co. (The)	22,479	394,057
		9,941,713

Department Stores–0.26%
J. C. Penney Co., Inc.(b)	7,733	96,508
Kohl’s Corp.	8,208	421,153
Macy’s, Inc.	15,479	687,732
Nordstrom, Inc.	5,988	333,711
		1,539,104

Distillers & Vintners–0.19%
Beam Inc.	6,520	408,478
Brown-Forman Corp.–Class B	6,102	408,773
Constellation Brands, Inc.–Class A(b)	6,206	336,675
		1,153,926

Distributors–0.08%
Genuine Parts Co.	6,298	485,009

Diversified Banks–1.88%
Comerica Inc.	7,530	307,525
U.S. Bancorp	74,634	2,696,527
Wells Fargo & Co.	198,755	8,164,855
		11,168,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco S&P 500 Index Fund

	Shares	Value
Diversified Chemicals–0.96%
Dow Chemical Co. (The)	48,808	$1,825,419
E. I. du Pont de Nemours & Co.	37,140	2,102,867
Eastman Chemical Co.	6,254	475,304
FMC Corp.	5,532	368,486
PPG Industries, Inc.	5,755	898,989
		5,671,065

Diversified Metals & Mining–0.21%
Freeport-McMoRan Copper & Gold Inc.	41,892	1,265,976

Diversified REIT’s–0.09%
Vornado Realty Trust	6,825	554,873

Diversified Support Services–0.06%
Cintas Corp.	4,220	201,547
Iron Mountain Inc.	6,734	173,737
		375,284

Drug Retail–0.77%
CVS Caremark Corp.	49,405	2,867,960
Walgreen Co.	34,790	1,672,356
		4,540,316

Electric Utilities–1.79%
American Electric Power Co., Inc.	19,611	839,351
Duke Energy Corp.	28,477	1,868,091
Edison International	13,146	603,270
Entergy Corp.	7,162	452,853
Exelon Corp.	34,534	1,052,942
FirstEnergy Corp.	16,875	632,306
NextEra Energy, Inc.	17,134	1,376,888
Northeast Utilities	12,684	519,664
Pepco Holdings, Inc.	10,029	189,949
Pinnacle West Capital Corp.	4,386	238,028
PPL Corp.	25,516	783,341
Southern Co. (The)	35,120	1,461,695
Xcel Energy, Inc.	20,063	560,159
		10,578,537

Electrical Components & Equipment–0.68%
Eaton Corp. PLC	19,089	1,208,715
Emerson Electric Co.	29,006	1,751,092
Rockwell Automation, Inc.	5,633	547,697
Roper Industries, Inc.	4,036	499,253
		4,006,757

Electronic Components–0.22%
Amphenol Corp.–Class A	6,494	492,050
Corning Inc.	59,521	835,675
		1,327,725

Electronic Equipment & Instruments–0.03%
FLIR Systems, Inc.	5,685	177,827

Electronic Manufacturing Services–0.20%
Jabil Circuit, Inc.	7,481	170,716

	Shares	Value
Electronic Manufacturing Services–(continued)
Molex Inc.	5,639	$163,644
TE Connectivity Ltd. (Switzerland)	16,762	821,338
		1,155,698

Environmental & Facilities Services–0.25%
Republic Services, Inc.	11,974	389,275
Stericycle, Inc.(b)	3,507	394,748
Waste Management, Inc.	17,714	716,354
		1,500,377

Fertilizers & Agricultural Chemicals–0.51%
CF Industries Holdings, Inc.	2,367	450,535
Monsanto Co.	21,541	2,108,649
Mosaic Co. (The)	11,153	464,522
		3,023,706

Food Distributors–0.13%
Sysco Corp.	23,947	766,783

Food Retail–0.30%
Kroger Co. (The)	20,984	768,014
Safeway Inc.	9,727	251,929
Whole Foods Market, Inc.	13,917	734,122
		1,754,065

Footwear–0.31%
NIKE, Inc.–Class B	29,206	1,834,721

Gas Utilities–0.11%
AGL Resources Inc.	4,812	211,487
ONEOK, Inc.	8,316	427,775
		639,262

General Merchandise Stores–0.51%
Dollar General Corp.(b)	12,153	655,897
Dollar Tree, Inc.(b)	9,027	475,723
Family Dollar Stores, Inc.	3,872	275,648
Target Corp.	25,892	1,639,223
		3,046,491

Gold–0.11%
Newmont Mining Corp.	20,062	637,370

Health Care Distributors–0.42%
AmerisourceBergen Corp.	9,316	530,267
Cardinal Health, Inc.	13,792	693,462
McKesson Corp.	9,140	1,109,687
Patterson Cos. Inc.	3,363	134,116
		2,467,532

Health Care Equipment–2.02%
Abbott Laboratories	62,901	2,096,490
Baxter International Inc.	21,868	1,521,138
Becton, Dickinson & Co.	7,788	758,395
Boston Scientific Corp.(b)	54,437	575,944
C.R. Bard, Inc.	2,992	343,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
CareFusion Corp.(b)	8,852	$317,344
Covidien PLC	18,983	1,127,590
Edwards Lifesciences Corp.(b)	4,566	321,355
Intuitive Surgical, Inc.(b)	1,614	623,843
Medtronic, Inc.	40,808	2,111,814
St. Jude Medical, Inc.	11,404	574,876
Stryker Corp.	11,593	775,456
Varian Medical Systems, Inc.(b)	4,379	308,501
Zimmer Holdings, Inc.	6,787	536,784
		11,993,221

Health Care Facilities–0.03%
Tenet Healthcare Corp.(b)	4,170	162,839

Health Care Services–0.54%
DaVita HealthCare Partners Inc.(b)	3,375	362,846
Express Scripts Holding Co.(b)	32,939	2,104,143
Laboratory Corp. of America Holdings(b)	3,744	358,376
Quest Diagnostics Inc.	6,334	371,299
		3,196,664

Health Care Supplies–0.04%
DENTSPLY International Inc.	5,809	243,920

Health Care Technology–0.09%
Cerner Corp.(b)	11,790	543,047

Home Entertainment Software–0.05%
Electronic Arts Inc.(b)	12,211	325,301

Home Furnishings–0.03%
Leggett & Platt, Inc.	5,757	166,492

Home Improvement Retail–1.08%
Home Depot, Inc. (The)	58,943	4,390,664
Lowe’s Cos., Inc.	43,273	1,982,769
		6,373,433

Homebuilding–0.11%
D.R. Horton, Inc.	11,312	201,919
Lennar Corp.–Class A	6,626	210,773
PulteGroup Inc.	13,759	211,751
		624,443

Homefurnishing Retail–0.11%
Bed Bath & Beyond Inc.(b)	8,813	649,871

Hotels, Resorts & Cruise Lines–0.31%
Carnival Corp.	17,915	646,553
Marriott International Inc.–Class A	9,665	386,503
Starwood Hotels & Resorts Worldwide, Inc.	7,850	501,929
Wyndham Worldwide Corp.	5,464	324,343
		1,859,328

Household Appliances–0.07%
Whirlpool Corp.	3,162	406,791

	Shares	Value
Household Products–2.12%
Clorox Co. (The)	5,325	$440,377
Colgate-Palmolive Co.	35,378	2,043,787
Kimberly-Clark Corp.	15,518	1,450,623
Procter & Gamble Co. (The)	110,592	8,614,011
		12,548,798

Housewares & Specialties–0.05%
Newell Rubbermaid Inc.	11,641	294,517

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	5,584	196,948

Hypermarkets & Super Centers–1.15%
Costco Wholesale Corp.	17,620	1,971,149
Wal-Mart Stores, Inc.	66,108	4,824,562
		6,795,711

Independent Power Producers & Energy Traders–0.11%
AES Corp. (The)	25,002	317,775
NRG Energy, Inc.	13,012	341,565
		659,340

Industrial Conglomerates–2.38%
3M Co.	25,621	2,910,033
Danaher Corp.	23,478	1,538,279
General Electric Co.(d)	417,234	9,654,795
		14,103,107

Industrial Gases–0.43%
Air Products & Chemicals, Inc.	8,405	858,487
Airgas, Inc.	2,653	269,677
Praxair, Inc.	11,933	1,400,934
		2,529,098

Industrial Machinery–0.87%
Dover Corp.	6,877	584,889
Flowserve Corp.	5,772	322,020
Illinois Tool Works Inc.	16,721	1,195,050
Ingersoll-Rand PLC	11,216	663,314
Pall Corp.	4,479	309,678
Parker Hannifin Corp.	5,985	598,201
Pentair Ltd.	8,283	497,891
Snap-on Inc.	2,325	217,620
Stanley Black & Decker Inc.	6,518	555,725
Xylem, Inc.	7,471	185,131
		5,129,519

Industrial REIT’s–0.12%
Prologis, Inc.	20,103	708,430

Insurance Brokers–0.29%
Aon PLC	12,472	827,892
Marsh & McLennan Cos., Inc.	22,210	915,718
		1,743,610

Integrated Oil & Gas–4.95%
Chevron Corp.	78,239	9,422,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco S&P 500 Index Fund

	Shares	Value
Integrated Oil & Gas–(continued)
Exxon Mobil Corp.	179,415	$15,637,811
Hess Corp.	12,051	902,017
Murphy Oil Corp.	7,366	496,616
Occidental Petroleum Corp.	32,508	2,867,531
		29,326,298

Integrated Telecommunication Services–2.36%
AT&T Inc.	217,088	7,344,087
CenturyLink Inc.	24,575	813,924
Frontier Communications Corp.	40,259	174,322
Verizon Communications Inc.	115,448	5,469,926
Windstream Corp.	23,918	193,018
		13,995,277

Internet Retail–1.22%
Amazon.com, Inc.(b)	14,694	4,128,720
Expedia, Inc.	3,798	177,595
Netflix Inc.(b)	2,276	646,179
Priceline.com Inc.(b)	2,080	1,952,143
TripAdvisor Inc.(b)	4,488	331,977
		7,236,614

Internet Software & Services–2.23%
Akamai Technologies, Inc.(b)	7,134	328,021
eBay Inc.(b)	47,129	2,355,979
Google Inc.–Class A(b)	10,843	9,182,937
VeriSign, Inc.(b)	6,104	292,931
Yahoo! Inc.(b)	38,289	1,038,397
		13,198,265

Investment Banking & Brokerage–0.87%
Charles Schwab Corp. (The)	44,417	927,427
E*TRADE Financial Corp.(b)	11,573	162,485
Goldman Sachs Group, Inc. (The)	17,390	2,645,541
Morgan Stanley	55,364	1,426,176
		5,161,629

IT Consulting & Other Services–1.86%
Accenture PLC–Class A	26,230	1,895,117
Cognizant Technology Solutions Corp.–Class A(b)	12,170	892,061
International Business Machines Corp.	42,055	7,665,365
SAIC, Inc.	11,471	172,868
Teradata Corp.(b)	6,642	388,956
		11,014,367

Leisure Products–0.13%
Hasbro, Inc.	4,629	210,990
Mattel, Inc.	13,936	564,408
		775,398

Life & Health Insurance–1.02%
Aflac, Inc.	18,812	1,087,145
Lincoln National Corp.	10,832	455,377
MetLife, Inc.	44,184	2,040,859

	Shares	Value
Life & Health Insurance–(continued)
Principal Financial Group, Inc.	11,117	$454,908
Prudential Financial, Inc.	18,803	1,407,969
Torchmark Corp.	3,708	255,444
Unum Group	10,770	318,038
		6,019,740

Life Sciences Tools & Services–0.50%
Agilent Technologies, Inc.	13,899	648,249
Life Technologies Corp.(b)	6,907	513,950
PerkinElmer, Inc.	4,532	163,016
Thermo Fisher Scientific, Inc.	14,482	1,286,436
Waters Corp.(b)	3,450	341,033
		2,952,684

Managed Health Care–1.09%
Aetna Inc.	15,261	967,395
Cigna Corp.	11,512	905,879
Humana Inc.	6,379	587,378
UnitedHealth Group Inc.	41,157	2,952,603
WellPoint, Inc.	12,119	1,031,812
		6,445,067

Metal & Glass Containers–0.08%
Ball Corp.	5,977	265,498
Owens-Illinois, Inc.(b)	6,672	189,418
		454,916

Motorcycle Manufacturers–0.09%
Harley-Davidson, Inc.	8,995	539,520

Movies & Entertainment–1.80%
Time Warner Inc.	37,614	2,276,775
Twenty-First Century Fox, Inc.	80,318	2,516,363
Viacom Inc.–Class B	18,001	1,432,160
Walt Disney Co. (The)	72,669	4,420,455
		10,645,753

Multi-Line Insurance–0.72%
American International Group, Inc.(b)	59,572	2,767,715
Assurant, Inc.	3,073	162,992
Genworth Financial Inc.–Class A(b)	19,896	234,773
Hartford Financial Services Group, Inc. (The)	18,395	544,492
Loews Corp.	12,391	550,904
		4,260,876

Multi-Sector Holdings–0.05%
Leucadia National Corp.	11,905	296,792

Multi-Utilities–1.18%
Ameren Corp.	9,768	330,256
CenterPoint Energy, Inc.	17,291	396,483
CMS Energy Corp.	10,721	284,428
Consolidated Edison, Inc.	11,811	664,133
Dominion Resources, Inc.	23,309	1,360,080
DTE Energy Co.	7,018	469,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco S&P 500 Index Fund

	Shares	Value
Multi-Utilities–(continued)
Integrys Energy Group, Inc.	3,236	$180,957
NiSource Inc.	12,590	368,383
PG&E Corp.	17,841	737,904
Public Service Enterprise Group Inc.	20,415	661,854
SCANA Corp.	5,587	268,846
Sempra Energy	9,094	767,715
TECO Energy, Inc.	8,217	135,827
Wisconsin Energy Corp.	9,213	378,102
		7,004,262

Office Electronics–0.08%
Xerox Corp.	49,547	494,479

Office REIT’s–0.11%
Boston Properties, Inc.	6,078	622,995

Office Services & Supplies–0.02%
Pitney Bowes Inc.	8,104	132,257

Oil & Gas Drilling–0.29%
Diamond Offshore Drilling, Inc.	2,757	176,531
Ensco PLC–Class A	9,353	519,653
Helmerich & Payne, Inc.	4,267	268,992
Nabors Industries Ltd.	11,887	183,060
Noble Corp.	10,178	378,621
Rowan Cos. PLC–Class A(b)	5,006	177,312
		1,704,169

Oil & Gas Equipment & Services–1.55%
Baker Hughes Inc.	17,827	828,777
Cameron International Corp.(b)	9,980	566,764
FMC Technologies, Inc.(b)	9,568	513,132
Halliburton Co.	34,864	1,673,472
National Oilwell Varco Inc.	17,241	1,281,006
Schlumberger Ltd.	53,644	4,341,946
		9,205,097

Oil & Gas Exploration & Production–2.60%
Anadarko Petroleum Corp.	20,234	1,849,792
Apache Corp.	15,810	1,354,601
Cabot Oil & Gas Corp.	17,007	665,484
Chesapeake Energy Corp.	20,938	540,410
ConocoPhillips	49,335	3,270,910
Denbury Resources Inc.(b)	15,056	260,318
Devon Energy Corp.	15,234	869,709
EOG Resources, Inc.	10,978	1,724,095
EQT Corp.	6,026	516,549
Marathon Oil Corp.	28,601	984,732
Newfield Exploration Co.(b)	5,436	129,485
Noble Energy, Inc.	14,491	890,182
Pioneer Natural Resources Co.	5,511	964,260
QEP Resources Inc.	7,280	198,890
Range Resources Corp.	6,560	491,869

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Southwestern Energy Co.(b)	14,183	$541,791
WPX Energy Inc.(b)	8,042	150,064
		15,403,141

Oil & Gas Refining & Marketing–0.58%
Marathon Petroleum Corp.	13,105	950,243
Phillips 66	24,986	1,426,701
Tesoro Corp.	5,496	253,311
Valero Energy Corp.	22,006	781,873
		3,412,128

Oil & Gas Storage & Transportation–0.48%
Kinder Morgan Inc.	25,493	966,950
Spectra Energy Corp.	27,002	894,036
Williams Cos., Inc. (The)	27,547	998,303
		2,859,289

Other Diversified Financial Services–3.34%
Bank of America Corp.	435,000	6,142,200
Citigroup Inc.	122,782	5,934,054
JPMorgan Chase & Co.	152,513	7,706,482
		19,782,736

Packaged Foods & Meats–1.48%
Campbell Soup Co.	7,188	310,378
ConAgra Foods, Inc.	16,818	568,785
General Mills, Inc.	26,011	1,282,862
Hershey Co. (The)	6,005	552,160
Hormel Foods Corp.	5,427	224,841
JM Smucker Co. (The)	4,361	462,876
Kellogg Co.	10,238	621,549
Kraft Foods Group, Inc.	23,987	1,241,807
McCormick & Co., Inc.	5,307	359,019
Mead Johnson Nutrition Co.	8,145	611,119
Mondelez International Inc.–Class A	72,004	2,208,363
Tyson Foods, Inc.–Class A	11,435	331,043
		8,774,802

Paper Packaging–0.14%
Avery Dennison Corp.	4,048	173,093
Bemis Co., Inc.	4,156	165,367
MeadWestvaco Corp.	7,140	255,969
Sealed Air Corp.	7,901	224,389
		818,818

Paper Products–0.14%
International Paper Co.	17,949	847,372

Personal Products–0.17%
Avon Products, Inc.	17,476	345,500
Estee Lauder Cos. Inc. (The)–Class A	9,702	634,123
		979,623

Pharmaceuticals–5.85%
AbbVie Inc.	63,904	2,722,949
Actavis Inc.(b)	5,198	702,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–(continued)
Allergan, Inc.	11,959	$1,056,936
Bristol-Myers Squibb Co.	66,278	2,763,130
Eli Lilly & Co.	40,002	2,056,103
Forest Laboratories, Inc.(b)	9,430	401,058
Hospira, Inc.(b)	6,662	260,018
Johnson & Johnson	113,341	9,793,796
Merck & Co., Inc.	121,844	5,762,003
Mylan Inc.(b)	15,376	543,388
Perrigo Co.	3,599	437,458
Pfizer Inc.	269,271	7,596,135
Zoetis Inc.	20,174	588,072
		34,683,712

Property & Casualty Insurance–2.29%
ACE Ltd.	13,725	1,203,957
Allstate Corp. (The)	18,909	906,119
Berkshire Hathaway Inc.–Class B(b)	73,610	8,186,904
Chubb Corp. (The)	10,456	869,626
Cincinnati Financial Corp.	5,890	269,055
Progressive Corp. (The)	22,362	560,616
Travelers Cos., Inc. (The)	15,188	1,213,521
XL Group PLC	11,689	345,527
		13,555,325

Publishing–0.11%
Gannett Co., Inc.	9,235	222,471
News Corp.–Class A(b)	20,079	315,240
Washington Post Co. (The)–Class B	174	98,136
		635,847

Railroads–0.89%
CSX Corp.	41,236	1,014,818
Kansas City Southern	4,480	472,282
Norfolk Southern Corp.	12,713	917,370
Union Pacific Corp.	18,834	2,891,772
		5,296,242

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	12,253	267,973

Regional Banks–0.99%
BB&T Corp.	28,313	961,509
Fifth Third Bancorp	35,292	645,491
Huntington Bancshares Inc.	33,844	278,875
KeyCorp	37,142	433,447
M&T Bank Corp.	4,928	558,540
PNC Financial Services Group, Inc.	21,361	1,543,759
Regions Financial Corp.	57,030	536,082
SunTrust Banks, Inc.	21,747	696,339
Zions Bancorp.	7,390	206,698
		5,860,740

Research & Consulting Services–0.12%
Dun & Bradstreet Corp. (The)	1,634	162,550
Equifax Inc.	4,855	286,882

	Shares	Value
Research & Consulting Services–(continued)
Nielsen Holdings N. V.	8,438	$291,111
		740,543

Residential REIT’s–0.24%
Apartment Investment & Management Co.–Class A	5,860	161,326
AvalonBay Communities, Inc.	4,906	607,853
Equity Residential	12,928	670,834
		1,440,013

Restaurants–1.34%
Chipotle Mexican Grill, Inc.(b)	1,241	506,539
Darden Restaurants, Inc.	5,264	243,250
McDonald’s Corp.	40,453	3,817,145
Starbucks Corp.	30,210	2,130,409
Yum! Brands, Inc.	18,151	1,270,933
		7,968,276

Retail REIT’s–0.42%
Kimco Realty Corp.	16,493	330,355
Macerich Co. (The)	5,585	314,324
Simon Property Group, Inc.	12,542	1,826,491
		2,471,170

Security & Alarm Services–0.16%
ADT Corp. (The)	8,821	351,340
Tyco International Ltd.	18,722	618,575
		969,915

Semiconductor Equipment–0.26%
Applied Materials, Inc.	48,485	727,760
KLA-Tencor Corp.	6,657	367,134
Lam Research Corp.(b)	6,602	308,115
Teradyne, Inc.(b)	7,740	118,809
		1,521,818

Semiconductors–1.70%
Advanced Micro Devices, Inc.(b)	24,505	80,131
Altera Corp.	12,905	453,869
Analog Devices, Inc.	12,434	575,446
Broadcom Corp.–Class A	21,196	535,411
First Solar, Inc.(b)	2,709	99,474
Intel Corp.	200,585	4,408,858
Linear Technology Corp.	9,411	360,724
LSI Corp.	22,175	164,317
Microchip Technology Inc.	7,954	308,695
Micron Technology, Inc.(b)	41,565	564,037
NVIDIA Corp.	23,319	343,955
Texas Instruments Inc.	44,755	1,709,641
Xilinx, Inc.	10,646	462,249
		10,066,807

Soft Drinks–2.02%
Coca-Cola Co. (The)	154,553	5,900,834
Coca-Cola Enterprises, Inc.	10,393	388,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco S&P 500 Index Fund

	Shares	Value
Soft Drinks–(continued)
Dr Pepper Snapple Group, Inc.	8,281	$370,658
Monster Beverage Corp.(b)	5,860	336,305
PepsiCo, Inc.	62,399	4,975,072
		11,971,567

Specialized Consumer Services–0.05%
H&R Block, Inc.	10,988	306,675

Specialized Finance–0.52%
CME Group Inc.–Class A	12,382	880,484
IntercontinentalExchange Inc.(b)	2,926	525,949
McGraw Hill Financial, Inc.	11,060	645,572
Moody’s Corp.	7,780	494,497
NASDAQ OMX Group, Inc. (The)	4,715	140,790
NYSE Euronext	9,783	408,929
		3,096,221

Specialized REIT’s–0.95%
American Tower Corp.	15,957	1,108,852
HCP, Inc.	18,338	746,907
Health Care REIT, Inc.	11,477	705,147
Host Hotels & Resorts Inc.	30,049	511,734
Plum Creek Timber Co., Inc.	6,615	293,111
Public Storage	5,816	887,929
Ventas, Inc.	11,829	736,473
Weyerhaeuser Co.	23,268	637,078
		5,627,231

Specialty Chemicals–0.38%
Ecolab Inc.	10,749	981,921
International Flavors & Fragrances Inc.	3,247	256,545
Sherwin-Williams Co. (The)	3,440	593,056
Sigma-Aldrich Corp.	4,848	399,815
		2,231,337

Specialty Stores–0.18%
PetSmart, Inc.	4,212	296,651
Staples, Inc.	26,788	372,621
Tiffany & Co.	4,875	375,911
		1,045,183

Steel–0.16%
Allegheny Technologies, Inc.	4,403	117,604
Cliffs Natural Resources Inc.	6,161	128,580
Nucor Corp.	12,820	583,182
United States Steel Corp.	5,808	103,963
		933,329

	Shares	Value
Systems Software–2.80%
BMC Software, Inc.(b)	5,343	$245,778
CA, Inc.	13,364	390,897
Microsoft Corp.	303,278	10,129,485
Oracle Corp.	148,262	4,723,627
Red Hat, Inc.(b)	7,631	385,518
Symantec Corp.	28,109	719,872
		16,595,177

Thrifts & Mortgage Finance–0.06%
Hudson City Bancorp, Inc.	19,181	176,273
People’s United Financial Inc.	12,822	182,329
		358,602

Tires & Rubber–0.03%
Goodyear Tire & Rubber Co. (The)(b)	9,880	198,786

Tobacco–1.60%
Altria Group, Inc.	81,051	2,746,008
Lorillard, Inc.	15,241	644,694
Philip Morris International Inc.	65,994	5,506,540
Reynolds American Inc.	12,845	611,807
		9,509,049

Trading Companies & Distributors–0.18%
Fastenal Co.	10,878	478,523
W.W. Grainger, Inc.	2,430	601,061
		1,079,584

Trucking–0.02%
Ryder System, Inc.	2,089	116,169

Wireless Telecommunication Services–0.14%
Crown Castle International Corp.(b)	11,823	820,753
Total Common Stocks & Other Equity Interests (Cost $331,810,142)		586,125,128

Money Market Funds–1.00%
Liquid Assets Portfolio– Institutional Class(e)	2,974,767	2,974,767
Premier Portfolio–Institutional Class(e)	2,974,766	2,974,766
Total Money Market Funds (Cost $5,949,533)		5,949,533
TOTAL INVESTMENTS–99.91% (Cost $337,759,675)		592,074,661
OTHER ASSETS LESS LIABILITIES–0.09%		511,270
NET ASSETS–100.00%		$592,585,931

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $331,393,066)	$585,580,439
Investments in affiliates, at value (Cost $6,366,609)	6,494,222
Total investments, at value (Cost $337,759,675)	592,074,661
Receivable for:
Fund shares sold	670,703
Dividends	1,346,534
Investment for trustee deferred compensation and retirement plans	15,883
Other assets	26,360
Total assets	594,134,141

Liabilities:
Payable for:
Fund shares reacquired	734,986
Variation margin	23,760
Accrued fees to affiliates	538,919
Accrued trustees’ and officers’ fees and benefits	4,239
Accrued other operating expenses	195,559
Trustee deferred compensation and retirement plans	50,747
Total liabilities	1,548,210
Net assets applicable to shares outstanding	$592,585,931

Net assets consist of:
Shares of beneficial interest	$416,447,103
Undistributed net investment income	5,590,262
Undistributed net realized gain (loss)	(83,684,563)
Unrealized appreciation	254,233,129
$592,585,931

Net Assets:
Class A	$467,233,651
Class B	$11,045,050
Class C	$91,761,107
Class Y	$22,546,123

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	26,435,213
Class B	637,839
Class C	5,359,296
Class Y	1,261,722
Class A:
Net asset value per share	$17.67
Maximum offering price per share
(Net asset value of $17.67 ÷ 94.50%)	$18.70
Class B:
Net asset value and offering price per share	$17.32
Class C:
Net asset value and offering price per share	$17.12
Class Y:
Net asset value and offering price per share	$17.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $7,359)	$12,622,220
Dividends from affiliates	18,508
Total investment income	12,640,728

Expenses:
Advisory fees	672,470
Administrative services fees	143,890
Custodian fees	31,555
Distribution fees:
Class A	1,094,363
Class B	152,384
Class C	847,338
Transfer agent fees	824,922
Trustees’ and officers’ fees and benefits	40,582
Other	352,223
Total expenses	4,159,727
Less: Fees waived and expense offset arrangement(s)	(7,185)
Net expenses	4,152,542
Net investment income	8,488,186

Realized and unrealized gain from:
Net realized gain from:
Investment securities	1,594,690
Futures contracts	1,430,315
3,025,005
Change in net unrealized appreciation (depreciation) of:
Investment securities	79,781,728
Futures contracts	(216,585)
79,565,143
Net realized and unrealized gain	82,590,148
Net increase in net assets resulting from operations	$91,078,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$8,488,186	$7,062,081
Net realized gain	3,025,005	(39,568)
Change in net unrealized appreciation	79,565,143	71,983,694
Net increase in net assets resulting from operations	91,078,334	79,006,207

Distributions to shareholders from net investment income:
Class A	(7,761,631)	(6,590,989)
Class B	(194,940)	(193,068)
Class C	(920,398)	(511,460)
Class Y	(330,633)	(356,716)
Total distributions from net investment income	(9,207,602)	(7,652,233)

Share transactions–net:
Class A	(8,062,305)	(13,332,452)
Class B	(11,116,271)	(22,284,272)
Class C	611,425	(331,841)
Class Y	5,284,880	(4,421,941)
Net increase (decrease) in net assets resulting from share transactions	(13,282,271)	(40,370,506)
Net increase in net assets	68,588,461	30,983,468

Net assets:
Beginning of year	523,997,470	493,014,002
End of year (includes undistributed net investment income of $5,590,262 and $6,283,512, respectively)	$592,585,931	$523,997,470

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index).

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

19                         Invesco S&P 500 Index Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

20                         Invesco S&P 500 Index Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $6,724.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

21                         Invesco S&P 500 Index Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $40,188 in front-end sales commissions from the sale of Class A shares and $19, $6,018 and $4,651 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$592,074,661	$—	$—	$592,074,661
Futures*	(81,857)		—	(81,857)
Total Investments	$591,992,804	$—	$—	$591,992,804

*	Unrealized appreciation (depreciation).

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended August 31, 2013.

	Value 08/31/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/13	Dividend Income
Invesco Ltd.	$432,184	$18,842	$(25,561)	$119,443	$(219)	$544,689	$14,320

NOTE 5—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk
Futures contracts(a)	$—	$(81,857)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

22                         Invesco S&P 500 Index Fund

Effect of Derivative Investments for the year ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain
Equity risk	$1,430,315
Change in Unrealized Appreciation (Depreciation)
Equity risk	$(216,585)
Total	$1,213,730

*	The average notional value of futures contracts outstanding was $5,995,280.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	88	September-2013	$7,177,720	$(81,857)

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $461.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$9,207,602	$7,652,233

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$5,611,751
Net unrealized appreciation — investments	226,634,414
Temporary book/tax differences	(48,580)
Capital loss carryforward	(56,058,757)
Shares of beneficial interest	416,447,103
Total net assets	$592,585,931

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

23                         Invesco S&P 500 Index Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $4,003,442 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$12,322,416	$—	$12,322,416
August 31, 2018	19,847,353	—	19,847,353
August 31, 2019	10,267,726	—	10,267,726
Not subject to expiration	—	13,621,262	13,621,262
	$42,437,495	$13,621,262	$56,058,757

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $30,071,307 and $42,930,463, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$240,608,903
Aggregate unrealized (depreciation) of investment securities	(13,974,489)
Net unrealized appreciation of investment securities	$226,634,414

Cost of investments for tax purposes is $365,440,247.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlements and REIT distributions, on August 31, 2013, undistributed net investment income was increased by $26,166, undistributed net realized gain (loss) was decreased by $24,704 and shares of beneficial interest was decreased by $1,462. This reclassification had no effect on the net assets of the Fund.

24                         Invesco S&P 500 Index Fund

NOTE 12—Share Information

	Summary of Share Activity
	For the years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	3,609,161	$59,967,499	2,763,738	$39,469,371
Class B	48,627	807,977	72,106	1,005,514
Class C	879,159	14,382,285	750,901	10,524,251
Class Y	745,535	12,266,779	636,341	9,308,878

Issued as reinvestment of dividends:
Class A	466,707	7,079,950	445,622	5,998,079
Class B	11,362	169,870	12,814	169,909
Class C	56,433	834,081	34,865	457,088
Class Y	20,998	321,482	26,089	354,294

Automatic conversion of Class B shares to Class A shares:
Class A	604,257	9,883,567	1,243,061	17,748,051
Class B	(615,612)	(9,883,567)	(1,267,736)	(17,748,051)

Reacquired:
Class A	(5,154,351)	(84,993,321)	(5,446,685)	(76,547,953)
Class B	(137,855)	(2,210,551)	(415,442)	(5,711,644)
Class C	(904,350)	(14,604,941)	(831,615)	(11,313,180)
Class Y	(445,668)	(7,303,381)	(977,353)	(14,085,113)
Net increase (decrease) in share activity	(815,597)	$(13,282,271)	(2,953,294)	$(40,370,506)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)(c)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets(d)		Portfolio turnover(e)
Class A
Year ended 08/31/13	$15.26	$0.27	$2.43	$2.70	$(0.29)	$17.67	18.04%	$467,234	0.62	%(f)	0.62	%(f)	1.64	%(f)	6%
Year ended 08/31/12	13.25	0.22	2.03	2.25	(0.24)	15.26	17.26	410,772	0.65		0.67		1.55		3
Year ended 08/31/11	11.36	0.19	1.85	2.04	(0.15)	13.25	17.94	369,597	0.61		0.61		1.42		4
Year ended 08/31/10	11.09	0.18	0.33	0.51	(0.24)	11.36	4.44	335,583	0.60		0.69		1.47		7
Year ended 08/31/09	13.94	0.21	(2.83)	(2.62)	(0.23)	11.09	(18.43)	349	0.59		0.74		2.11	(g)	7
Class B
Year ended 08/31/13	14.96	0.14	2.40	2.54	(0.18)	17.32	17.14	11,045	1.37	(f)	1.37	(f)	0.89	(f)	6
Year ended 08/31/12	12.92	0.11	2.01	2.12	(0.08)	14.96	16.47	19,912	1.40		1.42		0.80		3
Year ended 08/31/11	11.10	0.09	1.80	1.89	(0.07)	12.92	17.02	37,840	1.36		1.36		0.67		4
Year ended 08/31/10	10.83	0.08	0.33	0.41	(0.14)	11.10	3.68	64,102	1.35		1.44		0.72		7
Year ended 08/31/09	13.54	0.13	(2.73)	(2.60)	(0.11)	10.83	(19.06)	110	1.34		1.49		1.36	(h)	7
Class C
Year ended 08/31/13	14.79	0.14	2.37	2.51	(0.18)	17.12	17.14 (i)	91,761	1.36	(f)(i)	1.36	(f)(i)	0.90	(f)(i)	6
Year ended 08/31/12	12.79	0.11	1.99	2.10	(0.10)	14.79	16.50	78,797	1.40		1.42		0.80		3
Year ended 08/31/11	10.99	0.10	1.77	1.87	(0.07)	12.79	17.01 (i)	68,753	1.27	(i)	1.27	(i)	0.76	(i)	4
Year ended 08/31/10	10.74	0.08	0.33	0.41	(0.16)	10.99	3.71	66,933	1.35		1.44		0.72		7
Year ended 08/31/09	13.46	0.13	(2.72)	(2.59)	(0.13)	10.74	(19.01)	74	1.34		1.49		1.36	(j)	7
Class Y
Year ended 08/31/13	15.43	0.32	2.45	2.77	(0.33)	17.87	18.33	22,546	0.37	(f)	0.37	(f)	1.89	(f)	6
Year ended 08/31/12	13.40	0.26	2.06	2.32	(0.29)	15.43	17.64	14,518	0.40		0.42		1.80		3
Year ended 08/31/11	11.48	0.23	1.86	2.09	(0.17)	13.40	18.21	16,824	0.36		0.36		1.67		4
Year ended 08/31/10	11.20	0.21	0.33	0.54	(0.26)	11.48	4.72	23,168	0.35		0.44		1.72		7
Year ended 08/31/09	14.09	0.25	(2.87)	(2.62)	(0.27)	11.20	(18.22)	23	0.34		0.49		2.36	(k)	7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Net assets, end of period, for the year ended August 31, 2009 are stated in millions.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was 0.00% for the year ended 2009. The rebate was less than 0.005% for the year ended 2009.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s) of $441,785, 15,238, 85,050 and 18,318 for Class A, Class B, Class C and Class Y shares, respectively.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 1.96% for the year ended August 31, 2009.
(h)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 1.21% for the year ended August 31, 2009.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.91% for the years ended August 31, 2013 and August 31, 2012, respectively.
(j)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 1.21% for the year ended August 31, 2009.
(k)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 2.21% for the year ended August 31, 2009.

26                         Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended August 31, 2009 were audited by another independent registered public accounting firm whose report dated October 27, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 25, 2013

Houston, Texas

27                         Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,086.10	$3.15	$1,022.18	$3.06	0.60%
B	1,000.00	1,082.50	7.09	1,018.40	6.87	1.35
C	1,000.00	1,082.20	7.09	1,018.40	6.87	1.35
Y	1,000.00	1,087.60	1.84	1,023.44	1.79	0.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco S&P 500 Index Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper S&P 500 Funds Index. The Board noted that performance of Class A shares of the Fund was

29                         Invesco S&P 500 Index Fund

in the fourth quintile of the performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of the other mutual Fund managed by Invesco Advisers in a manner comparable to the Fund.

Other than the mutual fund described above, the Board noted that Invesco Advisers and its affiliates do not advise other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of expenses. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

30                         Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco S&P 500 Index Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 MS-SPI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2013

Invesco Small Cap Discovery Fund Nasdaq: A: VASCX ■ B: VBSCX ■ C: VCSCX ■ Y: VISCX ■ R5: VESCX ■ R6: VFSCX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies – together with uncertainty about who will next lead the central bank – affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments - Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices - We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you - We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

2                          Invesco Small Cap Discovery Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

Performance summary

For the reporting period ended August 31, 2013, Invesco Small Cap Discovery Fund had positive returns, but underperformed its style-specific benchmark, the Russell 2000 Growth Index. Underperformance was driven primarily by stock selection in several sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/12 to 8/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.31%
Class B Shares	25.34
Class C Shares	24.43
Class Y Shares	25.67
Class R5 Shares*	25.84
Class R6 Shares*	25.84
S&P 500 Index‚ (Broad Market Index)	18.70
Russell 2000 Growth Index■ (Style-Specific Index)	28.14
Lipper Small-Cap Growth Funds Index¿ (Peer Group Index)	26.36

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.
*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio. Our investment process seeks to identify small-cap companies with growth rates that are higher and/or more sustainable than what is implied by current valuations and market expectations.

    We begin with a quantitative model that ranks all stock candidates based on a set of variables we believe are leading indicators of change and are common in those companies that have the potential for sustainable growth, competitive advantage and ability to execute. This proprietary model provides an objective approach to identifying new investment opportunities. The highest ranked stocks become the primary focus of our research efforts.

    Our stock selection process includes the development and analysis of a fully integrated financial model, which allows us to build a more complete understanding of the financial health of each investment candidate. The second step in our security research involves due diligence of the company, which includes in-depth discussions with members of company management teams. We also leverage Porter’s Five Forces Analysis, a theoretical tool that carefully examines a company by five dimensions (supplier power, threat of substitutes, barriers to entry, buying power and degree of rivalry). This tool is used to further measure and define the sustainability of a company’s earnings growth and whether there is upside to expectations already embedded in the security.

    Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return.

    We consider selling a stock for any of the following reasons:

■	Investment thesis plays out or is no longer valid.
■	Fundamentals deteriorate.
■	Macroeconomic conditions change.
■	Risk/reward becomes unfavorable or a higher conviction investment idea arises with better risk/reward.

Market conditions and your Fund

The fiscal year ended August 31, 2013, began with some downward volatility in US equity markets. Starting in the fall of 2012, markets began an upward trend that continued through much of the reporting period. In early fall, the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing (QE), or fiscal stimulus, which caused consumer sentiment to improve. Uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013, however, made many businesses hesitant to spend during the first quarter of the year. However, for the first time in years, markets appeared willing to look past headline events.

    From late May through June, the capital markets began a sell-off following Fed Chairman Ben Bernanke’s comments about reducing QE. Since December 2012, the Fed has purchased $85 billion1 of US Treasuries and mortgage-backed securities each month to increase liquidity and ensure low long-term interest rates in an effort to spur the housing and real estate markets. Few asset classes were immune from this broad sell-off, which

Portfolio Composition
By sector
Health Care	20.6%
Industrials	19.9
Information Technology	18.4
Consumer Discretionary	16.5
Financials	6.4
Materials	5.3
Energy	4.7
Consumer Staples	3.4
Telecommunication Services	0.8
Money Market Funds
Plus Other Assets Less Liabilities	4.0

Top 10 Equity Holdings

1. Acadia Healthcare Co., Inc.	1.4%
2. Aspen Technology, Inc.	1.2
3. NPS Pharmaceuticals, Inc.	1.2
4. Methanex Corp.	1.1
5. Group 1 Automotive, Inc.	1.1
6. Manitowoc Co., Inc. (The)	1.1
7. Centene Corp.	1.1
8. Carlisle Cos. Inc.	1.1
9. Cinemark Holdings, Inc.	1.1
10. Lennox International Inc.	1.1

Total Net Assets	$882.6 million

Total Number of Holdings*	131

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                          Invesco Small Cap Discovery Fund

caused bonds, stocks and commodities to decline. Precious metals were particularly hard hit, and fixed-income investors scrambled to sell bonds in anticipation of higher yields. The markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued to rise.

    The Fund had solid positive absolute returns, but underperformed the Russell 2000 Growth Index during the reporting period. The Fund underperformed the style-specific index by the widest margins in the information technology (IT), consumer staples and telecommunication services sectors. Underperformance in each of these sectors was driven predominately by stock selection. A modest cash position also detracted from relative performance since the small-cap market was up significantly during the reporting period. Some of this underperformance was offset by outperformance in other sectors, especially the health care and consumer discretionary sectors, driven by strong stock selection.

    The Fund underperformed its style-specific index in the IT sector due to negative stock selection. Cirrus Logic, a semiconductor manufacturer, negatively affected Fund performance largely due to its exposure as a supplier of components to Apple, (not a Fund holding), which had a slowdown in production during the reporting period. Cirrus Logic’s stock fell when management provided lower-than-expected revenue guidance and we subsequently sold the position.

Microstrategy, a provider of enterprise software platforms for businesses, also detracted from performance. The company’s products require a fairly large investment from a corporation’s IT department and the spending environment was exceedingly weak for large-sized deals which led us to sell our position during the reporting period. Another detractor from Fund performance was Procera Networks, which provides intelligent technology that enables mobile and broadband network operators to manage their networks more efficiently. This small company began competing for bigger clients, but the increased costs of doing so hurt its profitability and stock price.

    The Fund was underweight relative to the style-specific index in the consumer staples sector, as stock valuations were generally high compared to their expected growth rates. However, not owning several of the stronger performing consumer staples names held by the Russell 2000

Growth Index, including Boston Beer Company, detracted from relative results. The Fund owned consumer goods company Elizabeth Arden; however, it was a large detractor within the sector as the company’s first quarter 2013 results were poor and negatively affected the company’s stock performance. Elizabeth Arden was no longer held at the end of the reporting period.

    Some of this underperformance was offset by solid outperformance in the health care and consumer discretionary sectors. The strongest contributor to Fund performance during the reporting period was biotechnology company NPS Pharmaceuticals, which gained approval for and subsequently launched a new drug faster than market expectations. The stock rose further as the drug was adopted over older treatments at a higher rate than initially projected. Acadia Healthcare and Onyx Pharmaceuticals were also solid contributors in the health care sector. Hanesbrands was the strongest contributor within the consumer discretionary sector as management executed on its plan to reduce debt and improve profitability through expense management and higher profit products.

    As we’ve discussed, the stock market experienced volatile performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Small Cap Discovery Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Hart Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Small Cap Discovery
Fund. He joined Invesco in 2010. Mr. Hart earned a BBA from Southern Methodist University.

Justin Speer Portfolio manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010.
Mr. Speer earned a BS with an emphasis in finance and accounting from Texas Christian University.

5                          Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Small Cap Discovery Fund

Average Annual Total Returns
As of 8/31/13, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	3.33%
10 Years	9.29
5 Years	6.08
1 Year	18.43

Class B Shares
Inception (11/27/00)	3.32%
10 Years	9.44
5 Years	6.89
1 Year	20.34

Class C Shares
Inception (11/27/00)	3.03%
10 Years	9.10
5 Years	6.53
1 Year	23.43

Class Y Shares
Inception (2/2/06)	6.75%
5 Years	7.59
1 Year	25.67

Class R5 Shares
10 Years	9.95%
5 Years	7.38
1 Year	25.84

Class R6 Shares
10 Years	9.95%
5 Years	7.38
1 Year	25.84

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	2.89%
10 Years	9.79
5 Years	4.60
1 Year	17.37

Class B Shares
Inception (11/27/00)	2.88%
10 Years	9.95
5 Years	5.33
1 Year	19.27

Class C Shares
Inception (11/27/00)	2.59%
10 Years	9.62
5 Years	5.03
1 Year	22.33

Class Y Shares
Inception (2/2/06)	6.04%
5 Years	6.08
1 Year	24.64

Class R5 Shares
10 Years	10.46%
5 Years	5.88
1 Year	24.71

Class R6 Shares
10 Years	10.46%
5 Years	5.88
1 Year	24.71

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.43%, 1.43%, 2.18%, 1.18%, 0.90% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                          Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Class R5 and Class R6 shares incepted on September 24, 2012. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Small capitalization companies risk. Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than the equity securities of larger companies.
■	Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.
■	Foreign risk. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange.
■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risk as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VASCX
Class B Shares	VBSCX
Class C Shares	VCSCX
Class Y Shares	VISCX
Class R5 Shares	VESCX
Class R6 Shares	VFSCX

8                          Invesco Small Cap Discovery Fund

Schedule of Investments(a)

August 31, 2013

	Shares	Value
Common Stocks–95.95%
Aerospace & Defense–1.22%
Hexcel Corp.(b)	122,997	$4,375,003
Triumph Group, Inc.	89,334	6,429,368
		10,804,371

Air Freight & Logistics–0.50%
UTi Worldwide, Inc.	266,029	4,392,139

Airlines–1.00%
Alaska Air Group, Inc.	156,578	8,865,446

Alternative Carriers–0.51%
tw telecom inc.(b)	156,388	4,475,825

Apparel Retail–1.68%
DSW Inc.–Class A	74,128	6,381,680
Genesco Inc.(b)	82,036	5,059,980
Stage Stores, Inc.	181,556	3,382,388
		14,824,048

Apparel, Accessories & Luxury Goods–2.30%
Hanesbrands, Inc.	139,239	8,281,936
Tumi Holdings Inc.(b)	235,661	4,845,190
Under Armour, Inc.–Class A(b)(c)	98,436	7,150,391
		20,277,517

Application Software–5.06%
Aspen Technology, Inc.(b)	324,614	10,851,846
Bottomline Technologies (de), Inc.(b)	148,886	4,052,677
Cadence Design Systems, Inc.(b)	650,224	8,758,517
Guidewire Software Inc.(b)	165,441	7,603,668
Manhattan Associates, Inc.(b)	82,139	7,187,163
QLIK Technologies Inc.(b)	189,998	6,230,034
		44,683,905

Asset Management & Custody Banks–0.88%
Affiliated Managers Group, Inc.(b)	44,437	7,746,258

Auto Parts & Equipment–2.74%
Allison Transmission Holdings, Inc.	340,882	7,673,254
Tenneco Inc.(b)	194,772	8,984,832
TRW Automotive Holdings Corp.(b)	108,826	7,516,612
		24,174,698

Automotive Retail–1.12%
Group 1 Automotive, Inc.	129,172	9,911,368

Biotechnology–5.39%
ARIAD Pharmaceuticals, Inc.(b)	227,057	4,223,260
BioMarin Pharmaceutical Inc.(b)	124,641	8,160,246
Cubist Pharmaceuticals, Inc.(b)	137,815	8,731,958
Medivation Inc.(b)	78,157	4,418,215
NPS Pharmaceuticals, Inc.(b)	407,736	10,234,174

	Shares	Value
Biotechnology–(continued)
Onyx Pharmaceuticals, Inc.(b)	68,977	$8,524,178
TESARO, Inc.(b)	95,620	3,306,540
		47,598,571

Broadcasting–0.50%
Nexstar Broadcasting Group, Inc.–Class A	132,031	4,432,281

Building Products–2.87%
A.O. Smith Corp.	142,018	5,971,857
Fortune Brands Home & Security Inc.	75,848	2,794,240
Lennox International Inc.	137,626	9,448,025
Trex Co., Inc.(b)	160,846	7,120,653
		25,334,775

Commodity Chemicals–1.51%
Koppers Holdings, Inc.	88,669	3,437,697
Methanex Corp. (Canada)	213,810	9,940,027
		13,377,724

Communications Equipment–1.44%
Ciena Corp.(b)	267,590	5,330,393
JDS Uniphase Corp.(b)	332,310	4,263,537
Procera Networks, Inc.(b)	238,105	3,083,460
		12,677,390

Construction & Engineering–0.30%
Primoris Services Corp.	118,354	2,660,598

Construction & Farm Machinery & Heavy Trucks–1.11%
Manitowoc Co., Inc. (The)	491,775	9,825,664

Consumer Electronics–0.81%
Harman International Industries, Inc.	111,756	7,154,619

Data Processing & Outsourced Services–2.58%
Cardtronics, Inc.(b)	256,411	8,894,897
Jack Henry & Associates, Inc.	114,582	5,717,642
MAXIMUS, Inc.	218,308	8,188,733
		22,801,272

Electrical Components & Equipment–0.89%
Belden Inc.	138,256	7,841,880

Electronic Equipment & Instruments–0.87%
Cognex Corp.	134,840	7,683,183

Electronic Manufacturing Services–0.57%
IPG Photonics Corp.(c)	93,454	5,024,087

Environmental & Facilities Services–1.58%
Clean Harbors, Inc.(b)	141,475	8,040,024
Waste Connections, Inc.	139,592	5,913,117
		13,953,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Discovery Fund

	Shares	Value
Footwear–0.90%
Steven Madden, Ltd.(b)	146,509	$7,911,486

Health Care Equipment–3.24%
DexCom Inc.(b)	189,065	5,114,208
Insulet Corp.(b)	227,041	7,569,547
Sirona Dental Systems, Inc.(b)	112,617	7,294,203
Thoratec Corp.(b)	240,248	8,584,061
		28,562,019

Health Care Facilities–2.35%
Acadia Healthcare Co., Inc.(b)	326,663	12,520,993
Health Management Associates Inc.–Class A(b)	303,392	3,901,621
Tenet Healthcare Corp.(b)	109,944	4,293,313
		20,715,927

Health Care Services–1.72%
MEDNAX, Inc.(b)	79,539	7,744,713
Team Health Holdings, Inc.(b)	193,982	7,454,728
		15,199,441

Health Care Supplies–2.48%
Align Technology, Inc.(b)	192,618	8,388,514
Endologix, Inc.(b)	563,419	8,913,289
TearLab Corp.(b)(c)	347,016	4,559,790
		21,861,593

Health Care Technology–1.14%
HMS Holdings Corp.(b)	104,929	2,622,176
MedAssets, Inc.(b)	332,237	7,448,753
		10,070,929

Home Furnishings–0.52%
La-Z-Boy Inc.	214,573	4,561,822

Homebuilding–0.42%
Taylor Morrison Home Corp.–Class A(b)	181,756	3,745,991

Housewares & Specialties–0.54%
Jarden Corp.(b)	110,484	4,745,288

Human Resource & Employment Services–0.91%
TrueBlue, Inc.(b)	329,788	8,020,444

Industrial Conglomerates–1.09%
Carlisle Cos. Inc.	144,056	9,594,130

Industrial Machinery–2.77%
Actuant Corp.–Class A	124,807	4,458,106
EnPro Industries, Inc.(b)	140,352	7,997,257
Thermon Group Holdings Inc.(b)	140,016	2,898,331
TriMas Corp.(b)	138,887	4,880,489
Woodward Inc.	109,763	4,232,462
		24,466,645

Internet Software & Services–3.01%
CoStar Group Inc.(b)	37,811	5,615,312
Dealertrack Technologies Inc.(b)	200,229	7,927,066

	Shares	Value
Internet Software & Services–(continued)
j2 Global, Inc.(c)	141,896	$6,986,959
Web.com Group Inc.(b)	215,736	6,088,070
		26,617,407

Investment Banking & Brokerage–1.85%
Evercore Partners Inc.–Class A	191,706	8,548,170
Stifel Financial Corp.(b)	194,578	7,787,012
		16,335,182

IT Consulting & Other Services–0.93%
InterXion Holding N.V. (Netherlands)(b)	342,787	8,202,893

Leisure Products–0.69%
Brunswick Corp.	166,772	6,063,830

Life Sciences Tools & Services–3.15%
Bruker Corp.(b)	401,292	8,041,892
Fluidigm Corp.(b)	339,977	6,955,929
PAREXEL International Corp.(b)	124,474	5,779,328
Techne Corp.	90,471	7,012,407
		27,789,556

Managed Health Care–1.09%
Centene Corp.(b)	168,977	9,657,036

Marine–0.63%
Kirby Corp.(b)	69,255	5,570,180

Metal & Glass Containers–0.48%
Greif Inc.–Class A	78,340	4,220,176

Movies & Entertainment–1.80%
Cinemark Holdings, Inc.	325,532	9,593,428
Lions Gate Entertainment Corp.(b)(c)	180,888	6,332,889
		15,926,317

Office Services & Supplies–1.54%
Herman Miller, Inc.	206,064	5,248,450
Steelcase Inc.–Class A	572,261	8,309,230
		13,557,680

Oil & Gas Drilling–0.51%
Atwood Oceanics, Inc.(b)	80,644	4,490,258

Oil & Gas Equipment & Services–0.90%
Dresser-Rand Group, Inc.(b)	129,615	7,898,738

Oil & Gas Exploration & Production–3.30%
Athlon Energy Inc.(b)	119,325	3,317,235
Gulfport Energy Corp.(b)	158,377	9,344,243
Kodiak Oil & Gas Corp.(b)	792,442	7,916,496
Oasis Petroleum Inc.(b)	219,001	8,584,839
		29,162,813

Packaged Foods & Meats–3.35%
Annie’s, Inc.(b)(c)	130,836	6,009,297
B&G Foods Inc.	222,888	7,549,216
Hain Celestial Group, Inc. (The)(b)	30,492	2,493,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Discovery Fund

	Shares	Value
Packaged Foods & Meats–(continued)
TreeHouse Foods, Inc.(b)	85,259	$5,544,393
WhiteWave Foods Co.–Class A(b)(c)	417,839	7,989,082
		29,585,624

Regional Banks–2.64%
East West Bancorp, Inc.	292,848	8,559,947
Signature Bank(b)	84,670	7,427,253
SVB Financial Group(b)	88,188	7,301,966
		23,289,166

Restaurants–1.38%
BJ’s Restaurants Inc.(b)	144,974	4,528,988
Noodles & Co.(b)(c)	21,885	999,269
Papa John’s International, Inc.	97,589	6,648,738
		12,176,995

Semiconductor Equipment–0.88%
Teradyne, Inc.(b)(c)	503,226	7,724,519

Semiconductors–2.69%
Cavium Inc.(b)	124,120	4,712,836
Lattice Semiconductor Corp.(b)	571,867	2,722,087
Microsemi Corp.(b)	363,802	9,364,264
Semtech Corp.(b)	232,628	6,913,704
		23,712,891

Specialty Chemicals–2.47%
Cytec Industries Inc.	93,714	7,007,933
PolyOne Corp.	271,330	7,331,337
Rockwood Holdings Inc.	116,591	7,445,501
		21,784,771

Specialty Stores–1.13%
Tractor Supply Co.	65,054	7,960,658
Vitamin Shoppe, Inc.(b)	46,842	1,972,985
		9,933,643

Steel–0.86%
Commercial Metals Co.	510,685	7,598,993

	Shares	Value
Systems Software–1.98%
CommVault Systems, Inc.(b)	86,452	$7,247,271
Fortinet Inc.(b)	290,912	5,760,058
MICROS Systems, Inc.(b)(c)	91,365	4,467,748
		17,475,077

Trading Companies & Distributors–1.30%
MRC Global Inc.(b)	200,227	5,255,959
WESCO International, Inc.(b)(c)	84,811	6,256,507
		11,512,466

Trucking–1.55%
Avis Budget Group, Inc.(b)	97,600	2,612,752
Knight Transportation, Inc.	256,724	4,179,467
Werner Enterprises, Inc.	300,156	6,915,594
		13,707,813

Wireless Telecommunication Services–0.33%
NII Holdings Inc.(b)(c)	491,933	2,941,759
Total Common Stocks (Cost $626,227,236)		846,912,258

Money Market Funds–3.57%
Liquid Assets Portfolio–Institutional Class(d)	15,742,237	15,742,237
Premier Portfolio–Institutional Class(d)	15,742,237	15,742,237
Total Money Market Funds (Cost $31,484,474)		31,484,474
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.52% (Cost $657,711,710)		878,396,732

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.27%
Liquid Assets Portfolio–Institutional Class (Cost $37,699,845)(d)(e)	37,699,845	37,699,845
TOTAL INVESTMENTS–103.79% (Cost $695,411,555)		916,096,577
OTHER ASSETS LESS LIABILITIES–(3.79)%		(33,471,020)
NET ASSETS–100.00%		$882,625,557

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2013.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

August 31, 2013

Assets:
Investments, at value (Cost $626,227,236)*	$846,912,258
Investments in affiliated money market funds, at value and cost	69,184,319
Total investments, at value (Cost $695,411,555)	916,096,577
Receivable for:
Investments sold	4,821,702
Fund shares sold	1,364,053
Dividends	350,168
Investment for trustee deferred compensation and retirement plans	22,154
Other assets	17,663
Total assets	922,672,317

Liabilities:
Payable for:
Fund shares reacquired	1,473,364
Collateral upon return of securities loaned	37,699,845
Accrued fees to affiliates	684,065
Accrued trustees’ and officers’ fees and benefits	5,816
Accrued other operating expenses	92,074
Trustee deferred compensation and retirement plans	91,596
Total liabilities	40,046,760
Net assets applicable to shares outstanding	$882,625,557

Net assets consist of:
Shares of beneficial interest	$566,639,639
Undistributed net investment income (loss)	(5,110,520)
Undistributed net realized gain	100,411,416
Net unrealized appreciation	220,685,022
$882,625,557

Net Assets:
Class A	$540,978,589
Class B	$12,553,738
Class C	$53,559,805
Class Y	$163,072,122
Class R5	$44,036,552
Class R6	$68,424,751

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	44,326,140
Class B	1,116,018
Class C	4,945,739
Class Y	13,040,958
Class R5	3,516,837
Class R6	5,463,491
Class A:
Net asset value per share	$12.20
Maximum offering price per share
(Net asset value of $12.20 ÷ 94.50%)	$12.91
Class B:
Net asset value and offering price per share	$11.25
Class C:
Net asset value and offering price per share	$10.83
Class Y:
Net asset value and offering price per share	$12.50
Class R5:
Net asset value and offering price per share	$12.52
Class R6:
Net asset value and offering price per share	$12.52

*	At August 31, 2013, securities with an aggregate value of $36,592,762 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Discovery Fund

Statement of Operations

For the year ended August 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $46,694)	$4,861,833
Dividends from affiliated money market funds (includes securities lending income of $124,927)	183,310
Total investment income	5,045,143

Expenses:
Advisory fees	6,592,670
Administrative services fees	218,879
Custodian fees	30,488
Distribution fees:
Class A	1,411,002
Class B	32,345
Class C	497,251
Transfer agent fees — A, B, C and Y	1,881,616
Transfer agent fees — R5	6,212
Transfer agent fees — R6	363
Trustees’ and officers’ fees and benefits	50,952
Other	288,501
Total expenses	11,010,279
Less: Fees waived and expense offset arrangement(s)	(81,826)
Net expenses	10,928,453
Net investment income (loss)	(5,883,310)

Realized and unrealized gain from:
Net realized gain from investment securities	129,642,296
Change in net unrealized appreciation of investment securities	67,156,020
Net realized and unrealized gain	196,798,316
Net increase in net assets resulting from operations	$190,915,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(5,883,310)	$(7,991,062)
Net realized gain	129,642,296	69,161,444
Change in net unrealized appreciation	67,156,020	87,063,026
Net increase in net assets resulting from operations	190,915,006	148,233,408

Distributions to shareholders from net realized gains:
Class A	(58,971,398)	(81,968,055)
Class B	(1,402,434)	(1,718,916)
Class C	(5,257,156)	(5,413,962)
Class Y	(19,373,899)	(21,572,101)
Class R5	(981)	—
Class R6	(981)	—
Total distributions from net realized gains	(85,006,849)	(110,673,034)

Share transactions–net:
Class A	(135,546,440)	(242,910,836)
Class B	(2,685,853)	(3,476,255)
Class C	(469,868)	(3,443,087)
Class Y	(68,806,533)	(34,627,450)
Class R5	43,871,511	—
Class R6	64,674,752	—
Net increase (decrease) in net assets resulting from share transactions	(98,962,431)	(284,457,628)
Net increase in net assets	6,945,726	(246,897,254)

Net assets:
Beginning of year	875,679,831	1,122,577,085
End of year (includes undistributed net investment income (loss) of $(5,110,520) and $(5,015,678), respectively)	$882,625,557	$875,679,831

Notes to Financial Statements

August 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on

14                         Invesco Small Cap Discovery Fund

an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

15                         Invesco Small Cap Discovery Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.80%
Next $500 million	0.75%
Over $1.0 billion	0.70%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2013, the Adviser waived advisory fees of $80,663.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

16                         Invesco Small Cap Discovery Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2013, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2013, IDI advised the Fund that IDI retained $82,871 in front-end sales commissions from the sale of Class A shares and $2,060, $12,339 and $1,540 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2013, the Fund incurred $28,430 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2013, the Fund engaged in securities purchases of $1,866,077.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,163.

17                         Invesco Small Cap Discovery Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2013 and 2012:

	2013	2012
Ordinary income	$—	$38,183,752
Long-term capital gain	85,006,849	72,489,282
Total distributions	$85,006,849	$110,673,034

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$26,321,532
Undistributed long-term gain	76,763,091
Net unrealized appreciation — investments	218,011,813
Temporary book/tax differences	(88,574)
Late-Year ordinary loss deferral	(5,021,944)
Shares of beneficial interest	566,639,639
Total net assets	$882,625,557

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2013 was $555,020,841 and $724,789,704, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$228,600,335
Aggregate unrealized (depreciation) of investment securities	(10,588,522)
Net unrealized appreciation of investment securities	$218,011,813

Cost of investments for tax purposes is $698,084,764.

18                         Invesco Small Cap Discovery Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2013, undistributed net investment income (loss) was increased by $5,788,468, undistributed net realized gain was decreased by $5,788,087 and shares of beneficial interest was decreased by $381. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	10,723,043	$120,331,339	16,280,879	$168,906,300
Class B	30,854	327,642	46,729	457,333
Class C	681,254	6,809,246	430,727	4,106,013
Class Y	4,691,321	53,193,049	3,911,388	41,480,313
Class R5(b)	3,527,315	44,000,899	—	—
Class R6(b)	5,622,923	66,633,393	—	—

Issued as reinvestment of dividends:
Class A	5,757,455	56,653,360	8,188,781	79,758,723
Class B	145,907	1,323,375	175,506	1,588,333
Class C	566,705	4,975,669	584,164	5,175,695
Class Y	1,902,498	19,139,132	2,008,021	19,899,485
Class R5	—	—	—	—
Class R6	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	203,114	2,258,894	244,402	2,557,325
Class B	(219,824)	(2,258,894)	(258,474)	(2,557,325)

Reacquired:(b)
Class A	(28,300,197)	(314,790,033)	(46,520,534)	(494,133,184)
Class B	(204,268)	(2,077,976)	(309,907)	(2,964,596)
Class C	(1,238,776)	(12,254,783)	(1,344,251)	(12,724,795)
Class Y	(12,205,730)	(141,138,714)	(9,048,357)	(96,007,248)
Class R5	(10,478)	(129,388)	—	—
Class R6	(159,432)	(1,958,641)	—	—
Net increase (decrease) in share activity	(8,486,316)	$(98,962,431)	(25,610,926)	$(284,457,628)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	Net of redemption fees of $12,135 for the year ended August 31, 2012.

19                         Invesco Small Cap Discovery Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period		Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 08/31/13	$10.85	$(0.08)	$2.56	$2.48	$(1.13)	$12.20		25.31	%(c)	$540,979	1.32	%(d)	1.33	%(d)	(0.72	)%(d)	70%
Year ended 08/31/12	10.56	(0.08)	1.47	1.39	(1.10)	10.85	(e)	14.33	(c)	607,073	1.38		1.43		(0.80)		78
Year ended 08/31/11	8.74	(0.11)	1.93	1.82	—	10.56	(e)	20.82	(c)	820,988	1.38		1.42		(1.01)		114
Five months ended 08/31/10	9.62	(0.04)	(0.84)	(0.88)	—	8.74	(e)	(9.15	)(c)	691,456	1.34	(f)	1.34	(f)	(1.04	)(f)	63
Year ended 03/31/10	6.93	(0.09)	2.78	2.69	—	9.62	(e)	38.82	(g)	748,998	1.39		1.39		(1.04)		234
Year ended 03/31/09	10.15	(0.09)	(3.13)	(3.22)	—	6.93	(e)	(31.72	)(g)	402,611	1.40		1.40		(1.00)		219
Class B
Year ended 08/31/13	10.09	(0.07)	2.36	2.29	(1.13)	11.25		25.34	(c)(h)	12,554	1.32	(d)(h)	1.33	(d)(h)	(0.72	)(d)(h)	70
Year ended 08/31/12	9.89	(0.08)	1.38	1.30	(1.10)	10.09	(e)	14.40	(c)(h)	13,754	1.38	(h)	1.43	(h)	(0.80	)(h)	78
Year ended 08/31/11	8.18	(0.11)	1.82	1.71	—	9.89	(e)	20.90	(c)(h)	16,910	1.40	(h)	1.44	(h)	(1.03	)(h)	114
Five months ended 08/31/10	9.03	(0.05)	(0.80)	(0.85)	—	8.18	(e)	(9.41	)(c)(h)	19,249	1.63	(f)(h)	1.63	(f)(h)	(1.33	)(f)(h)	63
Year ended 03/31/10	6.51	(0.09)	2.61	2.52	—	9.03	(e)	38.71	(i)(j)	23,169	1.53	(j)	1.53	(j)	(1.19	)(j)	234
Year ended 03/31/09	9.59	(0.14)	(2.94)	(3.08)	—	6.51	(e)	(32.12	)(i)(j)	22,044	2.04	(j)	2.04	(j)	(1.65	)(j)	219
Class C
Year ended 08/31/13	9.82	(0.15)	2.29	2.14	(1.13)	10.83		24.43	(c)	53,560	2.07	(d)	2.08	(d)	(1.47	)(d)	70
Year ended 08/31/12	9.73	(0.15)	1.34	1.19	(1.10)	9.82	(e)	13.43	(c)	48,486	2.13		2.18		(1.55)		78
Year ended 08/31/11	8.10	(0.17)	1.80	1.63	—	9.73	(e)	20.12	(c)(k)	51,212	2.06	(k)	2.10	(k)	(1.69	)(k)	114
Five months ended 08/31/10	8.95	(0.07)	(0.78)	(0.85)	—	8.10	(e)	(9.50	)(c)	53,673	2.09	(f)	2.09	(f)	(1.79	)(f)	63
Year ended 03/31/10	6.50	(0.14)	2.59	2.45	—	8.95	(e)	37.69	(l)	62,523	2.14		2.14		(1.79)		234
Year ended 03/31/09	9.58	(0.14)	(2.94)	(3.08)	—	6.50	(e)	(32.15	)(l)	39,064	2.14		2.14		(1.75)		219
Class Y(m)
Year ended 08/31/13	11.06	(0.05)	2.62	2.57	(1.13)	12.50		25.67	(c)	163,072	1.07	(d)	1.08	(d)	(0.47	)(d)	70
Year ended 08/31/12	10.72	(0.06)	1.50	1.44	(1.10)	11.06	(e)	14.60	(c)	206,367	1.13		1.18		(0.55)		78
Year ended 08/31/11	8.84	(0.09)	1.97	1.88	—	10.72	(e)	21.27	(c)	233,467	1.13		1.17		(0.76)		114
Five months ended 08/31/10	9.73	(0.03)	(0.86)	(0.89)	—	8.84	(e)	(9.15	)(c)	199,603	1.09	(f)	1.09	(f)	(0.80	)(f)	63
Year ended 03/31/10	6.99	(0.06)	2.80	2.74	—	9.73	(e)	39.20	(n)	267,593	1.14		1.14		(0.76)		234
Year ended 03/31/09	10.20	(0.07)	(3.14)	(3.21)	—	6.99	(e)	(31.47	)(n)	91,594	1.15		1.15		(0.75)		219
Class R5
Year ended 08/31/13(o)	11.48	(0.04)	2.21	2.17	(1.13)	12.52		21.25	(c)	44,037	0.93	(d)(f)	0.94	(d)(f)	(0.33	)(d)(f)	70
Class R6
Year ended 08/31/13(o)	11.48	(0.03)	2.20	2.17	(1.13)	12.52		21.25	(c)	68,425	0.83	(d)(f)	0.84	(d)(f)	(0.23	)(d)(f)	70

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $564,401, $12,938, $49,725, $195,926, $6,623 and $17,604 for Class A, Class B, Class C, Class Y, Class R5 and Class R6, respectively.
(e)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.27% and 0.54% for the years ended August 31, 2013, August 31, 2012, August 31, 2011 and the five months ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% for the year ended August 31, 2011.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of September 24, 2012 for Class R5 and Class R6 shares.

20                         Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Small Cap Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the five month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 29, 2013

Houston, Texas

21                         Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,137.00	$6.84	$1,018.80	$6.46	1.27%
B	1,000.00	1,137.50	6.84	1,018.80	6.46	1.27
C	1,000.00	1,132.90	10.86	1,015.02	10.26	2.02
Y	1,000.00	1,138.40	5.50	1,020.06	5.19	1.02
R5	1,000.00	1,132.90	5.00	1,020.52	4.74	0.93
R6	1,000.00	1,139.20	4.48	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 through August 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Small Cap Discovery Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), and independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund

23                         Invesco Small Cap Discovery Fund

was in the first quintile of the performance universe for the one year period, the third quintile for the three year period, and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers sub-advises one mutual fund with investment strategies comparable to those of the Fund and that the sub-advisory effective fee rate is below the effective advisory fee rate of the Fund.

Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco Small Cap Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$85,006,849
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Discovery Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 VK-SCD-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$470,602	N/A	$404,100	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$124,450	0%	$104,700	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$595,052	0%	$508,800	0%

(g) PWC billed the Registrant aggregate non-audit fees of $124,450 for the fiscal year ended 2013, and $104,700 for the fiscal year ended 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end 2013 include fees billed for reviewing tax returns and fund mergers. Tax fees for the fiscal year end 2012 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $7,055 for the fiscal year ended 2013, and $0 for the fiscal year ended 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 13, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 8, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 8, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 8, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.